UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-04087

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Manning & Napier Fund, Inc.

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(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport,  NY 14450

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(Address of principal executive offices)(Zip Code)

B. Reuben Auspitz      290 Woodcliff Drive, Fairport, NY  14450

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(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

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Date of fiscal year end: October 31

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Date of reporting period: November 1, 2012 through October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1:	REPORTS TO STOCKHOLDERS.

Manning & Napier Fund, Inc.

Annual Report | October 31, 2013

EQUITY SERIES
www.manning-napier.com

Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Slow economic growth and accommodative monetary policies characterized the global economy during the one year period ended October 31, 2013. Against this backdrop, a variety of global equity markets delivered positive absolute returns. In the U.S., stocks moved sharply higher despite flare-ups of uncertainty stemming from ongoing fiscal policy concerns and the future course of quantitative easing (QE). Anticipation of a near term reduction in U.S. QE had a particularly large adverse impact on fixed income markets as well as emerging market equities. Signs of decelerating economic growth in countries such as China and rising inflationary pressure in countries such as Brazil also contributed to a shift in investors’ risk appetite, but broadly speaking emerging market stocks still finished the twelve-month period with modest gains. Perhaps the most significant macroeconomic development during the year came from the Eurozone, where data showed that the region emerged from recession during the second quarter of 2013. While encouraging, recent progress in Europe remains fragile and uneven. Moving forward, we continue to maintain our slow growth outlook for the global economy as many headwinds to global economic growth remain intact.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Equity Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth of capital by investing primarily in common stocks. The Series is designed to allow the pursuit of opportunities in large, mid, and small size companies within the U.S.

Performance Commentary

U.S. equity markets delivered strong positive returns for the twelve-month period ended on October 31, 2013. Specifically, the S&P 500 Total Return Index gained 27.18%, while the Russell 3000 Index earned 28.99%. Over the current stock market cycle, which includes a prolonged bear market that ran from April 2000 to February 2009, a recovery, and the current bull market, the Equity Series continues to provide competitive absolute and relative returns for long-term investors. With an annualized return of 7.17% over the current cycle, the Equity Series has outpaced the Russell 3000’s annualized return of 3.66%. The Equity Series posted positive absolute returns for the year ended October 31, 2013, and outperformed the Russell 3000 Index over the twelve-month period.

The Series’ outperformance relative to the Russell 3000 Index was driven by stock selection, though the aggregate impact of sector allocation decisions also contributed positively to relative returns. Regarding stock selection, certain investments in Energy and Information Technology aided relative returns. This was partially offset by certain investments in Consumer Discretionary and Financials, both of which detracted from relative returns. Concerning sector allocation, as compared to the benchmark, an underweight to Utilities, a lack of exposure to Telecommunication Services, and an overweight to Consumer Discretionary contributed positively to relative returns. Conversely, an overweight to Energy as compared to the benchmark challenged relative returns during the twelve-month period.

In today’s slow growth environment, we believe that consistency and flexibility are key components in managing the balance between risk and reward. To that end, we continue to consistently apply the investment strategies that we have developed and refined over the last forty-plus years. This enables us to find attractively priced companies that we believe can generate growth for our clients. Indeed, within the Series we are focused on identifying companies that are positioned to grow multiple times faster than the broader economy. These companies typically display stable-to-strong fundamentals and strong competitive positions within their respective industry. We believe that in the long-term, growth-oriented companies that execute well despite the slow economic growth environment should demand a premium.

Please see the next page for additional performance information as of October 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

The current stock market cycle is 04/01/2000 through current.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk.

2

Equity Series

Performance Update as of October 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Equity Series[3,4]	30.61%	14.38%	8.99%	7.76%
Russell 3000® Index[5]	28.99%	15.94%	7.92%	5.34%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Series for the ten years ended October 31, 2013 to the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective’s inception date (see Note 4 below).

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this net expense ratio was 1.05%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for the year ended October 31, 2013.

4Prior to July 10, 2002, all performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans: All-Equity Collective Investment Trust (the “Collective”), which was managed by Manning & Napier Advisors, Inc. (predecessor to Manning & Napier Advisors, LLC), an affiliate of the distributor, and reorganized into the Manning & Napier Fund, Inc. Equity Series on July 10, 2002. The Collective was not open to the public generally or registered under the Investment Company Act of 1940 and the fees of the Collective were lower than the Series’ fees. Therefore, historical performance of the Collective would have been lower if the Collective had been subject to the same fees as the Series.

5The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD* 5/1/13-10/31/13
Actual	$1,000.00	$1,129.70	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Equity Series

Portfolio Composition as of October 31, 2013

(unaudited)

5

Equity Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.0%

Consumer Discretionary - 18.2%
Hotels, Restaurants & Leisure - 2.4%
BJ’s Restaurants, Inc.*	271,490	$7,346,519
Yum! Brands, Inc.	329,620	22,288,904

		29,635,423

Household Durables - 0.9%
DR Horton, Inc.	131,380	2,489,651
Lennar Corp. - Class A	74,930	2,663,761
NVR, Inc.*	3,030	2,779,480
Toll Brothers, Inc.*	85,430	2,808,938

		10,741,830

Internet & Catalog Retail - 1.3%
Amazon.com, Inc.*	28,420	10,345,733
HomeAway, Inc.*	198,150	5,875,148

		16,220,881

Media - 12.6%
DIRECTV*	455,460	28,461,695
LIN Media LLC - Class A*	176,940	4,347,416
Nexstar Broadcasting Group, Inc. - Class A	82,970	3,683,038
Sinclair Broadcast Group, Inc. - Class A	215,020	6,893,541
Starz - Class A*	515,460	15,541,119
Time Warner, Inc.	309,430	21,270,218
Tribune Co.*	152,570	10,214,562
Twenty-First Century Fox, Inc.	615,940	20,991,235
Viacom, Inc. - Class B	262,990	21,904,437
The Walt Disney Co.	326,110	22,367,885

		155,675,146

Specialty Retail - 1.0%
Dick’s Sporting Goods, Inc.	240,460	12,794,877

Total Consumer Discretionary		225,068,157

Consumer Staples - 4.6%
Beverages - 1.7%
The Coca-Cola Co.	535,370	21,184,591

Food Products - 2.9%
Ingredion, Inc.	128,670	8,461,339
Kraft Foods Group, Inc.	212,350	11,547,593
Mead Johnson Nutrition Co.	202,590	16,543,499

		36,552,431

Total Consumer Staples		57,737,022

The accompanying notes are an integral part of the financial statements.

6

Equity Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy - 17.8%
Energy Equipment & Services - 9.1%
Baker Hughes, Inc.	934,580	$54,289,752
Cameron International Corp.*	568,580	31,192,299
Weatherford International Ltd. - ADR*	1,646,670	27,071,255

		112,553,306

Oil, Gas & Consumable Fuels - 8.7%
Apache Corp.	212,460	18,866,448
EOG Resources, Inc.	83,710	14,933,864
Hess Corp.	557,030	45,230,836
Peabody Energy Corp.	919,760	17,916,925
Range Resources Corp.	148,080	11,211,137

		108,159,210

Total Energy		220,712,516

Financials - 4.7%
Diversified Financial Services - 2.1%
McGraw-Hill Financial, Inc.	178,750	12,455,300
MSCI, Inc.*	321,780	13,118,971

		25,574,271

Real Estate Investment Trusts (REITS) - 1.7%
Alexandria Real Estate Equities, Inc.	90,300	5,939,934
BioMed Realty Trust, Inc.	286,810	5,713,255
Corporate Office Properties Trust	136,730	3,363,558
Digital Realty Trust, Inc.	56,010	2,669,437
DuPont Fabros Technology, Inc.	153,200	3,807,020

		21,493,204

Real Estate Management & Development - 0.9%
Realogy Holdings Corp.*	281,650	11,587,081

Total Financials		58,654,556

Health Care - 12.2%
Biotechnology - 0.9%
Myriad Genetics, Inc.*	453,400	11,053,892

Health Care Equipment & Supplies - 6.4%
Alere, Inc.*	935,510	31,554,752
Becton, Dickinson and Co.	244,360	25,689,567
Teleflex, Inc.	77,230	7,119,061
Volcano Corp.*	792,660	15,195,292

		79,558,672

Health Care Providers & Services - 0.6%
Universal Health Services, Inc. - Class B	94,130	7,583,113

The accompanying notes are an integral part of the financial statements.

7

Equity Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Technology - 2.3%
Cerner Corp.*	494,370	$27,699,551

Pharmaceuticals - 2.0%
Johnson & Johnson	266,330	24,664,821

Total Health Care		150,560,049

Industrials - 9.3%
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	305,970	18,278,648

Airlines - 1.2%
Spirit Airlines, Inc.*	337,080	14,545,002

Industrial Conglomerates - 1.6%
General Electric Co.	762,810	19,939,853

Machinery - 3.6%
Caterpillar, Inc.	174,170	14,518,811
Joy Global, Inc.	277,170	15,729,398
Xylem, Inc.	408,700	14,100,150

		44,348,359

Trading Companies & Distributors - 1.4%
Fastenal Co.	352,630	17,560,974

Total Industrials		114,672,836

Information Technology - 26.7%
Communications Equipment - 8.0%
F5 Networks, Inc.*	188,830	15,391,533
Juniper Networks, Inc.*	1,831,130	34,132,263
Palo Alto Networks, Inc.*	219,200	9,241,472
Qualcomm, Inc.	426,140	29,603,946
Riverbed Technology, Inc.*	694,228	10,288,459

		98,657,673

Computers & Peripherals - 6.1%
Apple, Inc.	54,460	28,447,181
EMC Corp.	1,977,550	47,599,629

		76,046,810

Internet Software & Services - 5.9%
eBay, Inc.*	425,100	22,407,021
Facebook, Inc. - Class A*	261,950	13,165,607
Google, Inc. - Class A*	31,000	31,947,980
LinkedIn Corp. - Class A*	25,810	5,772,923

		73,293,531

The accompanying notes are an integral part of the financial statements.

8

Equity Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 0.7%
VeriFone Systems, Inc.*	369,630	$8,375,816

Semiconductors & Semiconductor Equipment - 1.1%
Skyworks Solutions, Inc.*	522,990	13,482,682

Software - 4.9%
Electronic Arts, Inc.*	1,100,670	28,892,588
Fortinet, Inc.*	907,020	18,240,172
MICROS Systems, Inc.*	249,850	13,554,363

		60,687,123

Total Information Technology		330,543,635

Materials - 4.5%
Chemicals - 1.9%
Monsanto Co.	225,990	23,701,831

Metals & Mining - 2.6%
Alcoa, Inc.	3,411,060	31,620,526

Total Materials		55,322,357

TOTAL COMMON STOCKS (Identified Cost $1,007,713,699)		1,213,271,128

SHORT-TERM INVESTMENT - 2.5%

Dreyfus Cash Management, Inc. - Institutional Shares[1], 0.04% (Identified Cost $30,380,002)	30,380,002	30,380,002

TOTAL INVESTMENTS - 100.5% (Identified Cost $1,038,093,701)		1,243,651,130
LIABILITIES, LESS OTHER ASSETS - (0.5%)		(6,131,625)

NET ASSETS - 100%		$1,237,519,505

KEY:

ADR - American Depository Receipt

*Non-income producing security.

1Rate shown is the current yield as of October 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Equity Series

Statement of Assets and Liabilities

October 31, 2013

ASSETS:

Investments, at value (identified cost $1,038,093,701) (Note 2)	$1,243,651,130
Receivable for securities sold	16,918,945
Receivable for fund shares sold	2,938,744
Dividends receivable	536,004

TOTAL ASSETS	1,264,044,823

LIABILITIES:

Accrued management fees (Note 3)	997,472
Accrued transfer agent fees (Note 3)	211,605
Accrued fund accounting and administration fees (Note 3)	42,668
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	16,770,957
Payable for securities purchased	8,429,928
Other payables and accrued expenses	72,281

TOTAL LIABILITIES	26,525,318

TOTAL NET ASSETS	$1,237,519,505

NET ASSETS CONSIST OF:

Capital stock	$573,001
Additional paid-in-capital	877,843,601
Undistributed net investment income	29,561
Accumulated net realized gain on investments	153,515,913
Net unrealized appreciation on investments	205,557,429

TOTAL NET ASSETS	$1,237,519,505

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($1,237,519,505/57,300,087 shares)	$21.60

The accompanying notes are an integral part of the financial statements.

10

Equity Series

Statement of Operations

For the Year Ended October 31, 2013

INVESTMENT INCOME:

Dividends	$13,481,462

EXPENSES:

Management fees (Note 3)	12,169,815
Transfer agent fees (Note 3)	852,412
Fund accounting and administration fees (Note 3)	162,732
Directors’ fees (Note 3)	31,256
Chief Compliance Officer service fees (Note 3)	2,369
Custodian fees	43,351
Miscellaneous	304,272

Total Expenses	13,566,207
Less reduction of expenses (Note 3)	(787,902)

Net Expenses	12,778,305

NET INVESTMENT INCOME	703,157

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments	163,586,066
Net change in unrealized appreciation on investments	162,201,337

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	325,787,403

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$326,490,560

The accompanying notes are an integral part of the financial statements.

11

Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$703,157	$1,025,103
Net realized gain on investments	163,586,066	169,378,428
Net change in unrealized appreciation (depreciation) on investments	162,201,337	(50,082,779)

Net increase from operations	326,490,560	120,320,752

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(2,246,652)	(4,425,680)
From net realized gain on investments	(163,857,384)	(70,677,622)

Total distributions to shareholders	(166,104,036)	(75,103,302)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(341,335,394)	(551,787,560)

Net decrease in net assets	(180,948,870)	(506,570,110)

NET ASSETS:

Beginning of year	1,418,468,375	1,925,038,485

End of year (including undistributed net investment income of $29,561 and $0, respectively)	$1,237,519,505	$1,418,468,375

The accompanying notes are an integral part of the financial statements.

12

Equity Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$19.03	$18.45	$17.91	$15.55	$13.34

Income (loss) from investment operations:
Net investment income[1]	0.01	0.01	0.04	0.03	0.04
Net realized and unrealized gain (loss) on investments	5.14	1.26	0.55	2.35	2.24

Total from investment operations	5.15	1.27	0.59	2.38	2.28

Less distributions to shareholders:
From net investment income	(0.03)	(0.04)	(0.05)	(0.02)	(0.07)
From net realized gain on investments	(2.55)	(0.65)	—	—	—

Total distributions to shareholders	(2.58)	(0.69)	(0.05)	(0.02)	(0.07)

Net asset value - End of year	$21.60	$19.03	$18.45	$17.91	$15.55

Net assets - End of year (000’s omitted)	$1,237,520	$1,418,468	$1,925,038	$1,579,323	$1,003,043

Total return[2]	30.61%	7.37%	3.30%	15.29%	17.23%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income	0.06%	0.06%	0.24%	0.17%	0.26%
Portfolio turnover	52%	63%	54%	56%	50%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.06%	0.05%	0.02%	0.02%	0.06%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

13

Equity Series

Notes to Financial Statements

1.	Organization

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2013, 10.9 billion shares have been designated in total among 45 series, of which 200 million have been designated as Equity Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$225,068,157	$225,068,157	$—	$—
Consumer Staples	57,737,022	57,737,022	—	—
Energy	220,712,516	220,712,516	—	—
Financials	58,654,556	58,654,556	—	—
Health Care	150,560,049	150,560,049	—	—
Industrials	114,672,836	114,672,836	—	—
Information Technology	330,543,635	330,543,635	—	—
Materials	55,322,357	55,322,357	—	—
Mutual Fund	30,380,002	30,380,002	—	—

Total assets	$1,243,651,130	$1,243,651,130	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2012 or October 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the

15

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

years ended October 31, 2010 through October 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Advisor has contractually agreed, until at least February 28, 2015, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor waived fees of $787,902 for the year ended October 31, 2013, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

16

Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $623,316,927 and $1,104,257,633, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Equity Series were:

	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	11,213,678	$219,442,960	22,742,087	$418,341,849
Reinvested	6,080,929	104,105,491	2,205,706	37,144,091
Repurchased	(34,538,433)	(664,883,845)	(54,736,906)	(1,007,273,500)

Total	(17,243,826)	$(341,335,394)	(29,789,113)	$(551,787,560)

At October 31, 2013, the retirement plan of the Advisor and its affiliates owned 245,765 shares of the Series (0.4% of shares outstanding) valued at $5,308,532.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

17

Equity Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2013, $1,573,056 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
Ordinary income	$30,554,514	$4,409,975
Long-term capital gains	135,549,522	70,693,327

At October 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$1,049,432,863
Unrealized appreciation	225,864,526
Unrealized depreciation	(31,646,259)

Net unrealized appreciation	$194,218,267

Undistributed ordinary income	41,747,687
Undistributed long-term capital gains	123,136,949

18

Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2013

19

Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $12,202,384 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 69.21%.

The Series designates $258,686,471 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2013.

20

Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-present)

HoustonPharma (2000-2009)

21

Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

22

Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Jodi L. Hedberg 290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Richard Yates 290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

23

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24

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25

Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEQY-10/13-AR

Manning & Napier Fund, Inc.

Annual Report | October 31, 2013

TAX MANAGED SERIES
www.manning-napier.com

Tax Managed Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Slow economic growth and accommodative monetary policies characterized the global economy during the one year period ended October 31, 2013. Against this backdrop, a variety of global equity markets delivered positive absolute returns. In the U.S., stocks moved sharply higher despite flare-ups of uncertainty stemming from ongoing fiscal policy concerns and the future course of quantitative easing (QE). Anticipation of a near term reduction in U.S. QE had a particularly large adverse impact on fixed income markets as well as emerging market equities. Signs of decelerating economic growth in countries such as China and rising inflationary pressure in countries such as Brazil also contributed to a shift in investors’ risk appetite, but broadly speaking emerging market stocks still finished the twelve-month period with modest gains. Perhaps the most significant macroeconomic development during the year came from the Eurozone, where data showed that the region emerged from recession during the second quarter of 2013. While encouraging, recent progress in Europe remains fragile and uneven. Moving forward, we continue to maintain our slow growth outlook for the global economy as many headwinds to global economic growth remain intact.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Tax Managed Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders. The Series provides exposure to equity securities and is designed to benefit those investors who are conscious of tax implications in their portfolios.

Performance Commentary

U.S. equity markets delivered strong positive returns for the twelve-month period ended on October 31, 2013. Specifically, the S&P 500 Total Return Index gained 27.18%, while the Russell 3000 Index earned 28.99%. Global equity markets also delivered positive performance over the same time period. Though global markets trailed the U.S. in terms of equity market performance, the MSCI ACWI ex USA Index (ACWIxUS) still returned 20.29%. Over the current U.S. stock market cycle, which includes a prolonged bear market that ran from April 2000 to February 2009, a recovery, and the current bull market, the Tax Managed Series continues to provide competitive absolute and relative returns for long-term investors. With an annualized return of 6.44% over the current full cycle, the Series has outpaced the Russell 3000’s annualized return of 3.66%. For the one-year period ended October 31, 2013, the Series provided strong double-digit returns, performing essentially in line with the Russell 3000 Index during that time.

While the Series performed in line with the Russell 3000 Index overall, performance was differentiated at more granular levels, particularly when looking at stock selection and sector allocation. Regarding stock selection, certain investments in Energy and Information Technology contributed positively to relative returns, while certain investments in Health Care detracted from relative returns. In terms of sector allocation as compared to the benchmark, a lack of exposure to Utilities and an overweight to Consumer Discretionary stocks aided relative returns. Conversely, an overweight allocation to Energy and Information Technology as compared to the benchmark challenged relative returns.

In today’s slow growth environment, we believe that consistency and flexibility are key components in managing the balance between risk and reward. To that end, we continue to consistently apply the investment strategies that we have developed and refined over the last forty-plus years. This enables us to find attractively priced companies that we believe can generate growth for our clients. Indeed, within the Series, we are focused on identifying companies that are positioned to grow multiple times faster than the broader economy while also trying to minimize the negative impact of taxes on total return. These companies typically display stable-to-strong fundamentals and enviable competitive positions within their respective industry. We believe that in the long-term, growth-oriented companies that execute well despite the slow economic growth environment should demand a premium.

Please see the next page for additional performance information as of October 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

The current U.S. stock market cycle is 04/01/2000 through current.

All investments involve risks, including potential loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, foreign investment risk, small-cap/mid-cap risk, and interest rate risk.

2

Tax Managed Series

Performance Update as of October 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Tax Managed Series
Returns Before Taxes[3,5]	28.41%	14.59%	9.17%	9.52%
Returns After Taxes on Distributions[4,5]	27.54%	14.38%	8.61%	9.10%
Returns After Taxes on Distributions and Sale of Series Shares[4,5]	17.32%	11.78%	7.59%	8.18%
Russell 3000® Index[6]	28.99%	15.94%	7.92%	8.52%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series (returns before taxes) for the ten years ended October 31, 2013 to the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 1, 1995, the Series’ inception date.

3Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this net expense ratio was 1.20%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.35% for the year ended October 31, 2013.

4Returns after taxes on distributions assume that an investor owned the Series during the entire period and paid taxes on the Series’ distributions. Returns after taxes on distributions and sale of Series shares assume that an investor paid taxes on the Series’ distributions and sold all shares at the end of each period. After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not indicative of future tax effects. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

5The Series’ performance is historical and may not be indicative of future results.

6The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Tax Managed Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD* 5/1/13-10/31/13
Actual	$1,000.00	$1,119.00	$6.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Tax Managed Series

Portfolio Composition as of October 31, 2013

(unaudited)

5

Tax Managed Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.6%

Consumer Discretionary - 17.1%
Hotels, Restaurants & Leisure - 2.0%
Accor S.A. (France)[1]	4,240	$189,512
Yum! Brands, Inc.	7,240	489,569

		679,081

Internet & Catalog Retail - 1.9%
Amazon.com, Inc.*	1,400	509,642
HomeAway, Inc.*	5,000	148,250

		657,892

Media - 11.3%
DIRECTV*	13,340	833,617
LIN Media LLC - Class A*	3,960	97,297
Nexstar Broadcasting Group, Inc. - Class A	1,860	82,565
Sinclair Broadcast Group, Inc. - Class A	4,810	154,209
Starz - Class A*	13,450	405,518
Time Warner, Inc.	7,200	494,928
Tribune Co.*	2,320	155,324
Twenty-First Century Fox, Inc.	17,870	609,010
Viacom, Inc. - Class B	8,190	682,145
The Walt Disney Co.	4,110	281,905

		3,796,518

Specialty Retail - 0.8%
Dick’s Sporting Goods, Inc.	4,950	263,389

Textiles, Apparel & Luxury Goods - 1.1%
Lululemon Athletica, Inc. (Canada)*	5,240	361,822

Total Consumer Discretionary		5,758,702

Consumer Staples - 12.0%
Beverages - 4.9%
Anheuser-Busch InBev N.V. (Belgium)[1]	5,550	575,336
Cia de Bebidas das Americas (AmBev) - ADR (Brazil)	14,850	552,420
The Coca-Cola Co.	13,490	533,799

		1,661,555

Food Products - 6.0%
Danone (France)[1]	3,120	231,081
Ingredion, Inc.	2,780	182,813
Kraft Foods Group, Inc.	4,950	269,181
Nestle S.A. (Switzerland)[1]	9,080	655,430
Unilever plc - ADR (United Kingdom)	16,990	689,624

		2,028,129

The accompanying notes are an integral part of the financial statements.

6

Tax Managed Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Tobacco - 1.1%
Imperial Tobacco Group plc (United Kingdom)[1]	9,440	$352,435

Total Consumer Staples		4,042,119

Energy - 15.0%
Energy Equipment & Services - 6.8%
Baker Hughes, Inc.	11,450	665,131
Cameron International Corp.*	12,510	686,299
Schlumberger Ltd.	6,090	570,755
Weatherford International Ltd. - ADR*	22,940	377,134

		2,299,319

Oil, Gas & Consumable Fuels - 8.2%
Apache Corp.	3,690	327,672
Encana Corp. (Canada)	7,890	141,389
EOG Resources, Inc.	3,050	544,120
Hess Corp.	12,270	996,324
Peabody Energy Corp.	19,490	379,665
Petroleo Brasileiro S.A. - ADR (Brazil)	8,240	149,638
Range Resources Corp.	2,840	215,016

		2,753,824

Total Energy		5,053,143

Financials - 3.8%
Diversified Financial Services - 2.5%
McGraw-Hill Financial, Inc.	7,550	526,084
MSCI, Inc.*	7,570	308,629

		834,713

Real Estate Investment Trusts (REITS) - 0.5%
Digital Realty Trust, Inc.	1,710	81,499
DuPont Fabros Technology, Inc.	4,060	100,891

		182,390

Real Estate Management & Development - 0.8%
Realogy Holdings Corp.*	6,190	254,657

Total Financials		1,271,760

Health Care - 10.9%
Health Care Equipment & Supplies - 3.6%
Alere, Inc.*	12,060	406,784
Becton, Dickinson and Co.	3,480	365,852
Teleflex, Inc.	1,750	161,315
Volcano Corp.*	13,590	260,520

		1,194,471

The accompanying notes are an integral part of the financial statements.

7

Tax Managed Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services - 1.0%
Universal Health Services, Inc. - Class B	4,230	$340,769

Health Care Technology - 1.8%
Cerner Corp.*	10,960	614,089

Life Sciences Tools & Services - 1.0%
QIAGEN N.V. - ADR (Netherlands)*	15,000	347,400

Pharmaceuticals - 3.5%
Johnson & Johnson	7,240	670,496
Novo Nordisk A/S - Class B (Denmark)[1]	2,950	491,330

		1,161,826

Total Health Care		3,658,555

Industrials - 7.3%
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	6,780	405,037

Airlines - 0.5%
Spirit Airlines, Inc.*	4,010	173,031

Industrial Conglomerates - 1.3%
General Electric Co.	16,880	441,243

Machinery - 3.2%
Caterpillar, Inc.	5,180	431,805
Joy Global, Inc.	6,110	346,743
Xylem, Inc.	8,530	294,285

		1,072,833

Trading Companies & Distributors - 1.1%
Fastenal Co.	7,740	385,452

Total Industrials		2,477,596

Information Technology - 26.6%
Communications Equipment - 7.6%
F5 Networks, Inc.*	4,190	341,527
Juniper Networks, Inc.*	35,560	662,838
Palo Alto Networks, Inc.*	4,380	184,661
Qualcomm, Inc.	13,860	962,854
Riverbed Technology, Inc.*	27,020	400,436

		2,552,316

Computers & Peripherals - 4.7%
Apple, Inc.	1,210	632,044
EMC Corp.	39,020	939,211

		1,571,255

The accompanying notes are an integral part of the financial statements.

8

Tax Managed Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Internet Software & Services - 7.3%
eBay, Inc.*	7,650	$403,231
Facebook, Inc. - Class A*	10,490	527,227
Google, Inc. - Class A*	1,110	1,143,944
LinkedIn Corp. - Class A*	1,740	389,186

		2,463,588

IT Services - 2.4%
Amdocs Ltd. - ADR	6,800	261,460
VeriFone Systems, Inc.*	10,640	241,102
The Western Union Co.	19,190	326,614

		829,176

Semiconductors & Semiconductor Equipment - 0.9%
Skyworks Solutions, Inc.*	11,410	294,150

Software - 3.7%
Electronic Arts, Inc.*	21,630	567,788
Fortinet, Inc.*	20,060	403,407
MICROS Systems, Inc.*	5,310	288,067

		1,259,262

Total Information Technology		8,969,747

Materials - 4.2%
Chemicals - 2.0%
Monsanto Co.	4,890	512,863
Syngenta AG (Switzerland)[1]	430	173,555

		686,418

Metals & Mining - 2.2%
Alcoa, Inc.	78,020	723,245

Total Materials		1,409,663

Telecommunication Services - 0.7%
Diversified Telecommunication Services - 0.7%
Telenor ASA (Norway)[1]	9,520	228,743

TOTAL COMMON STOCKS (Identified Cost $24,454,231)		32,870,028

The accompanying notes are an integral part of the financial statements.

9

Tax Managed Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 3.1%

Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.04% (Identified Cost $1,037,588)	1,037,588	$1,037,588

TOTAL INVESTMENTS - 100.7% (Identified Cost $25,491,819)		33,907,616
LIABILITIES, LESS OTHER ASSETS - (0.7%)		(239,001)

NET ASSETS - 100%		$33,668,615

KEY:

ADR - American Depository Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of October 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Tax Managed Series

Statement of Assets and Liabilities

October 31, 2013

ASSETS:

Investments, at value (identified cost $25,491,819) (Note 2)	$33,907,616
Receivable for fund shares sold	35,206
Foreign tax reclaims receivable	15,713
Dividends receivable	11,235

TOTAL ASSETS	33,969,770

LIABILITIES:

Accrued management fees (Note 3)	23,813
Accrued fund accounting and administration fees (Note 3)	6,331
Accrued transfer agent fees (Note 3)	2,031
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	226,707
Audit fees payable	22,907
Payable for fund shares repurchased	12,172
Other payables and accrued expenses	6,787

TOTAL LIABILITIES	301,155

TOTAL NET ASSETS	$33,668,615

NET ASSETS CONSIST OF:

Capital stock	$9,916
Additional paid-in-capital	20,641,587
Undistributed net investment income	5,529
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	4,595,388
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	8,416,195

TOTAL NET ASSETS	$33,668,615

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($33,668,615/991,576 shares)	$33.95

The accompanying notes are an integral part of the financial statements.

11

Tax Managed Series

Statement of Operations

For the Year Ended October 31, 2013

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $13,968)	$401,447

EXPENSES:

Management fees (Note 3)	302,090
Fund accounting and administration fees (Note 3)	30,443
Transfer agent fees (Note 3)	7,624
Chief Compliance Officer service fees (Note 3)	2,369
Directors’ fees (Note 3)	654
Audit fees	25,900
Custodian fees	4,155
Miscellaneous	35,682

Total Expenses	408,917
Less reduction of expenses (Note 3)	(46,408)

Net Expenses	362,509

NET INVESTMENT INCOME	38,938

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-
Investments	4,661,127
Foreign currency and translation of other assets and liabilities	1,630

4,662,757

Net change in unrealized appreciation (depreciation) on-
Investments	2,769,678
Foreign currency and translation of other assets and liabilities	(967)

2,768,711

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	7,431,468

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,470,406

The accompanying notes are an integral part of the financial statements.

12

Tax Managed Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$38,938	$47,863
Net realized gain on investments and foreign currency	4,662,757	5,225,201
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,768,711	(1,295,150)

Net increase from operations	7,470,406	3,977,914

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(53,257)	(136,434)
From net realized gain on investments	(1,176,954)	—

Total distributions to shareholders	(1,230,211)	(136,434)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(2,347,220)	(21,729,203)

Net increase (decrease) in net assets	3,892,975	(17,887,723)

NET ASSETS:

Beginning of year	29,775,640	47,663,363

End of year (including undistributed net investment income of $5,529 and $22,820, respectively)	$33,668,615	$29,775,640

The accompanying notes are an integral part of the financial statements.

13

Tax Managed Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$27.69	$24.96	$25.01	$21.32	$18.26

Income (loss) from investment operations:
Net investment income[1]	0.04	0.03	0.08	0.06	0.06
Net realized and unrealized gain (loss) on investments	7.52	2.77	(0.06)	3.67	3.11

Total from investment operations	7.56	2.80	0.02	3.73	3.17

Less distributions to shareholders:
From net investment income	(0.06)	(0.07)	(0.07)	(0.04)	(0.11)
From net realized gain on investments	(1.24)	—	—	—	—

Total distributions to shareholders	(1.30)	(0.07)	(0.07)	(0.04)	(0.11)

Net asset value - End of year	$33.95	$27.69	$24.96	$25.01	$21.32

Net assets - End of year (000’s omitted)	$33,669	$29,776	$47,663	$45,276	$29,259

Total return[2]	28.41%	11.28%	0.08%	17.50%	17.57%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.13%	0.12%	0.29%	0.28%	0.31%
Portfolio turnover	56%	47%	57%	56%	48%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.15%	0.10%	0.04%	0.14%	0.24%

1 Calculated based on average shares outstanding during the years.

2 Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

14

Tax Managed Series

Notes to Financial Statements

1.	Organization

Tax Managed Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2013, 10.9 billion shares have been designated in total among 45 series, of which 87.5 million have been designated as Tax Managed Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

15

Tax Managed Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$5,758,702	$5,569,190	$189,512	$—
Consumer Staples	4,042,119	2,227,837	1,814,282	—
Energy	5,053,143	5,053,143	—	—
Financials	1,271,760	1,271,760	—	—
Health Care	3,658,555	3,167,225	491,330	—
Industrials	2,477,596	2,477,596	—	—
Information Technology	8,969,747	8,969,747	—	—
Materials	1,409,663	1,236,108	173,555	—
Telecommunication Services	228,743	—	228,743	—
Mutual Fund	1,037,588	1,037,588	—	—

Total assets	$33,907,616	$31,010,194	$2,897,422	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2012 or October 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and

16

Tax Managed Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2010 through October 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

17

Tax Managed Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Advisor has contractually agreed, until at least February 28, 2015, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Class A Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $46,408 for the year ended October 31, 2013, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $16,149,986 and $19,943,549, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of Tax Managed Series were:

	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	162,031	$4,917,681	162,353	$4,140,214
Reinvested	42,834	1,174,066	2,158	51,213
Repurchased	(288,508)	(8,438,967)	(999,140)	(25,920,630)

Total	(83,643)	$(2,347,220)	(834,629)	$(21,729,203)

At October 31, 2013, one shareholder account owned 337,177 shares of the Series (34.0% of shares outstanding) valued at $11,447,176. Investment activities of this shareholder may have a material effect on the Series.

18

Tax Managed Series

Notes to Financial Statements (continued)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2013, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $22,972, reduce Undistributed Net Investment Income by $2,972 and reduce Accumulated Net Realized Gain on Investments by $20,000. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
Ordinary income	$53,257	$136,434
Long-term capital gains	1,176,954	—

At October 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$25,539,177
Unrealized appreciation	8,524,296
Unrealized depreciation	(155,857)

Net unrealized appreciation	$8,368,439

Undistributed ordinary income	5,529
Undistributed long-term capital gains	4,642,746

19

Tax Managed Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Tax Managed Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2013

20

Tax Managed Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $368,709 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 100%.

The Series designates $5,838,081 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2013.

21

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-present)

HoustonPharma (2000-2009)

22

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

23

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

{This page intentionally left blank}

25

Tax Managed Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNTAX-10/13-AR

Manning & Napier Fund, Inc.

Annual Report | October 31, 2013

TARGET INCOME SERIES
TARGET 2010 SERIES
TARGET 2015 SERIES
TARGET 2020 SERIES
TARGET 2025 SERIES
TARGET 2030 SERIES
TARGET 2035 SERIES
TARGET 2040 SERIES
TARGET 2045 SERIES
TARGET 2050 SERIES
TARGET 2055 SERIES
www.manning-napier.com

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Slow economic growth and accommodative monetary policies characterized the global economy during the one year period ended October 31, 2013. Against this backdrop, a variety of global equity markets delivered positive absolute returns. In the U.S., stocks moved sharply higher despite flare-ups of uncertainty stemming from ongoing fiscal policy concerns and the future course of quantitative easing (QE). Anticipation of a near term reduction in U.S. QE had a particularly large adverse impact on fixed income markets as well as emerging market equities. Signs of decelerating economic growth in countries such as China and rising inflationary pressure in countries such as Brazil also contributed to a shift in investors’ risk appetite, but broadly speaking emerging market stocks still finished the twelve-month period with modest gains. Perhaps the most significant macroeconomic development during the year came from the Eurozone, where data showed that the region emerged from recession during the second quarter of 2013. While encouraging, recent progress in Europe remains fragile and uneven. Moving forward, we continue to maintain our slow growth outlook for the global economy as many headwinds to global economic growth remain intact.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Fund Commentary

(unaudited)

Investment Objective

To provide capital growth and manage risk for investors planning to retire (or meet another investment goal) in or around the year indicated in the fund’s name.

The Target Series include eleven distinct mutual funds, each of which is managed to a designated target date. The portfolio of each Series is strategically allocated to become increasingly conservative as the specified target date approaches. The Target 2050, 2040, 2030, 2020, 2010 and Target Income Series were launched on March 28, 2008 and the Target 2055, 2045, 2035, 2025 and Target 2015 Series were launched on June 25, 2012.

Performance Commentary

U.S. equity markets delivered strong positive returns over the course of the last year. For the twelve-month period ended October 31, 2013, the S&P 500 Total Return Index returned 27.18%. Global equity markets also experienced positive performance, as the MSCI ACWI ex USA Index (ACWIxUS) returned 20.29%. Bond markets did not fare nearly as well as equities given the rising yield environment resulting from concerns that the Federal Reserve will become less aggressive in its monetary policies, as the Barclays U.S. Aggregate Bond Index saw a return of -1.08%. Each Series earned positive absolute returns for the year while outperforming its benchmark. The only exception to this was the Target Income Series Class C, which modestly underperformed relative to its blended benchmark.

Both equity sector allocation and overall fixed income positioning contributed positively to each Series’ outperformance relative to its blended benchmark during the one-year period ended on October 31, 2013. Stock selection had a varied impact across the suite of funds. Regarding sector allocation as compared to the benchmarks, an overweight to Consumer Discretionary aided relative returns, as did underweights to Utilities and Telecommunication Services. This was partially offset by an overweight to the Energy sector across the Series, which detracted from relative returns as compared to the benchmarks. In reference to stock selection, certain investments in Energy, Industrials, Information Technology, Materials, and Telecommunication Services contributed positively to relative returns. Conversely, certain investments in Financials, Health Care, and Utilities challenged relative performance.

During the twelve-month period we took advantage of attractive valuations to initiate positions and increase the Series’ exposure to companies that adhere to the tenets of our Strategic Profile strategy. Companies fitting the Strategic Profile strategy are typically leaders in their respective industry, possessing strong competitive positions underscored by a sustainable competitive advantage. Within the fixed income portion of the Series, we are focused on short-to-intermediate duration investments. From a sector perspective, we continue to pursue opportunities we are finding in the corporate space. Our main focus is on investment-grade corporate bonds, although we are also employing a selective approach to value opportunities we see in the below investment-grade corporate bond market. Additionally, as Treasury yields come off of historic lows, our preference for government debt continues to be U.S. Agency securities.

In today’s slow growth environment, we believe that consistency and flexibility are key components in managing the balance between risk and reward. To that end, we continue to consistently apply the investment strategies that we have developed and refined over the last forty-plus years. This enables us to find attractively priced companies that we believe can generate growth for our clients. Indeed, within the Series we are focused on identifying companies that are positioned to grow multiple times faster than the broader economy. These companies typically display stable-to-strong fundamentals and strong competitive positions within their respective industry. We believe that in the long-term, growth-oriented companies that execute well despite the slow economic growth environment should demand a premium.

Please see pages 4 through 20 for additional performance information as of October 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original

2

Fund Commentary

(unaudited)

Performance Commentary (continued)

cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

Each Manning & Napier Fund, Inc. Target Series is invested in one or two of four proprietary lifestyle funds, the Manning & Napier Fund, Inc. Pro-Blend® Series, based on the Target Series becoming increasingly conservative over time. Because the underlying funds invest in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in target date funds will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk, as the underlying investments change over time. Principal value is not guaranteed at any time, including at the target date (the approximate year when an investor plans to stop contributions and start periodic withdrawals).

There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal.

3

Performance Update - Target Income Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target Income Series - Class K3	7.83%	8.07%	5.80%
Manning & Napier Fund, Inc. - Target Income Series - Class R3	7.52%	7.79%	5.54%
Manning & Napier Fund, Inc. - Target Income Series - Class C3	7.01%	7.27%	5.02%
Manning & Napier Fund, Inc. - Target Income Series - Class I3	8.09%	8.33%	6.07%
Barclays U.S. Intermediate Aggregate Bond Index[4]	-0.12%	5.46%	4.33%
Income Composite Benchmark[5]	7.38%	8.19%	5.60%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target Income Series - Class K from its inception2 (3/28/08) to present (10/31/13) to the Barclays U.S. Intermediate Aggregate Bond Index and the Income Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays U.S. Intermediate Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.46% for Class K, 0.69% for Class R, 1.21% for Class C and 0.21% for Class I for the year ended October 31, 2013.

4The Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark.

4

Performance Update - Target 2010 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2010 - Class K3	10.20%	9.40%	5.50%
Manning & Napier Fund, Inc. - Target 2010 - Class R3	9.84%	9.11%	5.25%
Manning & Napier Fund, Inc. - Target 2010 - Class C3	9.38%	8.61%	4.76%
Manning & Napier Fund, Inc. - Target 2010 - Class I3	10.53%	9.67%	5.78%
Barclays U.S. Aggregate Bond Index[4]	-1.08%	6.09%	4.70%
2010 Composite Benchmark[5]	8.18%	9.65%	5.56%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2010 Series - Class K from its inception2 (3/28/08) to present (10/31/13) to the Barclays U.S. Aggregate Bond Index and the 2010 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.51% for Class K, 0.76% for Class R, 1.27% for Class C and 0.26% for Class I for the year ended October 31, 2013.

4The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark.

5

Performance Update - Target 2015 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2015 - Class K3	13.45%	14.55%
Manning & Napier Fund, Inc. - Target 2015 - Class R3	13.36%	14.49%
Manning & Napier Fund, Inc. - Target 2015 - Class C3	12.57%	13.73%
Manning & Napier Fund, Inc. - Target 2015 - Class I3	13.71%	14.91%
Barclays U.S. Aggregate Bond Index[4]	-1.08%	0.51%
2015 Composite Benchmark[5]	9.93%	10.00%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2015 Series - Class K from its inception2 (6/25/12) to present (10/31/13) to the Barclays U.S. Aggregate Bond Index and the 2015 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2013, this annualized net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 6.36% for Class K, 4.00% for Class R, 752.97% for Class C and 4.14% for Class I for the period ended October 31, 2013.

4The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns

6

Performance Update - Target 2015 Series

(unaudited)

provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark.

7

Performance Update - Target 2020 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2020 Series - Class K3	15.43%	11.36%	6.12%
Manning & Napier Fund, Inc. - Target 2020 Series - Class R3	15.07%	11.03%	5.81%
Manning & Napier Fund, Inc. - Target 2020 Series - Class C3	14.52%	10.52%	5.31%
Manning & Napier Fund, Inc. - Target 2020 Series - Class I3	15.65%	11.62%	6.37%
Barclays U.S. Aggregate Bond Index[4]	-1.08%	6.09%	4.70%
2020 Composite Benchmark[5]	11.33%	10.93%	5.73%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2020 Series - Class K from its inception2 (3/28/08) to present (10/31/13) to the Barclays U.S. Aggregate Bond Index and the 2020 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.35% for Class K, 0.60% for Class R, 1.10% for Class C and 0.10% for Class I for the year ended October 31, 2013.

4The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark.

8

Performance Update - Target 2025 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2025 Series - Class K3	18.32%	19.66%
Manning & Napier Fund, Inc. - Target 2025 Series - Class R3	18.61%	19.71%
Manning & Napier Fund, Inc. - Target 2025 Series - Class C3	17.95%	19.05%
Manning & Napier Fund, Inc. - Target 2025 Series - Class I3	18.26%	19.61%
Russell 3000® Index[4]	28.99%	25.01%
Barclays U.S. Aggregate Bond Index[5]	-1.08%	0.51%
2025 Composite Benchmark[6]	13.29%	12.87%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2025 Series - Class K from its inception2 (6/25/12) to present (10/31/13) to the Barclays U.S. Aggregate Bond Index, the 2025 Composite Benchmark and the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2013, this annualized net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 11.00% for Class K, 2.30% for Class R, 2.77% for Class C and 1.48% for Class I for the period ended October 31, 2013.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of

9

Performance Update - Target 2025 Series

(unaudited)

relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark.

10

Performance Update - Target 2030 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2030 Series - Class K3	20.56%	12.89%	6.63%
Manning & Napier Fund, Inc. - Target 2030 Series - Class R3	20.19%	12.67%	6.39%
Manning & Napier Fund, Inc. - Target 2030 Series - Class C3	19.55%	12.12%	5.88%
Manning & Napier Fund, Inc. - Target 2030 Series - Class I3	20.81%	13.22%	6.93%
Russell 3000® Index[4]	28.99%	15.94%	8.12%
Barclays U.S. Aggregate Bond Index[5]	-1.08%	6.09%	4.70%
2030 Composite Benchmark[6]	16.21%	12.26%	5.82%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2030 Series - Class K from its inception2 (3/28/08) to present (10/31/13) to the Russell 3000® Index, the 2030 Composite Benchmark and the Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.35% for Class K, 0.60% for Class R, 1.10% for Class C and 0.10% for Class I for the year ended October 31, 2013.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic

11

Performance Update - Target 2030 Series

(unaudited)

investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark.

12

Performance Update - Target 2035 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2035 Series - Class K3	22.42%	23.98%
Manning & Napier Fund, Inc. - Target 2035 Series - Class R3	22.50%	23.95%
Manning & Napier Fund, Inc. - Target 2035 Series - Class C3	21.60%	23.45%
Manning & Napier Fund, Inc. - Target 2035 Series - Class I3	22.81%	24.27%
Russell 3000® Index[4]	28.99%	25.01%
Barclays U.S. Aggregate Bond Index[5]	-1.08%	0.51%
2035 Composite Benchmark[6]	18.82%	17.51%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2035 Series - Class K from its inception2 (6/25/12) to present (10/31/13) to the Russell 3000® Index, the 2035 Composite Benchmark and the Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2013, this annualized net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 10.00% for Class K, 2.93% for Class R, 7.40% for Class C and 2.45% for Class I for the period ended October 31, 2013.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging

13

Performance Update - Target 2035 Series

(unaudited)

market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark.

14

Performance Update - Target 2040 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2040 - Class K3	24.81%	13.72%	6.76%
Manning & Napier Fund, Inc. - Target 2040 - Class R3	24.50%	13.44%	6.52%
Manning & Napier Fund, Inc. - Target 2040 - Class C3	23.91%	12.92%	6.01%
Manning & Napier Fund, Inc. - Target 2040 - Class I3	25.16%	14.02%	7.06%
Russell 3000® Index[4]	28.99%	15.94%	8.12%
2040 Composite Benchmark[5]	20.50%	13.63%	6.26%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2040 Series - Class K from its inception2 (3/28/08) to present (10/31/13) to the Russell 3000® Index and the 2040 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays U.S. Aggregate Bond Index, a component of the Target 2040 Composite Benchmark, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.39% for Class K, 0.64% for Class R, 1.14% for Class C and 0.14% for Class I for the year ended October 31, 2013.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark.

15

Performance Update - Target 2045 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2045 - Class K3	25.23%	26.85%
Manning & Napier Fund, Inc. - Target 2045 - Class R3	24.87%	26.40%
Manning & Napier Fund, Inc. - Target 2045 - Class C3	24.40%	26.23%
Manning & Napier Fund, Inc. - Target 2045 - Class I3	25.58%	27.11%
Russell 3000® Index[4]	28.99%	25.01%
2045 Composite Benchmark[5]	21.67%	19.88%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2045 Series - Class K from its inception2 (6/25/12) to present (10/31/13) to the Russell 3000® Index and the 2045 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index, a component of the Target 2045 Composite Benchmark, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.
3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2013, this annualized net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 18.10% for Class K 9.62% for Class R, 24.60% for Class C and 6.87% for Class I for the period ended October 31, 2013.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic

16

Performance Update - Target 2045 Series

(unaudited)

investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark.

17

Performance Update - Target 2050 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2050 - Class K3	25.99%	14.39%	7.31%
Manning & Napier Fund, Inc. - Target 2050 - Class R3	25.69%	14.08%	7.06%
Manning & Napier Fund, Inc. - Target 2050 - Class C3	25.02%	13.53%	6.52%
Manning & Napier Fund, Inc. - Target 2050 - Class I3	26.21%	14.66%	7.60%
Russell 3000® Index[4]	28.99%	15.94%	8.12%
2050 Composite Benchmark[5]	21.67%	13.87%	6.46%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2050 Series - Class K from its inception2 (3/28/08) to present (10/31/13) to the Russell 3000® Index and the 2050 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays U.S. Aggregate Bond Index, a component of the Target 2050 Composite Benchmark, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.56% for Class K, 0.81% for Class R, 1.31% for Class C and 0.31% for Class I for the year ended October 31, 2013.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark.

18

Performance Update - Target 2055 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2055 - Class K3	25.79%	27.52%
Manning & Napier Fund, Inc. - Target 2055 - Class R3	25.01%	26.85%
Manning & Napier Fund, Inc. - Target 2055 - Class C3	24.61%	26.38%
Manning & Napier Fund, Inc. - Target 2055 - Class I3	26.67%	28.27%
Russell 3000® Index[4]	28.99%	25.01%
2055 Composite Benchmark[5]	21.67%	19.88%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2055 Series - Class K from its inception2 (6/25/12) to present (10/31/13) to the Russell 3000® Index and the 2055 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index, a component of the Target 2055 Composite Benchmark, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2013, this annualized net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 62.55% for Class K, 130.11% for Class R, 1,279.35% for Class C and 8.26% for Class I for the period ended October 31, 2013.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes

19

Performance Update - Target 2055 Series

(unaudited)

maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark.

20

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the six month period (May 1, 2013 to October 31, 2013).

Actual Expenses

The Actual lines of the following tables provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13[1]	ANNUALIZED EXPENSE RATIO[2]
Target Income
Actual (Class K)	$1,000.00	$1,016.60	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,015.50	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,013.40	$5.33	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,017.70	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

21

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2010
Actual (Class K)	$1,000.00	$1,027.60	$1.53	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,026.70	$2.81	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,024.10	$5.36	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,029.70	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2015
Actual (Class K)	$1,000.00	$1,046.60	$1.55	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,046.00	$2.84	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,041.20	$5.40	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,049.20	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2020
Actual (Class K)	$1,000.00	$1,055.30	$1.55	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,053.90	$2.85	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,050.40	$5.43	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,056.30	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

22

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2025
Actual (Class K)	$1,000.00	$1,066.80	$1.56	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,066.20	$2.86	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,063.70	$5.46	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,068.40	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2030
Actual (Class K)	$1,000.00	$1,077.40	$1.57	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,075.90	$2.88	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,072.50	$5.49	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,078.10	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2035
Actual (Class K)	$1,000.00	$1,086.10	$1.58	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,085.70	$2.89	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,082.50	$5.51	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,087.30	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

23

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2040
Actual (Class K)	$1,000.00	$1,096.20	$1.59	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,094.70	$2.90	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,092.10	$5.54	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,097.80	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2045
Actual (Class K)	$1,000.00	$1,101.70	$1.59	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,099.60	$2.91	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,097.60	$5.55	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,102.90	$0.27	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2050
Actual (Class K)	$1,000.00	$1,101.80	$1.59	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,099.90	$2.91	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,098.10	$5.55	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,103.20	$0.27	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

24

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2055
Actual (Class K)	$1,000.00	$1,100.10	$1.59	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,099.00	$2.91	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,096.70	$5.55	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,102.00	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

2Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

3Assumes 5% annual return before expenses.

25

Portfolio Composition as of October 31, 2013 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

26

Portfolio Composition as of October 31, 2013 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

27

Statements of Assets and Liabilities

October 31, 2013

	TARGET INCOME	TARGET 2010	TARGET 2015	TARGET 2020	TARGET 2025	TARGET 2030

ASSETS:

Manning & Napier Pro-Blend® Maximum Term Series - Class I (94,083 shares and 5,083,189 shares, respectively)	$—	$—	$—	$—	$1,256,012	$67,860,577
Manning & Napier Pro-Blend® Extended Term Series - Class I (49,324 shares, 8,219,320 shares, 943,401 shares and 10,221,808 shares, respectively)	—	—	572,158	95,344,109	10,943,454	118,572,976
Manning & Napier Pro-Blend® Moderate Term Series - Class I (1,833,987 shares, 439,499 shares and 7,980,322 shares, respectively)	—	21,200,889	5,080,607	92,252,520	—	—
Manning & Napier Pro-Blend® Conservative Term Series - Class I (6,472,513 shares and 2,670,742 shares, respectively)	73,657,195	30,393,045	—	—	—	—

Total investments in Underlying Series:
At value*	73,657,195	51,593,934	5,652,765	187,596,629	12,199,466	186,433,553
Receivable from Advisor (Note 3)	14,401	14,587	38,020	9,335	39,448	11,527
Receivable for shares of Underlying Series sold	48,442	—	8,042	—	1,281	—
Receivable for fund shares sold	16,240	13,946	3,527	101,331	3,820	248,515

TOTAL ASSETS	73,736,278	51,622,467	5,702,354	187,707,295	12,244,015	186,693,595

LIABILITIES:

Accrued distribution and service (Rule 12b-1) fees (Note 3)	16,762	9,563	668	33,370	1,282	33,385
Accrued fund accounting and administration fees (Note 3)	10,613	10,504	15,129	11,301	17,865	11,267
Accrued transfer agent fees (Note 3)	2,235	2,006	626	3,178	709	3,092
Accrued Chief Compliance Officer service fees (Note 3)	407	407	815	407	815	407
Accrued Directors’ fees (Note 3)	—	—	43	—	—	—
Payable for shares of Underlying Series purchased	—	10,929	—	87,149	—	239,257
Payable for fund shares repurchased	60,331	2,886	11,569	10,739	5,101	5,960
Audit fees payable	14,182	14,184	14,627	14,125	14,627	14,112
Other payables and accrued expenses	2,606	3,268	5,159	5,582	5,146	5,784

TOTAL LIABILITIES	107,136	53,747	48,636	165,851	45,545	313,264

TOTAL NET ASSETS	$73,629,142	$51,568,720	$5,653,718	$187,541,444	$12,198,470	$186,380,331

NET ASSETS CONSIST OF:

Capital stock	67,036	49,322	4,785	174,027	9,778	163,349
Additional paid-in-capital	64,368,386	45,942,476	5,382,588	163,291,353	11,484,217	153,860,687
Undistributed net investment income	55,670	48,191	2,977	132,217	6,866	101,598
Accumulated net realized gain on Underlying Series	2,799,658	1,870,619	38,058	6,640,013	38,485	5,452,279
Net unrealized appreciation on Underlying Series	6,338,392	3,658,112	225,310	17,303,834	659,124	26,802,418

TOTAL NET ASSETS	$73,629,142	$51,568,720	$5,653,718	$187,541,444	$12,198,470	$186,380,331

The accompanying notes are an integral part of the financial statements.

28

Statements of Assets and Liabilities

October 31, 2013

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055

ASSETS:

Manning & Napier Pro-Blend® Maximum Term Series - Class I (366,052 shares, 7,617,629 shares, 246,067 shares, 3,901,688 shares and 46,683 shares, respectively)	$4,886,795	$101,695,349	$3,284,997	$52,087,531	$623,221
Manning & Napier Pro-Blend® Extended Term Series - Class I (270,744 shares and 1,449,657 shares, respectively)	3,140,632	16,816,025	—	—	—

Total investments in Underlying Series:
At value*	8,027,427	118,511,374	3,284,997	52,087,531	623,221
Receivable from Advisor (Note 3)	40,112	12,896	40,852	16,227	40,961
Receivable for shares of Underlying Series sold	410	—	—	—	—
Receivable for fund shares sold	1,109	72,567	1,695	50,611	2,052

TOTAL ASSETS	8,069,058	118,596,837	3,327,544	52,154,369	666,234

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	17,839	10,869	17,789	10,455	17,771
Accrued distribution and service (Rule 12b-1) fees (Note 3)	654	22,029	681	10,877	64
Accrued transfer agent fees (Note 3)	673	2,544	693	2,416	600
Accrued Chief Compliance Officer service fees (Note 3)	815	407	815	407	815
Accrued Directors’ fees (Note 3)	21	—	71	—	83
Payable for shares of Underlying Series purchased	—	65,595	1,016	48,192	2,049
Payable for fund shares repurchased	1,519	4,393	679	281	3
Audit fees payable	14,627	14,143	14,627	14,172	14,627
Other payables and accrued expenses	5,151	4,228	4,562	3,144	4,567

TOTAL LIABILITIES	41,299	124,208	40,933	89,944	40,579

TOTAL NET ASSETS	$8,027,759	$118,472,629	$3,286,611	$52,064,425	$625,655

NET ASSETS CONSIST OF:

Capital stock	6,060	94,939	2,396	38,526	450
Additional paid-in-capital	7,379,455	91,278,095	3,070,463	39,798,934	582,160
Undistributed net investment income	4,176	27,546	—	3,455	—
Accumulated net realized gain on Underlying Series	56,250	4,775,989	13,022	1,450,361	22,688
Net unrealized appreciation on Underlying Series	581,818	22,296,060	200,730	10,773,149	20,357

TOTAL NET ASSETS	$8,027,759	$118,472,629	$3,286,611	$52,064,425	$625,655

The accompanying notes are an integral part of the financial statements.

29

Statements of Assets and Liabilities

October 31, 2013

	TARGET INCOME	TARGET 2010	TARGET 2015		TARGET 2020	TARGET 2025	TARGET 2030

Class K
Net Assets	$47,676,039	$29,949,287	$1,019,394		$82,840,738	$710,211	$91,676,062
Shares Outstanding	4,333,031	2,864,950	86,463		7,680,727	56,809	8,044,367
Net Asset Value, Offering Price, and Redemption Price per share	$11.00	$10.45	$11.79		$10.79	$12.50	$11.40
Class R
Net Assets	$13,475,303	$5,245,959	$1,014,951		$30,392,853	$1,540,162	$28,033,908
Shares Outstanding	1,237,852	506,143	85,945		2,852,187	122,942	2,478,490
Net Asset Value, Offering Price, and Redemption Price per share	$10.89	$10.36	$11.81		$10.66	$12.53	$11.31
Class C
Net Assets	$1,206,875	$1,068,265	$119		$3,752,206	$575,315	$3,008,308
Shares Outstanding	111,893	103,349	10		353,021	46,117	267,635
Net Asset Value, Offering Price, and Redemption Price per share	$10.79	$10.34	$11.78	[1]	$10.63	$12.48	$11.24
Class I
Net Assets	$11,270,925	$15,305,209	$3,619,254		$70,555,647	$9,372,782	$63,662,053
Shares Outstanding	1,020,819	1,457,780	306,033		6,516,788	751,884	5,544,402
Net Asset Value, Offering Price, and Redemption Price per share	$11.04	$10.50	$11.83		$10.83	$12.47	$11.48

*At identified cost	$67,318,803	$47,935,822	$5,427,455		$170,292,795	$11,540,342	$159,631,135

1Calculated NAV may not equal actual NAV shown due to rounding of the net assets and/or shares outstanding.

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055

Class K
Net Assets	$465,198	$67,575,880	$233,765	$36,591,200	$207,987
Shares Outstanding	35,181	5,418,360	17,029	2,707,273	15,014
Net Asset Value, Offering Price, and Redemption Price per share	$13.22	$12.47	$13.73	$13.52	$13.85
Class R
Net Assets	$1,171,881	$15,992,710	$617,923	$5,022,162	$50,648
Shares Outstanding	88,470	1,290,483	45,222	373,956	3,677
Net Asset Value, Offering Price, and Redemption Price per share	$13.25	$12.39	$13.66	$13.43	$13.77
Class C
Net Assets	$68,788	$1,358,681	$451,666	$1,408,880	$660
Shares Outstanding	5,219	111,267	33,074	106,669	48
Net Asset Value, Offering Price, and Redemption Price per share	$13.18	$12.21	$13.66	$13.21	$13.72	[1]
Class I
Net Assets	$6,321,892	$33,545,358	$1,983,257	$9,042,183	$366,360
Shares Outstanding	477,116	2,673,777	144,272	664,719	26,273
Net Asset Value, Offering Price, and Redemption Price per share	$13.25	$12.55	$13.75	$13.60	$13.94

*At identified cost	$7,445,609	$96,215,314	$3,084,267	$41,314,382	$602,864

1Calculated NAV may not equal actual NAV shown due to rounding of the net assets and/or shares outstanding.

The accompanying notes are an integral part of the financial statements.

30

Statements of Operations

For the Year Ended October 31, 2013

	TARGET INCOME	TARGET 2010	TARGET 2015	TARGET 2020	TARGET 2025	TARGET 2030

INVESTMENT INCOME:

Income distributions from Underlying Series	$1,172,767	$815,570	$27,101	$2,293,969	$53,340	$1,850,250

EXPENSES:

Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	117,286	72,376	1,057	188,476	862	197,108
Distribution and services (Rule 12b-1) fees (Class C) (Note 3)	10,758	13,329	1	40,768	2,642	28,751
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	27,883	24,977	1,607	115,890	2,333	110,743
Fund accounting and administration fees (Note 3)	42,861	42,604	38,394	45,172	41,120	45,057
Transfer agent fees (Note 3)	8,392	7,765	5,657	11,021	5,837	10,962
Chief Compliance Officer service fees (Note 3)	2,369	2,369	2,371	2,369	2,371	2,369
Directors’ fees (Note 3)	1,311	1,114	—	3,496	2	3,373
Registration and filing fees	46,877	46,747	40,233	51,630	40,236	51,340
Audit fees	17,225	17,225	17,225	17,225	17,225	17,225
Custodian fees	1,662	3,363	2,073	3,322	1,995	3,709
Miscellaneous	9,432	8,114	2,526	17,645	2,625	17,903

Total Expenses	286,056	239,983	111,144	497,014	117,248	488,540
Less reduction of expenses (Note 3)	(99,184)	(104,875)	(107,254)	(72,668)	(108,810)	(74,520)

Net Expenses	186,872	135,108	3,890	424,346	8,438	414,020

NET INVESTMENT INCOME	985,895	680,462	23,211	1,869,623	44,902	1,436,230

REALIZED AND UNREALIZED GAIN ON UNDERLYING SERIES:

Net realized gain on Underlying Series	1,571,377	801,575	37,989	2,390,347	36,657	1,371,264
Distributions of realized gains from Underlying Series	1,506,602	1,309,091	84	5,325,570	2,173	5,135,966
Net change in unrealized appreciation on Underlying Series	605,343	1,949,056	225,276	12,707,860	656,686	20,531,082

NET REALIZED AND UNREALIZED GAIN ON UNDERLYING SERIES	3,683,322	4,059,722	263,349	20,423,777	695,516	27,038,312

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,669,217	$4,740,184	$286,560	$22,293,400	$740,418	$28,474,542

The accompanying notes are an integral part of the financial statements.

31

Statements of Operations

For the Year Ended October 31, 2013

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055

INVESTMENT INCOME:

Income distributions from Underlying Series	$30,297	$773,572	$5,854	$276,730	$252

EXPENSES:

Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	605	148,389	252	75,849	130
Distribution and services (Rule 12b-1) fees (Class C) (Note 3)	334	12,149	1,265	12,423	3
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	2,178	65,506	1,276	20,524	106
Fund accounting and administration fees (Note 3)	41,087	43,739	40,992	42,307	40,983
Transfer agent fees (Note 3)	5,793	9,439	5,814	9,017	5,624
Chief Compliance Officer service fees (Note 3)	2,371	2,369	2,371	2,369	2,371
Directors’ fees (Note 3)	—	2,130	—	891	—
Registration and filing fees	39,834	48,810	40,134	47,033	39,632
Audit fees	17,225	17,225	17,225	17,225	17,225
Custodian fees	2,092	3,744	856	1,684	698
Miscellaneous	2,654	12,845	2,648	9,355	2,514

Total Expenses	114,173	366,345	112,833	238,677	109,286
Less reduction of expenses (Note 3)	(109,173)	(90,348)	(109,515)	(109,061)	(108,741)

Net Expenses	5,000	275,997	3,318	129,616	545

NET INVESTMENT INCOME (LOSS)	25,297	497,575	2,536	147,114	(293)

REALIZED AND UNREALIZED GAIN ON UNDERLYING SERIES:

Net realized gain on Underlying Series	54,240	2,253,454	12,629	469,877	22,963
Distributions of realized gains from Underlying Series	2,191	2,590,479	486	982,607	19
Net change in unrealized appreciation on Underlying Series	582,026	16,567,825	200,938	7,883,077	20,309

NET REALIZED AND UNREALIZED GAIN ON UNDERLYING SERIES	638,457	21,411,758	214,053	9,335,561	43,291

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$663,754	$21,909,333	$216,589	$9,482,675	$42,998

The accompanying notes are an integral part of the financial statements.

32

Statements of Changes in Net Assets

	TARGET INCOME		TARGET 2010		TARGET 2015
	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$985,895	$1,095,994	$680,462	$809,773	$23,211	$(1)
Net realized gain on Underlying Series	1,571,377	1,318,407	801,575	328,894	37,989	—
Distributions of realized gains from Underlying Series	1,506,602	982,013	1,309,091	1,327,217	84	—
Net change in unrealized appreciation on Underlying Series	605,343	307,113	1,949,056	617,274	225,276	34

Net increase from operations	4,669,217	3,703,527	4,740,184	3,083,158	286,560	33

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(1,027,970)	(994,528)	(551,988)	(542,620)	(5,261)	—
From net investment income (Class R)	(70,541)	(29,657)	(80,517)	(114,727)	(1,446)	—
From net investment income (Class C)	(15,052)	(23,100)	(15,758)	(28,528)	—	—
From net investment income (Class I)	(170,895)	(141,811)	(276,764)	(303,466)	(13,541)	—
From net realized gain on investments (Class K)	(1,790,580)	(1,776,212)	(893,245)	(2,048,959)	—	—
From net realized gain on investments (Class R)	(146,039)	(27,719)	(154,363)	(462,011)	—	—
From net realized gain on investments (Class C)	(40,660)	(60,498)	(44,459)	(171,418)	—	—
From net realized gain on investments (Class I)	(241,175)	(216,121)	(393,718)	(1,019,074)	—	—

Total distributions to shareholders	(3,502,912)	(3,269,646)	(2,410,812)	(4,690,803)	(20,248)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	15,365,341	5,936,279	3,875,933	6,446,443	5,385,487	1,886

Net increase in net assets	16,531,646	6,370,160	6,205,305	4,838,798	5,651,799	1,919

NET ASSETS:

Beginning of period	57,097,496	50,727,336	45,363,415	40,524,617	1,919	—

End of period[2]	$73,629,142	$57,097,496	$51,568,720	$45,363,415	$5,653,718	$1,919

[1]Commencement of operations.
[2]Including undistributed net investment income (distributions in excess of net investment income):	$55,670	$78,485	$48,191	$54,872	$2,977	$(1)

The accompanying notes are an integral part of the financial statements.

33

Statements of Changes in Net Assets

	TARGET 2020		TARGET 2025		TARGET 2030
	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$1,869,623	$2,075,790	$44,902	$(42)	$1,436,230	$1,655,585
Net realized gain on Underlying Series	2,390,347	516,139	36,657	10	1,371,264	608,155
Distributions of realized gains from Underlying Series	5,325,570	4,255,728	2,173	—	5,135,966	3,448,916
Net change in unrealized appreciation on Underlying Series	12,707,860	2,462,193	656,686	2,438	20,531,082	4,194,814

Net increase from operations	22,293,400	9,309,850	740,418	2,406	28,474,542	9,907,470

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(1,414,259)	(1,070,368)	(2,961)	—	(1,072,641)	(925,977)
From net investment income (Class R)	(350,392)	(344,785)	(1,291)	—	(245,172)	(155,445)
From net investment income (Class C)	(50,975)	(59,782)	(1,380)	—	(22,710)	(24,004)
From net investment income (Class I)	(1,011,041)	(835,497)	(32,739)	—	(739,268)	(605,721)
From net realized gain on investments (Class K)	(2,423,692)	(3,524,215)	—	—	(2,382,147)	(3,843,451)
From net realized gain on investments (Class R)	(692,644)	(1,200,023)	—	—	(659,561)	(685,589)
From net realized gain on investments (Class C)	(144,273)	(303,902)	—	—	(94,494)	(181,828)
From net realized gain on investments (Class I)	(1,431,757)	(2,414,187)	—	—	(1,326,395)	(2,137,168)

Total distributions to shareholders	(7,519,033)	(9,752,759)	(38,371)	—	(6,542,388)	(8,559,183)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	43,056,205	28,341,544	11,448,349	45,668	37,685,103	29,971,242

Net increase in net assets	57,830,572	27,898,635	12,150,396	48,074	59,617,257	31,319,529

NET ASSETS:

Beginning of period	129,710,872	101,812,237	48,074	—	126,763,074	95,443,545

End of period[2]	$187,541,444	$129,710,872	$12,198,470	$48,074	$186,380,331	$126,763,074

[1]Commencement of operations.
[2]Including undistributed net investment income (distributions in excess of net investment income):	$132,217	$142,083	$6,866	$(10)	$101,598	$100,796

The accompanying notes are an integral part of the financial statements.

34

Statements of Changes in Net Assets

	TARGET 2035		TARGET 2040		TARGET 2045
	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$25,297	$(3)	$497,575	$543,938	$2,536	$(7)
Net realized gain on Underlying Series	54,240	—	2,253,454	1,991,516	12,629	—
Distributions of realized gains from Underlying Series	2,191	—	2,590,479	—	486	—
Net change in unrealized appreciation (depreciation) on Underlying Series	582,026	(208)	16,567,825	3,971,924	200,938	(208)

Net increase (decrease) from operations	663,754	(211)	21,909,333	6,507,378	216,589	(215)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(1,620)	—	(336,191)	(313,151)	(224)	—
From net investment income (Class R)	(1,871)	—	(36,913)	(77,908)	(658)	—
From net investment income (Class C)	(137)	—	(1,132)	(2,081)	(236)	—
From net investment income (Class I)	(17,671)	—	(195,310)	(179,939)	(1,504)	—
From net realized gain on investments (Class K)	—	—	(1,220,050)	(1,939,028)	—	—
From net realized gain on investments (Class R)	—	—	(262,386)	(649,307)	—	—
From net realized gain on investments (Class C)	—	—	(25,039)	(48,306)	—	—
From net realized gain on investments (Class I)	—	—	(483,436)	(821,635)	—	—

Total distributions to shareholders	(21,299)	—	(2,560,457)	(4,031,355)	(2,622)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	7,367,238	18,277	14,796,016	18,313,044	3,057,612	15,247

Net increase in net assets	8,009,693	18,066	34,144,892	20,789,067	3,271,579	15,032

NET ASSETS:

Beginning of period	18,066	—	84,327,737	63,538,670	15,032	—

End of period[2]	$8,027,759	$18,066	$118,472,629	$84,327,737	$3,286,611	$15,032

[1]Commencement of operations.
[2]Including undistributed net investment income (distributions in excess of net investment income):	$4,176	$(3)	$27,546	$32,467	$—	$(7)

The accompanying notes are an integral part of the financial statements.

35

Statements of Changes in Net Assets

	TARGET 2050		TARGET 2055
	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$147,114	$189,495	$(293)	$(1)
Net realized gain on Underlying Series	469,877	109,714	22,963	—
Distributions of realized gains from Underlying Series	982,607	—	19	—
Net change in unrealized appreciation on Underlying Series	7,883,077	2,232,014	20,309	48

Net increase from operations	9,482,675	2,531,223	42,998	47

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(112,230)	(155,055)	—	—
From net investment income (Class R)	(6,865)	(15,226)	—	—
From net investment income (Class C)	—	(2,607)	—	—
From net investment income (Class I)	(31,572)	(28,585)	—	—
From net realized gain on investments (Class K)	(81,536)	(344,780)	—	—
From net realized gain on investments (Class R)	(10,793)	(47,839)	—	—
From net realized gain on investments (Class C)	(3,533)	(18,248)	—	—
From net realized gain on investments (Class I)	(13,563)	(46,342)	—	—

Total distributions to shareholders	(260,092)	(658,682)	—	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	9,544,226	7,376,288	582,008	602

Net increase in net assets	18,766,809	9,248,829	625,006	649

NET ASSETS:

Beginning of period	33,297,616	24,048,787	649	—

End of period[2]	$52,064,425	$33,297,616	$625,655	$649

[1]Commencement of operations.
[2]Including undistributed net investment income (distributions in excess of net investment income):	$3,455	$7,008	$—	$(1)

The accompanying notes are an integral part of the financial statements.

36

Financial Highlights

TARGET INCOME SERIES CLASS K	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.86	$10.86	$11.02	$10.13	$9.30

Income from investment operations:
Net investment income[1]	0.18	0.22	0.23	0.19	0.03
Net realized and unrealized gain on Underlying Series	0.63	0.48	0.06	0.92	1.04

Total from investment operations	0.81	0.70	0.29	1.11	1.07

Less distributions to shareholders:
From net investment income	(0.24)	(0.25)	(0.33)	(0.19)	(0.24)
From net realized gain on investments	(0.43)	(0.45)	(0.12)	(0.03)	—

Total distributions to shareholders	(0.67)	(0.70)	(0.45)	(0.22)	(0.24)

Net asset value - End of year	$11.00	$10.86	$10.86	$11.02	$10.13

Net assets - End of year (000’s omitted)	$47,676	$45,926	$44,682	$46,886	$42,116

Total return[2]	7.83%	6.98%	2.77%	11.22%	11.80%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[3]	0.30%[4]	0.30%[5]	0.28%[6,7]	0.30%[7]
Net investment income	1.69%	2.07%	2.11%	1.83%	0.31%
Series portfolio turnover[8]	14%	16%	14%	9%	13%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.16%[3]	0.20%[4]	0.22%[5]	0.25%[7]	0.41%[7]

TARGET INCOME SERIES CLASS R	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.76	$10.77	$10.93	$10.08	$9.29

Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.09	0.16	0.09	(0.05)
Net realized and unrealized gain on Underlying Series	0.70	0.58	0.10	0.99	1.09

Total from investment operations	0.77	0.67	0.26	1.08	1.04

Less distributions to shareholders:
From net investment income	(0.21)	(0.23)	(0.30)	(0.20)	(0.25)
From net realized gain on investments	(0.43)	(0.45)	(0.12)	(0.03)	—

Total distributions to shareholders	(0.64)	(0.68)	(0.42)	(0.23)	(0.25)

Net asset value - End of year	$10.89	$10.76	$10.77	$10.93	$10.08

Net assets - End of year (000’s omitted)	$13,475	$3,853	$553	$347	$54

Total return[2]	7.52%	6.77%	2.50%	10.97%	11.44%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[3]	0.55%[4]	0.55%[5]	0.54%[6,7]	0.55%[7]
Net investment income (loss)	0.66%	0.84%	1.47%	0.81%	(0.51%)
Series portfolio turnover[8]	14%	16%	14%	9%	13%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.14%[3]	0.20%[4]	0.22%[5]	0.37%[7]	169.34%[7]

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67%.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.69%.

6During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.70%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

37

Financial Highlights

TARGET INCOME SERIES CLASS C	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.66	$10.67	$10.84	$10.00	$9.26

Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.18	0.13	0.07	(0.03)
Net realized and unrealized gain on Underlying Series	0.62	0.44	0.08	0.95	1.02

Total from investment operations	0.72	0.62	0.21	1.02	0.99

Less distributions to shareholders:
From net investment income	(0.16)	(0.18)	(0.26)	(0.15)	(0.25)
From net realized gain on investments	(0.43)	(0.45)	(0.12)	(0.03)	—

Total distributions to shareholders	(0.59)	(0.63)	(0.38)	(0.18)	(0.25)

Net asset value - End of year	$10.79	$10.66	$10.67	$10.84	$10.00

Net assets - End of year (000’s omitted)	$1,207	$1,019	$1,424	$1,195	$330

Total return[2]	7.01%	6.24%	2.04%	10.38%	10.91%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[3]	1.05%[4]	1.05%[5]	0.99%[6,7]	1.05%[7]
Net investment income (loss)	0.91%	1.73%	1.23%	0.66%	(0.30%)
Series portfolio turnover[8]	14%	16%	14%	9%	13%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.16%[3]	0.20%[4]	0.22%[5]	0.29%[7]	10.70%[7]

TARGET INCOME SERIES CLASS I	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.90	$10.89	$11.05	$10.17	$9.32

Income from investment operations:
Net investment income[1]	0.19	0.24	0.07	0.19	0.06
Net realized and unrealized gain on Underlying Series	0.65	0.50	0.25	0.94	1.04

Total from investment operations	0.84	0.74	0.32	1.13	1.10

Less distributions to shareholders:
From net investment income	(0.27)	(0.28)	(0.36)	(0.22)	(0.25)
From net realized gain on investments	(0.43)	(0.45)	(0.12)	(0.03)	—

Total distributions to shareholders	(0.70)	(0.73)	(0.48)	(0.25)	(0.25)

Net asset value - End of year	$11.04	$10.90	$10.89	$11.05	$10.17

Net assets - End of year (000’s omitted)	$11,271	$6,300	$4,068	$298	$58

Total return[2]	8.09%	7.34%	3.00%	11.44%	12.06%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[3]	0.05%[4]	0.05%[5]	0.05%[7]	0.05%[7]
Net investment income	1.76%	2.30%	0.68%	1.85%	0.66%
Series portfolio turnover[8]	14%	16%	14%	9%	13%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.16%[3]	0.20%[4]	0.23%[5]	0.33%[7]	54.69%[7]

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67%.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.69%.

6During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.70%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

38

Financial Highlights

TARGET 2010 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.00	$10.56	$10.64	$9.58	$8.61

Income from investment operations:
Net investment income[1]	0.14	0.18	0.20	0.12	0.02
Net realized and unrealized gain on Underlying Series	0.84	0.48	0.10	1.10	1.15

Total from investment operations	0.98	0.66	0.30	1.22	1.17

Less distributions to shareholders:
From net investment income	(0.20)	(0.25)	(0.18)	(0.14)	(0.20)
From net realized gain on investments	(0.33)	(0.97)	(0.20)	(0.02)	—

Total distributions to shareholders	(0.53)	(1.22)	(0.38)	(0.16)	(0.20)

Net asset value - End of year	$10.45	$10.00	$10.56	$10.64	$9.58

Net assets - End of year (000’s omitted)	$29,949	$27,086	$23,653	$27,904	$15,782

Total return[2]	10.20%	7.39%	2.97%	12.85%	13.97%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[3]	0.30%[4]	0.30%[5]	0.29%[6,7]	0.30%[8]
Net investment income	1.39%	1.85%	1.84%	1.20%	0.19%
Series portfolio turnover[9]	32%	30%	48%	11%	9%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.21%[3]	0.27%[4]	0.30%[5]	0.42%[6]	1.31%[8]

TARGET 2010 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.92	$10.48	$10.57	$9.54	$8.61

Income (loss) from investment operations:
Net investment income (loss)[1]	0.11	0.16	0.14	0.12	(0.05)
Net realized and unrealized gain on Underlying Series	0.83	0.48	0.13	1.07	1.18

Total from investment operations	0.94	0.64	0.27	1.19	1.13

Less distributions to shareholders:
From net investment income	(0.17)	(0.23)	(0.16)	(0.14)	(0.20)
From net realized gain on investments	(0.33)	(0.97)	(0.20)	(0.02)	—

Total distributions to shareholders	(0.50)	(1.20)	(0.36)	(0.16)	(0.20)

Net asset value - End of year	$10.36	$9.92	$10.48	$10.57	$9.54

Net assets - End of year (000’s omitted)	$5,246	$4,793	$4,885	$3,655	$284

Total return[2]	9.84%	7.21%	2.67%	12.64%	13.54%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[3]	0.55%[4]	0.55%[5]	0.52%[6,7]	0.55%[8]
Net investment income (loss)	1.11%	1.65%	1.32%	1.16%	(0.55%)
Series portfolio turnover[9]	32%	30%	48%	11%	9%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.21%[3]	0.27%[4]	0.31%[5]	0.41%[6]	25.36%[8]

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.68% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.69% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

39

Financial Highlights

TARGET 2010 SERIES CLASS C	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.89	$10.44	$10.53	$9.49	$8.58

Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.13	0.10	0.06	(0.01)
Net realized and unrealized gain on Underlying Series	0.83	0.45	0.12	1.08	1.10

Total from investment operations	0.90	0.58	0.22	1.14	1.09

Less distributions to shareholders:
From net investment income	(0.12)	(0.16)	(0.11)	(0.08)	(0.18)
From net realized gain on investments	(0.33)	(0.97)	(0.20)	(0.02)	—

Total distributions to shareholders	(0.45)	(1.13)	(0.31)	(0.10)	(0.18)

Net asset value - End of year	$10.34	$9.89	$10.44	$10.53	$9.49

Net assets - End of year (000’s omitted)	$1,068	$1,458	$2,021	$2,247	$1,471

Total return[2]	9.38%	6.60%	2.21%	12.12%	13.13%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[3]	1.05%[4]	1.05%[5]	0.98%[6,7]	1.05%[8]
Net investment income (loss)	0.68%	1.37%	0.97%	0.58%	(0.12%)
Series portfolio turnover[9]	32%	30%	48%	11%	9%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.22%[3]	0.27%[4]	0.30%[5]	0.44%[6]	5.01%[8]

TARGET 2010 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.04	$10.60	$10.68	$9.62	$8.63

Income from investment operations:
Net investment income[1]	0.16	0.21	0.08	0.14	0.07
Net realized and unrealized gain on Underlying Series	0.85	0.48	0.25	1.10	1.12

Total from investment operations	1.01	0.69	0.33	1.24	1.19

Less distributions to shareholders:
From net investment income	(0.22)	(0.28)	(0.21)	(0.16)	(0.20)
From net realized gain on investments	(0.33)	(0.97)	(0.20)	(0.02)	—

Total distributions to shareholders	(0.55)	(1.25)	(0.41)	(0.18)	(0.20)

Net asset value - End of year	$10.50	$10.04	$10.60	$10.68	$9.62

Net assets - End of year (000’s omitted)	$15,305	$12,026	$9,966	$1,465	$469

Total return[2]	10.53%	7.67%	3.20%	13.10%	14.23%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[3]	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[8]
Net investment income	1.57%	2.16%	0.81%	1.44%	0.83%
Series portfolio turnover[9]	32%	30%	48%	11%	9%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.21%[3]	0.27%[4]	0.32%[5]	0.43%[6]	8.26%[8]

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.68% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.69% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

40

Financial Highlights

TARGET 2015 SERIES CLASS K	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.59	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.15	(0.01)
Net realized and unrealized gain on Underlying Series	1.25	0.60

Total from investment operations	1.40	0.59

Less distributions to shareholders:
From net investment income	(0.20)	—

Net asset value - End of period	$11.79	$10.59

Net assets - End of period (000’s omitted)	$1,019	$1,498 [3]

Total return[4]	13.45%	5.90%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[5]	0.30%[6,7]
Net investment income (loss)	1.34%	(0.30%)[6]
Series portfolio turnover[8]	50%	— [9]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	6.06%[5]	9,646%[6,7,10]

TARGET 2015 SERIES CLASS R	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.59	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.02)
Net realized and unrealized gain on Underlying Series	1.39	0.61

Total from investment operations	1.40	0.59

Less distributions to shareholders:
From net investment income	(0.18)	—

Net asset value - End of period	$11.81	$10.59

Net assets - End of period (000’s omitted)	$1,015	$106 [3]

Total return[4]	13.36%	5.90%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[5]	0.55%[6,7]
Net investment income (loss)	0.11%	(0.55%)[6]
Series portfolio turnover[8]	50%	— [9]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	3.45%[5]	10,644%[6,7,10]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000s.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Less than 1%.

10The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

41

Financial Highlights

TARGET 2015 SERIES CLASS C	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.57	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.05	(0.04)
Net realized and unrealized gain on Underlying Series	1.27	0.61

Total from investment operations	1.32	0.57

Less distributions to shareholders:
From net investment income	(0.11)	—

Net asset value - End of period	$11.78	$10.57

Net assets - End of period	$119 [3]	$106 [3]

Total return[4]	12.57%	5.70%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[5]	1.05%[6,7]
Net investment income (loss)	0.42%	(1.05%)[6]
Series portfolio turnover[8]	50%	— [9]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	751.92%[5]	10,645%[6,7,10]

TARGET 2015 SERIES CLASS I	FOR THE YEARS ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.61	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.11	— [11]
Net realized and unrealized gain on Underlying Series	1.32	0.61

Total from investment operations	1.43	0.61

Less distributions to shareholders:
From net investment income	(0.21)	—

Net asset value - End of period	$11.83	$10.61

Net assets - End of period (000’s omitted)	$3,619	$209 [3]

Total return[4]	13.71%	6.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[5]	0.05%[6,7]
Net investment income (loss)	1.01%	(0.05%)[6]
Series portfolio turnover[8]	50%	— [9]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	4.09%[5]	9,682%[6,7,10]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000s.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Less than 1%.

10The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

11Less than $0.01.

The accompanying notes are an integral part of the financial statements.

42

Financial Highlights

TARGET 2020 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.89	$10.12	$10.33	$9.16	$8.14

Income from investment operations:
Net investment income[1]	0.12	0.17	0.20	0.13	0.02
Net realized and unrealized gain on Underlying Series	1.33	0.54	0.12	1.23	1.21

Total from investment operations	1.45	0.71	0.32	1.36	1.23

Less distributions to shareholders:
From net investment income	(0.20)	(0.21)	(0.19)	(0.17)	(0.21)
From net realized gain on investments	(0.35)	(0.73)	(0.34)	(0.02)	—

Total distributions to shareholders	(0.55)	(0.94)	(0.53)	(0.19)	(0.21)

Net asset value - End of year	$10.79	$9.89	$10.12	$10.33	$9.16

Net assets - End of year (000’s omitted)	$82,841	$67,039	$56,290	$64,613	$30,089

Total return[2]	15.43%	8.08%	3.14%	14.89%	15.72%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[3]	0.30%[4]	0.30%[5]	0.29%[6,7]	0.30%[8]
Net investment income	1.20%	1.72%	1.97%	1.38%	0.28%
Series portfolio turnover[9]	19%	24%	49%	20%	9%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.05%[3]	0.08%[4]	0.10%[5]	0.17%[6]	0.72%[8]

TARGET 2020 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.78	$10.02	$10.24	$9.10	$8.13

Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.14	0.15	0.12	(0.05)
Net realized and unrealized gain on Underlying Series	1.32	0.54	0.14	1.21	1.23

Total from investment operations	1.41	0.68	0.29	1.33	1.18

Less distributions to shareholders:
From net investment income	(0.18)	(0.19)	(0.17)	(0.17)	(0.21)
From net realized gain on investments	(0.35)	(0.73)	(0.34)	(0.02)	—

Total distributions to shareholders	(0.53)	(0.92)	(0.51)	(0.19)	(0.21)

Net asset value - End of year	$10.66	$9.78	$10.02	$10.24	$9.10

Net assets - End of year (000’s omitted)	$30,393	$19,150	$16,105	$12,229	$562

Total return[2]	15.07%	7.82%	2.85%	14.72%	15.13%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[3]	0.55%[4]	0.55%[5]	0.52%[6,7]	0.55%[8]
Net investment income (loss)	0.85%	1.47%	1.48%	1.25%	(0.54%)
Series portfolio turnover[9]	19%	24%	49%	20%	9%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.05%[3]	0.08%[4]	0.10%[5]	0.18%[6]	14.54%[8]

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.84% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

43

Financial Highlights

TARGET 2020 SERIES CLASS C	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.75	$9.99	$10.21	$9.06	$8.10

Income from investment operations:
Net investment income[1]	0.05	0.11	0.11	0.10	0.02
Net realized and unrealized gain on Underlying Series	1.30	0.52	0.14	1.18	1.13

Total from investment operations	1.35	0.63	0.25	1.28	1.15

Less distributions to shareholders:
From net investment income	(0.12)	(0.14)	(0.13)	(0.11)	(0.19)
From net realized gain on investments	(0.35)	(0.73)	(0.34)	(0.02)	—

Total distributions to shareholders	(0.47)	(0.87)	(0.47)	(0.13)	(0.19)

Net asset value - End of year	$10.63	$9.75	$9.99	$10.21	$9.06

Net assets - End of year (000’s omitted)	$3,752	$3,999	$4,155	$3,803	$2,123

Total return[2]	14.52%	7.24%	2.42%	14.24%	14.74%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[3]	1.05%[4]	1.05%[5]	0.98%[6,7]	1.05%[8]
Net investment income	0.45%	1.20%	1.08%	1.03%	0.25%
Series portfolio turnover[9]	19%	24%	49%	20%	9%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.05%[3]	0.08%[4]	0.10%[5]	0.18%[6]	3.08%[8]

TARGET 2020 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.93	$10.16	$10.37	$9.19	$8.15

Income from investment operations:
Net investment income[1]	0.14	0.20	0.09	0.18	0.10
Net realized and unrealized gain on Underlying Series	1.34	0.54	0.25	1.21	1.15

Total from investment operations	1.48	0.74	0.34	1.39	1.25

Less distributions to shareholders:
From net investment income	(0.23)	(0.24)	(0.21)	(0.19)	(0.21)
From net realized gain on investments	(0.35)	(0.73)	(0.34)	(0.02)	—

Total distributions to shareholders	(0.58)	(0.97)	(0.55)	(0.21)	(0.21)

Net asset value - End of year	$10.83	$9.93	$10.16	$10.37	$9.19

Net assets - End of year (000’s omitted)	$70,556	$39,523	$25,262	$3,474	$1,927

Total return[2]	15.65%	8.36%	3.37%	15.24%	15.98%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[3]	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[8]
Net investment income	1.34%	2.10%	0.85%	1.89%	1.22%
Series portfolio turnover[9]	19%	24%	49%	20%	9%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.05%[3]	0.08%[4]	0.11%[5]	0.19%[6]	2.90%[8]

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.84% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

44

Financial Highlights

TARGET 2025 SERIES CLASS K	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	(0.01)
Net realized and unrealized gain on Underlying Series	1.85	0.78

Total from investment operations	1.94	0.77

Less distributions to shareholders:
From net investment income	(0.21)	—

Net asset value - End of period	$12.50	$10.77

Net assets - End of period (000’s omitted)	$710	$47,648 [3]

Total return[4]	18.32%	7.70%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[5]	0.30%[6,7]
Net investment income (loss)	0.80%	(0.30%)[6]
Series portfolio turnover[8]	22%	— [9]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	10.70%[5]	259%[6,7,10]

TARGET 2025 SERIES CLASS R	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.75	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.01)	(0.02)
Net realized and unrealized gain on Underlying Series	1.98	0.77

Total from investment operations	1.97	0.75

Less distributions to shareholders:
From net investment income	(0.19)	—

Net asset value - End of period	$12.53	$10.75

Net assets - End of period (000’s omitted)	$1,540	$108 [3]

Total return[4]	18.61%	7.50%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[5]	0.55%[6,7]
Net investment loss	(0.10%)	(0.55%)[6]
Series portfolio turnover[8]	22%	— [9]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.75%[5]	3,129%[6,7,10]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000s.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Less than 1%.

10The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

45

Financial Highlights

TARGET 2025 SERIES CLASS C	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.73	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.04)
Net realized and unrealized gain on Underlying Series	1.90	0.77

Total from investment operations	1.91	0.73

Less distributions to shareholders:
From net investment income	(0.16)	—

Net asset value - End of period	$12.48	$10.73

Net assets - End of period (000’s omitted)	$575	$107 [3]

Total return[4]	17.95%	7.30%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[5]	1.05%[6,7]
Net investment income (loss)	0.05%	(1.05%)[6]
Series portfolio turnover[8]	22%	— [9]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.72%[5]	3,130%[6,7,10]

TARGET 2025 SERIES CLASS I	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.12	— [11]
Net realized and unrealized gain on Underlying Series	1.81	0.77

Total from investment operations	1.93	0.77

Less distributions to shareholders:
From net investment income	(0.23)	—

Net asset value - End of period	$12.47	$10.77

Net assets - End of period (000’s omitted)	$9,373	$211 [3]

Total return[4]	18.26%	7.70%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[5]	0.05%[6,7]
Net investment income (loss)	1.03%	(0.05%)[6]
Series portfolio turnover[8]	22%	— [9]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.43%[5]	1,967%[6,7,10]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000s.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Less than 1%.

10The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

11Less than $0.01.

The accompanying notes are an integral part of the financial statements.

46

Financial Highlights

TARGET 2030 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.94	$10.02	$10.15	$8.85	$7.81

Income from investment operations:
Net investment income[1]	0.10	0.14	0.16	0.08	0.01
Net realized and unrealized gain on Underlying Series	1.86	0.66	0.16	1.36	1.20

Total from investment operations	1.96	0.80	0.32	1.44	1.21

Less distributions to shareholders:
From net investment income	(0.15)	(0.17)	(0.15)	(0.11)	(0.17)
From net realized gain on investments	(0.35)	(0.71)	(0.30)	(0.03)	—

Total distributions to shareholders	(0.50)	(0.88)	(0.45)	(0.14)	(0.17)

Net asset value - End of year	$11.40	$9.94	$10.02	$10.15	$8.85

Net assets - End of year (000’s omitted)	$91,676	$67,510	$63,436	$66,235	$23,597

Total return[2]	20.56%	9.12%	3.15%	16.34%	16.05%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[3]	0.30%[4]	0.30%[5]	0.29%[6,7]	0.30%[8]
Net investment income	0.90%	1.50%	1.58%	0.87%	0.14%
Series portfolio turnover[9]	9%	62%	40%	15%	9%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.05%[3]	0.09%[4]	0.11%[5]	0.20%[6]	0.97%[8]

TARGET 2030 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.87	$9.96	$10.09	$8.83	$7.79

Income from investment operations:
Net investment income[1]	0.07	0.09	0.11	0.06	(0.05)
Net realized and unrealized gain on Underlying Series	1.85	0.68	0.19	1.35	1.26

Total from investment operations	1.92	0.77	0.30	1.41	1.21

Less distributions to shareholders:
From net investment income	(0.13)	(0.15)	(0.13)	(0.12)	(0.17)
From net realized gain on investments	(0.35)	(0.71)	(0.30)	(0.03)	—

Total distributions to shareholders	(0.48)	(0.86)	(0.43)	(0.15)	(0.17)

Net asset value - End of year	$11.31	$9.87	$9.96	$10.09	$8.83

Net assets - End of year (000’s omitted)	$28,034	$18,759	$9,243	$7,162	$328

Total return[2]	20.19%	8.84%	2.94%	16.01%	16.09%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[3]	0.55%[4]	0.55%[5]	0.54%[6,7]	0.55%[8]
Net investment income (loss)	0.63%	0.94%	1.11%	0.68%	(0.53%)
Series portfolio turnover[9]	9%	62%	40%	15%	9%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.05%[3]	0.09%[4]	0.11%[5]	0.18%[6]	28.67%[8]

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

47

Financial Highlights

TARGET 2030 SERIES CLASS C	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.82	$9.90	$10.05	$8.78	$7.77

Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.08	0.07	0.03	(0.02)
Net realized and unrealized gain on Underlying Series	1.83	0.64	0.17	1.33	1.19

Total from investment operations	1.85	0.72	0.24	1.36	1.17

Less distributions to shareholders:
From net investment income	(0.08)	(0.09)	(0.09)	(0.06)	(0.16)
From net realized gain on investments	(0.35)	(0.71)	(0.30)	(0.03)	—

Total distributions to shareholders	(0.43)	(0.80)	(0.39)	(0.09)	(0.16)

Net asset value - End of year	$11.24	$9.82	$9.90	$10.05	$8.78

Net assets - End of year (000’s omitted)	$3,008	$2,662	$2,516	$2,231	$1,034

Total return[2]	19.55%	8.36%	2.35%	15.50%	15.57%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[3]	1.05%[4]	1.05%[5]	1.00%[6,7]	1.05%[8]
Net investment income (loss)	0.20%	0.84%	0.72%	0.31%	(0.22%)
Series portfolio turnover[9]	9%	62%	40%	15%	9%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.05%[3]	0.09%[4]	0.11%[5]	0.22%[6]	5.84%[8]

TARGET 2030 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.01	$10.09	$10.21	$8.90	$7.82

Income from investment operations:
Net investment income[1]	0.12	0.17	0.07	0.13	0.11
Net realized and unrealized gain on Underlying Series	1.88	0.65	0.28	1.35	1.14

Total from investment operations	2.00	0.82	0.35	1.48	1.25

Less distributions to shareholders:
From net investment income	(0.18)	(0.19)	(0.17)	(0.14)	(0.17)
From net realized gain on investments	(0.35)	(0.71)	(0.30)	(0.03)	—

Total distributions to shareholders	(0.53)	(0.90)	(0.47)	(0.17)	(0.17)

Net asset value - End of year	$11.48	$10.01	$10.09	$10.21	$8.90

Net assets - End of year (000’s omitted)	$63,662	$37,832	$20,249	$2,932	$1,316

Total return[2]	20.81%	9.36%	3.47%	16.76%	16.56%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[3]	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[8]
Net investment income	1.14%	1.78%	0.74%	1.34%	1.37%
Series portfolio turnover[9]	9%	62%	40%	15%	9%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.05%[3]	0.09%[4]	0.12%[5]	0.22%[6]	6.18%[8]

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

48

Financial Highlights

TARGET 2035 SERIES CLASS K	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[11] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.92	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.08	(0.01)
Net realized and unrealized gain on Underlying Series	2.35	0.93 [3]

Total from investment operations	2.43	0.92

Less distributions to shareholders:
From net investment income	(0.13)	—

Net asset value - End of period	$13.22	$10.92

Net assets - End of period (000’s omitted)	$465	$15,034 [4]

Total return[5]	22.42%	9.20%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[6]	0.30%[7,8]
Net investment income (loss)	0.66%	(0.30%)[7]
Series portfolio turnover[9]	18%	— [10]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	9.70%[6]	4,581%[7,8,11]

TARGET 2035 SERIES CLASS R	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[11] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	— [12]	(0.02)
Net realized and unrealized gain on Underlying Series	2.44	0.93 [3]

Total from investment operations	2.44	0.91

Less distributions to shareholders:
From net investment income	(0.10)	—

Net asset value - End of period	$13.25	$10.91

Net assets - End of period (000’s omitted)	$1,172	$109 [4]

Total return[5]	22.50%	9.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[6]	0.55%[7,8]
Net investment income (loss)	0.17%	(0.55%)[7]
Series portfolio turnover[9]	18%	— [10]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.38%[6]	9,077%[7,8,11]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Annualized.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

10Less than 1%.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

12Less than $0.01.

The accompanying notes are an integral part of the financial statements.

49

Financial Highlights

TARGET 2035 SERIES CLASS C	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[11] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.93	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.02)	(0.04)
Net realized and unrealized gain on Underlying Series	2.37	0.97 [3]

Total from investment operations	2.35	0.93

Less distributions to shareholders:
From net investment income	(0.10)	—

Net asset value - End of period	$13.18	$10.93

Net assets - End of period (000’s omitted)	$69	$2,710 [4]

Total return[5]	21.60%	9.30%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[6]	1.05%[7,8]
Net investment loss	(0.13%)	(1.05%)[7]
Series portfolio turnover[9]	18%	— [10]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	6.35%[6]	5,503%[7,8,11]

TARGET 2035 SERIES CLASS I	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[11] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.92	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	—	[12]
Net realized and unrealized gain on Underlying Series	2.38	0.92	[3]

Total from investment operations	2.47	0.92

Less distributions to shareholders:
From net investment income	(0.14)	—

Net asset value - End of period	$13.25	$10.92

Net assets - End of period (000’s omitted)	$6,322	$213	[4]

Total return[5]	22.81%	9.20%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[6]	0.05%[7,8]
Net investment income (loss)	0.75%	(0.05%)[7]
Series portfolio turnover[9]	18%	—	[10]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.40%[6]	7,930%[7,8,11]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Annualized.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

10Less than 1%.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

12Less than $0.01.

The accompanying notes are an integral part of the financial statements.

50

Financial Highlights

TARGET 2040 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.29	$10.10	$10.20	$8.79	$7.58

Income from investment operations:
Net investment income[1]	0.06	0.07	0.09	0.04	— [2]
Net realized and unrealized gain (loss) on Underlying Series	2.43	0.74	(0.02)	1.46	1.36

Total from investment operations	2.49	0.81	0.07	1.50	1.36

Less distributions to shareholders:
From net investment income	(0.07)	(0.08)	(0.08)	(0.06)	(0.15)
From net realized gain on investments	(0.24)	(0.54)	(0.09)	(0.03)	—

Total distributions to shareholders	(0.31)	(0.62)	(0.17)	(0.09)	(0.15)

Net asset value - End of year	$12.47	$10.29	$10.10	$10.20	$8.79

Net assets - End of year (000’s omitted)	$67,576	$51,273	$39,853	$42,417	$12,880

Total return[3]	24.81%	8.97%	0.70%	17.10%	18.60%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[4]	0.30%[5]	0.30%[6]	0.29%[7,8]	0.30%[7]
Net investment income	0.49%	0.70%	0.88%	0.43%	0.05%
Series portfolio turnover[9]	13%	24%	19%	4%	7%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.09%[4]	0.14%[5]	0.17%[6]	0.32%[7]	2.10%[7]

TARGET 2040 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.22	$10.04	$10.14	$8.76	$7.58

Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.05	0.05	0.04	(0.02)
Net realized and unrealized gain (loss) on Underlying Series	2.42	0.73	— [2]	1.43	1.35

Total from investment operations	2.44	0.78	0.05	1.47	1.33

Less distributions to shareholders:
From net investment income	(0.03)	(0.06)	(0.06)	(0.06)	(0.15)
From net realized gain on investments	(0.24)	(0.54)	(0.09)	(0.03)	—

Total distributions to shareholders	(0.27)	(0.60)	(0.15)	(0.09)	(0.15)

Net asset value - End of year	$12.39	$10.22	$10.04	$10.14	$8.76

Net assets - End of year (000’s omitted)	$15,993	$11,827	$11,475	$8,168	$504

Total return[3]	24.50%	8.67%	0.50%	16.85%	18.21%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[6]	0.52%[7,8]	0.55%[7]
Net investment income (loss)	0.20%	0.54%	0.52%	0.40%	(0.21%)
Series portfolio turnover[9]	13%	24%	19%	4%	7%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.09%[4]	0.14%[5]	0.17%[6]	0.31%[7]	16.27%[7]

1Calculated based on average shares outstanding during the year.

2Less than $0.01.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

8During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

51

Financial Highlights

TARGET 2040 SERIES CLASS C	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.10	$9.94	$10.06	$8.70	$7.55

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	— [2]	0.01	(0.01)	(0.06)
Net realized and unrealized gain (loss) on Underlying Series	2.39	0.72	(0.01)	1.43	1.36

Total from investment operations	2.36	0.72	—	1.42	1.30

Less distributions to shareholders:
From net investment income	(0.01)	(0.02)	(0.03)	(0.03)	(0.15)
From net realized gain on investments	(0.24)	(0.54)	(0.09)	(0.03)	—

Total distributions to shareholders	(0.25)	(0.56)	(0.12)	(0.06)	(0.15)

Net asset value - End of year	$12.21	$10.10	$9.94	$10.06	$8.70

Net assets - End of year (000’s omitted)	$1,359	$1,034	$913	$875	$440

Total return[3]	23.91%	8.08%	(0.01%)	16.32%	17.88%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[4]	1.05%[5]	1.05%[6]	0.99%[7,8]	1.05%[7]
Net investment income (loss)	(0.28%)	0.03%	0.09%	(0.12%)	(0.65%)
Series portfolio turnover[9]	13%	24%	19%	4%	7%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.09%[4]	0.14%[5]	0.17%[6]	0.37%[7]	15.19%[7]

TARGET 2040 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.35	$10.16	$10.26	$8.83	$7.60

Income from investment operations:
Net investment income[1]	0.08	0.10	0.04	0.08	0.07
Net realized and unrealized gain on Underlying Series	2.45	0.74	0.06	1.46	1.32

Total from investment operations	2.53	0.84	0.10	1.54	1.39

Less distributions to shareholders:
From net investment income	(0.09)	(0.11)	(0.11)	(0.08)	(0.16)
From net realized gain on investments	(0.24)	(0.54)	(0.09)	(0.03)	—

Total distributions to shareholders	(0.33)	(0.65)	(0.20)	(0.11)	(0.16)

Net asset value - End of year	$12.55	$10.35	$10.16	$10.26	$8.83

Net assets - End of year (000’s omitted)	$33,545	$20,194	$11,298	$1,066	$428

Total return[3]	25.16%	9.23%	0.93%	17.52%	18.86%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[7]	0.05%[7]
Net investment income	0.71%	0.99%	0.35%	0.84%	0.93%
Series portfolio turnover[9]	13%	24%	19%	4%	7%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.09%[4]	0.14%[5]	0.18%[6]	0.36%[7]	18.65%[7]

1Calculated based on average shares outstanding during the year.

2Less than $0.01.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

8During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

52

Financial Highlights

TARGET 2045 SERIES CLASS K	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.01	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	(0.01)
Net realized and unrealized gain on Underlying Series	2.74	1.02 [3]

Total from investment operations	2.77	1.01

Less distributions to shareholders:
From net investment income	(0.05)	—

Net asset value - End of period	$13.73	$11.01

Net assets - End of period (000’s omitted)	$234	$3,320 [4]

Total return[5]	25.23%	10.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[6]	0.30%[7,8]
Net investment income (loss)	0.26%	(0.30%)[7]
Series portfolio turnover[9]	20%	— [10]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	17.80%[6]	3,204%[7,8,11]

TARGET 2045 SERIES CLASS R	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.99	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.02)
Net realized and unrealized gain on Underlying Series	2.71	1.01 [3]

Total from investment operations	2.72	0.99

Less distributions to shareholders:
From net investment income	(0.05)	—

Net asset value - End of period	$13.66	$10.99

Net assets - End of period (000’s omitted)	$618	$110 [4]

Total return[5]	24.87%	9.90%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[6]	0.55%[7,8]
Net investment income (loss)	0.11%	(0.55%)[7]
Series portfolio turnover[9]	20%	— [10]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	9.07%[6]	8,326%[7,8,11]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

7Annualized.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

10Less than 1%.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

53

Financial Highlights

TARGET 2045 SERIES CLASS C	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.01	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.04)
Net realized and unrealized gain on Underlying Series	2.74	1.05 [3]

Total from investment operations	2.68	1.01

Less distributions to shareholders:
From net investment income	(0.03)	—

Net asset value - End of period	$13.66	$11.01

Net assets - End of period (000’s omitted)	$452	$11,388 [4]

Total return[5]	24.40%	10.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[6]	1.05%[7,8]
Net investment loss	(0.48%)	(1.05%)[7]
Series portfolio turnover[9]	20%	— [10]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	23.55%[6]	2,985%[7,8,11]

TARGET 2045 SERIES CLASS I	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.01	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06	—	[12]
Net realized and unrealized gain on Underlying Series	2.74	1.01	[3]

Total from investment operations	2.80	1.01

Less distributions to shareholders:
From net investment income	(0.06)	—

Net asset value - End of period	$13.75	$11.01

Net assets - End of period (000’s omitted)	$1,983	$214	[4]

Total return[5]	25.58%	10.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[6]	0.05%[7,8]
Net investment income (loss)	0.46%	(0.05%)[7]
Series portfolio turnover[9]	20%	—	[10]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	6.82%[6]	7,036%[7,8,11]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

7Annualized.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

10Less than 1%.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

12Less than $0.01.

The accompanying notes are an integral part of the financial statements.

54

Financial Highlights

TARGET 2050 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.81	$10.20	$10.22	$8.85	$7.58

Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.07	0.09	0.03	(0.02)
Net realized and unrealized gain (loss) on Underlying Series	2.74	0.81	(0.01)	1.48	1.52

Total from investment operations	2.79	0.88	0.08	1.51	1.50

Less distributions to shareholders:
From net investment income	(0.05)	(0.08)	(0.08)	(0.06)	(0.23)
From net realized gain on investments	(0.03)	(0.19)	(0.02)	(0.08)	—

Total distributions to shareholders	(0.08)	(0.27)	(0.10)	(0.14)	(0.23)

Net asset value - End of year	$13.52	$10.81	$10.20	$10.22	$8.85

Net assets - End of year (000’s omitted)	$36,591	$24,759	$18,293	$15,242	$1,047

Total return[2]	25.99%	9.07%	0.76%	17.16%	20.71%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[3]	0.30%[4]	0.30%[4]	0.30%[5,6]	0.30%[5]
Net investment income (loss)	0.37%	0.69%	0.82%	0.28%	(0.24%)
Series portfolio turnover[7]	5%	5%	10%	3%	46%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.26%[3]	0.43%[4]	0.54%[4]	1.07%[5]	25.10%[5]

TARGET 2050 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.74	$10.14	$10.16	$8.82	$7.58

Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.05	0.06	0.03	(0.05)
Net realized and unrealized gain on Underlying Series	2.73	0.80	— [8]	1.44	1.52

Total from investment operations	2.74	0.85	0.06	1.47	1.47

Less distributions to shareholders:
From net investment income	(0.02)	(0.06)	(0.06)	(0.05)	(0.23)
From net realized gain on investments	(0.03)	(0.19)	(0.02)	(0.08)	—

Total distributions to shareholders	(0.05)	(0.25)	(0.08)	(0.13)	(0.23)

Net asset value - End of year	$13.43	$10.74	$10.14	$10.16	$8.82

Net assets - End of year (000’s omitted)	$5,022	$3,448	$2,686	$2,154	$601

Total return[2]	25.69%	8.75%	0.56%	16.85%	20.31%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[3]	0.55%[4]	0.55%[4]	0.53%[5,6]	0.55%[5]
Net investment income (loss)	0.11%	0.45%	0.55%	0.27%	(0.50%)
Series portfolio turnover[7]	5%	5%	10%	3%	46%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.26%[3]	0.43%[4]	0.54%[4]	1.44%[5]	242.05%[5]

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

6During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

8Less than $0.01.

The accompanying notes are an integral part of the financial statements.

55

Financial Highlights

TARGET 2050 SERIES CLASS C	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.60	$10.02	$10.08	$8.75	$7.55

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	— [2]	0.01	(0.04)	(0.06)
Net realized and unrealized gain (loss) on Underlying Series	2.68	0.80	(0.01)	1.46	1.49

Total from investment operations	2.64	0.80	—	1.42	1.43

Less distributions to shareholders:
From net investment income	—	(0.03)	(0.04)	(0.01)	(0.23)
From net realized gain on investments	(0.03)	(0.19)	(0.02)	(0.08)	—

Total distributions to shareholders	(0.03)	(0.22)	(0.06)	(0.09)	(0.23)

Net asset value - End of year	$13.21	$10.60	$10.02	$10.08	$8.75

Net assets - End of year (000’s omitted)	$1,409	$1,074	$948	$843	$99

Total return[3]	25.02%	8.29%	(0.06%)	16.34%	19.84%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[4]	1.05%[5]	1.05%[5]	1.02%[6,7]	1.05%[6]
Net investment income (loss)	(0.37%)	(0.01%)	0.09%	(0.44%)	(0.71%)
Series portfolio turnover[8]	5%	5%	10%	3%	46%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.26%[4]	0.43%[5]	0.55%[5]	1.23%[6]	73.45%[6]

TARGET 2050 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.88	$10.26	$10.28	$8.90	$7.60

Income from investment operations:
Net investment income[1]	0.07	0.09	0.03	0.07	0.16
Net realized and unrealized gain on Underlying Series	2.76	0.83	0.08	1.47	1.37

Total from investment operations	2.83	0.92	0.11	1.54	1.53

Less distributions to shareholders:
From net investment income	(0.08)	(0.11)	(0.11)	(0.08)	(0.23)
From net realized gain on investments	(0.03)	(0.19)	(0.02)	(0.08)	—

Total distributions to shareholders	(0.11)	(0.30)	(0.13)	(0.16)	(0.23)

Net asset value - End of year	$13.60	$10.88	$10.26	$10.28	$8.90

Net assets - End of year (000’s omitted)	$9,042	$4,016	$2,121	$129	$79

Total return[3]	26.21%	9.39%	0.98%	17.40%	21.07%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[4]	0.05%[5]	0.05%[5]	0.05%[6]	0.05%[6]
Net investment income	0.57%	0.89%	0.25%	0.76%	2.07%
Series portfolio turnover[8]	5%	5%	10%	3%	46%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.26%[4]	0.43%[5]	0.57%[5]	1.90%[6]	141.53%[6]

1Calculated based on average shares outstanding during the year.

2Less than $0.01.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

56

Financial Highlights

TARGET 2055 SERIES CLASS K	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.04	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.02)	(0.01)
Net realized and unrealized gain on Underlying Series	2.86	1.05

Total from investment operations	2.84	1.04

Less distributions to shareholders:
From net investment income	(0.03)	—

Net asset value - End of period	$13.85	$11.04

Net assets - End of period (000’s omitted)	$208	$214 [3]

Total return[4]	25.79%	10.40%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[5]	0.30%[6,7]
Net investment loss	(0.17%)	(0.30%)[6]
Series portfolio turnover[8]	605%	— [9]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	62.25%[5]	19,197%[6,7,10]

TARGET 2055 SERIES CLASS R	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.03	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.01)	(0.02)
Net realized and unrealized gain on Underlying Series	2.77	1.05

Total from investment operations	2.76	1.03

Less distributions to shareholders:
From net investment income	(0.02)	—

Net asset value - End of period	$13.77	$11.03

Net assets - End of period (000’s omitted)	$51	$110 [3]

Total return[4]	25.01%	10.30%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[5]	0.55%[6,7]
Net investment loss	(0.07%)	(0.55%)[6]
Series portfolio turnover[8]	605%	— [9]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	129.56%[5]	19,015%[6,7,10]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000s.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%. 6Annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9The Series had no portfolio turnover for the period.

10The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

57

Financial Highlights

TARGET 2055 SERIES CLASS C	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.01	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.05)	(0.04)
Net realized and unrealized gain on Underlying Series	2.76	1.05

Total from investment operations	2.71	1.01

Net asset value - End of period	$13.72	$11.01

Net assets - End of period	$660 [3]	$110 [3]

Total return[4]	24.61%	10.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[5]	1.05%[6,7]
Net investment loss	(0.37%)	(1.05%)[6]
Series portfolio turnover[8]	605%	— [9]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1,278.30%[7]	19,016%[6,7,10]

TARGET 2055 SERIES CLASS I	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.05	$10.00

Income (loss) from investment operations:
Net investment loss[2]	— [11]	— [11]
Net realized and unrealized gain (loss) on Underlying Series	2.94	1.05

Total from investment operations	2.94	1.05

Less distributions to shareholders:
From net investment income	(0.05)	—

Net asset value - End of period	$13.94	$11.05

Net assets - End of period (000’s omitted)	$366	$215 [3]

Total return[4]	26.67%	10.50%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[5]	0.05%[6,7]
Net investment loss	(0.03%)	(0.05%)[6]
Series portfolio turnover[8]	605%	— [9]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average the expense ratios (to average net assets) would have been increased by the following amount:

	8.21%[7]	19,201%[6,7,10]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000s.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

6Annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9The Series had no portfolio turnover for the period.

10The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

11Less than $0.01.

The accompanying notes are an integral part of the financial statements.

58

Notes to Financial Statements

1.	Organization

Target Income Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series and Target 2055 Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Each Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”) according to a target asset allocation strategy. The Series are designed to provide single investment portfolios that adjust over time to meet the changing risk and return objectives of investors over their expected investment horizon. As the target retirement date approaches, the Series’ portfolios become more conservative with a larger fixed-income investment component. The financial statements of the Underlying Series should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue four classes of shares (Class K, R, C and I). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2013, 10.9 billion shares have been designated in total among 45 series, of which 10 million have been designated in each of the Series for Class C common stock, 40 million have been designated in each of the Series for Class K and R common stock and 100 million have been designated in each of the Series for Class I common stock.

2.	Significant Accounting Policies

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both

59

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

	TARGET INCOME SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$73,657,195	$73,657,195	$—	$—

Total assets	$73,657,195	$73,657,195	$—	$—

	TARGET 2010 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$51,593,934	$51,593,934	$—	$—

Total assets	$51,593,934	$51,593,934	$—	$—

	TARGET 2015 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$5,652,765	$5,652,765	$—	$—

Total assets	$5,652,765	$5,652,765	$—	$—

	TARGET 2020 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$187,596,629	$187,596,629	$—	$—

Total assets	$187,596,629	$187,596,629	$—	$—

	TARGET 2025 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$12,199,466	$12,199,466	$—	$—

Total assets	$12,199,466	$12,199,466	$—	$—

	TARGET 2030 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$186,433,553	$186,433,553	$—	$—

Total assets	$186,433,553	$186,433,553	$—	$—

	TARGET 2035 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$8,027,427	$8,027,427	$—	$—

Total assets	$8,027,427	$8,027,427	$—	$—

60

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	TARGET 2040 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$118,511,374	$118,511,374	$—	$—

Total assets	$118,511,374	$118,511,374	$—	$—

	TARGET 2045 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$3,284,997	$3,284,997	$—	$—

Total assets	$3,284,997	$3,284,997	$—	$—

	TARGET 2050 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$52,087,531	$52,087,531	$—	$—

Total assets	$52,087,531	$52,087,531	$—	$—

	TARGET 2055 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$623,221	$623,221	$—	$—

Total assets	$623,221	$623,221	$—	$—

There were no Level 2 or Level 3 securities held by any of the Series as of October 31, 2012 or October 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Expenses included in the accompanying statements of operations do not include any expense of the Underlying Series.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each

61

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2013, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, and Target 2050 Series tax returns remains open for the years ended October 31, 2010 through October 31, 2013. The statute of limitations on Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series, and Target 2055 Series remains open for the years ended October 31, 2012 and October 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/ repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated

62

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Advisor has contractually agreed, until at least February 28, 2020 for Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, Target 2050 Series and until at least February 28, 2023 for Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series, and Target 2055 Series, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of distribution and service fees, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended October 31, 2013, the Advisor reimbursed expenses of $99,184 for Target Income Series, $104,875 for Target 2010 Series, $107,254 for Target 2015 Series, $72,668 for Target 2020 Series, $108,810 for Target 2025 Series, $74,520 for Target 2030 Series, $109,173 for Target 2035 Series, $90,348 for Target 2040 Series, $109,515 for Target 2045 Series, $109,061 for Target 2050 Series, and $108,741 for Target 2055 Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class K, Class R and Class C shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class K shares, 0.50% of average daily net assets attributable to Class R shares, and 1.00% of average daily net assets attributable to Class C shares. There are no distribution and services fees on the Class I shares of each Series. The fees are accrued daily and paid monthly.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The fee rates for these Series are as follows: An annual fee related to fund accounting and administration of 0.0025% of the average daily net assets with an annual base fee of $40,500 per Target Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain cusip-based and out-of-pocket expenses are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2013, purchases and sales of Underlying Series were as follows:

SERIES	PURCHASES	SALES
Target Income Series	$23,224,244	$8,867,074
Target 2010 Series	$19,013,628	$15,556,535
Target 2015 Series	$6,566,294	$1,178,714
Target 2020 Series	$73,073,296	$30,326,461
Target 2025 Series	$12,567,334	$1,109,303

63

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities (continued)

SERIES	PURCHASES	SALES
Target 2030 Series	$51,904,322	$14,175,731
Target 2035 Series	$8,040,271	$667,179
Target 2040 Series	$28,303,068	$12,964,193
Target 2045 Series	$3,271,346	$214,955
Target 2050 Series	$12,672,146	$2,254,678
Target 2055 Series	$4,610,648	$4,031,349

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers during the year ended October 31, 2013 is set forth below:

TARGET INCOME SERIES	VALUE AT 10/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/13	SHARES HELD AT 10/31/13	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Conservative Term Series - Class I	$57,123,304	$23,224,244	$8,867,074	$73,657,195	6,472,513	$1,172,767	$3,077,979

	$57,123,304	$23,224,244	$8,867,074	$73,657,195		$1,172,767	$3,077,979

TARGET 2010 SERIES	VALUE AT 10/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/13	SHARES HELD AT 10/31/13	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Moderate Term Series - Class I	$27,430,369	$4,242,173	$12,072,735	$21,200,889	1,833,987	$362,251	$1,450,048
Manning & Napier Pro-Blend® Conservative Term Series - Class I	17,955,841	14,771,455	3,483,801	30,393,045	2,670,742	453,319	660,618

	$45,386,210	$19,013,628	$15,556,535	$51,593,934		$815,570	$2,110,666

TARGET 2015 SERIES	VALUE AT 10/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/13	SHARES HELD AT 10/31/13	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED
Manning & Napier Pro-Blend® Extended Term Series - Class I	$289	$656,661	$117,994	$572,158	49,324	$3,008	$5,315
Manning & Napier Pro-Blend® Moderate Term Series - Class I	1,631	5,909,632	1,060,720	5,080,607	439,499	24,093	32,758

	$1,920	$6,566,294	$1,178,714	$5,652,765		$27,101	$38,073

64

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2020 SERIES	VALUE AT 10/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/13	SHARES HELD AT 10/31/13	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Extended Term Series - Class I	$78,122,208	$30,751,019	$21,926,607	$95,344,109	8,219,320	$1,335,758	$5,718,319
Manning & Napier Pro-Blend® Moderate Term Series - Class I	51,629,380	42,322,277	8,399,855	92,252,520	7,980,322	958,211	1,997,598

	$129,751,588	$73,073,296	$30,326,461	$187,596,629		$2,293,969	$7,715,917

TARGET 2025 SERIES	VALUE AT 10/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/13	SHARES HELD AT 10/31/13	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$7,351	$1,256,797	$113,699	$1,256,012	94,083	$2,872	$5,704
Manning & Napier Pro-Blend® Extended Term Series - Class I	40,741	11,310,538	995,604	10,943,454	943,401	50,468	33,126

	$48,092	$12,567,334	$1,109,303	$12,199,466		$53,340	$38,830

TARGET 2030 SERIES	VALUE AT 10/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/13	SHARES HELD AT 10/31/13	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$50,588,019	$15,943,407	$9,935,606	$67,860,577	5,083,189	$395,033	$2,679,868
Manning & Napier Pro-Blend® Extended Term Series - Class I	76,214,597	35,960,915	4,240,125	118,572,976	10,221,808	1,455,217	3,827,362

	$126,802,616	$51,904,322	$14,175,731	$186,433,553		$1,850,250	$6,507,230

TARGET 2035 SERIES	VALUE AT 10/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/13	SHARES HELD AT 10/31/13	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$11,724	$4,824,516	$402,090	$4,886,795	366,052	$13,142	$40,503
Manning & Napier Pro-Blend® Extended Term Series - Class I	6,345	3,215,755	265,089	3,140,632	270,744	17,155	15,928

	$18,069	$8,040,271	$667,179	$8,027,427		$30,297	$56,431

65

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2040 SERIES	VALUE AT 10/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/13	SHARES HELD AT 10/31/13	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$76,326,078	$19,976,715	$11,838,719	$101,695,349	7,617,629	$593,872	$4,362,627
Manning & Napier Pro-Blend® Extended Term Series - Class I	8,025,142	8,326,353	1,125,473	16,816,025	1,449,657	179,699	481,306

	$84,351,220	$28,303,068	$12,964,193	$118,511,374		$773,572	$4,843,933

TARGET 2045 SERIES	VALUE AT 10/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/13	SHARES HELD AT 10/31/13	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$15,039	$3,271,346	$214,955	$3,284,997	246,067	$5,854	$13,115

	$15,039	$3,271,346	$214,955	$3,284,997		$5,854	$13,115

TARGET 2050 SERIES	VALUE AT 10/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/13	SHARES HELD AT 10/31/13	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$33,317,109	$12,672,146	$2,254,678	$52,087,531	3,901,688	$276,730	$1,452,484

	$33,317,109	$12,672,146	$2,254,678	$52,087,531		$276,730	$1,452,484

TARGET 2055 SERIES	VALUE AT 10/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/13	SHARES HELD AT 10/31/13	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$650	$4,610,648	$4,031,349	$623,221	46,683	$252	$22,982

	$650	$4,610,648	$4,031,349	$623,221		$252	$22,982

6.	Capital Stock Transactions

Transactions in Class K, Class R, Class C and Class I shares:

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	275,973	$2,962,645	523,906	$5,535,863	1,305,419	$13,899,918	366,391	$3,779,908
Reinvested	271,776	2,818,029	274,181	2,770,577	20,695	212,438	5,401	54,623
Repurchased	(442,240)	(4,728,456)	(685,141)	(7,289,463)	(446,449)	(4,732,077)	(64,907)	(689,833)

Total	105,509	$1,052,218	112,946	$1,016,977	879,665	$9,380,279	306,885	$3,144,698

66

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	24,581	$258,787	15,255	$156,232	548,440	$5,913,760	352,531	$3,774,856
Reinvested	4,999	50,907	7,235	71,893	38,442	399,622	33,716	342,110
Repurchased	(13,353)	(139,817)	(60,384)	(624,396)	(144,102)	(1,550,415)	(181,620)	(1,946,091)

Total	16,227	$169,877	(37,894)	$(396,271)	442,780	$4,762,967	204,627	$2,170,875

TARGET 2010 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	400,637	$4,037,953	561,252	$5,508,851	172,991	$1,736,410	393,519	$3,795,603
Reinvested	149,101	1,444,030	282,819	2,590,645	24,438	234,880	63,456	576,739
Repurchased	(392,987)	(3,976,373)	(375,458)	(3,775,683)	(174,629)	(1,738,951)	(439,620)	(4,285,105)

Total	156,751	$1,505,610	468,613	$4,323,813	22,800	$232,339	17,355	$87,237

TARGET 2010 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	4,953	$49,956	3,361	$32,141	455,500	$4,581,081	392,097	$3,936,730
Reinvested	5,752	55,165	20,597	186,726	68,555	666,976	143,295	1,317,570
Repurchased	(54,877)	(553,564)	(70,074)	(684,116)	(263,774)	(2,661,630)	(277,741)	(2,753,658)

Total	(44,172)	$(448,443)	(46,116)	$(465,249)	260,281	$2,586,427	257,651	$2,500,642

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	114,017	$1,286,604	142	$1,486	131,921	$1,498,704	10	$100
Reinvested	480	5,262	—	—	132	1,446	—	—
Repurchased	(28,176)	(327,397)	— [1]	(1)	(46,118)	(526,200)	—	—

Total	86,321	$964,469	142	$1,485	85,935	$973,950	10	$100

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	—	$—	10	$100	349,222	$3,945,663	20	$201
Reinvested	— [1]	1	—	—	1,234	13,541	—	—
Repurchased	—	—	—	—	(44,443)	(512,137)	—	—

Total	—	$1	10	$100	306,013	$3,447,067	20	$201

67

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	1,405,724	$14,370,325	2,010,613	$19,380,782	1,202,140	$12,226,053	1,586,443	$14,918,784
Reinvested	398,096	3,830,833	513,902	4,592,996	109,586	1,042,954	174,604	1,544,787
Repurchased	(899,576)	(9,246,294)	(1,309,313)	(13,015,008)	(417,909)	(4,227,501)	(1,409,863)	(13,486,444)

Total	904,244	$8,954,864	1,215,202	$10,958,770	893,817	$9,041,506	351,184	$2,977,127

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	55,317	$554,860	46,997	$447,342	3,002,712	$30,556,802	1,566,124	$15,470,859
Reinvested	20,476	194,315	41,112	362,644	248,507	2,402,674	356,691	3,197,362
Repurchased	(132,868)	(1,341,276)	(94,108)	(896,029)	(715,315)	(7,307,540)	(428,431)	(4,176,531)

Total	(57,075)	$(592,101)	(5,999)	$(86,043)	2,535,904	$25,651,936	1,494,384	$14,491,690

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	86,095	$1,001,080	4,436	$45,393	132,975	$1,594,879	10	$100
Reinvested	262	2,961	—	—	113	1,291	—	—
Repurchased	(33,972)	(396,436)	(12)	(126)	(10,156)	(121,088)	—	—

Total	52,385	$607,605	4,424	$45,267	122,932	$1,475,082	10	$100

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	45,989	$542,371	10	$100	813,258	$9,550,394	20	$201
Reinvested	121	1,380	—	—	2,879	32,739	—	—
Repurchased	(3)	(33)	—	—	(64,273)	(761,189)	—	—

Total	46,107	$543,718	10	$100	751,864	$8,821,944	20	$201

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	1,759,864	$18,712,838	1,493,777	$14,289,691	736,656	$7,838,165	1,320,003	$12,422,140
Reinvested	352,032	3,447,739	539,635	4,767,830	93,139	904,490	95,760	840,383
Repurchased	(858,954)	(9,123,330)	(1,570,157)	(15,485,014)	(252,154)	(2,617,357)	(442,838)	(4,271,407)

Total	1,252,942	$13,037,247	463,255	$3,572,507	577,641	$6,125,298	972,925	$8,991,116

68

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	34,805	$362,635	39,988	$378,005	2,015,816	$21,404,933	1,811,542	$17,853,946
Reinvested	12,077	116,662	23,588	205,832	208,959	2,063,738	307,186	2,731,694
Repurchased	(50,469)	(522,406)	(46,351)	(431,851)	(459,084)	(4,903,004)	(345,996)	(3,330,007)

Total	(3,587)	$(43,109)	17,225	$151,986	1,765,691	$18,565,667	1,772,732	$17,255,633

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	53,291	$653,380	1,377	$15,234	94,539	$1,177,996	10	$100
Reinvested	137	1,620	—	—	156	1,871	—	—
Repurchased	(19,624)	(249,247)	— [1]	(1)	(6,235)	(79,378)	—	—

Total	33,804	$405,753	1,377	$15,233	88,460	$1,100,489	10	$100

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	4,959	$60,539	248	$2,743	515,417	$6,290,834	19	$201
Reinvested	12	137	—	—	1,483	17,671	—	—
Repurchased	— [1]	—	—	—	(39,803)	(508,185)	—	—

Total	4,971	$60,676	248	$2,743	477,097	$5,800,320	19	$201

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	872,659	$9,913,864	1,506,199	$14,907,962	355,107	$4,050,027	984,101	$9,596,688
Reinvested	149,568	1,552,151	249,919	2,251,557	29,038	298,983	81,216	726,846
Repurchased	(585,655)	(6,630,381)	(719,680)	(7,230,770)	(250,580)	(2,722,816)	(1,051,750)	(10,338,754)

Total	436,572	$4,835,634	1,036,438	$9,928,749	133,565	$1,626,194	13,567	$(15,220)

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	16,194	$181,040	10,695	$105,115	1,011,850	$11,639,779	981,605	$9,832,649
Reinvested	2,322	23,642	5,069	44,909	64,845	678,591	110,490	1,001,120
Repurchased	(9,575)	(111,719)	(5,277)	(50,777)	(353,794)	(4,077,145)	(253,542)	(2,533,501)

Total	8,941	$92,963	10,487	$99,247	722,901	$8,241,225	838,553	$8,300,268

69

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	17,022	$213,340	302	$3,355	52,367	$664,963	10	$100
Reinvested	18	224	—	—	54	659	—	—
Repurchased	(313)	(4,052)	—	—	(7,209)	(93,880)	—	—

Total	16,727	$209,512	302	$3,355	45,212	$571,742	10	$100

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	32,028	$409,071	1,034	$11,591	158,160	$2,046,100	19	$201
Reinvested	20	236	—	—	123	1,504	—	—
Repurchased	(8)	(103)	—	—	(14,030)	(180,450)	—	—

Total	32,040	$409,204	(19,832)	$(206,853)	144,253	$1,867,154	19	$201

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	574,428	$7,085,087	565,247	$5,828,317	116,873	$1,417,312	157,352	$1,605,004
Reinvested	17,275	193,602	52,848	499,785	1,598	17,657	6,696	62,927
Repurchased	(175,005)	(2,163,413)	(121,449)	(1,252,984)	(65,481)	(770,223)	(108,141)	(1,102,425)

Total	416,698	$5,115,276	496,646	$5,075,118	52,990	$664,746	55,907	$565,506

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	15,097	$181,691	9,232	$94,278	386,147	$4,825,339	198,566	$2,055,819
Reinvested	307	3,357	2,119	19,686	3,958	45,064	7,836	74,728
Repurchased	(10,090)	(120,703)	(4,618)	(47,775)	(94,611)	(1,170,544)	(43,958)	(461,072)

Total	5,314	$64,345	6,733	$66,189	295,494	$3,699,859	162,444	$1,669,475

TARGET 2055 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12		FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	15,016	$196,533	20	$201	3,977	$50,368	10	$100
Reinvested	— [1]	1	—	—	—	—	—	—
Repurchased	(22)	(275)	—	—	(310)	(3,983)	—	—

Total	14,994	$196,259	20	$201	3,667	$46,385	10	$100

70

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2055 SERIES:	FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12		FOR THE YEAR ENDED 10/31/13			FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES		AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	103	$1,324	10	$100	350,429		$4,364,757	19	$201
Reinvested	—	—	—	—	—	[1]	1	—	—
Repurchased	(65)	(854)	—	—	(324,175)		(4,025,864)	—	—

Total	38	$470	10	$100	26,254		$338,894	19	$201

[1]	Less than 1 share.

The following table represents instances at October 31, 2013, where a shareholder account owned greater than 10% of a Series:

SERIES	NUMBER OF ACCOUNTS OVER 10%	SHARES OWNED	PERCENTAGE OF SERIES SHARES OUTSTANDING	VALUE
Target Income Series	2	4,821,771	71.9%	$52,920,809
Target 2010 Series	3	2,751,980	55.8%	$28,783,631
Target 2015 Series	4	411,607	86.0%	$4,865,554
Target 2020 Series	3	7,110,797	40.9%	$76,805,801
Target 2025 Series	2	674,123	68.9%	$8,406,314
Target 2030 Series	3	7,844,914	48.0%	$89,572,898
Target 2035 Series	2	457,250	75.5%	$6,058,560
Target 2040 Series	3	4,890,013	51.5%	$61,060,169
Target 2045 Series	2	130,301	54.4%	$1,791,643
Target 2050 Series	1	2,186,546	56.8%	$29,562,109
Target 2055 Series	4	36,307	80.7%	$505,198

Investment activities of these shareholders may have a material effect on the Series.

7.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2013.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2013, $275,748, $237,884, $15, $345, $644,363, $181, $93, and $294 was reclassified within the Target Income Series, Target 2010 Series, Target 2015 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2045 Series, and Target 2055 Series capital accounts, respectively, from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Amounts were reclassified within the capital accounts to reduce Additional Paid in

71

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

Capital by $1 and $1, increase Undistributed Net Investment Income by $947,178 and $67,050, and reduce Accumulated Net Realized Gain on Investments by $947,177 and $67,049 for Target 2020 Series and Target 2040 Series, respectively. The reclassifications relate primarily to distributions from investments in the Underlying Series. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions were as follows:

	TARGET INCOME SERIES	TARGET 2010 SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Ordinary income (2013)	$1,284,458	$927,301	$20,248	$2,826,667	$38,371	$2,079,791
Ordinary income (2012)	$1,189,096	$1,041,963	$—	$2,318,608	$—	$1,711,147
Long-term capital gain (2013)	$2,218,454	$1,483,511	$—	$4,692,366	$—	$4,462,597
Long-term capital gain (2012)	$2,080,550	$3,648,840	$—	$7,434,151	$—	$6,848,036

	TARGET 2035 SERIES	TARGET 2040 SERIES	TARGET 2045 SERIES	TARGET 2050 SERIES	TARGET 2055 SERIES
Ordinary income (2013)	$21,299	$607,172	$2,622	$150,667	$—
Ordinary income (2012)	$—	$573,079	$—	$201,473	$—
Long-term capital gain (2013)	$—	$1,953,285	$—	$109,425	$—
Long-term capital gain (2012)	$—	$3,458,276	$—	$457,209	$—

At October 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

	TARGET INCOME SERIES	TARGET 2010 SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Cost for federal income tax purposes	$67,320,942	$47,938,850	$5,427,455	$170,420,827	$11,540,407	$160,043,957
Unrealized appreciation	$6,338,392	$3,658,112	$225,310	$17,303,834	$659,124	$26,802,418
Unrealized depreciation	(2,139)	(3,028)	—	(128,032)	(65)	(412,822)

Net unrealized appreciation	$6,336,253	$3,655,084	$225,310	$17,175,802	$659,059	$26,389,596

Undistributed ordinary income	55,670	48,191	40,966	132,217	43,588	1,100,206
Undistributed long-term capital gains	2,801,797	1,873,647	69	6,768,045	1,828	4,866,493

	TARGET 2035 SERIES	TARGET 2040 SERIES	TARGET 2045 SERIES	TARGET 2050 SERIES	TARGET 2055 SERIES
Cost for federal income tax purposes	$7,445,609	$96,215,314	$3,084,267	$41,314,686	$603,009
Unrealized appreciation	$581,818	$22,296,060	$200,730	$10,773,150	$20,357
Unrealized depreciation	—	—	—	(305)	(145)

Net unrealized appreciation	$581,818	$22,296,060	$200,730	$10,772,845	$20,212

Undistributed ordinary income	58,415	92,278	12,536	3,455	22,814
Undistributed long-term capital gains	2,011	4,711,257	486	1,451,674	19
Capital loss carryover	—	—	—	1,009	—

At October 31, 2013, Target 2050 Series had a capital loss carryover of $1,009, which is subject to limitations under Section 382-384 of the Internal Revenue Code, and is available to the extent allowed by tax law to offset future net capital gains, if any, which will expire on October 31, 2017.

Target 2040 Series and Target 2050 Series utilized $61 and $675, respectively, in capital loss carryovers in the current year.

72

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of –Target Income Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series and Target 2055 Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series (each a series of Manning & Napier Fund, Inc.) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the financial position of Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series and Target 2055 Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2013, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period June 25, 2012 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

New York, New York

December 18, 2013

73

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Target Income Series	$327,365
Target 2010 Series	280,271
Target 2015 Series	8,772
Target 2020 Series	1,274,983
Target 2025 Series	23,539
Target 2030 Series	1,054,401
Target 2035 Series	11,630
Target 2040 Series	285,925
Target 2045 Series	1,732
Target 2050 Series	81,894
Target 2055 Series	—

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Target Income Series	16.08%
Target 2010 Series	17.56%
Target 2015 Series	7.66%
Target 2020 Series	24.84%
Target 2025 Series	15.83%
Target 2030 Series	20.25%
Target 2035 Series	8.04%
Target 2040 Series	33.59%
Target 2045 Series	6.28%
Target 2050 Series	33.83%
Target 2055 Series	—%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2013 as follows:

Series
Target Income Series	$5,020,685
Target 2010 Series	3,357,537
Target 2015 Series	69
Target 2020 Series	11,461,106
Target 2025 Series	1,828
Target 2030 Series	9,330,109
Target 2035 Series	2,011
Target 2040 Series	6,664,961
Target 2045 Series	486
Target 2050 Series	1,561,234
Target 2055 Series	19

74

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-present)

HoustonPharma (2000-2009)

75

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

76

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

77

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNTGT-10/13-AR

Manning & Napier Fund, Inc.

Annual Report | October 31, 2013

DIVIDEND FOCUS SERIES
www.manning-napier.com

Dividend Focus Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Slow economic growth and accommodative monetary policies characterized the global economy during the one year period ended October 31, 2013. Against this backdrop, a variety of global equity markets delivered positive absolute returns. In the U.S., stocks moved sharply higher despite flare-ups of uncertainty stemming from ongoing fiscal policy concerns and the future course of quantitative easing (QE). Anticipation of a near term reduction in U.S. QE had a particularly large adverse impact on fixed income markets as well as emerging market equities. Signs of decelerating economic growth in countries such as China and rising inflationary pressure in countries such as Brazil also contributed to a shift in investors’ risk appetite, but broadly speaking emerging market stocks still finished the twelve-month period with modest gains. Perhaps the most significant macroeconomic development during the year came from the Eurozone, where data showed that the region emerged from recession during the second quarter of 2013. While encouraging, recent progress in Europe remains fragile and uneven. Moving forward, we continue to maintain our slow growth outlook for the global economy as many headwinds to global economic growth remain intact.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Dividend Focus Series

Fund Commentary

(unaudited)

Investment Objective

Through a quantitative investment approach, the Series seeks to provide competitive returns consistent with the broad equity market while also providing a level of capital protection during market downturns. The Series is designed to offer a diversified portfolio of dividend-paying equity securities. Stocks are selected based on attractive free cash flow yield, dividend yield competitive to that of the broad equity market, low probability of experiencing financial distress, and likely ability to maintain their dividend.

Performance Commentary

U.S. equity markets delivered strong positive returns over the course of the last year. For the twelve-month period ended October 31, 2013, the Russell 3000 Index returned 28.99%. During that time, value stocks performed in line with growth stocks; the Russell 1000 Value Index returned 28.29% versus a return of 28.30% for the Russell 1000 Growth Index. The Dividend Focus Series Class S also delivered strong positive returns for the same time period, returning 21.70%. However, the Series trailed both the Russell 3000 and the Russell 1000 Value and Growth Indices over the Series’ fiscal year.

The Series’ relative underperformance as compared to the Russell 1000 Value Index was primarily driven by individual equity holdings, while the aggregate impact of sector allocation decisions contributed positively to relative returns. Regarding stock selection, certain investments in Consumer Staples, Information Technology, and Consumer Discretionary were the largest detractors from relative returns. The negative impacts of these selections were partially offset by certain investments in Industrials and Telecommunication Services, which made modestly positive contributions to relative returns. With respect to sector allocation decisions as compared to the benchmark, an underweight to Utilities, as well as an overweight to Information Technology and Industrials, aided relative returns. Conversely, as compared to the benchmark, a significant underweight to Financials challenged relative returns. At the conclusion of the twelve-month period, the Series was most heavily weighted to Health Care and Consumer Staples, while the Series maintained minimal exposure to Utilities and Financials.

Within the Series, we will continue to focus on identifying and investing in companies that meet our strict criteria, both from a fundamental point of view and regarding price. In doing so, we will pursue opportunities for our clients to generate stable income with the potential for capital appreciation. Importantly, our approach will continue to emphasize risk management as a critical component in managing the Series. Despite today’s challenging slow growth environment, we believe that this approach can help our clients to achieve their long-term investment objectives.

Please see the next page for additional performance information as of October 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and mid-cap risk. In addition, because the Advisor manages the Series with a quantitative approach, the Series is subject to the additional risk that the investment approach may not be successful. Further, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements.

2

Dividend Focus Series

Performance Update as of October 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Dividend Focus Series - Class I3	22.02%	14.40%
Manning & Napier Fund, Inc. - Dividend Focus Series - Class S3,4	21.70%	14.11%
Russell 1000® Value Index[5]	28.29%	15.01%
Standard & Poor’s (S&P) 500 Total Return Index[6]	27.18%	16.12%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Dividend Focus Series - Class I from its inception2 (November 7, 2008) to present (October 31, 2013) to the Russell 1000® Value Index and the S&P 500 Total Return Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 7, 2008, the Series’ Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this annualized net expense ratio was 0.81% for Class S and 0.56% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.81% for Class S and 0.56% for Class I for the year ended October 31, 2013.

4For periods through March 1, 2012 (the inception date of the Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares’ charges and expenses.

5The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Dividend Focus Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each Class at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD* 5/1/13-10/31/13	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,067.00	$4.17	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Class I
Actual	$1,000.00	$1,067.80	$2.87	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80	0.55%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

4

Dividend Focus Series

Portfolio Composition as of October 31, 2013

(unaudited)

5

Dividend Focus Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.7%

Consumer Discretionary - 6.2%
Auto Components - 0.3%
Magna International, Inc. (Canada)	5,391	$456,618

Distributors - 0.2%
Genuine Parts Co.	4,412	347,798

Hotels, Restaurants & Leisure - 1.8%
McDonald’s Corp.	30,835	2,976,194

Leisure Equipment & Products - 0.2%
Mattel, Inc.	9,345	414,638

Media - 0.8%
Pearson plc - ADR (United Kingdom)	21,253	446,313
Thomson Reuters Corp. (Canada)	24,524	921,367

		1,367,680

Multiline Retail - 0.6%
Target Corp.	14,809	959,475

Specialty Retail - 2.3%
The Home Depot, Inc.	44,496	3,465,793
L Brands, Inc.	7,511	470,264

		3,936,057

Total Consumer Discretionary		10,458,460

Consumer Staples - 20.9%
Beverages - 5.9%
The Coca-Cola Co.	124,991	4,945,894
Diageo plc - ADR (United Kingdom)	10,447	1,332,933
PepsiCo, Inc.	44,448	3,737,632

		10,016,459

Food & Staples Retailing - 4.3%
Sysco Corp.	17,550	567,567
Walgreen Co.	18,214	1,078,997
Wal-Mart Stores, Inc.	74,236	5,697,613

		7,344,177

Food Products - 2.8%
Archer-Daniels-Midland Co.	14,797	605,197
ConAgra Foods, Inc.	9,384	298,505
General Mills, Inc.	17,447	879,678
The J.M. Smucker Co.	3,100	344,751
Kellogg Co.	9,772	618,079
Unilever plc - ADR (United Kingdom)	50,232	2,038,917

		4,785,127

The accompanying notes are an integral part of the financial statements.

6

Dividend Focus Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Household Products - 4.6%
Colgate-Palmolive Co.	21,708	$1,405,159
Kimberly-Clark Corp.	10,640	1,149,120
The Procter & Gamble Co.	64,478	5,206,599

		7,760,878

Tobacco - 3.3%
Lorillard, Inc.	11,386	580,800
Philip Morris International, Inc.	50,453	4,496,371
Reynolds American, Inc.	9,034	464,077

		5,541,248

Total Consumer Staples		35,447,889

Energy - 15.1%
Oil, Gas & Consumable Fuels - 15.1%
Chevron Corp.	49,632	5,953,855
ConocoPhillips	37,346	2,737,462
Exxon Mobil Corp.	69,439	6,223,123
Marathon Oil Corp.	14,983	528,301
Occidental Petroleum Corp.	17,416	1,673,329
Royal Dutch Shell plc - ADR (Netherlands)	66,157	4,410,026
Statoil ASA - ADR (Norway)	78,490	1,854,719
Total S.A. - ADR (France)	37,260	2,279,567

Total Energy		25,660,382

Financials - 0.7%
Diversified Financial Services - 0.3%
McGraw-Hill Financial, Inc.	8,235	573,815

Insurance - 0.4%
Marsh & McLennan Companies, Inc.	15,022	688,008

Total Financials		1,261,823

Health Care - 23.6%
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	13,935	917,898
Becton, Dickinson and Co.	4,610	484,649
Medtronic, Inc.	22,950	1,317,330

		2,719,877

Health Care Providers & Services - 0.3%
Cardinal Health, Inc.	8,021	470,512

Pharmaceuticals - 21.7%
AbbVie, Inc.	38,970	1,888,097
AstraZeneca plc - ADR (United Kingdom)	36,560	1,932,562
Bristol-Myers Squibb Co.	46,289	2,431,098

The accompanying notes are an integral part of the financial statements.

7

Dividend Focus Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Eli Lilly & Co.	31,715	$1,580,041
GlaxoSmithKline plc - ADR (United Kingdom)	74,520	3,921,988
Johnson & Johnson	74,168	6,868,698
Merck & Co., Inc.	80,780	3,642,370
Novartis AG - ADR (Switzerland)	60,695	4,706,897
Pfizer, Inc.	196,290	6,022,177
Sanofi - ADR (France)	61,790	3,304,529
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	13,028	483,209

		36,781,666

Total Health Care		39,972,055

Industrials - 13.9%
Aerospace & Defense - 5.4%
The Boeing Co.	16,086	2,099,223
General Dynamics Corp.	8,321	720,848
Honeywell International, Inc.	19,858	1,722,284
Lockheed Martin Corp.	4,897	652,966
Northrop Grumman Corp.	6,535	702,578
Raytheon Co.	8,141	670,574
United Technologies Corp.	23,784	2,527,050

		9,095,523

Commercial Services & Supplies - 0.3%
Waste Management, Inc.	13,252	576,992

Electrical Equipment - 1.8%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	65,161	1,659,651
Emerson Electric Co.	21,164	1,417,353

		3,077,004

Industrial Conglomerates - 4.0%
3M Co.	20,555	2,586,847
Koninklijke Philips Electronics N.V. - NY Shares (Netherlands)	28,530	1,010,247
Siemens AG - ADR (Germany)	24,209	3,098,994

		6,696,088

Machinery - 1.7%
Caterpillar, Inc.	10,844	903,956
Deere & Co.	8,058	659,467
Illinois Tool Works, Inc.	13,290	1,047,119
Stanley Black & Decker, Inc.	3,699	292,554

		2,903,096

Road & Rail - 0.7%
CSX Corp.	20,939	545,670

The accompanying notes are an integral part of the financial statements.

8

Dividend Focus Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail (continued)
Norfolk Southern Corp.	7,415	$637,838

		1,183,508

Total Industrials		23,532,211

Information Technology - 14.3%
Communications Equipment - 1.9%
Cisco Systems, Inc.	87,587	1,970,707
Telefonaktiebolaget LM Ericsson - ADR (Sweden)	109,358	1,311,202

		3,281,909

Computers & Peripherals - 3.6%
Apple, Inc.	9,603	5,016,127
Hewlett-Packard Co.	42,764	1,042,159

		6,058,286

Electronic Equipment, Instruments & Components - 0.3%
TE Connectivity Ltd. - ADR (Switzerland)	9,480	488,125

IT Services - 1.2%
Accenture plc - Class A	14,259	1,048,037
Automatic Data Processing, Inc.	13,603	1,019,817

		2,067,854

Office Electronics - 0.6%
Canon, Inc. - ADR (Japan)	34,319	1,083,451

Semiconductors & Semiconductor Equipment - 2.9%
Analog Devices, Inc.	6,952	342,734
Intel Corp.	144,737	3,535,925
Texas Instruments, Inc.	22,713	955,763

		4,834,422

Software - 3.8%
Microsoft Corp.	179,992	6,362,717

Total Information Technology		24,176,764

Materials - 1.5%
Chemicals - 1.0%
E.I. du Pont de Nemours & Co.	27,561	1,686,733

Metals & Mining - 0.3%
Newmont Mining Corp.	7,626	207,885
Teck Resources Ltd. - Class B (Canada)	11,238	300,504

		508,389

The accompanying notes are an integral part of the financial statements.

9

Dividend Focus Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Paper & Forest Products - 0.2%
International Paper Co.	9,686	$432,092

Total Materials		2,627,214

Telecommunication Services - 1.4%
Diversified Telecommunication Services - 0.2%
Telekomunikasi Indonesia Persero Tbk PT - ADR (Indonesia)	9,636	392,763

Wireless Telecommunication Services - 1.2%
Mobile Telesystems OJSC - ADR (Russia)	22,020	502,056
NTT DOCOMO, Inc. - ADR (Japan)	92,674	1,470,736

		1,972,792

Total Telecommunication Services		2,365,555

Utilities - 0.1%
Water Utilities - 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo (SABESP) - ADR (Brazil)	18,291	194,067

TOTAL COMMON STOCKS (Identified Cost $134,612,795)		165,696,420

SHORT-TERM INVESTMENT - 2.2%

Dreyfus Cash Management, Inc. - Institutional Shares[1] , 0.04%
(Identified Cost $3,840,662)	3,840,662	3,840,662

TOTAL INVESTMENTS - 99.9%
(Identified Cost $138,453,457)		169,537,082
OTHER ASSETS, LESS LIABILITIES - 0.1%		118,735

NET ASSETS - 100%		$169,655,817

KEY:

ADR - American Depository Receipt

1Rate shown is the current yield as of October 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Dividend Focus Series

Statement of Assets and Liabilities

October 31, 2013

ASSETS:

Investments, at value (identified cost $138,453,457) (Note 2)	$169,537,082
Dividends receivable	161,353
Receivable for fund shares sold	50,538
Foreign tax reclaims receivable	24,730

TOTAL ASSETS	169,773,703

LIABILITIES:

Accrued management fees (Note 3)	62,892
Accrued fund accounting and administration fees (Note 3)	11,624
Accrued transfer agent fees (Note 3)	3,333
Accrued shareholder services fees (Class S) (Note 3)	2,178
Accrued Chief Compliance Officer service fees (Note 3)	407
Audit fees payable	24,725
Payable for fund shares repurchased	1,607
Other payables and accrued expenses	11,120

TOTAL LIABILITIES	117,886

TOTAL NET ASSETS	$169,655,817

NET ASSETS CONSIST OF:

Capital stock	$112,137
Additional paid-in-capital	134,766,737
Undistributed net investment income	466,728
Accumulated net realized gain on investments	3,226,590
Net unrealized appreciation on investments	31,083,625

TOTAL NET ASSETS	$169,655,817

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($10,666,559/898,123 shares)	$11.88

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($158,989,258/10,315,626 shares)	$15.41

The accompanying notes are an integral part of the financial statements.

11

Dividend Focus Series

Statement of Operations

For the Year Ended October 31, 2013

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $137,296)	$4,807,977

EXPENSES:

Management fees (Note 3)	678,702
Fund accounting and administration fees (Note 3)	49,543
Shareholder services fees (Class S)(Note 3)	20,557
Transfer agent fees (Note 3)	12,226
Directors’ fees (Note 3)	3,415
Chief Compliance Officer service fees (Note 3)	2,369
Custodian fees	8,056
Miscellaneous	89,054

Total Expenses	863,922

NET INVESTMENT INCOME	3,944,055

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	3,273,507
Net change in unrealized appreciation (depreciation) on investments	22,787,788

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	26,061,295

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,005,350

The accompanying notes are an integral part of the financial statements.

12

Dividend Focus Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,944,055	$3,196,455
Net realized gain on investments	3,273,507	639,201
Net change in unrealized appreciation (depreciation) on investments	22,787,788	9,123,532

Net increase from operations	30,005,350	12,959,188

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(252,541)	(33,294)
From net investment income (Class I)	(3,743,537)	(2,796,819)
From net realized gain on investments (Class S)	(33,422)	—
From net realized gain on investments (Class I)	(601,612)	(185,043)

Total distributions to shareholders	(4,631,112)	(3,015,156)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	10,391,604	44,917,699

Net increase in net assets	35,765,842	54,861,731

NET ASSETS:

Beginning of year	133,889,975	79,028,244

End of year (including undistributed net investment income of $466,728 and $518,751, respectively)	$169,655,817	$133,889,975

The accompanying notes are an integral part of the financial statements.

13

Dividend Focus Series

Financial Highlights - Class S

	FOR THE YEAR ENDED 10/31/13	FOR THE PERIOD 3/1/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.14	$10.00

Income from investment operations:
Net investment income[2]	0.26	0.12
Net realized and unrealized gain on investments	1.89	0.23

Total from investment operations	2.15	0.35

Less distributions to shareholders:
From net investment income	(0.35)	(0.21)
From net realized gain on investments	(0.06)	—

Total distributions to shareholders	(0.41)	(0.21)

Net asset value - End of period	$11.88	$10.14

Net assets - End of period (000’s omitted)	$10,667	$5,130

Total return[3]	21.70%	3.59%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.81%	0.86%[4]
Net investment income	2.31%	1.76%[4]
Portfolio turnover	19%	16%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

14

Dividend Focus Series

Financial Highlights - Class I*

	FOR THE YEARS ENDED				FOR THE PERIOD 11/7/08[1] TO
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.03	$11.96	$12.41	$11.38	$10.00

Income from investment operations:
Net investment income[2]	0.37	0.34	0.27	0.36	0.34
Net realized and unrealized gain on investments	2.45	1.05	0.88	1.02	1.22

Total from investment operations	2.82	1.39	1.15	1.38	1.56

Less distributions to shareholders:
From net investment income	(0.38)	(0.30)	(0.30)	(0.35)	(0.18)
From net realized gain on investments	(0.06)	(0.02)	(1.30)	— [3]	—

Total distributions to shareholders	(0.44)	(0.32)	(1.60)	(0.35)	(0.18)

Net asset value - End of period	$15.41	$13.03	$11.96	$12.41	$11.38

Net assets - End of period (000’s omitted)	$158,989	$128,760	$79,028	$2,643	$2,044

Total return[4]	22.02%	11.77%	10.17%	12.32%	15.81%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.56%	0.59%	0.60%	0.60%	0.60%[5]
Net investment income	2.63%	2.69%	2.41%	2.99%	3.33%[5]
Portfolio turnover	19%	16%	8%	73%	28%

*Effective March 1, 2012, the shares of the Series have been designated as Class I.
**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.45%	5.01%	6.21%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01 per share.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

15

Dividend Focus Series

Notes to Financial Statements

1.	Organization

Dividend Focus Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns through a quantitative investment approach.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2013, 10.9 billion shares have been designated in total among 45 series, of which 100 million have been designated as Dividend Focus Series Class I common stock and 100 million have been designated as Dividend Focus Series Class S common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Dividend Focus Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$10,458,460	$10,458,460	$—	$—
Consumer Staples	35,447,889	35,447,889	—	—
Energy	25,660,382	25,660,382	—	—
Financials	1,261,823	1,261,823	—	—
Health Care	39,972,055	39,972,055	—	—
Industrials	23,532,211	23,532,211	—	—
Information Technology	24,176,764	24,176,764	—	—
Materials	2,627,214	2,627,214	—	—
Telecommunication Services	2,365,555	2,365,555	—	—
Utilities	194,067	194,067	—	—
Mutual Fund	3,840,662	3,840,662	—	—

Total assets	$169,537,082	$169,537,082	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2012 or October 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

17

Dividend Focus Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2010 through October 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18

Dividend Focus Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2015, to waive its Management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder service fees, at no more than 0.60% of average daily net assets each year. For the year ended October 31, 2013, the Advisor did not waive fees or reimburse expenses for the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $35,181,486 and $28,611,845, respectively. There were no purchases or sales of U.S. Government securities.

19

Dividend Focus Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S and I shares of Dividend Focus Series were:

CLASS S	FOR THE YEAR ENDED 10/31/13		FOR THE PERIOD 3/1/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	877,363	$9,728,990	516,327	$5,190,493
Reinvested	25,748	279,952	3,094	31,412
Repurchased	(510,763)	(5,721,259)	(13,646)	(135,796)

Total	392,348	$4,287,683	505,775	$5,086,109

CLASS I	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,367,127	$33,398,961	5,270,811	$64,943,816
Reinvested	167,225	2,322,206	136,912	1,716,807
Repurchased	(2,097,414)	(29,617,246)	(2,136,276)	(26,829,033)

Total	436,938	$6,103,921	3,271,447	$39,831,590

At October 31, 2013, one shareholder account owned 4,333,689 shares of the Series (38.6% of shares outstanding) valued at $66,782,153. In addition, the retirement plan of the Advisor and its affiliates owned 159,601 shares of the Series (1.4% of shares outstanding) valued at $2,459,458. Investment activities of these shareholders may have a material effect on the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment on losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available

20

Dividend Focus Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
Ordinary income	$4,475,466	$2,842,025
Long-term capital gains	155,646	173,131

At October 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$138,518,219
Unrealized appreciation	32,113,485
Unrealized depreciation	(1,094,622)

Net unrealized appreciation	$31,018,863

Undistributed ordinary income	611,012
Undistributed long-term capital gains	3,147,068

21

Dividend Focus Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Dividend Focus Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dividend Focus Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

December 18, 2013

22

Dividend Focus Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $4,874,593 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 81.51%.

The Series designates $3,303,476 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2013.

23

Dividend Focus Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-present)

HoustonPharma (2000-2009)

24

Dividend Focus Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

25

Dividend Focus Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Dividend Focus Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDIV-10/13-AR

Manning & Napier Fund, Inc.

Annual Report | October 31, 2013

OVERSEAS SERIES
www.manning-napier.com

Overseas Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Slow economic growth and accommodative monetary policies characterized the global economy during the one year period ended October 31, 2013. Against this backdrop, a variety of global equity markets delivered positive absolute returns. In the U.S., stocks moved sharply higher despite flare-ups of uncertainty stemming from ongoing fiscal policy concerns and the future course of quantitative easing (QE). Anticipation of a near term reduction in U.S. QE had a particularly large adverse impact on fixed income markets as well as emerging market equities. Signs of decelerating economic growth in countries such as China and rising inflationary pressure in countries such as Brazil also contributed to a shift in investors’ risk appetite, but broadly speaking emerging market stocks still finished the twelve-month period with modest gains. Perhaps the most significant macroeconomic development during the year came from the Eurozone, where data showed that the region emerged from recession during the second quarter of 2013. While encouraging, recent progress in Europe remains fragile and uneven. Moving forward, we continue to maintain our slow growth outlook for the global economy as many headwinds to global economic growth remain intact.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Overseas Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

Global equity markets delivered strong positive performance over the twelve-month time period ended October 31, 2013. During that time, the MSCI ACWI ex USA Index (ACWIxUS) returned 20.29%. Importantly, the Series continues to provide competitive absolute and relative returns over the current international stock market cycle. With an annualized return of 11.83% over the current full cycle, the Series has outpaced the benchmark’s annualized return of 11.35%. For the one-year period ended on October 31, 2013, the Series returned 23.92%, outperforming the ACWIxUS.

The Series’ outperformance relative to the ACWIxUS was driven by stock selection, while the aggregate impact of sector allocation decisions detracted from relative returns. Regarding stock selection, certain investments in Consumer Discretionary, Materials, and Industrials contributed positively to relative returns. This was partially offset by certain investments in Energy and Health Care, both of which challenged relative returns. Similarly, a significant underweight, as compared to the benchmark, to Financials and an overweight to Energy detracted from relative returns. Conversely, an overweight allocation to Consumer Discretionary as compared to the benchmark aided relative returns.

From a regional perspective, the Series’ underweight to Emerging Markets and overweight to Europe and the Middle East as compared to the benchmark contributed positively to relative returns. However, an underweight to the Pacific region and an overweight to the Americas detracted from relative returns as compared to the benchmark. At a country-level, overweights to France and Ireland, as well as stock selections in the United Kingdom and China, aided relative returns, while stock selections in Canada and Australia and underweights to Japan and Spain challenged relative returns.

In today’s slow growth environment, we believe that consistency and flexibility are key components in managing the balance between risk and reward. To that end, we continue to consistently apply the investment strategies that we have developed and refined over the last forty-plus years. This enables us to find attractively priced companies that we believe can generate growth for our clients. Indeed, within the Series, we are focused on identifying companies that are positioned to grow meaningfully faster than the pace of growth in the broader global economy. These companies typically display stable-to-strong fundamentals and enviable competitive positions within their respective industry. We believe that in the long-term, growth-oriented companies that execute well despite the slow economic growth environment will demand a premium.

Please see the next page for additional performance information as of October 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

The current international stock market cycle is 04/01/2003 through current.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Overseas Series

Performance Update as of October 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Overseas Series[3,4]	23.92%	12.05%	9.66%	9.50%
MSCI ACWI ex USA Index[5]	20.29%	12.48%	8.48%	6.61%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Overseas Series for the ten years ended October 31, 2013 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 23, 1998, the Collective’s inception date (see Note 4 below). Prior to 2001, the MSCI ACWI ex USA only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this net expense ratio was 0.75%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.75% for the year ended October 31, 2013.

4Prior to July 10, 2002, all performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans: International Collective Investment Trust (the “Collective”), which was managed by Manning & Napier Advisors, Inc. (predecessor to Manning & Napier Advisors, LLC), an affiliate of the distributor, and reorganized into the Manning & Napier Fund, Inc. Overseas Series on July 10, 2002. The Collective was not open to the public generally or registered under the Investment Company Act of 1940 and the fees of the Collective were lower than the Series’ fees. Therefore, the historical performance of the Collective would have been lower if the Collective had been subject to the same fees as the Series.

5The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Overseas Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD* 5/1/13-10/31/13
Actual	$1,000.00	$1,103.50	$3.98
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

Overseas Series

Portfolio Composition as of October 31, 2013

(unaudited)

5

Overseas Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.2%

Consumer Discretionary - 15.2%
Automobiles - 1.9%
Toyota Motor Corp. (Japan)[1]	756,700	$49,063,060

Diversified Consumer Services - 0.7%
Anhanguera Educacional Participacoes S.A. (Brazil)	3,156,420	18,880,470

Hotels, Restaurants & Leisure - 3.0%
Accor S.A. (France)[1]	1,803,850	80,625,100

Internet & Catalog Retail - 0.8%
Ocado Group plc (United Kingdom)*[1]	3,123,638	21,736,797

Media - 5.3%
British Sky Broadcasting Group plc (United Kingdom)[1]	5,084,020	76,387,897
Grupo Televisa S.A.B. - ADR (Mexico)	493,387	15,018,700
ProSiebenSat.1 Media AG (Germany)[1]	328,870	15,635,213
Societe Television Francaise 1 (France)[1]	1,819,151	35,051,407

		142,093,217

Multiline Retail - 1.1%
Marks & Spencer Group plc (United Kingdom)[1]	3,551,870	28,643,054

Textiles, Apparel & Luxury Goods - 2.4%
Adidas AG (Germany)[1]	311,550	35,499,893
Lululemon Athletica, Inc. (Canada)*	387,710	26,771,376

		62,271,269

Total Consumer Discretionary		403,312,967

Consumer Staples - 21.3%
Beverages - 5.9%
Anheuser-Busch InBev N.V. (Belgium)[1]	424,040	43,957,726
Carlsberg A/S - Class B (Denmark)[1]	278,100	27,778,294
Cia de Bebidas das Americas (AmBev) - ADR (Brazil)	1,129,013	41,999,284
SABMiller plc (United Kingdom)[1]	845,580	44,089,562

		157,824,866

Food & Staples Retailing - 7.2%
Carrefour S.A. (France)[1]	1,494,035	54,536,312
Distribuidora Internacional de Alimentacion S.A. (Spain)[1]	848,895	7,739,388
Koninklijke Ahold N.V. (Netherlands)[1]	1,825,710	34,700,592
Tesco plc (United Kingdom)[1]	15,982,790	93,230,580

		190,206,872

Food Products - 5.9%
Charoen Pokphand Foods PCL (Thailand)[1]	21,640,730	16,887,104
Danone (France)[1]	661,420	48,987,732
Nestle S.A. (Switzerland)[1]	784,170	56,604,496

The accompanying notes are an integral part of the financial statements.

6

Overseas Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Unilever plc - ADR (United Kingdom)	878,144	$35,643,865

		158,123,197

Personal Products - 0.8%
Beiersdorf AG (Germany)[1]	208,470	19,878,404

Tobacco - 1.5%
Imperial Tobacco Group plc (United Kingdom)[1]	722,110	26,959,435
Swedish Match AB (Sweden)[1]	401,650	13,243,552

		40,202,987

Total Consumer Staples		566,236,326

Energy - 16.7%
Energy Equipment & Services - 7.2%
CGG (France)*[1]	1,612,197	35,436,084
Petroleum Geo-Services ASA (Norway)[1]	1,021,840	12,392,964
Schlumberger Ltd. (United States)	1,230,830	115,353,388
Trican Well Service Ltd. (Canada)	2,059,100	28,931,871
Trican Well Service Ltd. (Canada)	39,040	545,272

		192,659,579

Oil, Gas & Consumable Fuels - 9.5%
Cameco Corp. (Canada)	2,150,180	40,853,420
Encana Corp. (Canada)	3,497,096	62,667,960
Koninklijke Vopak N.V. (Netherlands)[1]	155,162	9,543,014
Petroleo Brasileiro S.A. - ADR (Brazil)	2,896,620	52,602,619
Talisman Energy, Inc.(Canada)	6,139,890	76,553,561
Talisman Energy, Inc. - ADR (Canada)	100,910	1,259,357
Whitehaven Coal Ltd. (Australia)*[1]	6,022,306	9,224,934

		252,704,865

Total Energy		445,364,444

Financials - 3.0%
Commercial Banks - 1.4%
HSBC Holdings plc (United Kingdom)[1]	3,383,150	37,084,149

Insurance - 1.2%
Admiral Group plc (United Kingdom)[1]	1,589,430	32,542,604

Real Estate Investment Trusts (REITS) - 0.4%
Land Securities Group plc (United Kingdom)[1]	688,198	10,909,481

Total Financials		80,536,234

Health Care - 9.7%
Health Care Equipment & Supplies - 3.1%
BioMerieux (France)[1]	134,620	13,518,479
GN Store Nord A/S (Denmark)[1]	122,900	2,803,693

The accompanying notes are an integral part of the financial statements.

7

Overseas Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Mindray Medical International Ltd. - ADR (China)	822,693	$30,941,484
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	17,539,078	16,469,043
Sonova Holding AG (Switzerland)[1]	144,450	18,798,891

		82,531,590

Health Care Providers & Services - 2.8%
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	533,580	35,262,427
Life Healthcare Group Holdings Ltd. (South Africa)[1]	3,612,630	14,735,196
Sonic Healthcare Ltd. (Australia)[1]	1,534,281	23,421,215

		73,418,838

Life Sciences Tools & Services - 2.4%
Lonza Group AG (Switzerland)[1]	266,938	23,827,673
QIAGEN N.V. (Netherlands)*[1]	1,770,160	40,627,029

		64,454,702

Pharmaceuticals - 1.4%
Novo Nordisk A/S - Class B (Denmark)[1]	232,739	38,763,294

Total Health Care		259,168,424

Industrials - 9.8%
Airlines - 2.4%
Latam Airlines Group S.A. - ADR (Chile)	551,100	9,120,705
Ryanair Holdings plc - ADR (Ireland)	1,110,820	55,774,272

		64,894,977

Commercial Services & Supplies - 0.5%
Aggreko plc (United Kingdom)[1]	490,450	12,646,965

Electrical Equipment - 1.7%
Nexans S.A. (France)[1]	537,260	23,887,250
Schneider Electric S.A. (France)[1]	255,039	21,461,039

		45,348,289

Machinery - 2.2%
FANUC Corp. (Japan)[1]	321,400	51,555,037
Westport Innovations, Inc. - ADR (Canada)*	317,980	7,450,271

		59,005,308

Marine - 0.8%
D/S Norden A/S (Denmark)[1]	108,650	4,778,853
Diana Shipping, Inc. - ADR (Greece)*	387,460	4,393,796
Nippon Yusen Kabushiki Kaisha (Japan)[1]	2,413,100	7,373,220
Pacific Basin Shipping Ltd. (Hong Kong)[1]	6,512,687	4,660,529

		21,206,398

The accompanying notes are an integral part of the financial statements.

8

Overseas Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Trading Companies & Distributors - 1.6%
Brenntag AG (Germany)[1]	245,770	$41,586,733

Transportation Infrastructure - 0.6%
Groupe Eurotunnel S.A. (France)[1]	1,554,970	15,053,567

Total Industrials		259,742,237

Information Technology - 5.7%
Internet Software & Services - 2.0%
Mail.ru Group Ltd. - GDR (Russia)[1]	11,084	408,778
Tencent Holdings Ltd. (China)[1]	572,900	31,240,484
Yandex N.V. - Class A - ADR (Russia)*	553,570	20,404,590

		52,053,852

IT Services - 2.2%
Amdocs Ltd. - ADR (United States)	1,491,225	57,337,601
Wirecard AG (Germany)[1]	2,030	73,858

		57,411,459

Semiconductors & Semiconductor Equipment - 1.5%
Tokyo Electron Ltd. (Japan)[1]	742,598	40,748,321

Total Information Technology		150,213,632

Materials - 9.6%
Chemicals - 2.5%
Akzo Nobel N.V. (Netherlands)[1]	21,112	1,532,619
Syngenta AG (Switzerland)[1]	112,074	45,234,937
Umicore S.A. (Belgium)[1]	416,280	19,822,906

		66,590,462

Construction Materials - 4.4%
CRH plc (Ireland)[1]	3,088,043	75,305,060
Holcim Ltd. (Switzerland)[1]	563,620	41,921,777

		117,226,837

Metals & Mining - 2.7%
Alumina Ltd. (Australia)*[1]	27,923,270	27,149,048
Norsk Hydro ASA (Norway)[1]	6,674,300	29,785,887
ThyssenKrupp AG (Germany)*[1]	608,720	15,530,557

		72,465,492

Total Materials		256,282,791

Telecommunication Services - 5.2%
Diversified Telecommunication Services - 3.6%
Telenor ASA (Norway)[1]	1,195,603	28,727,495
Vivendi S.A. (France)[1]	1,995,030	50,513,834

The accompanying notes are an integral part of the financial statements.

9

Overseas Series

Investment Portfolio - October 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Telecommunication Services (continued)
Diversified Telecommunication Services (continued)
Ziggo N.V. (Netherlands)[1]	360,030	$15,434,263

		94,675,592

Wireless Telecommunication Services - 1.6%
America Movil SAB de C.V. - Class L - ADR (Mexico)	2,033,270	43,532,311

Total Telecommunication Services		138,207,903

TOTAL COMMON STOCKS
(Identified Cost $2,247,636,017)		2,559,064,958

SHORT-TERM INVESTMENT - 4.4%

Dreyfus Cash Management, Inc. - Institutional Shares[2] , 0.04%
(Identified Cost $118,139,676)	118,139,676	118,139,676

TOTAL INVESTMENTS - 100.6%
(Identified Cost $2,365,775,693)		2,677,204,634
LIABILITIES, LESS OTHER ASSETS - (0.6%)		(15,542,801)

NET ASSETS - 100%		$2,661,661,833

KEY:

ADR - American Depository Receipt

GDR - Global Depository Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of October 31, 2013.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

United Kingdom - 15.8%; France - 14.2%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Overseas Series

Statement of Assets & Liabilities

October 31, 2013

ASSETS:

Investments, at value (identified cost $2,365,775,693) (Note 2)	$2,677,204,634
Receivable for securities sold	8,543,172
Foreign tax reclaims receivable	2,911,112
Dividends receivable	2,467,473
Receivable for fund shares sold	2,373,894

TOTAL ASSETS	2,693,500,285

LIABILITIES:

Accrued management fees (Note 3)	1,565,259
Accrued fund accounting and administration fees (Note 3)	85,430
Accrued transfer agent fees (Note 3)	2,218
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	29,738,168
Payable for fund shares repurchased	300,231
Other payables and accrued expenses	146,739

TOTAL LIABILITIES	31,838,452

TOTAL NET ASSETS	$2,661,661,833

NET ASSETS CONSIST OF:

Capital stock	$971,603
Additional paid-in-capital	2,212,080,443
Undistributed net investment income	33,673,008
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	103,253,228
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	311,683,551

TOTAL NET ASSETS	$2,661,661,833

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($2,661,661,833/97,160,294 shares)	$27.39

The accompanying notes are an integral part of the financial statements.

11

Overseas Series

Statement of Operations

For the Year Ended October 31, 2013

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $5,417,386)	$56,265,483

EXPENSES:

Management fees (Note 3)	16,433,785
Fund accounting and administration fees (Note 3)	301,508
Directors’ fees (Note 3)	52,101
Transfer agent fees (Note 3)	8,596
Chief Compliance Officer service fees (Note 3)	2,369
Custodian fees	461,644
Miscellaneous	248,898

Total Expenses	17,508,901

NET INVESTMENT INCOME	38,756,582

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	164,054,136
Foreign currency and translation of other assets and liabilities	(7,061,091)

156,993,045

Net change in unrealized appreciation (depreciation) on-
Investments	305,246,594
Foreign currency and translation of other assets and liabilities	267,127

305,513,721

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	462,506,766

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$501,263,348

The accompanying notes are an integral part of the financial statements.

12

Overseas Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$38,756,582	$28,131,234
Net realized gain (loss) on investments and foreign currency	156,993,045	(43,728,252)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	305,513,721	107,108,083

Net increase from operations	501,263,348	91,511,065

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(34,167,815)	(35,331,200)
From net realized gain on investments	—	(34,111,953)

Total distributions to shareholders	(34,167,815)	(69,443,153)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	200,567,153	635,743,925

Net increase in net assets	667,662,686	657,811,837

NET ASSETS:

Beginning of year	1,993,999,147	1,336,187,310

End of year (including undistributed net investment income of $33,673,008 and $27,318,155, respectively)	$2,661,661,833	$1,993,999,147

The accompanying notes are an integral part of the financial statements.

13

Overseas Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$22.47	$22.63	$24.22	$21.68	$17.78

Income (loss) from investment operations:
Net investment income[1]	0.41	0.36	0.75	0.32	0.36
Net realized and unrealized gain (loss) on investments	4.88	0.51	(2.09)	2.41	4.35

Total from investment operations	5.29	0.87	(1.34)	2.73	4.71

Less distributions to shareholders:
From net investment income	(0.37)	(0.52)	(0.25)	(0.19)	(0.42)
From net realized gain on investments	—	(0.51)	— [2]	—	(0.39)

Total distributions to shareholders	(0.37)	(1.03)	(0.25)	(0.19)	(0.81)

Net asset value - End of year	$27.39	$22.47	$22.63	$24.22	$21.68

Net assets - End of year (000’s omitted)	$2,661,662	$1,993,999	$1,336,187	$918,272	$448,441

Total return[3]	23.87%	4.61%	(5.61%)	12.68%	28.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.65%	1.68%	3.04%	1.42%	1.97%
Portfolio turnover	43%	42%	37%	36%	49%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	0.00%[4]	0.01%	0.01%	0.05%

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

14

Overseas Series

Notes to Financial Statements

1.	Organization

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2013, 10.9 billion shares have been designated in total among 45 series, of which 200 million have been designated as Overseas Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

15

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$403,312,967	$60,670,546	$342,642,421	$—
Consumer Staples	566,236,326	77,643,149	488,593,177	—
Energy	445,364,444	378,767,448	66,596,996	—
Financials	80,536,234	—	80,536,234	—
Health Care	259,168,424	30,941,484	228,226,940	—
Industrials	259,742,237	76,739,044	183,003,193	—
Information Technology	150,213,632	77,742,191	72,471,441	—
Materials	256,282,791	—	256,282,791	—
Telecommunication Services	138,207,903	43,532,311	94,675,592	—
Mutual Fund	118,139,676	118,139,676	—	—

Total assets	$2,677,204,634	$864,175,849	$1,813,028,785	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2012 or October 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date

16

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2010 through October 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a

17

Overseas Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Advisor has contractually agreed, until at least February 28, 2015, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.75% of average daily net assets each year. For the year ended October 31, 2013, the Advisor did not waive fees or reimburse expenses for the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,175,983,278 and $958,322,381, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of Overseas Series were:

	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	19,752,519	$486,212,377	36,986,583	$797,706,576
Reinvested	1,356,900	31,303,684	3,272,558	62,996,742
Repurchased	(12,672,474)	(316,948,908)	(10,584,050)	(224,959,393)

Total	8,436,945	$200,567,153	29,675,091	$635,743,925

At October 31, 2013, the retirement plan of the Advisor and its affiliates owned 172,785 shares of the Series (0.2% of shares outstanding) valued at $4,734,297.

18

Overseas Series

Notes to Financial Statements (continued)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses and passive foreign investment company (PFIC) gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2013, $1,766,086 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
Ordinary income	$34,167,815	$36,180,006
Long-term capital gains	—	33,263,147

At October 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$2,368,512,696
Unrealized appreciation	373,292,201
Unrealized depreciation	(64,600,263)

Net unrealized appreciation	$308,691,938

Undistributed ordinary income	49,111,029
Undistributed long-term capital gains	90,552,210

The Series utilized capital loss carryovers of $44,041,733 in the current year.

19

Overseas Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2013

20

Overseas Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $56,503,383 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $60,075,882 and foreign taxes paid of $3,231,008 for the year ended October 31, 2013.

The Series designates $90,552,210 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2013.

21

Overseas Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-present)

HoustonPharma (2000-2009)

22

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

23

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

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25

Overseas Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOVS-10/13-AR

Manning & Napier Fund, Inc.

Annual Report | October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES
PRO-BLEND® MODERATE TERM SERIES
PRO-BLEND® EXTENDED TERM SERIES
PRO-BLEND® MAXIMUM TERM SERIES
www.manning-napier.com

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Slow economic growth and accommodative monetary policies characterized the global economy during the one year period ended October 31, 2013. Against this backdrop, a variety of global equity markets delivered positive absolute returns. In the U.S., stocks moved sharply higher despite flare-ups of uncertainty stemming from ongoing fiscal policy concerns and the future course of quantitative easing (QE). Anticipation of a near term reduction in U.S. QE had a particularly large adverse impact on fixed income markets as well as emerging market equities. Signs of decelerating economic growth in countries such as China and rising inflationary pressure in countries such as Brazil also contributed to a shift in investors’ risk appetite, but broadly speaking emerging market stocks still finished the twelve-month period with modest gains. Perhaps the most significant macroeconomic development during the year came from the Eurozone, where data showed that the region emerged from recession during the second quarter of 2013. While encouraging, recent progress in Europe remains fragile and uneven. Moving forward, we continue to maintain our slow growth outlook for the global economy as many headwinds to global economic growth remain intact.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

Fund Commentary

(unaudited)

Investment Objective

The Pro-Blend® Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income depending upon an investor’s overall level of risk tolerance.

Performance Commentary

U.S. equity markets delivered strong positive returns over the course of the last year. For the twelve-month period ended October 31, 2013, the S&P 500 Total Return Index returned 27.18%. Global equity markets also experienced positive performance, as the MSCI ACWI ex USA Index (ACWIxUS) returned 20.29%. Bond markets did not fare nearly as well as equities given the rising yield environment resulting from concerns that the Federal Reserve will become less aggressive in its monetary policies, as the Barclays U.S. Aggregate Bond Index saw a return of -1.08%. Each Series – that is, the Maximum Term, Extended Term, Moderate Term, and Conservative Term – outperformed its blended benchmark during the one-year period. The only exception to this was the Pro-Blend Conservative Term Series Class C, which modestly underperformed its blended benchmark. Importantly, each Series has outperformed its benchmark over the current U.S. stock market cycle (beginning April 1, 2000) and the current U.S. bond market cycle (beginning July 1, 2003) while generating positive absolute returns for investors.

Both equity sector allocation and overall fixed income positioning contributed positively to the Series’ outperformance relative to their blended benchmarks during the one-year period ended on October 31, 2013. Stock selection had a varied impact across the suite of funds. Regarding sector allocation, as compared to the benchmark, an overweight to Consumer Discretionary aided relative returns, as did underweights to Utilities and Telecommunication Services. This was partially offset by an overweight to the Energy sector across the Series, which detracted from relative returns as compared to the benchmark. In reference to stock selection, certain investments in Energy, Industrials, Information Technology, Materials, and Telecommunication Services contributed positively to relative returns. Conversely, certain investments in Financials, Health Care, and Utilities challenged relative performance.

During the twelve-month period we took advantage of attractive valuations to initiate positions and increase the Series’ exposure to companies that adhere to the tenets of our Strategic Profile strategy. Companies fitting the Strategic Profile strategy are typically leaders in their respective industry, possessing strong competitive positions underscored by a sustainable competitive advantage. Within the fixed income portion of the Series, we are focused on short-to-intermediate duration investments. From a sector perspective, we continue to pursue opportunities we are finding in corporate bonds. Our main focus is on investment-grade corporate bonds, although we are also employing a selective approach to value opportunities we see in the below investment-grade corporate bond market. Additionally, as Treasury yields come off of historic lows, our preference for government debt continues to be U.S. Agency securities.

Within the Series, we will continue to focus on identifying and investing in companies that meet our strict criteria, both from a fundamental point of view and regarding price. In doing so, we will pursue opportunities for our clients to generate stable income with the potential for capital appreciation. Importantly, our approach will continue to emphasize risk management as a critical component in managing the Series. Despite today’s challenging slow growth environment, we believe that this approach can help our clients to achieve their long-term investment objectives.

Please see pages 3, 31, 60 and 88 for additional performance information as of October 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and mid-cap risk. In addition, because the Advisor manages the Series with a quantitative approach, the Series is subject to the additional risk that the investment approach may not be successful. Further, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements.

Performance Update - Pro-Blend® Conservative Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S3	7.93%	8.16%	6.00%	6.20%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class I3,4	8.15%	8.35%	6.11%	6.25%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class C3,5	7.06%	7.31%	5.21%	5.43%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class R3,5	7.64%	7.89%	5.75%	5.97%
Barclays U.S Intermediate Aggregate Bond Index[6]	-0.12%	5.46%	4.50%	5.92%
Conservative Term Composite Benchmark[7]	7.38%	8.29%	5.77%	6.42%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2013 to the Barclays U.S. Intermediate Aggregate Bond Index and Conservative Term Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this net expense ratio was 0.87% for Class S, 0.67% for Class I, 1.67% for Class C and 1.17% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.87% for Class S, 0.67% for Class I, 1.67% for Class C and 1.17% for Class R for the year ended October 31, 2013.

4For the periods through the inception of Class I on March 28, 2008 performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S adjusted for expense differences.

Performance Update - Pro-Blend® Conservative Term Series

(unaudited)

6The Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

7The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; and 22% Russell 3000, 8% ACWIxUS, and 70% BIAB beginning 06/01/2012. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/ 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the Conservative Term Composite Benchmark.

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,017.20	$4.42	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43	0.87%
Class I
Actual	$1,000.00	$1,017.90	$3.41	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41	0.67%
Class C
Actual	$1,000.00	$1,013.70	$8.48	1.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	$8.49	1.67%
Class R
Actual	$1,000.00	$1,015.60	$5.94	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96	1.17%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Conservative Term Series

As of October 31, 2013 (unaudited)

Sector Allocation[3]
Financials	36.4%
Consumer Discretionary	13.6%
Energy	11.1%
Information Technology	10.9%
Health Care	7.7%
Consumer Staples	6.9%
Industrials	6.1%
Materials	4.9%
Telecommunication Services	1.7%
Utilities	0.7%

[3] Including common stocks, preferred stocks, and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[4]
Hess Corp.	1.5%
Apple, Inc.	1.1%
EMC Corp.	1.0%
Johnson & Johnson	1.0%
Electronic Arts, Inc.	0.8%

4 As a percentage of total investments.

Top Five Bond Holdings[5]
Fannie Mae, 0.875%, 8/28/2017	2.1%
Freddie Mac, 2.375%, 1/13/2022	1.6%
Fannie Mae, 0.500%, 9/28/2015	1.6%
Freddie Mac, 2.00%, 8/25/2016	1.5%
Fannie Mae, 1.375%, 11/15/2016	1.4%

5 As a percentage of total investments.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 32.5%

Consumer Discretionary - 5.3%
Auto Components - 0.0%#
BorgWarner, Inc.	760	$78,379
Mando Corp. (South Korea)[1]	2,170	292,544

		370,923

Automobiles - 0.0%#
Hyundai Motor Co. (South Korea)[1]	1,520	362,131

Diversified Consumer Services - 0.0%#
Anhanguera Educacional Participacoes S.A. (Brazil)	66,260	396,341

Hotels, Restaurants & Leisure - 0.9%
Accor S.A. (France)[1]	94,000	4,201,435
Arcos Dorados Holdings, Inc., Class A (Argentina)	13,300	160,132
Hyatt Hotels Corp. - Class A*	15,410	733,516
InterContinental Hotels Group plc (United Kingdom)[1]	31,990	932,092
McDonald’s Corp.	35,720	3,447,694
Orient-Express Hotels Ltd. - ADR - Class A*	23,280	309,857
Yum! Brands, Inc.	46,930	3,173,407

		12,958,133

Household Durables - 0.1%
DR Horton, Inc.	21,850	414,057
Lennar Corp. - Class A	5,370	190,903
LG Electronics, Inc. (South Korea)[1]	2,240	143,485
NVR, Inc.*	310	284,369
Toll Brothers, Inc.*	14,330	471,170

		1,503,984

Media - 3.7%
DIRECTV*	150,150	9,382,874
Global Mediacom Tbk PT (Indonesia)[1]	347,000	58,774
LIN Media LLC - Class A*	20,040	492,383
Nexstar Broadcasting Group, Inc. - Class A	5,350	237,487
Sinclair Broadcast Group, Inc. - Class A	28,830	924,290
Starz - Class A*	173,240	5,223,186
Time Warner, Inc.	125,330	8,615,184
Tribune Co.*	32,220	2,157,129
Twenty-First Century Fox, Inc.	254,210	8,663,477
Viacom, Inc. - Class B	127,020	10,579,496
The Walt Disney Co.	124,090	8,511,333

		54,845,613

Specialty Retail - 0.3%
Belle International Holdings Ltd. (Hong Kong)[1]	152,000	214,324
China ZhengTong Auto Services Holdings Ltd. (China)*[1]	417,000	290,368
The Home Depot, Inc.	51,950	4,046,386

		4,551,078

Textiles, Apparel & Luxury Goods - 0.3%
Lululemon Athletica, Inc. (Canada)*	69,990	4,832,810

Total Consumer Discretionary		79,821,013

Consumer Staples - 4.0%
Beverages - 1.2%
Anheuser-Busch InBev N.V. (Belgium)[1]	49,930	5,175,949
Cia Cervecerias Unidas S.A. - ADR (Chile)	3,650	97,419
Cia de Bebidas das Americas (AmBev) - ADR (Brazil)	52,730	1,961,556
The Coca-Cola Co.	145,130	5,742,794
PepsiCo, Inc.	51,620	4,340,726
SABMiller plc (United Kingdom)[1]	2,410	125,660

		17,444,104

Food & Staples Retailing - 0.5%
Wal-Mart Stores, Inc.	86,610	6,647,318
Whole Foods Market, Inc.	1,650	104,165

		6,751,483

Food Products - 1.3%
Annie’s, Inc.*	1,190	56,228
Charoen Pokphand Foods PCL (Thailand)[1]	323,510	252,447
Glanbia plc (Ireland)[1]	5,960	83,512
Ingredion, Inc.	3,560	234,106
Kraft Foods Group, Inc.	42,030	2,285,591
M Dias Branco S.A. (Brazil)	2,020	94,742
Mead Johnson Nutrition Co.	1,570	128,206
Nestle S.A. (Switzerland)[1]	134,010	9,673,372
Unilever plc - ADR (United Kingdom)	171,489	6,960,739

		19,768,943

Household Products - 0.4%
The Procter & Gamble Co.	76,360	6,166,070

Tobacco - 0.6%
Imperial Tobacco Group plc (United Kingdom)[1]	108,630	4,055,619
Philip Morris International, Inc.	60,600	5,400,672

		9,456,291

Total Consumer Staples		59,586,891

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy - 5.7%
Energy Equipment & Services - 1.5%
Anton Oilfield Services Group (China)[1]	96,000	$60,719
Baker Hughes, Inc.	109,210	6,344,009
Cameron International Corp.*	56,880	3,120,437
Core Laboratories N.V. - ADR	450	84,249
Fugro N.V. (Netherlands)[1]	1,260	78,776
National Oilwell Varco, Inc.	980	79,556
Prosafe SE (Norway)[1]	9,240	79,195
Schlumberger Ltd.	75,550	7,080,546
SPT Energy Group, Inc. (China)[1]	145,000	79,811
Weatherford International Ltd. - ADR*	352,530	5,795,593

		22,802,891

Oil, Gas & Consumable Fuels - 4.2%
Apache Corp.	22,310	1,981,128
Chevron Corp.	60,670	7,277,973
ConocoPhillips	41,050	3,008,965
Encana Corp. (Canada)	4,540	81,357
EOG Resources, Inc.	17,000	3,032,800
Exxon Mobil Corp.	80,380	7,203,656
Hess Corp.	276,040	22,414,448
Koninklijke Vopak N.V. (Netherlands)[1]	2,680	164,830
Pacific Rubiales Energy Corp. (Colombia)	15,690	324,590
Peabody Energy Corp.	185,980	3,622,890
Petroleo Brasileiro S.A. - ADR (Brazil)	4,120	74,819
Range Resources Corp.	43,730	3,310,798
Royal Dutch Shell plc - ADR (Netherlands)	75,980	5,064,827
Statoil ASA - ADR (Norway)	90,520	2,138,988
Talisman Energy, Inc. (Canada)	12,010	149,743
Total S.A. - ADR (France)	41,310	2,527,346

		62,379,158

Total Energy		85,182,049

Financials - 3.2%
Capital Markets - 0.0%#
OSK Holdings Berhad (Malaysia)[1]	100,100	52,107

Commercial Banks - 0.1%
Hong Leong Financial Group Berhad (Malaysia)[1]	33,030	158,315
ICICI Bank Ltd. - ADR (India)	6,970	260,120
Shinhan Financial Group Co. Ltd. (South Korea)[1]	10,860	473,536

		891,971

Diversified Financial Services - 0.2%
JSE Ltd. (South Africa)[1]	38,490	336,638
McGraw-Hill Financial, Inc.	49,340	3,438,011

		3,774,649

Insurance - 0.0%#
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	20,300	184,858

Real Estate Investment Trusts (REITS) - 2.7%
Agree Realty Corp.	19,420	613,090
Alexandria Real Estate Equities, Inc.	31,680	2,083,910
American Campus Communities, Inc.	18,430	636,941
AmREIT, Inc. - Class B	15,880	279,488
Apartment Investment & Management Co. - Class A	24,230	677,955
Associated Estates Realty Corp.	42,460	651,336
AvalonBay Communities, Inc.	4,800	600,240
BioMed Realty Trust, Inc.	126,500	2,519,880
Boston Properties, Inc.	4,520	467,820
Camden Property Trust	9,390	602,838
CBL & Associates Properties, Inc.	36,770	728,414
Cedar Realty Trust, Inc.	139,440	796,202
Coresite Realty Corp.	28,540	925,838
Corporate Office Properties Trust	84,510	2,078,946
CubeSmart	14,720	268,934
Digital Realty Trust, Inc.	36,930	1,760,084
DuPont Fabros Technology, Inc.	97,870	2,432,069
Education Realty Trust, Inc.	35,290	322,551
Equity Lifestyle Properties, Inc.	15,120	574,409
Equity Residential	11,680	611,565
Extra Space Storage, Inc.	7,170	329,748
General Growth Properties, Inc.	75,660	1,606,262
Glimcher Realty Trust	88,420	906,305
Hammerson plc (United Kingdom)[1]	53,840	456,229
HCP, Inc.	30,790	1,277,785
Health Care REIT, Inc.	19,100	1,238,635
Healthcare Realty Trust, Inc.	16,520	396,645
Healthcare Trust of America, Inc.*	53,930	626,667
Home Properties, Inc.	7,980	481,274
Host Hotels & Resorts, Inc.	70,030	1,299,057
Kimco Realty Corp.	54,650	1,173,882
Mack-Cali Realty Corp.	28,410	584,110
Mid-America Apartment Communities, Inc.	9,800	650,720
National Retail Properties, Inc.	22,870	786,728
Pebblebrook Hotel Trust	39,510	1,193,202
Physicians Realty Trust	16,220	203,723
Plum Creek Timber Co., Inc.	1,660	75,364
Potlatch Corp.	1,970	80,435
Public Storage	3,790	632,816

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Realty Income Corp.	7,340	$305,711
Simon Property Group, Inc.	15,370	2,375,433
Sovran Self Storage, Inc.	14,040	1,073,920
Trade Street Residential, Inc.	11,030	76,438
UDR, Inc.	43,740	1,085,189
Unibail-Rodamco SE (France)[1]	1,140	297,848
Ventas, Inc.	21,160	1,380,478
Weyerhaeuser Co.	10,460	317,984

		40,545,098

Real Estate Management & Development - 0.2%
BR Malls Participacoes S.A. (Brazil)	10,100	97,835
General Shopping Brasil S.A. (Brazil)*	100,430	430,376
Realogy Holdings Corp.*	45,390	1,867,345

		2,395,556

Thrifts & Mortgage Finance - 0.0%#
Groupe Fnac S.A. (France)*[1]	69	1,940

Total Financials		47,846,179

Health Care - 4.2%
Biotechnology - 0.1%
Green Cross Corp. (South Korea)[1]	4,640	572,837

Health Care Equipment & Supplies - 0.5%
Becton, Dickinson and Co.	40,490	4,256,714
Mindray Medical International Ltd. - ADR (China)	10,990	413,334
Neogen Corp.*	3,720	171,938
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	571,800	536,915
Teleflex, Inc.	21,640	1,994,775

		7,373,676

Health Care Providers & Services - 0.0%#
Life Healthcare Group Holdings Ltd. (South Africa)[1]	5,530	22,556
Qualicorp S.A. (Brazil)*	36,020	337,336

		359,892

Health Care Technology - 0.5%
Cerner Corp.*	136,300	7,636,889

Life Sciences Tools & Services - 0.2%
QIAGEN N.V. - ADR (Netherlands)*	137,440	3,183,110

Pharmaceuticals - 2.9%
AstraZeneca plc - ADR (United Kingdom)	41,410	2,188,933
Bristol-Myers Squibb Co.	48,290	2,536,191
GlaxoSmithKline plc - ADR (United Kingdom)	88,180	4,640,913
Johnson & Johnson	155,380	14,389,742
Merck & Co., Inc.	91,850	4,141,517
Novartis AG - ADR (Switzerland)	71,460	5,541,723
Pfizer, Inc.	217,630	6,676,888
Sanofi - ADR (France)	69,210	3,701,351

		43,817,258

Total Health Care		62,943,662

Industrials - 2.4%
Aerospace & Defense - 0.4%
The Boeing Co.	17,510	2,285,055
United Technologies Corp.	26,830	2,850,687

		5,135,742

Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	100,760	6,019,402

Airlines - 0.0%#
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)*	21,840	112,913
Latam Airlines Group S.A. - ADR (Chile)	15,950	263,973

		376,886

Electrical Equipment - 0.0%#
Polypore International, Inc.*	4,740	214,248
Schneider Electric S.A. (France)[1]	950	79,941

		294,189

Industrial Conglomerates - 0.8%
3M Co.	23,350	2,938,597
General Electric Co.	228,970	5,985,276
Siemens AG - ADR (Germany)	26,230	3,357,702

		12,281,575

Machinery - 0.7%
AGCO Corp.	2,520	147,118
Caterpillar, Inc.	57,100	4,759,856
Deere & Co.	950	77,748
FANUC Corp. (Japan)[1]	960	153,991
Joy Global, Inc.	60,380	3,426,565
Kennametal, Inc.	1,710	78,660
KUKA AG (Germany)[1]	3,450	157,016
Luxfer Holdings plc - ADR (United Kingdom)	2,280	41,998
Pall Corp.	3,040	244,781
Pentair Ltd. - ADR	3,540	237,499
Westport Innovations, Inc. - ADR (Canada)*	9,310	218,133
Xylem, Inc.	8,330	287,385

		9,830,750

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Marine - 0.1%
Precious Shipping PCL (Thailand)[1]	257,800	$159,045
Sinotrans Shipping Ltd. (China)[1]	1,149,750	378,136

		537,181

Professional Services - 0.0%#
ALS Ltd. (Australia)[1]	16,520	156,275
SGS S.A. (Switzerland)[1]	30	70,193

		226,468

Trading Companies & Distributors - 0.0%#
Brenntag AG (Germany)[1]	950	160,749
Fastenal Co.	3,040	151,392

		312,141

Transportation Infrastructure - 0.0%#
Groupe Eurotunnel S.A. (France)[1]	47,530	460,135

Total Industrials		35,474,469

Information Technology - 6.2%
Communications Equipment - 1.5%
Cisco Systems, Inc.	103,680	2,332,800
Juniper Networks, Inc.*	552,150	10,292,076
Qualcomm, Inc.	140,100	9,732,747

		22,357,623

Computers & Peripherals - 2.1%
Apple, Inc.	30,590	15,978,687
EMC Corp.	625,610	15,058,433
Stratasys Ltd.*	780	88,319

		31,125,439

Electronic Equipment, Instruments & Components - 0.0%#
Maxwell Technologies, Inc.*	10,990	82,425

Internet Software & Services - 0.9%
eBay, Inc.*	115,500	6,088,005
Google, Inc. - Class A*	6,090	6,276,232
Mail.ru Group Ltd. - GDR (Russia)[1]	3,110	114,697
Tencent Holdings Ltd. (China)[1]	2,900	158,138
Youku Tudou, Inc. - ADR (China)*	8,130	221,461

		12,858,533

IT Services - 0.2%
InterXion Holding N.V. - ADR (Netherlands)*	8,470	190,236
MasterCard, Inc. - Class A	170	121,907
VeriFone Systems, Inc.*	113,210	2,565,339
Visa, Inc. - Class A	620	121,935

		2,999,417

Semiconductors & Semiconductor Equipment - 0.3%
Intel Corp.	165,930	4,053,670
Samsung Electronics Co. Ltd. (South Korea)[1]	190	262,021

		4,315,691

Software - 1.2%
Aspen Technology, Inc.*	1,100	42,053
Aveva Group plc (United Kingdom)[1]	2,750	113,946
Electronic Arts, Inc.*	431,990	11,339,738
Microsoft Corp.	199,550	7,054,093
Totvs S.A. (Brazil)	10,500	178,015

		18,727,845

Total Information Technology		92,466,973

Materials - 1.3%
Chemicals - 0.6%
Johnson Matthey plc (United Kingdom)[1]	4,260	205,007
Monsanto Co.	59,020	6,190,018
Nufarm Ltd. (Australia)[1]	34,420	158,730
Syngenta AG (Switzerland)[1]	6,410	2,587,183
Umicore S.A. (Belgium)[1]	4,020	191,429
Yingde Gases Group Co., Ltd. (China)[1]	229,000	235,090

		9,567,457

Metals & Mining - 0.7%
Alcoa, Inc.	1,118,540	10,368,866
Alumina Ltd. (Australia)*[1]	82,440	80,154
Impala Platinum Holdings Ltd. (South Africa)[1]	26,570	322,737

		10,771,757

Total Materials		20,339,214

Telecommunication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Telenor ASA (Norway)[1]	94,730	2,276,136

Wireless Telecommunication Services - 0.0%#
America Movil SAB de C.V. - Class L - ADR (Mexico)	11,930	255,421
MTN Group Ltd. (South Africa)[1]	13,870	275,696

		531,117

Total Telecommunication Services		2,807,253

TOTAL COMMON STOCKS
(Identified Cost $411,105,706)		486,467,703

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

PREFERRED STOCKS - 0.4%

Financials - 0.4%
Commercial Banks - 0.2%
BB&T Corp., Series D (non-cumulative), 5.85%	34,225	$778,961
PNC Financial Services Group, Inc., Series Q (non-cumulative), 5.375%	52,625	1,112,492
U.S. Bancorp., Series F (non-cumulative), 6.50%[2]	45,425	1,218,299

		3,109,752

Diversified Financial Services - 0.1%
JPMorgan Chase & Co., Series P (non-cumulative), 5.45%	20,200	434,098

Insurance - 0.0%#
Principal Financial Group, Inc., Series A (non-cumulative), 5.563%[2]	3,200	317,120

Real Estate Investment Trusts (REITS) - 0.1%
Boston Properties, Inc., Series F, 5.25%.	42,550	928,441
National Retail Properties, Inc., 5.70%	10,000	199,000
Public Storage, Series Q, 6.50%	18,560	458,246

		1,585,687

TOTAL PREFERRED STOCKS
(Identified Cost $5,918,433)		5,446,657

CORPORATE BONDS - 33.0%

Convertible Corporate Bonds - 0.0%#
Financials - 0.0%#
Real Estate Investment Trusts (REITS) - 0.0%#
BioMed Realty LP4, 3.75%, 1/15/2030
(Identified Cost $476,625)	410,000	492,769

Non-Convertible Corporate Bonds - 33.0%
Consumer Discretionary - 3.6%
Auto Components - 0.1%
Gestamp Funding Luxembourg S.A. (Spain)[4], 5.625%, 5/31/2020	640,000	646,400
Pittsburgh Glass Works LLC[4], 8.00%, 11/15/2018	545,000	555,900

		1,202,300

Diversified Consumer Services - 0.4%
Block Financial LLC, 5.50%, 11/1/2022	4,890,000	5,118,251

Hotels, Restaurants & Leisure - 0.5%
International Game Technology, 7.50%, 6/15/2019	6,375,000	7,524,400
Royal Caribbean Cruises, Ltd., 11.875%, 7/15/2015	500,000	585,000

		8,109,400

Household Durables - 0.5%
Lennar Corp., 6.95%, 6/1/2018	575,000	642,563
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	1,400,000	1,496,746
NVR, Inc., 3.95%, 9/15/2022	1,070,000	1,043,117
Tupperware Brands Corp., 4.75%, 6/1/2021	4,105,000	4,234,804
Weekley Homes LLC - Weekley Finance Corp.[4], 6.00%, 2/1/2023	625,000	604,687

		8,021,917

	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)
Media - 1.7%
British Sky Broadcasting Group plc (United Kingdom)[4], 9.50%, 11/15/2018	2,065,000	2,710,670
CCO Holdings LLC - CCO Holdings Capital Corp.[4], 5.25%, 3/15/2021	1,070,000	1,032,550
Comcast Corp., 5.15%, 3/1/2020	500,000	570,950
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	3,140,000	3,383,743
Discovery Communications LLC, 5.05%, 6/1/2020	2,880,000	3,209,135
NAI Entertainment Holdings - NAI Entertainment Holdings Finance Corp.[4], 5.00%, 8/1/2018	550,000	563,750
Sirius XM Radio, Inc.[4], 4.25%, 5/15/2020	1,275,000	1,216,031
Starz LLC - Starz Finance Corp., 5.00%, 9/15/2019	885,000	893,850
Time Warner, Inc., 3.15%, 7/15/2015	95,000	98,852
Time Warner, Inc., 4.875%, 3/15/2020	5,060,000	5,598,333
Time Warner, Inc., 4.75%, 3/29/2021	3,370,000	3,655,402
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[4], 5.50%, 1/15/2023	895,000	883,813
Virgin Media Secured Finance plc (United Kingdom), 5.25%, 1/15/2021	830,000	842,181
The Walt Disney Co., 2.75%, 8/16/2021	400,000	395,472

		25,054,732

Multiline Retail - 0.2%
Dollar General Corp., 1.875%, 4/15/2018	1,550,000	1,513,256
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	1,575,000	1,430,335
Target Corp., 3.875%, 7/15/2020	535,000	577,218

		3,520,809

Specialty Retail - 0.1%
Dufry Finance SCA (Switzerland)[4], 5.50%, 10/15/2020	470,000	476,599
The Home Depot, Inc., 5.40%, 3/1/2016	905,000	1,001,551

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Specialty Retail (continued)
Rent-A-Center, Inc., 6.625%, 11/15/2020	500,000	$528,125

		2,006,275

Textiles, Apparel & Luxury Goods - 0.1%
SIWF Merger Sub, Inc. - Springs Industries, Inc.[4], 6.25%, 6/1/2021	555,000	557,775
VF Corp., 5.95%, 11/1/2017	485,000	558,278

		1,116,053

Total Consumer Discretionary		54,149,737

Consumer Staples - 0.6%
Beverages - 0.0%#
Crestview DS Merger Sub II, Inc.[4], 10.00%, 9/1/2021	600,000	624,000
PepsiCo, Inc., 5.00%, 6/1/2018	110,000	125,170

		749,170

Food Products - 0.4%
C&S Group Enterprises LLC[4], 8.375%, 5/1/2017	614,000	655,445
General Mills, Inc., 5.65%, 2/15/2019	375,000	437,269
KeHE Distributors LLC - KeHE Finance Corp.[4], 7.625%, 8/15/2021	560,000	579,600
Land O’ Lakes, Inc.[4], 6.00%, 11/15/2022	465,000	483,019
Mondelez International, Inc., 6.125%, 2/1/2018	85,000	98,687
Mondelez International, Inc., 5.375%, 2/10/2020	1,415,000	1,606,123
Pinnacle Operating Corp.[4], 9.00%, 11/15/2020	555,000	579,975
Shearer’s Foods LLC - Chip Finance Corp.[4], 9.00%, 11/1/2019	680,000	719,100
Tyson Foods, Inc., 4.50%, 6/15/2022	455,000	471,908

		5,631,126

Household Products - 0.1%
Harbinger Group, Inc.[4], 7.875%, 7/15/2019	815,000	865,937

Tobacco - 0.1%
Vector Group Ltd., 7.75%, 2/15/2021	775,000	813,750

Total Consumer Staples		8,059,983

Energy - 1.6%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc., 7.50%, 11/15/2018	1,235,000	1,550,886
Calfrac Holdings LP (Canada)[4], 7.50%, 12/1/2020	970,000	982,125
Nabors Industries, Inc.[4], 2.35%, 9/15/2016	805,000	815,791
Schlumberger Oilfield plc[4], 4.20%, 1/15/2021	450,000	483,087
Shelf Drilling Holdings Ltd. (United Arab Emirates)[4], 8.625%, 11/1/2018	485,000	522,587
Sidewinder Drilling, Inc.[4], 9.75%, 11/15/2019	485,000	470,450
Weatherford International Ltd., 9.625%, 3/1/2019	6,350,000	8,102,136

		12,927,062

Oil, Gas & Consumable Fuels - 0.8%
Buckeye Partners LP, 4.15%, 7/1/2023	1,145,000	1,128,510
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/2019	1,270,000	1,330,325
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp.[4], 6.125%, 3/1/2022	915,000	935,587
Energy XXI Gulf Coast, Inc.[4], 7.50%, 12/15/2021	860,000	898,700
EPL Oil & Gas, Inc., 8.25%, 2/15/2018	545,000	584,513
Gulfport Energy Corp., 7.75%, 11/1/2020	540,000	572,400
Lukoil International Finance B.V. (Russia)[4], 3.416%, 4/24/2018	640,000	644,800
Northern Tier Energy LLC - Northern Tier Finance Corp.[4], 7.125%, 11/15/2020	885,000	902,700
PBF Holding Co. LLC - PBF Finance Corp., 8.25%, 2/15/2020	1,170,000	1,222,650
Petroleos Mexicanos (Mexico), 3.50%, 7/18/2018	2,225,000	2,275,063
Sabine Pass Liquefaction LLC[4], 5.625%, 2/1/2021	1,025,000	1,035,250

		11,530,498

Total Energy		24,457,560

Financials - 20.4%
Capital Markets - 4.5%
Credit Suisse AG (Switzerland)[4], 2.60%, 5/27/2016	6,145,000	6,415,276
Goldman Sachs Capital I, 6.345%, 2/15/2034	380,000	380,331
Goldman Sachs Capital II5, 4.00%, 6/1/2043	1,500,000	1,106,250
Goldman Sachs Group, Inc., 3.625%, 2/7/2016	5,400,000	5,699,619
The Goldman Sachs Group, Inc., 5.95%, 1/18/2018	950,000	1,090,541
The Goldman Sachs Group, Inc., 2.375%, 1/22/2018	6,270,000	6,306,027
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	2,110,000	2,445,477

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020		6,125,000	$6,888,512
The Goldman Sachs Group, Inc., Series D, 6.00%, 6/15/2020		1,150,000	1,331,307
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 7.375%, 4/1/2020		790,000	811,725
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018		7,420,000	8,812,779
Morgan Stanley, 3.80%, 4/29/2016		5,405,000	5,711,501
Morgan Stanley, 2.125%, 4/25/2018		6,815,000	6,775,780
Morgan Stanley, 7.30%, 5/13/2019		2,955,000	3,608,806
Morgan Stanley, 5.50%, 1/26/2020		2,650,000	2,990,880
Morgan Stanley, 5.75%, 1/25/2021		5,955,000	6,818,195

			67,193,006

Commercial Banks - 5.2%
Bank of Montreal (Canada)[4], 2.625%, 1/25/2016		2,965,000	3,095,163
Bank of Montreal (Canada)[4], 1.95%, 1/30/2017		5,000,000	5,159,555
Bank of Nova Scotia (Canada)[4], 1.65%, 10/29/2015		1,080,000	1,103,544
Barclays Bank plc (United Kingdom)[4], 2.50%, 9/21/2015		1,180,000	1,220,062
Barclays Bank plc (United Kingdom), 4.25%, 1/12/2022	GBP	380,000	665,876
BB&T Corp., 5.20%, 12/23/2015		1,025,000	1,112,285
BBVA Bancomer S.A. (Mexico)[4], 6.75%, 9/30/2022		1,460,000	1,584,100
BBVA US Senior S.A.U. (Spain), 4.664%, 10/9/2015		10,165,000	10,702,708
BNP Paribas Home Loan Covered Bonds S.A. (France)[4], 2.20%, 11/2/2015		1,080,000	1,109,592
Canadian Imperial Bank of Commerce (Canada)[4], 2.75%, 1/27/2016		1,450,000	1,517,860
Commonwealth Bank of Australia (Australia)[4], 0.75%, 1/15/2016		1,270,000	1,269,619
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	AUD	300,000	301,084
HSBC Bank plc (United Kingdom)[4], 1.50%, 5/15/2018		2,115,000	2,076,907
HSBC USA Capital Trust I (United Kingdom)[4], 7.808%, 12/15/2026		400,000	406,500
Intesa Sanpaolo S.p.A. (Italy), 3.125%, 1/15/2016		1,400,000	1,427,681
Intesa Sanpaolo S.p.A. (Italy)[4], 6.50%, 2/24/2021		1,820,000	2,002,364
Lloyds TSB Bank plc (United Kingdom)[4], 6.50%, 9/14/2020		3,200,000	3,615,462
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017		315,000	370,577
National Australia Bank, Ltd. (Australia)[4], 1.25%, 3/8/2018		2,500,000	2,462,537
National Bank of Canada (Canada)[4], 2.20%, 10/19/2016		4,880,000	5,068,856
National City Corp., 6.875%, 5/15/2019		6,630,000	7,955,430
PNC Bank National Association, 5.25%, 1/15/2017		120,000	133,779
Provident Funding Associates LP - PFG Finance Corp.[4], 6.75%, 6/15/2021		555,000	567,487
Royal Bank of Canada (Canada), 3.27%, 11/10/2014	CAD	225,000	219,937
Royal Bank of Canada (Canada), 3.18%, 3/16/2015	CAD	355,000	348,276
Royal Bank of Canada (Canada), 1.20%, 9/19/2017		1,855,000	1,850,366
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	340,000	345,325
Santander Holdings USA, Inc., 4.625%, 4/19/2016		220,000	236,037
Santander Holdings USA, Inc., 3.45%, 8/27/2018		1,600,000	1,655,150
The Toronto-Dominion Bank (Canada)[4], 1.625%, 9/14/2016		5,555,000	5,677,766
U.S. Bank National Association, 6.30%, 2/4/2014		25,000	25,368
Wachovia Corp., 5.25%, 8/1/2014		4,450,000	4,602,862
Wells Fargo & Co., 1.50%, 1/16/2018		4,650,000	4,632,860
Wells Fargo & Co., Series M, 3.45%, 2/13/2023		1,145,000	1,089,442
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	AUD	300,000	301,161
Westpac Banking Corp. (Australia)[4], 1.25%, 12/15/2017		1,825,000	1,807,663

			77,721,241

Consumer Finance - 0.5%
Ally Financial, Inc., 6.75%, 12/1/2014		545,000	573,612
American Express Co.[5], 6.80%, 9/1/2066		1,890,000	2,017,575
Capital One Bank USA National Association, 3.375%, 2/15/2023		2,230,000	2,125,547
Caterpillar Financial Services Corp., 7.05%, 10/1/2018		770,000	948,344
Discover Bank, 4.20%, 8/8/2023		1,120,000	1,135,784
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017		900,000	954,000

			7,754,862

Diversified Financial Services - 4.5%
Bank of America Corp., 6.50%, 8/1/2016		2,000,000	2,272,146

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
Bank of America Corp., 5.75%, 8/15/2016	1,425,000	$1,576,953
The Bear Stearns Companies LLC, 7.25%, 2/1/2018	1,775,000	2,140,528
Citigroup, Inc., 5.85%, 8/2/2016	2,200,000	2,456,925
Citigroup, Inc., 8.50%, 5/22/2019	3,709,000	4,798,997
CME Group, Inc., 3.00%, 9/15/2022	1,040,000	1,003,476
CNG Holdings, Inc.[4], 9.375%, 5/15/2020	820,000	776,950
CNH Capital LLC, 6.25%, 11/1/2016	835,000	916,413
Cooperatieve Centrale Raiffeisen - Boerenleenbank B.A. (Netherlands)[5], 8.40%, 11/29/2049	1,100,000	1,210,550
Ford Motor Credit Co. LLC, 8.00%, 12/15/2016	4,345,000	5,161,300
Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	500,000	583,502
Ford Motor Credit Co. LLC, 5.00%, 5/15/2018	3,030,000	3,357,704
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	1,825,000	2,314,158
General Electric Capital Corp., 5.625%, 5/1/2018	5,725,000	6,640,851
General Electric Capital Corp., 5.50%, 1/8/2020	2,705,000	3,129,141
General Electric Capital Corp., 5.30%, 2/11/2021	1,450,000	1,614,797
ING US, Inc., 2.90%, 2/15/2018	3,065,000	3,128,019
ING US, Inc., 5.50%, 7/15/2022	1,015,000	1,114,611
Jefferies Group LLC, 5.125%, 4/13/2018	820,000	882,905
Jefferies Group LLC, 8.50%, 7/15/2019	3,980,000	4,841,551
Jefferies Group LLC, 6.875%, 4/15/2021	4,500,000	5,085,000
JPMorgan Chase & Co., 3.15%, 7/5/2016	4,300,000	4,516,329
JPMorgan Chase & Co., 1.625%, 5/15/2018	4,700,000	4,615,847
JPMorgan Chase & Co., 6.30%, 4/23/2019	500,000	592,556
JPMorgan Chase & Co., 4.95%, 3/25/2020	1,255,000	1,398,344
Oxford Finance LLC - Oxford Finance Co-Issuer, Inc.[4], 7.25%, 1/15/2018	555,000	586,913
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[4], 8.875%, 8/1/2020	905,000	970,613

		67,687,079

Insurance - 2.8%
American International Group, Inc., 6.40%, 12/15/2020	800,000	959,758
American International Group, Inc., 4.875%, 6/1/2022	9,095,000	9,955,278
Fidelity & Guaranty Life Holdings, Inc.[4], 6.375%, 4/1/2021	550,000	573,375
Fidelity National Financial, Inc., 6.60%, 5/15/2017	1,725,000	1,933,178
First American Financial Corp., 4.30%, 2/1/2023	1,145,000	1,114,696
Genworth Holdings, Inc., 7.70%, 6/15/2020	942,000	1,133,965
Genworth Holdings, Inc., 7.625%, 9/24/2021	10,245,000	12,561,251
Genworth Holdings, Inc.[5], 6.15%, 11/15/2066	3,500,000	3,169,145
Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	9,035,000	10,104,889

		41,505,535

Real Estate Investment Trusts (REITS) - 2.9%
American Campus Communities Operating Partnership LP, 3.75%, 4/15/2023	860,000	826,604
American Tower Corp., 3.40%, 2/15/2019	5,090,000	5,153,518
American Tower Trust I4, 1.551%, 3/15/2018	985,000	966,088
BioMed Realty LP, 3.85%, 4/15/2016	470,000	493,904
Boston Properties LP, 5.875%, 10/15/2019	5,250,000	6,118,623
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[4], 6.125%, 7/1/2022	575,000	570,687
Camden Property Trust, 5.70%, 5/15/2017	2,270,000	2,530,807
Corrections Corp. of America, 4.125%, 4/1/2020	795,000	777,113
Digital Realty Trust LP, 5.875%, 2/1/2020	1,300,000	1,424,054
Digital Realty Trust LP, 5.25%, 3/15/2021	880,000	925,800
Dupont Fabros Technology LP4, 5.875%, 9/15/2021	865,000	886,625
HCP, Inc., 6.70%, 1/30/2018	3,455,000	4,051,222
Health Care REIT, Inc., 6.20%, 6/1/2016	520,000	581,908
Health Care REIT, Inc., 4.95%, 1/15/2021	4,100,000	4,414,659
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/2023	925,000	877,454
Mack-Cali Realty LP, 5.80%, 1/15/2016	3,555,000	3,862,227
Mack-Cali Realty LP, 7.75%, 8/15/2019	370,000	450,699
Simon Property Group LP, 10.35%, 4/1/2019	5,660,000	7,773,399

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
UDR, Inc., 4.625%, 1/10/2022	730,000	$763,602

		43,448,993

Total Financials		305,310,716

Health Care - 0.8%
Biotechnology - 0.4%
Amgen, Inc., 3.45%, 10/1/2020	5,750,000	5,912,622

Health Care Equipment & Supplies - 0.1%
Fresenius Medical Care US Finance, Inc. (Germany), 6.875%, 7/15/2017	225,000	254,250
Fresenius Medical Care US Finance, Inc. (Germany)[4], 6.50%, 9/15/2018	950,000	1,066,375
Fresenius US Finance II, Inc.[4], 9.00%, 7/15/2015	410,000	457,150

		1,777,775

Health Care Providers & Services - 0.2%
Express Scripts Holding Co., 4.75%, 11/15/2021	1,250,000	1,350,044
HCA, Inc., 6.375%, 1/15/2015	545,000	575,656
Tenet Healthcare Corp.[4], 8.125%, 4/1/2022	550,000	602,250
UnitedHealth Group, Inc., 2.75%, 2/15/2023	630,000	591,710

		3,119,660

Pharmaceuticals - 0.1%
Novartis Securities Investment Ltd. (Switzerland), 5.125%, 2/10/2019	595,000	685,483
Valeant Pharmaceuticals International[4], 6.75%, 8/15/2021	885,000	942,525

		1,628,008

Total Health Care		12,438,065

Industrials - 1.7%
Aerospace & Defense - 0.5%
Bombardier, Inc. (Canada)[4], 4.25%, 1/15/2016	495,000	516,037
Bombardier, Inc. (Canada)[4], 6.125%, 1/15/2023	930,000	941,625
DigitalGlobe, Inc.[4], 5.25%, 2/1/2021	490,000	474,075
Erickson Air-Crane, Inc.[4], 8.25%, 5/1/2020	720,000	750,600
Honeywell International, Inc., 5.30%, 3/1/2018	405,000	466,762
Textron, Inc., 5.60%, 12/1/2017	3,150,000	3,501,134
Textron, Inc., 7.25%, 10/1/2019	350,000	413,099

		7,063,332

Air Freight & Logistics - 0.5%
Aguila 3 S.A. (Luxembourg)[4], 7.875%, 1/31/2018	535,000	570,444
Aguila 3 S.A. (Luxembourg)[4], 7.875%, 1/31/2018	150,000	159,937
FedEx Corp., 8.00%, 1/15/2019	4,690,000	5,894,444

		6,624,825

Airlines - 0.4%
American Airlines Pass-Through Trust, Series 2013-2, Class A4, 4.95%, 1/15/2023	2,815,000	2,899,450
Aviation Capital Group Corp.[4], 4.625%, 1/31/2018	490,000	499,676
Aviation Capital Group Corp.[4], 6.75%, 4/6/2021	750,000	808,125
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B, 6.375%, 1/2/2016	330,000	348,975
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	135,000	142,425
Southwest Airlines Co., 5.75%, 12/15/2016	1,070,000	1,198,463
United Continental Holdings, Inc., 6.375%, 6/1/2018	565,000	586,187

		6,483,301

Industrial Conglomerates - 0.0%#
General Electric Co., 5.25%, 12/6/2017	180,000	205,877

Machinery - 0.1%
Dynacast International LLC - Dynacast Finance, Inc., 9.25%, 7/15/2019	510,000	561,000
Joy Global, Inc., 5.125%, 10/15/2021	480,000	508,277

		1,069,277

Professional Services - 0.0%#
FTI Consulting, Inc., 6.00%, 11/15/2022	480,000	489,600

Road & Rail - 0.0%#
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	105,000	109,096
Union Pacific Corp., 5.65%, 5/1/2017	175,000	197,425

		306,521

Trading Companies & Distributors - 0.2%
International Lease Finance Corp., 8.625%, 9/15/2015	500,000	556,250
International Lease Finance Corp., 6.25%, 5/15/2019	840,000	915,600

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Rexel S.A. (France)[4], 5.25%, 6/15/2020	790,000	$805,800

		2,277,650

Total Industrials		24,520,383

Information Technology - 1.0%
Communications Equipment - 0.1%
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	350,000	375,375
ViaSat, Inc., 6.875%, 6/15/2020	645,000	674,025

		1,049,400

Computers & Peripherals - 0.4%
Apple, Inc., 2.40%, 5/3/2023	920,000	840,717
EMC Corp., 2.65%, 6/1/2020	2,515,000	2,514,477
Hewlett-Packard Co., 2.125%, 9/13/2015	1,799,000	1,830,194
Hewlett-Packard Co., 5.40%, 3/1/2017	850,000	939,792
Hewlett-Packard Co., 5.50%, 3/1/2018	330,000	368,000

		6,493,180

Electronic Equipment, Instruments & Components - 0.3%
Corning, Inc., 6.625%, 5/15/2019	3,200,000	3,851,683
CPI International, Inc., 8.00%, 2/15/2018	505,000	522,675
Tyco Electronics Group S.A. (Switzerland), 4.875%, 1/15/2021	725,000	768,312

		5,142,670

IT Services - 0.1%
The Western Union Co., 5.253%, 4/1/2020	995,000	1,079,817

Semiconductors & Semiconductor Equipment - 0.1%
Magnachip Semiconductor Corp. (South Korea)[4], 6.625%, 7/15/2021	755,000	755,000

Software - 0.0%#
Interface Security Systems Holdings, Inc. - Interface Security Systems LLC[4], 9.25%, 1/15/2018	490,000	514,500

Total Information Technology		15,034,567

Materials - 1.9%
Chemicals - 0.1%
Nufarm Australia Ltd. (Australia)[4], 6.375%, 10/15/2019	590,000	607,700
Trinseo Materials Operating SCA - Trinseo Materials Finance, Inc.[4], 8.75%, 2/1/2019	490,000	488,775

		1,096,475

Metals & Mining - 1.2%
Allegheny Technologies, Inc., 5.95%, 1/15/2021	2,005,000	2,125,787
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	1,535,000	1,851,282
Cliffs Natural Resources, Inc., 5.90%, 3/15/2020	1,215,000	1,269,612
Cliffs Natural Resources, Inc., 4.80%, 10/1/2020	600,000	593,269
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018	80,000	79,782
Plains Exploration & Production Co., 6.125%, 6/15/2019	2,425,000	2,650,845
Plains Exploration & Production Co., 6.50%, 11/15/2020	4,130,000	4,550,133
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	1,490,000	1,503,805
Rio Tinto Finance USA plc (United Kingdom), 1.375%, 6/17/2016	1,400,000	1,408,590
Shale-Inland Holdings LLC - Shale-Inland Finance Corp.[4], 8.75%, 11/15/2019	485,000	497,125
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	1,020,000	1,018,930

		17,549,160

Paper & Forest Products - 0.6%
International Paper Co., 9.375%, 5/15/2019	5,700,000	7,551,542
International Paper Co., 7.50%, 8/15/2021	620,000	770,179
Smurfit Kappa Acquisitions (Ireland)[4], 4.875%, 9/15/2018	1,265,000	1,296,625

		9,618,346

Total Materials		28,263,981

Telecommunication Services - 0.9%
Diversified Telecommunication Services - 0.4%
Digicel Ltd. (Jamaica)[4], 6.00%, 4/15/2021	870,000	843,900
Telefonica Emisiones S.A.U. (Spain), 6.221%, 7/3/2017	2,550,000	2,875,984
UPCB Finance VI Ltd. (Netherlands)[4], 6.875%, 1/15/2022	1,080,000	1,163,700
Windstream Corp., 7.50%, 6/1/2022	915,000	958,463

		5,842,047

Wireless Telecommunication Services - 0.5%
America Movil SAB de C.V. (Mexico), 5.00%, 3/30/2020	2,250,000	2,463,185
Crown Castle Towers LLC[4], 6.113%, 1/15/2020	390,000	443,802
Crown Castle Towers LLC[4], 4.883%, 8/15/2020	224,000	240,935

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT 3 / SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
SBA Tower Trust[4], 5.101%, 4/17/2017	200,000	$216,295
SBA Tower Trust[4], 2.933%, 12/15/2017	1,785,000	1,840,255
SBA Tower Trust[4], 3.598%, 4/15/2018	2,505,000	2,507,700

		7,712,172

Total Telecommunication Services		13,554,219

Utilities - 0.5%
Electric Utilities - 0.1%
System Energy Resources, Inc., 4.10%, 4/1/2023	935,000	940,541

Independent Power Producers & Energy Traders - 0.4%
Exelon Generation Co. LLC, 5.20%, 10/1/2019	5,000,000	5,466,255
NRG Energy, Inc., 7.875%, 5/15/2021	665,000	734,825

		6,201,080

Total Utilities		7,141,621

Total Non-Convertible Corporate Bonds (Identified Cost $477,611,817)		492,930,832

TOTAL CORPORATE BONDS (Identified Cost $478,088,442)		493,423,601

MUTUAL FUND - 0.3%

iShares iBoxx $ High Yield Corporate Bond ETF
(Identified Cost $3,692,508)	41,370	3,863,958

U.S. TREASURY SECURITIES - 2.7%

U.S. Treasury Notes - 2.7%
U.S. Treasury Note, 0.25%, 10/31/2015	20,000,000	19,976,560
U.S. Treasury Note, 0.625%, 10/15/2016	20,000,000	20,034,380

TOTAL U.S. TREASURY SECURITIES (Identified Cost $40,004,694)		40,010,940

ASSET-BACKED SECURITIES - 0.4%

Americredit Automobile Receivables Trust, Series 2012-5, Class A3, 0.62%, 6/8/2017	1,225,000	1,223,258
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A4, 2.20%, 9/16/2019	2,560,000	2,582,372
FDIC Trust, Series 2011-R1, Class A4, 2.672%, 7/25/2026	1,094,584	1,130,468
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[4], 5.29%, 3/25/2016	170,000	178,626
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[4], 3.74%, 2/25/2017	300,000	316,313

TOTAL ASSET-BACKED SECURITIES (Identified Cost $5,348,615)		5,431,037

	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.2%

Americold LLC Trust, Series 2010-ARTA, Class A1[4], 3.847%, 1/14/2029	386,157	405,912
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A4, 2.959%, 12/10/2030	910,000	873,656
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[5], 5.923%, 5/10/2045	100,000	109,845
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	1,325,000	1,450,299
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	790,000	833,112
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4[5], 5.899%, 9/11/2038	695,000	762,559
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	830,000	909,743
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[4], 3.759%, 4/15/2044	660,000	694,984
Citigroup - Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4[5], 5.392%, 7/15/2044	480,000	511,676
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[4], 3.156%, 7/10/2046	228,732	236,181
Commercial Mortgage Pass-Through Certificates, Series 2012-CR4, Class A3, 2.853%, 10/15/2045	1,275,000	1,220,360
Commercial Mortgage Trust, Series 2006-GG7, Class A4[5], 6.018%, 7/10/2038	435,269	478,469
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[4,5], 2.50%, 5/25/2043	2,410,225	2,211,593
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[4,5], 2.13%, 2/25/2043	2,195,803	1,984,859
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1[4], 3.742%, 11/10/2046	818,967	860,953
Extended Stay America Trust, Series 2013-ESH7, Class A27[4], 2.958%, 12/5/2031	2,015,000	1,982,002
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class A2, 2.377%, 5/25/2022	1,690,000	1,596,582

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017		1,556,194	$1,555,270
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019		1,770,000	1,756,983
FREMF Mortgage Trust, Series 2011-K701, Class B4,5, 4.436%, 7/25/2048		875,000	913,296
FREMF Mortgage Trust, Series 2011-K702, Class B4,5, 4.936%, 4/25/2044		1,250,000	1,329,040
FREMF Mortgage Trust, Series 2013-K502, Class B4,5, 2.842%, 3/25/2045		1,725,000	1,708,416
GS Mortgage Securities Corp. II, Series 2010-C2, Class A1[4], 3.849%, 12/10/2043		1,061,503	1,123,150
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[5], 5.418%, 1/12/2043		1,210,000	1,292,155
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[5], 5.368%, 12/15/2044		325,000	348,191
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[5], 6.056%, 4/15/2045		1,075,000	1,179,323
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[4,5], 3.00%, 3/25/2043		1,912,883	1,869,682
JP Morgan Mortgage Trust, Series 2013-2, Class A2[4,5], 3.50%, 5/25/2043		2,260,152	2,235,295
LSTAR Commercial Mortgage Trust, Series 2011-1, Class A4, 3.913%, 6/25/2043		250,587	254,790
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5 Class A4, 3.176%, 8/15/2045		880,000	872,828
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A5, 5.23%, 9/15/2042		614,286	649,831
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[4], 3.884%, 9/15/2047		700,000	737,858
Motel 6 Trust, Series 2012-MTL6, Class A2[4], 1.948%, 10/5/2025		1,275,000	1,258,722
Sequoia Mortgage Trust, Series 2013-2, Class A1[5], 1.874%, 2/25/2043		1,716,504	1,497,827
Sequoia Mortgage Trust, Series 2013-7, Class A2[5], 3.00%, 6/25/2043		1,549,592	1,470,474
Sequoia Mortgage Trust, Series 2013-8, Class A1[5], 3.00%, 6/25/2043		2,134,004	2,023,424
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX4, 4.004%, 9/13/2028		155,000	165,063
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[5], 5.414%, 10/15/2044		85,818	91,582
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[5], 6.011%, 6/15/2045		955,000	1,054,535
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[4], 4.393%, 11/15/2043		265,000	285,597
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918%, 10/15/2045		2,315,000	2,233,017
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[4], 3.791%, 2/15/2044		1,470,000	1,545,170
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A2, 2.029%, 3/15/2045		1,815,000	1,824,890

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $49,420,657)			48,399,194

FOREIGN GOVERNMENT BONDS - 2.7%

Bonos de la Tesoreria de la Republica en pesos (Chile), 6.00%, 1/1/2018	CLP	330,000,000	689,868
Brazil Letras do Tesouro Nacional (Brazil)[6], 0.00%, 1/1/2015	BRL	1,100,000	436,304
Brazilian Government Bond (Brazil), 8.875%, 10/14/2019		600,000	798,600
Canada Housing Trust No. 1 (Canada)[4], 4.10%, 12/15/2018	CAD	295,000	310,841
Chile Government Bond (Chile), 3.25%, 9/14/2021		1,250,000	1,267,187
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	EUR	230,000	346,529
Ireland Government Bond (Ireland), 5.40%, 3/13/2025	EUR	230,000	354,161
Italy Buoni Poliennali Del Tesoro (Italy), 2.25%, 5/15/2016	EUR	130,000	178,653
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 9/1/2022	EUR	480,000	731,167
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 11/1/2022	EUR	565,000	860,261
Italy Buoni Poliennali Del Tesoro (Italy), 4.50%, 5/1/2023	EUR	480,000	681,376
Italy Buoni Poliennali Del Tesoro (Italy)[4], 5.00%, 3/1/2025	EUR	375,000	546,378
Japan Government Five Year Bond (Japan), 0.30%, 12/20/2016	JPY	77,000,000	786,983
Japan Government Two Year Bond (Japan), 0.10%, 3/15/2014	JPY	55,300,000	562,466
Korea Treasury Bond (South Korea), 4.50%, 3/10/2015	KRW	720,000,000	694,538
Korea Treasury Bond (South Korea), 2.75%, 6/10/2016	KRW	370,000,000	348,285
Malaysia Government Bond (Malaysia), 3.434%, 8/15/2014	MYR	1,170,000	372,255

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	MYR	1,775,000	$579,792
Mexican Government Bond (Mexico), 8.00%, 12/17/2015	MXN	12,329,000	1,021,582
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	MXN	4,560,000	377,652
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	2,000,000	174,772
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	3,000,000	240,835
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	5,500,000	437,502
Portugal Obrigacoes do Tesouro OT (Portugal)[4], 4.20%, 10/15/2016	EUR	190,000	256,174
Portugal Obrigacoes do Tesouro OT (Portugal)[4], 4.80%, 6/15/2020	EUR	135,000	171,493
Portugal Obrigacoes do Tesouro OT (Portugal)[4], 4.95%, 10/25/2023	EUR	140,000	172,744
Portugal Obrigacoes do Tesouro OT (Portugal)[4], 5.65%, 2/15/2024	EUR	260,000	333,953
Province of Manitoba Canada, Series FH (Canada), 4.90%, 12/6/2016		1,620,000	1,822,111
Province of New Brunswick Canada (Canada), 5.20%, 2/21/2017		3,500,000	3,978,975
Province of Nova Scotia Canada (Canada), 5.125%, 1/26/2017		1,250,000	1,414,963
Province of Ontario Canada (Canada), 2.30%, 5/10/2016		7,315,000	7,602,480
Province of Quebec Canada (Canada), 5.125%, 11/14/2016		6,600,000	7,425,660
Russian Foreign Bond - Eurobond (Russia)[4], 5.00%, 4/29/2020		500,000	545,000
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	650,000	558,423
Spain Government Bond (Spain), 3.30%, 7/30/2016	EUR	140,000	197,017
Spain Government Bond (Spain), 4.50%, 1/31/2018	EUR	250,000	366,254
Spain Government Bond (Spain), 4.00%, 4/30/2020	EUR	390,000	551,870
Spain Government Bond (Spain)[4], 5.40%, 1/31/2023	EUR	575,000	865,806
Spain Government Bond (Spain), 4.80%, 1/31/2024	EUR	490,000	704,486
Spain Government Bond (Spain), 4.65%, 7/30/2025	EUR	110,000	154,804
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	GBP	290,000	462,093
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	365,000	676,754

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $40,037,789)			41,059,047

U.S. GOVERNMENT AGENCIES - 20.6%

Mortgage-Backed Securities - 9.1%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		1,340,753	1,454,054
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		121,206	131,309
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		155,334	170,255
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		868,240	941,628
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		200,297	219,529
Fannie Mae, Pool #888815, 4.50%, 11/1/2022		144,031	153,340
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		1,473,738	1,597,304
Fannie Mae, Pool #AA1563, 4.50%, 2/1/2024		104,838	111,462
Fannie Mae, Pool #AC1557, 4.50%, 9/1/2024		303,825	323,159
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		117,470	127,891
Fannie Mae, Pool #AB4086, 3.00%, 12/1/2026		1,838,499	1,911,318
Fannie Mae, Pool #AJ7717, 3.00%, 12/1/2026		2,233,171	2,321,704
Fannie Mae, Pool #AK7413, 3.00%, 3/1/2027		1,759,416	1,829,272
Fannie Mae, Pool #AO6562, 3.00%, 6/1/2027		296,078	307,880
Fannie Mae, Pool #AP0000, 3.50%, 7/1/2027		675,996	714,327
Fannie Mae, Pool #AB5970, 3.00%, 8/1/2027		2,628,283	2,733,059
Fannie Mae, Pool #AP7539, 3.00%, 9/1/2027		1,691,382	1,758,796
Fannie Mae, Pool #AB6580, 3.00%, 10/1/2027		455,313	473,454
Fannie Mae, Pool #AL2720, 3.00%, 11/1/2027		1,431,831	1,488,874
Fannie Mae, Pool #AQ4426, 3.00%, 11/1/2027		587,448	610,869
Fannie Mae, Pool #AQ5073, 3.00%, 12/1/2027		170,397	177,358
Fannie Mae, Pool #AQ5190, 3.00%, 12/1/2027		194,661	202,550
Fannie Mae, Pool #AR4926, 3.00%, 1/1/2028		566,833	589,809
Fannie Mae, Pool #AR5885, 3.00%, 1/1/2028		160,814	167,326
Fannie Mae, Pool #AB7722, 3.50%, 1/1/2028		449,366	474,898

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AR1092, 3.00%, 2/1/2028	360,702	$375,329
Fannie Mae, Pool #AR5986, 3.00%, 2/1/2028	164,701	171,430
Fannie Mae, Pool #AB8457, 3.50%, 2/1/2028	791,169	836,123
Fannie Mae, Pool #AB8601, 3.00%, 3/1/2028	590,437	614,372
Fannie Mae, Pool #AL3301, 3.00%, 3/1/2028	1,209,623	1,258,637
Fannie Mae, Pool #AL3586, 3.00%, 3/1/2028	859,441	893,716
Fannie Mae, Pool #AR6001, 3.00%, 3/1/2028	171,779	178,799
Fannie Mae, Pool #AR6002, 3.00%, 3/1/2028	275,881	287,067
Fannie Mae, Pool #AR6024, 3.00%, 3/1/2028	860,114	894,954
Fannie Mae, Pool #AR8950, 3.00%, 3/1/2028	404,569	420,976
Fannie Mae, Pool #AT3152, 3.00%, 4/1/2028	658,099	684,783
Fannie Mae, Pool #MA1405, 3.00%, 4/1/2028	209,738	218,240
Fannie Mae, Pool #MA1423, 3.50%, 4/1/2028	185,585	196,136
Fannie Mae, Pool #AT2899, 3.00%, 5/1/2028	332,015	345,474
Fannie Mae, Pool #AT9599, 3.00%, 6/1/2028	435,286	452,855
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	95,947	102,747
Fannie Mae, Pool #745418, 5.50%, 4/1/2036	1,826,364	1,991,586
Fannie Mae, Pool #886904, 6.50%, 9/1/2036	227,697	251,344
Fannie Mae, Pool #888021, 6.00%, 12/1/2036	630,565	690,905
Fannie Mae, Pool #909786, 5.50%, 3/1/2037	641,219	698,198
Fannie Mae, Pool #918516, 5.50%, 6/1/2037	312,270	340,019
Fannie Mae, Pool #995050, 6.00%, 9/1/2037	799,679	877,214
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037	2,426,201	2,657,678
Fannie Mae, Pool #933521, 5.00%, 1/1/2038	72,462	78,621
Fannie Mae, Pool #972107, 5.00%, 2/1/2038	144,730	157,817
Fannie Mae, Pool #889260, 5.00%, 4/1/2038	84,071	91,260
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	1,684,129	1,842,433
Fannie Mae, Pool #912948, 5.00%, 5/1/2038	168,414	182,727
Fannie Mae, Pool #975840, 5.00%, 5/1/2038	148,299	160,973
Fannie Mae, Pool #889579, 6.00%, 5/1/2038	1,740,864	1,902,873
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	2,731,343	2,989,700
Fannie Mae, Pool #AD0119, 6.00%, 7/1/2038	1,413,299	1,543,735
Fannie Mae, Pool #986458, 6.00%, 8/1/2038	50,529	55,192
Fannie Mae, Pool #987831, 6.00%, 9/1/2038	179,791	196,384
Fannie Mae, Pool #990897, 6.00%, 9/1/2038	327,407	357,624
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	323,064	353,933
Fannie Mae, Pool #993920, 6.00%, 11/1/2038	173,997	190,055
Fannie Mae, Pool #257497, 6.00%, 12/1/2038	100,974	110,293
Fannie Mae, Pool #AA0675, 6.00%, 12/1/2038	96,094	105,158
Fannie Mae, Pool #971022, 5.00%, 1/1/2039	170,735	185,362
Fannie Mae, Pool #AA1810, 5.00%, 1/1/2039	185,671	201,451
Fannie Mae, Pool #988811, 6.00%, 1/1/2039	122,429	133,849
Fannie Mae, Pool #983686, 5.00%, 2/1/2039	228,412	247,824
Fannie Mae, Pool #AA7681, 4.50%, 6/1/2039	2,259,258	2,417,281
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	684,009	744,790
Fannie Mae, Pool #AE0604, 6.00%, 7/1/2039	2,473,902	2,702,223
Fannie Mae, Pool #AA6788, 6.00%, 8/1/2039	358,691	393,042
Fannie Mae, Pool #AC0463, 5.00%, 11/1/2039	215,491	233,998
Fannie Mae, Pool #AC5111, 5.00%, 11/1/2039	391,699	425,951
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	3,145,671	3,366,660

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #MA0259, 5.00%, 12/1/2039	177,396	$192,979
Fannie Mae, Pool #AC8573, 5.00%, 1/1/2040	310,048	337,218
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	3,540,306	3,873,363
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	988,489	1,079,719
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	4,212,003	4,600,736
Fannie Mae, Pool #AL2581, 6.00%, 6/1/2040	2,345,918	2,570,090
Fannie Mae, Pool #890519, 6.00%, 10/1/2040	5,783,674	6,319,745
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	1,955,828	2,093,459
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	808,815	866,832
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	590,647	633,220
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	1,975,351	2,122,119
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	508,143	544,806
Fannie Mae, Pool #AO8298, 3.50%, 8/1/2042	1,488,492	1,528,505
Fannie Mae, Pool #AB6228, 3.50%, 9/1/2042	1,467,061	1,508,798
Fannie Mae, Pool #AL3454, 3.00%, 4/1/2043	2,059,289	2,034,247
Fannie Mae, Pool #AT3045, 3.00%, 4/1/2043	480,929	475,280
Fannie Mae, Pool #AL3499, 3.50%, 5/1/2043	787,792	808,950
Fannie Mae, Pool #AB9782, 3.00%, 7/1/2043	1,102,604	1,090,111
Fannie Mae, Pool #MA1489, 3.00%, 7/1/2043	998,549	987,150
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	509,576	550,103
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	189,248	207,713
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	140,705	154,735
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	190,232	209,403
Freddie Mac, Pool #J16679, 3.00%, 9/1/2026	1,430,622	1,483,879
Freddie Mac, Pool #E09019, 3.00%, 12/1/2027	405,947	420,944
Freddie Mac, Pool #E09022, 3.00%, 1/1/2028	211,112	219,169
Freddie Mac, Pool #J22551, 3.00%, 1/1/2028	401,521	416,354
Freddie Mac, Pool #J22427, 3.00%, 2/1/2028	327,332	339,878
Freddie Mac, Pool #G14708, 3.50%, 2/1/2028	495,904	523,903
Freddie Mac, Pool #E09026, 3.00%, 3/1/2028	1,063,302	1,103,973
Freddie Mac, Pool #E09029, 3.00%, 3/1/2028	966,990	1,004,112
Freddie Mac, Pool #J23444, 3.00%, 4/1/2028	202,665	210,182
Freddie Mac, Pool #G08216, 5.50%, 8/1/2037	1,142,543	1,234,882
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	140,609	153,137
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	511,263	552,583
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	1,927,459	2,100,225
Freddie Mac, Pool #G04264, 5.50%, 4/1/2038	2,246,525	2,428,087
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	1,188,285	1,284,321
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	536,005	579,324
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	462,255	499,614
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	1,282,540	1,386,194
Freddie Mac, Pool #G04471, 5.50%, 7/1/2038	195,090	210,856
Freddie Mac, Pool #G04776, 5.50%, 7/1/2038	1,369,680	1,480,376
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	921,204	995,655
Freddie Mac, Pool #G05196, 5.50%, 10/1/2038	1,831,139	1,979,129
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	1,630,173	1,761,921
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	3,184,211	3,394,206
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	1,139,760	1,231,874
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	940,242	1,016,232
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	417,586	454,994

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	235,707	$256,962
Freddie Mac, Pool #G07104, 5.50%, 5/1/2040	965,968	1,045,806
Freddie Mac, Pool #G06789, 6.00%, 5/1/2040	1,147,977	1,251,281
Freddie Mac, Pool #C03815, 3.50%, 3/1/2042	473,448	484,403
Freddie Mac, Pool #G07213, 3.50%, 11/1/2042	1,306,727	1,337,429
Freddie Mac, Pool #C09026, 2.50%, 2/1/2043	2,073,318	1,941,196
Freddie Mac, Pool #V80002, 2.50%, 4/1/2043	2,568,058	2,404,290
Freddie Mac, Pool #Q19115, 3.00%, 6/1/2043	1,072,164	1,054,393
Freddie Mac, Pool #Q19118, 3.50%, 6/1/2043	1,994,487	2,041,495
Freddie Mac, Pool #Q19121, 3.50%, 6/1/2043	1,995,880	2,042,301
Freddie Mac, Pool #V80160, 3.50%, 6/1/2043	1,197,076	1,224,589
Freddie Mac, Pool #C09044, 3.50%, 7/1/2043	795,985	814,280
Ginnie Mae, Pool #671161, 5.50%, 11/15/2037	105,932	115,860

Total Mortgage-Backed Securities (Identified Cost $136,713,559)		137,070,786

Other Agencies - 11.5%
Fannie Mae, 2.375%, 7/28/2015	11,500,000	11,910,573
Fannie Mae, 0.50%, 9/28/2015	23,000,000	23,064,837
Fannie Mae, 0.375%, 12/21/2015	14,000,000	13,989,136
Fannie Mae, 1.375%, 11/15/2016	20,000,000	20,416,820
Fannie Mae, 0.875%, 8/28/2017	31,000,000	30,790,626
Freddie Mac, 0.50%, 5/13/2016	7,000,000	6,996,983
Freddie Mac, 2.00%, 8/25/2016	21,500,000	22,327,234
Freddie Mac, 1.25%, 5/12/2017	18,000,000	18,228,510
Freddie Mac, 2.375%, 1/13/2022	24,584,000	24,100,138

Total Other Agencies (Identified Cost $171,806,337)		171,824,857

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $308,519,896)		308,895,643

	SHARES

SHORT-TERM INVESTMENT - 2.8%

Dreyfus Cash Management, Inc. - Institutional Shares[7], 0.04%,
(Identified Cost $42,130,257)	42,130,257	42,130,257

TOTAL INVESTMENTS - 98.6%
(Identified Cost $1,384,266,997)		1,475,128,037
OTHER ASSETS, LESS LIABILITIES - 1.4%		21,328,951

NET ASSETS - 100%		$1,496,456,988

KEY:

ADR - American Depository Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CLP - Chilean Peso

EUR - Euro

GBP - British Pound

GDR - Global Depository Receipt

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

SGD - Singapore Dollar

#Less than 0.1%.

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2The rate shown is a fixed rate as of October 31, 2013; the rate becomes floating, based on LIBOR plus a spread, at dates ranging from 2015 to 2022.

3Amount is stated in USD unless otherwise noted.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $127,239,154 or 8.5%, of the Series’ net assets as of October 31, 2013 (see Note 2 to the financial statements).

5The coupon rate is floating and is the effective rate as of October 31, 2013.

6Represents a zero-coupon bond.

7Rate shown is the current yield as of October 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2013

ASSETS:

Investments, at value (identified cost $1,384,266,997) (Note 2)	$1,475,128,037
Cash	99,212
Foreign currency (identified cost $554)	558
Receivable for securities sold	14,665,206
Interest receivable	8,047,842
Receivable for fund shares sold	3,659,552
Dividends receivable	245,898
Foreign tax reclaims receivable	180,393

TOTAL ASSETS	1,502,026,698

LIABILITIES:

Accrued foreign capital gains tax (Note 2)	225
Accrued management fees (Note 3)	782,949
Accrued shareholder services fees (Class S) (Note 3)	181,938
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	107,160
Accrued fund accounting and administration fees (Note 3)	77,379
Accrued transfer agent fees (Note 3)	68,053
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	2,570,407
Payable for fund shares repurchased	1,634,203
Other payables and accrued expenses	146,989

TOTAL LIABILITIES	5,569,710

TOTAL NET ASSETS	$1,496,456,988

NET ASSETS CONSIST OF:

Capital stock	$1,141,312
Additional paid-in-capital	1,331,569,484
Undistributed net investment income	9,120,712
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	63,752,506
Net unrealized appreciation on investments (net of foreign capital gains tax of $225), foreign currency and translation of other assets and liabilities	90,872,974

TOTAL NET ASSETS	$1,496,456,988

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2013

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($1,027,159,793/72,420,089 shares)	$14.18

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($318,106,291/27,949,219 shares)	$11.38

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($102,919,275/9,368,076 shares)	$10.99

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($48,271,629/4,393,801 shares)	$10.99

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2013

INVESTMENT INCOME:

Interest	$24,300,014
Dividends (net of foreign taxes withheld, $317,607)	11,664,594

Total Investment Income	35,964,608

EXPENSES:

Management fees (Note 3)	8,820,219
Shareholder services fees (Class S) (Note 3)	2,113,065
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	888,654
Fund accounting and administration fees (Note 3)	277,793
Transfer agent fees (Note 3)	245,460
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	208,169
Directors’ fees (Note 3)	34,054
Chief Compliance Officer service fees (Note 3)	2,370
Custodian fees	104,014
Miscellaneous	374,275

Total Expenses	13,068,073

NET INVESTMENT INCOME	22,896,535

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	67,285,749
Foreign currency and translation of other assets and liabilities	(212,761)

67,072,988

Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $225)	19,743,206
Foreign currency and translation of other assets and liabilities	10,102

19,753,308

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	86,826,296

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$109,722,831

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$22,896,535	$20,049,842
Net realized gain on investments and foreign currency	67,072,988	27,785,875
Net change in unrealized appreciation (depreciation) on investments and foreign currency	19,753,308	37,011,895

Net increase from operations	109,722,831	84,847,612

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(14,804,570)	(15,950,542)
From net investment income (Class I)	(5,357,086)	(4,666,555)
From net investment income (Class C)	(974,500)	(818,634)
From net investment income (Class R)	(608,022)	(291,148)
From net realized gain on investments (Class S)	(21,212,380)	(14,036,267)
From net realized gain on investments (Class I)	(6,649,603)	(3,415,773)
From net realized gain on investments (Class C)	(2,048,612)	(925,150)
From net realized gain on investments (Class R)	(927,955)	(105,151)

Total distributions to shareholders	(52,582,728)	(40,209,220)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	110,559,153	186,355,904

Net increase in net assets	167,699,256	230,994,296

NET ASSETS:

Beginning of year	1,328,757,732	1,097,763,436

End of year (including undistributed net investment income of $ 9,120,712 and $7,916,027, respectively)	$1,496,456,988	$1,328,757,732

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.62	$13.16	$13.37	$12.21	$11.13

Income (loss) from investment operations:
Net investment income[1]	0.22	0.22	0.25	0.29	0.23
Net realized and unrealized gain (loss) on investments	0.83	0.69	0.12	1.07	1.07

Total from investment operations	1.05	0.91	0.37	1.36	1.30

Less distributions to shareholders:
From net investment income	(0.20)	(0.24)	(0.24)	(0.20)	(0.22)
From net realized gain on investments	(0.29)	(0.21)	(0.34)	—	—

Total distributions to shareholders	(0.49)	(0.45)	(0.58)	(0.20)	(0.22)

Net asset value - End of year	$14.18	$13.62	$13.16	$13.37	$12.21

Net assets - End of year (000’s omitted)	$1,027,160	$973,964	$870,693	$683,681	$328,201

Total return[2]	7.93%	7.15%	2.87%	11.26%	11.83%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.87%	0.88%	0.89%	0.90%	0.90%
Net investment income	1.58%	1.65%	1.87%	2.28%	1.97%
Series portfolio turnover	54%	54%	25%	42%	47%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[3]	0.03%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.03	$10.75	$11.03	$10.11	$9.27

Income (loss) from investment operations:
Net investment income[1]	0.20	0.20	0.22	0.26	0.21
Net realized and unrealized gain (loss) on investments	0.66	0.55	0.10	0.88	0.87

Total from investment operations	0.86	0.75	0.32	1.14	1.08

Less distributions to shareholders:
From net investment income	(0.22)	(0.26)	(0.26)	(0.22)	(0.24)
From net realized gain on investments	(0.29)	(0.21)	(0.34)	—	—

Total distributions to shareholders	(0.51)	(0.47)	(0.60)	(0.22)	(0.24)

Net asset value - End of year	$11.38	$11.03	$10.75	$11.03	$10.11

Net assets - End of year (000’s omitted)	$318,106	$249,566	$181,345	$139,399	$95,879

Total return[2]	8.15%	7.34%	3.07%	11.49%	11.94%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.67%	0.68%	0.69%	0.70%	0.70%
Net investment income	1.77%	1.84%	2.07%	2.48%	2.17%
Series portfolio turnover	54%	54%	25%	42%	47%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[3]	0.03%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class C

	FOR THE YEARS ENDED			FOR THE PERIOD 1/4/10[1] TO 10/31/10
	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.68	$10.42	$10.73	$10.00

Income from investment operations:
Net investment income[2]	0.08	0.09	0.11	0.12
Net realized and unrealized gain on investments	0.65	0.55	0.10	0.68

Total from investment operations	0.73	0.64	0.21	0.80

Less distributions to shareholders:
From net investment income	(0.13)	(0.17)	(0.18)	(0.07)
From net realized gain on investments	(0.29)	(0.21)	(0.34)	—

Total distributions to shareholders	(0.42)	(0.38)	(0.52)	(0.07)

Net asset value - End of period	$10.99	$10.68	$10.42	$10.73

Net assets - End of period (000’s omitted)	$102,919	$72,239	$42,898	$17,514

Total return[3]	7.06%	6.42%	2.06%	8.03%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.67%	1.69%	1.69%	1.70%[4]
Net investment income	0.78%	0.84%	1.03%	1.43%[4]
Series portfolio turnover	54%	54%	25%	42%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[4,5]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

	FOR THE YEARS ENDED			FOR THE PERIOD 6/30/10[1] TO 10/31/10
	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.67	$10.44	$10.76	$10.00

Income from investment operations:
Net investment income[2]	0.14	0.14	0.13	0.05
Net realized and unrealized gain on investments	0.64	0.54	0.13	0.71

Total from investment operations	0.78	0.68	0.26	0.76

Less distributions to shareholders:
From net investment income	(0.17)	(0.24)	(0.24)	—
From net realized gain on investments	(0.29)	(0.21)	(0.34)	—

Total distributions to shareholders	(0.46)	(0.45)	(0.58)	—

Net asset value - End of period	$10.99	$10.67	$10.44	$10.76

Net assets - End of period (000’s omitted)	$48,272	$32,988	$2,828	$1

Total return[3]	7.64%	6.85%	2.61%	7.60%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.17%	1.19%	1.19%	1.20%[4]
Net investment income	1.28%	1.32%	1.31%	1.51%[4]
Series portfolio turnover	54%	54%	25%	42%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Moderate Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S3	13.07%	9.93%	6.95%	7.24%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class I3,4	13.34%	10.23%	7.09%	7.32%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class C3,5	12.27%	9.12%	6.18%	6.51%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class R3,5	12.77%	9.60%	6.68%	7.03%
Barclays U.S. Aggregate Bond Index[6]	-1.08%	6.09%	4.78%	5.77%
30/10/60 Blended Index[7]	9.40%	10.04%	6.44%	7.15%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2013 to the Barclays U.S. Aggregate Bond Index and the 30/10/60 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 15, 1993, the Class S inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1993.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this net expense ratio was 1.06% for Class S, 0.81% for Class I, 1.81% for Class C and 1.31% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.06% for Class S, 0.81% for Class I, 1.81% for class C and 1.31% for Class R for the year ended October 31, 2013.

4For the periods through the inception of Class I on March 28, 2008 performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S adjusted for expense differences.

6The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Performance Update - Pro-Blend® Moderate Term Series

(unaudited)

7The 30/10/60 Blended Index is represented by 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), and 60% Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices.

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,045.70	$5.47	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40	1.06%
Class I
Actual	$1,000.00	$1,047.00	$4.18	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Class C
Actual	$1,000.00	$1,042.40	$9.32	1.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20	1.81%
Class R
Actual	$1,000.00	$1,044.70	$6.75	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67	1.31%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Moderate Term Series

As of October 31, 2013 (unaudited)

Sector Allocation[3]
Financials	25.9%
Consumer Discretionary	16.8%
Information Technology	15.8%
Energy	12.7%
Health Care	7.9%
Consumer Staples	6.9%
Industrials	6.2%
Materials	5.5%
Telecommunication Services	1.9%
Utilities	0.4%

[3] Including common stocks, preferred stocks, and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[4]
Hess Corp.	2.8%
EMC Corp.	1.8%
Electronic Arts, Inc.	1.6%
Apple, Inc.	1.4%
Juniper Networks, Inc.	1.3%
Alcoa, Inc.	1.2%
DIRECTV	1.2%
Qualcomm, Inc.	1.2%
Viacom, Inc. - Class B	1.2%
Nestle S.A. (Switzerland)	1.1%

4 As a percentage of total investments.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 48.2%

Consumer Discretionary - 9.6%
Auto Components - 0.1%
BorgWarner, Inc.	1,300	$134,069
F.C.C. Co. Ltd. (Japan)[1]	8,700	198,751
Hankook Tire Co. Ltd. (South Korea)[1]	10,712	628,413
Musashi Seimitsu Industry Co. Ltd. (Japan)[1]	9,200	217,095
Nissin Kogyo Co. Ltd. (Japan)[1]	12,500	233,821

		1,412,149

Automobiles - 0.1%
Hyundai Motor Co. (South Korea)[1]	1,200	285,893
Tesla Motors, Inc.*	3,600	575,784
Toyota Motor Corp. (Japan)[1]	4,900	317,707

		1,179,384

Diversified Consumer Services - 0.0%#
Anhanguera Educacional Participacoes S.A. (Brazil)	79,470	475,358

Hotels, Restaurants & Leisure - 1.0%
Accor S.A. (France)[1]	185,480	8,290,237
Arcos Dorados Holdings, Inc., Class A (Argentina)	10,350	124,614
BJ’s Restaurants, Inc.*	14,700	397,782
Hyatt Hotels Corp. - Class A*	10,810	514,556
InterContinental Hotels Group plc (United Kingdom)[1]	24,937	726,589
Orient-Express Hotels Ltd. - ADR - Class A*	50,290	669,360
Yum! Brands, Inc.	82,850	5,602,317

		16,325,455

Household Durables - 0.2%
DR Horton, Inc.	25,260	478,677
Lennar Corp. - Class A	20,240	719,532
LG Electronics, Inc. (South Korea)[1]	5,610	359,354
NVR, Inc.*	330	302,716
Rodobens Negocios Imobiliarios S.A. (Brazil)	36,860	223,773
Toll Brothers, Inc.*	16,510	542,849

		2,626,901

Internet & Catalog Retail - 0.1%
HomeAway, Inc.*	36,930	1,094,974
Ocado Group plc (United Kingdom)*[1]	68,220	474,730
Shutterfly, Inc.*	10,680	524,815

		2,094,519

Leisure Equipment & Products - 0.0%#
Nikon Corp. (Japan)[1]	11,700	216,289

Media - 7.1%
British Sky Broadcasting Group plc (United Kingdom)[1]	31,890	479,150
DIRECTV*	287,460	17,963,375
Imax Corp. (Canada)*	23,910	696,977
LIN Media LLC - Class A*	103,690	2,547,663
Mediaset Espana Comunicacion S.A. (Spain)*[1]	32,220	393,224
ProSiebenSat.1 Media AG (Germany)[1]	1,910	90,806
Reed Elsevier plc - ADR (United Kingdom)	4,434	249,102
Sinclair Broadcast Group, Inc. - Class A	125,870	4,035,392
Societe Television Francaise 1 (France)[1]	29,110	560,892
Starz - Class A*	343,880	10,367,982
Time Warner, Inc.	250,150	17,195,311
Tribune Co.*	60,720	4,065,204
Twenty-First Century Fox, Inc.	467,410	15,929,333
Valassis Communications, Inc.	22,870	625,723
Viacom, Inc. - Class B	230,350	19,185,851
The Walt Disney Co.	244,780	16,789,460
ZON OPTIMUS SGPS S.A. (Portugal)[1]	135,390	928,669

		112,104,114

Multiline Retail - 0.0%#
Marks & Spencer Group plc (United Kingdom)[1]	21,410	172,655

Specialty Retail - 0.3%
Aeropostale, Inc.*	22,820	211,998
American Eagle Outfitters, Inc.	32,990	511,015
Belle International Holdings Ltd. (Hong Kong)[1]	346,900	489,137
Chico’s FAS, Inc.	10,430	178,874
China ZhengTong Auto Services Holdings Ltd. (China)*[1]	181,000	126,035
Dick’s Sporting Goods, Inc.	11,070	589,035
Group 1 Automotive, Inc.	3,290	210,560
Hennes & Mauritz AB - Class B (Sweden)[1]	6,690	289,087
Komeri Co. Ltd. (Japan)[1]	9,900	241,767
Penske Automotive Group, Inc.	6,560	259,907
Rent-A-Center, Inc.	10,320	353,357
Select Comfort Corp.*	4,210	77,127
Sonic Automotive, Inc. - Class A	10,550	235,054

		3,772,953

Textiles, Apparel & Luxury Goods - 0.7%
Adidas AG (Germany)[1]	4,150	472,876
Daphne International Holdings Ltd. (China)[1]	288,000	150,147
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods (continued)
Hugo Boss AG (Germany)[1]	2,480	$323,063
Kering (France)[1]	1,625	368,276
Lululemon Athletica, Inc. (Canada)*	136,800	9,446,040

		10,760,402

Total Consumer Discretionary		151,140,179

Consumer Staples - 4.5%
Beverages - 1.3%
Anheuser-Busch InBev N.V. (Belgium)[1]	116,320	12,058,208
C&C Group plc (Ireland)[1]	82,070	480,466
Carlsberg A/S - Class B (Denmark)[1]	5,800	579,339
Cia Cervecerias Unidas S.A. - ADR (Chile)	9,075	242,212
Cia de Bebidas das Americas (AmBev) - ADR (Brazil)	118,290	4,400,388
Diageo plc (United Kingdom)[1]	22,700	723,624
Kirin Holdings Co. Ltd. (Japan)[1]	30,000	438,465
SABMiller plc (United Kingdom)[1]	4,270	222,643
Tsingtao Brewery Co. Ltd. - Class H (China)[1]	66,000	540,504

		19,685,849

Food & Staples Retailing - 0.2%
Carrefour S.A. (France)[1]	23,947	874,130
Casino Guichard-Perrachon S.A. (France)[1]	2,420	272,021
Distribuidora Internacional de Alimentacion S.A. (Spain)[1]	55,640	507,271
Koninklijke Ahold N.V. (Netherlands)[1]	11,940	226,939
Tesco plc (United Kingdom)[1]	182,805	1,066,335
Whole Foods Market, Inc.	4,620	291,661

		3,238,357

Food Products - 2.4%
Annie’s, Inc.*	1,470	69,457
Barry Callebaut AG (Switzerland)[1]	370	386,576
Charoen Pokphand Foods PCL (Thailand)[1]	600,680	468,734
Danone (France)[1]	10,810	800,637
Glanbia plc (Ireland)[1]	8,820	123,586
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)	138,570	466,246
Kraft Foods Group, Inc.	84,553	4,597,992
M Dias Branco S.A. (Brazil)	5,100	239,200
Nestle S.A. (Switzerland)[1]	242,760	17,523,378
Unilever plc - ADR (United Kingdom)	302,529	12,279,652

		36,955,458

Household Products - 0.0%#
Reckitt Benckiser Group plc (United Kingdom)[1]	8,900	692,062

Personal Products - 0.0%#
Beiersdorf AG (Germany)[1]	1,320	125,867
Kao Corp. (Japan)[1]	10,300	343,027
Natura Cosmeticos S.A. (Brazil)	9,100	181,984

		650,878

Tobacco - 0.6%
Gudang Garam Tbk PT (Indonesia)[1]	38,000	124,242
Imperial Tobacco Group plc (United Kingdom)[1]	257,590	9,616,929
Swedish Match AB (Sweden)[1]	12,920	426,009

		10,167,180

Total Consumer Staples		71,389,784

Energy - 7.8%
Energy Equipment & Services - 3.3%
Anton Oilfield Services Group (China)[1]	78,000	49,335
Baker Hughes, Inc.	203,490	11,820,734
Calfrac Well Services Ltd. (Canada)	20,230	630,581
Cameron International Corp.*	220,080	12,073,589
CARBO Ceramics, Inc.	4,790	600,379
CGG (France)*[1]	11,858	260,639
Core Laboratories N.V. - ADR	750	140,415
Fugro N.V. (Netherlands)[1]	1,890	118,164
Gulfmark Offshore, Inc. - Class A	2,680	133,410
ION Geophysical Corp.*	32,500	150,800
Key Energy Services, Inc.*	12,140	94,935
National Oilwell Varco, Inc.	1,250	101,475
Petroleum Geo-Services ASA (Norway)[1]	16,200	196,475
Prosafe SE (Norway)[1]	11,150	95,566
Schlumberger Ltd.	148,715	13,937,570
SPT Energy Group, Inc. (China)[1]	114,000	62,748
Trican Well Service Ltd. (Canada)	40,240	565,402
Weatherford International Ltd. - ADR*	631,020	10,373,969

		51,406,186

Oil, Gas & Consumable Fuels - 4.5%
Apache Corp.	35,870	3,185,256
Cameco Corp. (Canada)	18,770	356,630
Cloud Peak Energy, Inc.*	63,710	994,513
Encana Corp. (Canada)	30,670	549,606
EOG Resources, Inc.	31,850	5,682,040
Hess Corp.	538,740	43,745,688
Koninklijke Vopak N.V. (Netherlands)[1]	3,920	241,094
Pacific Rubiales Energy Corp. (Colombia)	12,470	257,975
Peabody Energy Corp.	350,370	6,825,208
Petroleo Brasileiro S.A. - ADR (Brazil)	42,900	779,064
Range Resources Corp.	81,210	6,148,409

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell plc - Class B (Netherlands)[1]	6,202	$214,715
Royal Dutch Shell plc - Class B - ADR (Netherlands)	6,790	472,041
Statoil ASA (Norway)[1]	12,290	290,796
Talisman Energy, Inc. (Canada)	66,150	824,773
Whitehaven Coal Ltd. (Australia)*[1]	39,000	59,740

		70,627,548

Total Energy		122,033,734

Financials - 3.9%
Capital Markets - 0.0%#
Daiwa Securities Group, Inc. (Japan)[1]	46,000	420,154

Commercial Banks - 0.1%
Hong Leong Financial Group Berhad (Malaysia)[1]	117,900	565,103
HSBC Holdings plc (United Kingdom)[1]	32,900	360,631
ICICI Bank Ltd. - ADR (India)	7,650	285,498
Shinhan Financial Group Co. Ltd. (South Korea)[1]	9,100	396,793
Sumitomo Mitsui Trust Holdings, Inc. (Japan)[1]	106,000	523,543

		2,131,568

Diversified Financial Services - 0.6%
JSE Ltd. (South Africa)[1]	121,790	1,065,189
MarketAxess Holdings, Inc.	5,320	347,024
McGraw-Hill Financial, Inc.	100,780	7,022,350

		8,434,563

Insurance - 0.3%
Admiral Group plc (United Kingdom)[1]	10,160	208,020
Allianz SE (Germany)[1]	7,010	1,177,001
AXA S.A. (France)[1]	11,080	276,064
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	131,700	1,199,304
First American Financial Corp.	12,210	315,751
Mapfre S.A. (Spain)[1]	204,600	821,614
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	3,525	735,432
Zurich Insurance Group AG (Switzerland)[1]	1,580	436,591

		5,169,777

Real Estate Investment Trusts (REITS) - 2.4%
Agree Realty Corp.	20,700	653,499
Alexandria Real Estate Equities, Inc.	41,790	2,748,946
Alstria Office REIT AG (Germany)[1]	38,200	484,327
American Assets Trust, Inc.	12,960	431,438
American Campus Communities, Inc.	14,830	512,525
Apartment Investment & Management Co. - Class A	16,410	459,152
Associated Estates Realty Corp.	30,940	474,620
AvalonBay Communities, Inc.	3,230	403,911
BioMed Realty Trust, Inc.	161,140	3,209,909
Boston Properties, Inc.	8,650	895,275
Camden Property Trust	6,420	412,164
Cedar Realty Trust, Inc.	118,960	679,262
Coresite Realty Corp.	24,760	803,214
Corporate Office Properties Trust	118,450	2,913,870
CubeSmart	30,510	557,418
Digital Realty Trust, Inc.	48,190	2,296,735
DuPont Fabros Technology, Inc.	141,380	3,513,293
Education Realty Trust, Inc.	32,910	300,797
Equity Lifestyle Properties, Inc.	10,400	395,096
Equity Residential	7,740	405,266
General Growth Properties, Inc.	53,060	1,126,464
HCP, Inc.	21,610	896,815
Health Care REIT, Inc.	17,790	1,153,681
Healthcare Realty Trust, Inc.	15,140	363,511
Healthcare Trust of America, Inc.*	43,230	502,332
Home Properties, Inc.	10,250	618,177
Host Hotels & Resorts, Inc.	53,994	1,001,589
Kimco Realty Corp.	37,820	812,373
Land Securities Group plc (United Kingdom)[1]	6,770	107,320
Mack-Cali Realty Corp.	22,970	472,263
Mid-America Apartment Communities, Inc.	9,110	604,904
National Retail Properties, Inc.	15,760	542,144
Pebblebrook Hotel Trust	49,230	1,486,746
Plum Creek Timber Co., Inc.	2,350	106,690
Potlatch Corp.	2,550	104,117
Public Storage	2,630	439,131
Rayonier, Inc.	1,920	90,278
Realty Income Corp.	6,480	269,892
Simon Property Group, Inc.	10,730	1,658,321
Sovran Self Storage, Inc.	12,950	990,545
UDR, Inc.	29,900	741,819
Unibail-Rodamco SE (France)[1]	1,410	368,391
Ventas, Inc.	14,500	945,980
Vornado Realty Trust	1,490	132,699
Weyerhaeuser Co.	4,030	122,512

		38,209,411

Real Estate Management & Development - 0.5%
General Shopping Brasil S.A. (Brazil)*	109,330	468,515

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Management & Development (continued)
Realogy Holdings Corp.*	166,160	$6,835,822

		7,304,337

Thrifts & Mortgage Finance - 0.0%#
Aareal Bank AG (Germany)*[1]	8,370	321,017
Groupe Fnac S.A. (France)*[1]	203	5,681

		326,698

Total Financials		61,996,508

Health Care - 5.1%
Biotechnology - 0.2%
Green Cross Corp. (South Korea)[1]	18,859	2,328,261
Incyte Corp. Ltd.*	12,450	485,550
Seattle Genetics, Inc.*	21,620	835,181

		3,648,992

Health Care Equipment & Supplies - 1.9%
Becton, Dickinson and Co.	91,980	9,669,857
BioMerieux (France)[1]	10,240	1,028,296
Carl Zeiss Meditec AG (Germany)[1]	12,060	380,950
GN Store Nord A/S (Denmark)[1]	39,500	901,106
HeartWare International, Inc.*	16,420	1,191,435
Hologic, Inc.*	43,890	982,697
Mindray Medical International Ltd. - ADR (China)	29,600	1,113,256
Neogen Corp.*	11,415	527,601
Quidel Corp.*	29,600	731,120
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	1,394,700	1,309,611
Sirona Dental Systems, Inc.*	15,040	1,086,640
Sonova Holding AG (Switzerland)[1]	11,480	1,494,021
Straumann Holding AG (Switzerland)[1]	5,370	1,067,347
Teleflex, Inc.	52,620	4,850,512
Thoratec Corp.*	45,480	1,964,281
Volcano Corp.*	49,810	954,858

		29,253,588

Health Care Providers & Services - 0.3%
Diagnosticos da America S.A. (Brazil)	112,850	579,312
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	14,220	939,750
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	11,070	364,424
Life Healthcare Group Holdings Ltd. (South Africa)[1]	244,599	997,670
Odontoprev S.A. (Brazil)	37,730	155,959
Qualicorp S.A. (Brazil)*	87,570	820,114
Sonic Healthcare Ltd. (Australia)[1]	8,870	135,403

		3,992,632

Health Care Technology - 1.1%
Cerner Corp.*	298,876	16,746,022

Life Sciences Tools & Services - 0.5%
Gerresheimer AG (Germany)[1]	3,210	212,339
Lonza Group AG (Switzerland)[1]	18,320	1,635,297
QIAGEN N.V. (Netherlands)*[1]	12,340	283,216
QIAGEN N.V. - ADR (Netherlands)*	277,450	6,425,742

		8,556,594

Pharmaceuticals - 1.1%
AstraZeneca plc (United Kingdom)[1]	1,890	100,058
AstraZeneca plc - ADR (United Kingdom)	11,950	631,677
Bayer AG (Germany)[1]	9,575	1,187,805
GlaxoSmithKline plc (United Kingdom)[1]	12,270	323,469
Johnson & Johnson	139,420	12,911,686
Novo Nordisk A/S - Class B (Denmark)[1]	5,640	939,357
Shire plc (Ireland)[1]	16,965	752,241
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	7,240	268,532
UCB S.A. (Belgium)[1]	12,340	810,024

		17,924,849

Total Health Care		80,122,677

Industrials - 3.5%
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	185,900	11,105,666

Airlines - 0.2%
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)*	335,220	1,733,087
Latam Airlines Group S.A. - ADR (Chile)	13,770	227,893
Ryanair Holdings plc - ADR (Ireland)	11,310	567,875
Spirit Airlines, Inc.*	30,250	1,305,287

		3,834,142

Commercial Services & Supplies - 0.1%
Aggreko plc (United Kingdom)[1]	17,020	438,885
Interface, Inc.	6,660	134,865
Tomra Systems ASA (Norway)[1]	49,750	457,549

		1,031,299

Electrical Equipment - 0.1%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	17,600	448,272
Alstom S.A. (France)[1]	15,620	579,831
Nexans S.A. (France)[1]	3,755	166,952
Polypore International, Inc.*	6,340	286,568

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment (continued)
Schneider Electric S.A. (France)[1]	6,060	$509,937

		1,991,560

Industrial Conglomerates - 0.9%
General Electric Co.	446,110	11,661,315
Siemens AG (Germany)[1]	16,600	2,121,360

		13,782,675

Machinery - 1.2%
AGCO Corp.	4,370	255,121
Andritz AG (Austria)[1]	6,720	413,832
Briggs & Stratton Corp.	11,040	202,474
Caterpillar, Inc.	102,060	8,507,722
FANUC Corp. (Japan)[1]	8,100	1,299,302
Joy Global, Inc.	106,060	6,018,905
Kennametal, Inc.	5,760	264,960
KUKA AG (Germany)[1]	2,930	133,350
Pentair Ltd. - ADR	6,900	462,921
Titan International, Inc.	11,250	163,125
Westport Innovations, Inc. - ADR (Canada)*	29,170	683,453
Xylem, Inc.	12,580	434,010

		18,839,175

Marine - 0.1%
Baltic Trading Ltd.	48,480	217,190
D/S Norden A/S (Denmark)[1]	6,410	281,937
Diana Shipping, Inc. - ADR (Greece)*	4,820	54,659
Nippon Yusen Kabushiki Kaisha (Japan)[1]	16,000	48,888
Pacific Basin Shipping Ltd. (Hong Kong)[1]	41,000	29,340
Precious Shipping PCL (Thailand)[1]	177,200	109,320
Sinotrans Shipping Ltd. (China)[1]	743,000	244,362

		985,696

Professional Services - 0.0%#
ALS Ltd. (Australia)[1]	24,890	235,454
Experian plc (United Kingdom)[1]	20,290	413,080

		648,534

Trading Companies & Distributors - 0.1%
Brenntag AG (Germany)[1]	3,580	605,772
Mills Estruturas e Servicos de Engenharia S.A. (Brazil)	26,800	372,056
MSC Industrial Direct Co., Inc. - Class A	1,060	80,952

		1,058,780

Transportation Infrastructure - 0.1%
Groupe Eurotunnel S.A. (France)[1]	74,880	724,909
Malaysia Airports Holdings Berhad (Malaysia)[1]	125,420	334,263

		1,059,172

Total Industrials		54,336,699

Information Technology - 10.7%
Communications Equipment - 2.7%
Alcatel-Lucent - ADR (France)*	353,360	1,353,369
F5 Networks, Inc.*	8,380	683,054
Juniper Networks, Inc.*	1,066,900	19,887,016
Polycom, Inc.*	115,250	1,198,600
Qualcomm, Inc.	263,310	18,292,146
Riverbed Technology, Inc.*	62,330	923,731

		42,337,916

Computers & Peripherals - 3.2%
Apple, Inc.	40,150	20,972,353
EMC Corp.	1,178,640	28,369,865
Fusion-io, Inc.*	5,340	57,405
Stratasys Ltd.*	1,410	159,654

		49,559,277

Electronic Equipment, Instruments & Components - 0.2%
Hitachi Ltd. (Japan)[1]	245,000	1,713,801
Keyence Corp. (Japan)[1]	1,123	481,307
Rofin-Sinar Technologies, Inc.*	28,730	754,163

		2,949,271

Internet Software & Services - 2.0%
eBay, Inc.*	212,640	11,208,254
Google, Inc. - Class A*	14,336	14,774,395
LinkedIn Corp. - Class A*	6,030	1,348,730
LogMeIn, Inc.*	59,910	1,935,093
NetEase, Inc. - ADR (China)	3,180	214,682
SciQuest, Inc.*	28,900	631,176
Tencent Holdings Ltd. (China)[1]	29,300	1,597,742

		31,710,072

IT Services - 0.4%
Amdocs Ltd. - ADR	32,860	1,263,467
InterXion Holding N.V. - ADR (Netherlands)*	9,640	216,514
VeriFone Systems, Inc.*	235,590	5,338,469

		6,818,450

Office Electronics - 0.0%#
Canon, Inc. (Japan)[1]	5,100	160,939

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment - 0.3%
Kulicke & Soffa Industries, Inc. (Singapore)*	62,200	$802,380
Samsung Electronics Co. Ltd. (South Korea)[1]	790	1,089,457
Silicon Motion Technology Corp. - ADR (Taiwan)	78,300	970,137
Skyworks Solutions, Inc.*	29,930	771,595
Tokyo Electron Ltd. (Japan)[1]	12,160	667,251

		4,300,820

Software - 1.9%
Aspen Technology, Inc.*	1,840	70,343
AutoNavi Holdings Ltd. - ADR (China)* .	43,900	678,694
Aveva Group plc (United Kingdom)[1]	9,531	394,915
Electronic Arts, Inc.*	915,950	24,043,687
Fortinet, Inc.*	35,730	718,530
MICROS Systems, Inc.*	14,840	805,070
Qualys, Inc.*	500	10,400
RealPage, Inc.*	55,990	1,373,435
SAP AG (Germany)[1]	12,350	966,419
Temenos Group AG (Switzerland)[1]	16,430	418,659
Totvs S.A. (Brazil)	10,600	179,711

		29,659,863

Total Information Technology		167,496,608

Materials - 2.6%
Chemicals - 1.3%
BASF SE (Germany)[1]	4,890	507,655
Linde AG (Germany)[1]	4,880	926,353
Monsanto Co.	107,510	11,275,649
Syngenta AG (Switzerland)[1]	16,470	6,647,567
Tronox Ltd. - Class A	11,320	261,379
Umicore S.A. (Belgium)[1]	8,530	406,191
Yingde Gases Group Co., Ltd. (China)[1]	184,000	188,894

		20,213,688

Construction Materials - 0.0%#
CRH plc (Ireland)[1]	10,940	266,783
Holcim Ltd. (Switzerland)[1]	2,850	211,982

		478,765

Metals & Mining - 1.3%
Alcoa, Inc.	2,017,490	18,702,132
Alumina Ltd. (Australia)*[1]	276,240	268,581
Impala Platinum Holdings Ltd. (South Africa)[1]	21,490	261,032
Noranda Aluminum Holding Corp.	87,880	239,034
Norsk Hydro ASA (Norway)[1]	41,590	185,607
ThyssenKrupp AG (Germany)*[1]	3,980	101,544

		19,757,930

Total Materials		40,450,383

Telecommunication Services - 0.5%
Diversified Telecommunication Services - 0.5%
Telefonica S.A. - ADR (Spain)*	37,580	656,523
Telenor ASA (Norway)[1]	250,070	6,008,587
Telenor ASA - ADR (Norway)[2]	9,580	691,772
Vivendi S.A. (France)[1]	11,060	280,037
Ziggo N.V. (Netherlands)[1]	2,110	90,454

		7,727,373

Wireless Telecommunication Services - 0.0%#
America Movil SAB de C.V. - Class L - ADR (Mexico)	19,090	408,717
MTN Group Ltd. (South Africa)[1]	10,810	214,872

		623,589

Total Telecommunication Services		8,350,962

Utilities - 0.0%#
Independent Power Producers & Energy Traders - 0.0%#
Dynegy, Inc.*	24,980	485,361

TOTAL COMMON STOCKS (Identified Cost $614,264,562)		757,802,895

PREFERRED STOCKS - 0.4%

Financials - 0.4%
Commercial Banks - 0.2%
BB&T Corp., Series D (non-cumulative), 5.85%	44,000	1,001,440
PNC Financial Services Group, Inc., Series Q (non-cumulative), 5.375%	47,175	997,279
U.S. Bancorp., Series F (non-cumulative), 6.50%[3]	29,800	799,236

		2,797,955

Diversified Financial Services - 0.1%
JPMorgan Chase & Co., Series P (non-cumulative), 5.45%	49,000	1,053,010

Insurance - 0.0%#
Principal Financial Group, Inc., Series A (non-cumulative), 5.563%[3]	7,100	703,610

Real Estate Investment Trusts (REITS) - 0.1%
Boston Properties, Inc., Series F, 5.25%.	49,000	1,069,180
National Retail Properties, Inc., 5.70%	25,000	497,500

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

PREFERRED STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Public Storage, Series Q, 6.50%	37,110	$916,246

		2,482,926

TOTAL PREFERRED STOCKS (Identified Cost $7,718,753)		7,037,501

	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS - 24.1%

Convertible Corporate Bonds - 0.1%
Financials - 0.1%
Real Estate Investment Trusts (REITS) - 0.1%
BioMed Realty LP5 , 3.75%, 1/15/2030 (Identified Cost $959,062)	825,000	991,547

Non-Convertible Corporate Bonds - 24.0%
Consumer Discretionary - 2.6%
Auto Components - 0.1%
Gestamp Funding Luxembourg S.A. (Spain)[5] , 5.625%, 5/31/2020	690,000	696,900
Pittsburgh Glass Works LLC[5] , 8.00%, 11/15/2018	610,000	622,200

		1,319,100

Diversified Consumer Services - 0.2%
Block Financial LLC, 5.50%, 11/1/2022	2,595,000	2,716,127

Hotels, Restaurants & Leisure - 0.4%
International Game Technology, 7.50%, 6/15/2019	4,255,000	5,022,168
Royal Caribbean Cruises, Ltd., 11.875%, 7/15/2015	555,000	649,350

		5,671,518

Household Durables - 0.5%
Lennar Corp., 6.95%, 6/1/2018	595,000	664,913
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	1,855,000	1,983,188
NVR, Inc., 3.95%, 9/15/2022	528,000	514,735
Tupperware Brands Corp., 4.75%, 6/1/2021	3,995,000	4,121,326
Weekley Homes LLC - Weekley Finance Corp.[5] , 6.00%, 2/1/2023	680,000	657,900

		7,942,062

Media - 1.0%
British Sky Broadcasting Group plc (United Kingdom)[5] , 9.50%, 11/15/2018	2,100,000	2,756,613
CCO Holdings LLC - CCO Holdings Capital Corp.[5] , 5.25%, 3/15/2021	1,175,000	1,133,875
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	2,115,000	2,279,177
Discovery Communications LLC, 5.05%, 6/1/2020	2,015,000	2,245,280
NAI Entertainment Holdings - NAI Entertainment Holdings Finance Corp.[5] , 5.00%, 8/1/2018	595,000	609,875
Sirius XM Radio, Inc.[5] , 4.25%, 5/15/2020	1,405,000	1,340,019
Starz LLC - Starz Finance Corp., 5.00%, 9/15/2019	930,000	939,300
Time Warner, Inc., 3.15%, 7/15/2015	125,000	130,069
Time Warner, Inc., 4.875%, 3/15/2020	1,200,000	1,327,668
Time Warner, Inc., 4.75%, 3/29/2021	1,610,000	1,746,349
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[5] , 5.50%, 1/15/2023	930,000	918,375
Virgin Media Secured Finance plc (United Kingdom), 5.25%, 1/15/2021	870,000	882,768

		16,309,368

Multiline Retail - 0.1%
Dollar General Corp., 1.875%, 4/15/2018	1,270,000	1,239,893
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	1,320,000	1,198,757

		2,438,650

Specialty Retail - 0.2%
Dufry Finance SCA (Switzerland)[5] , 5.50%, 10/15/2020	520,000	527,301
The Home Depot, Inc., 5.40%, 3/1/2016	1,615,000	1,787,298
Rent-A-Center, Inc., 6.625%, 11/15/2020	590,000	623,187

		2,937,786

Textiles, Apparel & Luxury Goods - 0.1%
SIWF Merger Sub, Inc. - Springs Industries, Inc.[5] , 6.25%, 6/1/2021	585,000	587,925
VF Corp., 5.95%, 11/1/2017	640,000	736,697

		1,324,622

Total Consumer Discretionary		40,659,233

Consumer Staples - 0.4%
Beverages - 0.0%#
Crestview DS Merger Sub II, Inc.[5] , 10.00%, 9/1/2021	650,000	676,000

Food Products - 0.3%
C&S Group Enterprises LLC[5] , 8.375%, 5/1/2017	684,000	730,170
KeHE Distributors LLC - KeHE Finance Corp.[5] , 7.625%, 8/15/2021	605,000	626,175
Land O’ Lakes, Inc.[5] , 6.00%, 11/15/2022	515,000	534,956
Pinnacle Operating Corp.[5] , 9.00%, 11/15/2020	610,000	637,450

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food Products (continued)
Shearer’s Foods LLC - Chip Finance Corp.[5] , 9.00%, 11/1/2019		710,000	$750,825
Tyson Foods, Inc., 4.50%, 6/15/2022		1,095,000	1,135,691

			4,415,267

Household Products - 0.1%
Harbinger Group, Inc.[5] , 7.875%, 7/15/2019		885,000	940,313

Tobacco - 0.0%#
Vector Group Ltd., 7.75%, 2/15/2021		870,000	913,500

Total Consumer Staples			6,945,080

Energy - 1.5%
Energy Equipment & Services - 0.7%
Baker Hughes, Inc., 7.50%, 11/15/2018		1,215,000	1,525,770
Calfrac Holdings LP (Canada)[5] , 7.50%, 12/1/2020		1,105,000	1,118,812
Nabors Industries, Inc.[5] , 2.35%, 9/15/2016		930,000	942,467
Schlumberger Oilfield plc[5] , 4.20%, 1/15/2021		905,000	971,542
Shelf Drilling Holdings Ltd. (United Arab Emirates)[5] , 8.625%, 11/1/2018		540,000	581,850
Sidewinder Drilling, Inc.[5] , 9.75%, 11/15/2019		540,000	523,800
Weatherford International Ltd., 9.625%, 3/1/2019		4,175,000	5,326,995

			10,991,236

Oil, Gas & Consumable Fuels - 0.8%
Buckeye Partners LP, 4.15%, 7/1/2023		1,295,000	1,276,349
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/2019		1,390,000	1,456,025
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp.[5] , 6.125%, 3/1/2022		980,000	1,002,050
Energy XXI Gulf Coast, Inc.[5] , 7.50%, 12/15/2021		955,000	997,975
EPL Oil & Gas, Inc., 8.25%, 2/15/2018		610,000	654,225
Gulfport Energy Corp., 7.75%, 11/1/2020		615,000	651,900
Lukoil International Finance B.V. (Russia)[5] , 3.416%, 4/24/2018		735,000	740,513
Northern Tier Energy LLC - Northern Tier Finance Corp.[5] , 7.125%, 11/15/2020		925,000	943,500
PBF Holding Co. LLC - PBF Finance Corp., 8.25%, 2/15/2020		1,270,000	1,327,150
Petroleos Mexicanos (Mexico), 3.50%, 7/18/2018		2,000,000	2,045,000
Sabine Pass Liquefaction LLC[5] , 5.625%, 2/1/2021		1,080,000	1,090,800

			12,185,487

Total Energy			23,176,723

Financials - 14.4%
Capital Markets - 2.7%
Goldman Sachs Capital I, 6.345%, 2/15/2034		795,000	795,692
Goldman Sachs Capital II6 , 4.00%, 6/1/2043		1,215,000	896,063
Goldman Sachs Group, Inc., 3.625%, 2/7/2016		4,400,000	4,644,134
The Goldman Sachs Group, Inc., 2.375%, 1/22/2018		5,340,000	5,370,684
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018		2,510,000	2,909,075
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020		4,285,000	4,819,147
Jefferies Finance LLC - JFIN Co-Issuer Corp.[5] , 7.375%, 4/1/2020		870,000	893,925
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018		1,030,000	1,223,337
Morgan Stanley, 3.80%, 4/29/2016		5,020,000	5,304,669
Morgan Stanley, 2.125%, 4/25/2018		5,495,000	5,463,376
Morgan Stanley, 7.30%, 5/13/2019		940,000	1,147,979
Morgan Stanley, 5.50%, 1/26/2020		4,255,000	4,802,338
Morgan Stanley, 5.75%, 1/25/2021		2,965,000	3,394,786

			41,665,205

Commercial Banks - 4.0%
Bank of Montreal (Canada)[5] , 1.95%, 1/30/2017		6,730,000	6,944,761
Barclays Bank plc (United Kingdom)[5] , 2.50%, 9/21/2015		4,045,000	4,182,332
Barclays Bank plc (United Kingdom), 4.25%, 1/12/2022	GBP	495,000	867,391
BB&T Corp., 5.20%, 12/23/2015		1,200,000	1,302,187
BBVA Bancomer S.A. (Mexico)[5] , 6.75%, 9/30/2022		1,655,000	1,795,675
BBVA US Senior S.A.U. (Spain), 4.664%, 10/9/2015		4,406,000	4,639,069
BNP Paribas Home Loan Covered Bonds S.A. (France)[5] , 2.20%, 11/2/2015		4,045,000	4,155,833
Commonwealth Bank of Australia (Australia)[5] , 0.75%, 1/15/2016		1,685,000	1,684,495
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	AUD	390,000	391,410
HSBC Bank plc (United Kingdom)[5] , 1.50%, 5/15/2018		1,605,000	1,576,092
HSBC USA Capital Trust I (United Kingdom)[5] , 7.808%, 12/15/2026		600,000	609,750

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks (continued)
Intesa Sanpaolo S.p.A. (Italy), 3.125%, 1/15/2016		1,385,000	$1,412,384
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		1,450,000	1,455,758
Intesa Sanpaolo S.p.A. (Italy)[5] , 6.50%, 2/24/2021		1,425,000	1,567,785
Lloyds TSB Bank plc (United Kingdom)[5] , 6.50%, 9/14/2020		2,225,000	2,513,876
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017		2,050,000	2,411,692
National Australia Bank, Ltd. (Australia)[5] , 1.25%, 3/8/2018		1,975,000	1,945,405
National Bank of Canada (Canada)[5] , 2.20%, 10/19/2016		4,650,000	4,829,955
National City Corp., 6.875%, 5/15/2019		2,485,000	2,981,786
PNC Bank National Association, 5.25%, 1/15/2017		270,000	301,003
Provident Funding Associates LP - PFG Finance Corp.[5] , 6.75%, 6/15/2021		580,000	593,050
Royal Bank of Canada (Canada), 3.27%, 11/10/2014	CAD	295,000	288,362
Royal Bank of Canada (Canada), 3.18%, 3/16/2015	CAD	470,000	461,097
Royal Bank of Canada (Canada), 1.20%, 9/19/2017		1,790,000	1,785,529
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	450,000	457,048
Santander Holdings USA, Inc., 4.625%, 4/19/2016		365,000	391,606
The Toronto-Dominion Bank (Canada)[5] , 1.625%, 9/14/2016		2,300,000	2,350,830
Wachovia Corp., 5.25%, 8/1/2014		1,300,000	1,344,656
Wells Fargo & Co., 1.50%, 1/16/2018		4,315,000	4,299,095
Wells Fargo & Co., Series M, 3.45%, 2/13/2023		1,365,000	1,298,767
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	AUD	400,000	401,547
Westpac Banking Corp. (Australia)[5] , 1.25%, 12/15/2017		1,625,000	1,609,563

			62,849,789

Consumer Finance - 0.5%
Ally Financial, Inc., 6.75%, 12/1/2014		610,000	642,025
American Express Co.[6] , 6.80%, 9/1/2066		950,000	1,014,125
Capital One Bank USA National Association, 3.375%, 2/15/2023		1,905,000	1,815,770
Caterpillar Financial Services Corp., 7.05%, 10/1/2018		1,500,000	1,847,423
Caterpillar Financial Services Corp., 7.15%, 2/15/2019		295,000	365,530
Discover Bank, 4.20%, 8/8/2023		1,310,000	1,328,462
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017		930,000	985,800

			7,999,135

Diversified Financial Services - 3.4%
Bank of America Corp., 6.50%, 8/1/2016		1,900,000	2,158,539
Bank of America Corp., 5.75%, 8/15/2016		1,135,000	1,256,030
The Bear Stearns Companies LLC, 7.25%, 2/1/2018		85,000	102,504
Citigroup, Inc., 5.85%, 8/2/2016		2,000,000	2,233,568
Citigroup, Inc., 8.50%, 5/22/2019		2,674,000	3,459,832
CME Group, Inc., 3.00%, 9/15/2022		1,240,000	1,196,452
CNG Holdings, Inc.[5] , 9.375%, 5/15/2020		910,000	862,225
CNH Capital LLC, 6.25%, 11/1/2016		895,000	982,263
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands)[6] , 8.40%, 11/29/2049		670,000	737,335
Ford Motor Credit Co. LLC, 8.00%, 12/15/2016		2,490,000	2,957,799
Ford Motor Credit Co. LLC, 6.625%, 8/15/2017		2,000,000	2,334,008
Ford Motor Credit Co. LLC, 5.00%, 5/15/2018		775,000	858,819
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020		1,070,000	1,356,794
General Electric Capital Corp., 5.625%, 5/1/2018		4,100,000	4,755,893
General Electric Capital Corp., 5.50%, 1/8/2020		4,985,000	5,766,643
ING US, Inc., 2.90%, 2/15/2018		85,000	86,748
ING US, Inc., 5.50%, 7/15/2022		1,165,000	1,279,332
Jefferies Group LLC, 8.50%, 7/15/2019		3,825,000	4,652,998
Jefferies Group LLC, 5.125%, 1/20/2023		2,100,000	2,128,875
JPMorgan Chase & Co., 3.15%, 7/5/2016		4,025,000	4,227,494
JPMorgan Chase & Co., 1.625%, 5/15/2018		4,370,000	4,291,755
JPMorgan Chase & Co., 4.95%, 3/25/2020		4,040,000	4,501,441
Oxford Finance LLC - Oxford Finance Co-Issuer, Inc.[5] , 7.25%, 1/15/2018		590,000	623,925
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[5] , 8.875%, 8/1/2020		985,000	1,056,412

			53,867,684

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Financials (continued)
Insurance - 1.5%
American International Group, Inc., 4.875%, 6/1/2022	3,705,000	$4,055,449
Fidelity National Financial, Inc., 6.60%, 5/15/2017	1,985,000	2,224,556
First American Financial Corp., 4.30%, 2/1/2023	1,650,000	1,606,331
Genworth Holdings, Inc., 7.70%, 6/15/2020	500,000	601,892
Genworth Holdings, Inc., 7.625%, 9/24/2021	6,620,000	8,116,689
Genworth Holdings, Inc.[6] , 6.15%, 11/15/2066	4,395,000	3,979,541
Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	3,120,000	3,489,458

		24,073,916

Real Estate Investment Trusts (REITS) - 2.3%
American Campus Communities Operating Partnership LP, 3.75%, 4/15/2023	665,000	639,177
American Tower Corp., 3.40%, 2/15/2019	4,010,000	4,060,041
BioMed Realty LP, 3.85%, 4/15/2016	950,000	998,316
Boston Properties LP, 5.875%, 10/15/2019	1,415,000	1,649,115
Boston Properties LP, 5.625%, 11/15/2020	410,000	470,368
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[5] , 6.125%, 7/1/2022	600,000	595,500
Camden Property Trust, 5.70%, 5/15/2017	705,000	786,000
Corrections Corp. of America, 4.125%, 4/1/2020	870,000	850,425
Digital Realty Trust LP, 5.875%, 2/1/2020	4,950,000	5,422,359
Dupont Fabros Technology LP5 , 5.875%, 9/15/2021	950,000	973,750
HCP, Inc., 6.70%, 1/30/2018	3,675,000	4,309,187
Health Care REIT, Inc., 6.20%, 6/1/2016	3,640,000	4,073,357
Health Care REIT, Inc., 4.95%, 1/15/2021	330,000	355,326
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/2023	1,505,000	1,427,641
Mack-Cali Realty LP, 5.80%, 1/15/2016	3,200,000	3,476,547
Simon Property Group LP, 10.35%, 4/1/2019	2,210,000	3,035,196
Simon Property Group LP, 5.65%, 2/1/2020	1,795,000	2,070,624
UDR, Inc., 4.625%, 1/10/2022	980,000	1,025,109

		36,218,038

Total Financials		226,673,767

Health Care - 0.7%
Biotechnology - 0.3%
Amgen, Inc., 3.45%, 10/1/2020	4,750,000	4,884,339

Health Care Equipment & Supplies - 0.1%
Fresenius Medical Care US Finance, Inc. (Germany), 6.875%, 7/15/2017	785,000	887,050
Fresenius Medical Care US Finance, Inc. (Germany)[5] , 6.50%, 9/15/2018	640,000	718,400
Fresenius US Finance II, Inc.[5] , 9.00%, 7/15/2015	605,000	674,575

		2,280,025

Health Care Providers & Services - 0.2%
Express Scripts Holding Co., 4.75%, 11/15/2021	1,250,000	1,350,044
HCA, Inc., 6.375%, 1/15/2015	610,000	644,313
Tenet Healthcare Corp.[5] , 8.125%, 4/1/2022	610,000	667,950

		2,662,307

Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International[5] , 6.75%, 8/15/2021	945,000	1,006,425

Total Health Care		10,833,096

Industrials - 1.1%
Aerospace & Defense - 0.3%
Bombardier, Inc. (Canada)[5] , 4.25%, 1/15/2016	545,000	568,163
Bombardier, Inc. (Canada)[5] , 6.125%, 1/15/2023	940,000	951,750
DigitalGlobe, Inc.[5] , 5.25%, 2/1/2021	545,000	527,287
Erickson Air-Crane, Inc.[5] , 8.25%, 5/1/2020	790,000	823,575
Textron, Inc., 7.25%, 10/1/2019	1,000,000	1,180,283

		4,051,058

Air Freight & Logistics - 0.1%
Aguila 3 S.A. (Luxembourg)[5] , 7.875%, 1/31/2018	585,000	623,756
Aguila 3 S.A. (Luxembourg)[5] , 7.875%, 1/31/2018	335,000	357,194
FedEx Corp., 8.00%, 1/15/2019	570,000	716,382

		1,697,332

Airlines - 0.3%
American Airlines Pass-Through Trust, Series 2013-2, Class A5 , 4.95%, 1/15/2023	2,205,000	2,271,150
Aviation Capital Group Corp.[5] , 4.625%, 1/31/2018	540,000	550,663
Aviation Capital Group Corp.[5] , 6.75%, 4/6/2021	775,000	835,063

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines (continued)
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B, 6.375%, 1/2/2016	515,000	$544,613
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	290,000	305,950
United Continental Holdings, Inc., 6.375%, 6/1/2018	605,000	627,687

		5,135,126

Industrial Conglomerates - 0.0%#
General Electric Co., 5.25%, 12/6/2017	550,000	629,068

Machinery - 0.1%
Dynacast International LLC - Dynacast Finance, Inc., 9.25%, 7/15/2019	780,000	858,000
Joy Global, Inc., 5.125%, 10/15/2021	110,000	116,480

		974,480

Professional Services - 0.0%#
FTI Consulting, Inc., 6.00%, 11/15/2022	545,000	555,900

Road & Rail - 0.1%
Union Pacific Corp., 5.65%, 5/1/2017	815,000	919,436
Union Pacific Corp., 7.875%, 1/15/2019	495,000	619,959

		1,539,395

Trading Companies & Distributors - 0.2%
International Lease Finance Corp., 8.625%, 9/15/2015	555,000	617,437
International Lease Finance Corp., 6.25%, 5/15/2019	670,000	730,300
Rexel S.A. (France)[5] , 5.25%, 6/15/2020	870,000	887,400

		2,235,137

Total Industrials		16,817,496

Information Technology - 0.9%
Communications Equipment - 0.1%
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	500,000	536,250
ViaSat, Inc., 6.875%, 6/15/2020	695,000	726,275

		1,262,525

Computers & Peripherals - 0.4%
Apple, Inc., 2.40%, 5/3/2023	645,000	589,416
EMC Corp., 2.65%, 6/1/2020	2,845,000	2,844,408
Hewlett-Packard Co., 4.75%, 6/2/2014	2,310,000	2,361,859
Hewlett-Packard Co., 5.50%, 3/1/2018	815,000	908,850

		6,704,533

Electronic Equipment, Instruments & Components - 0.2%
Corning, Inc., 6.625%, 5/15/2019	460,000	553,679
CPI International, Inc., 8.00%, 2/15/2018	575,000	595,125
Tyco Electronics Group S.A. (Switzerland), 4.875%, 1/15/2021	1,390,000	1,473,040

		2,621,844

IT Services - 0.1%
The Western Union Co., 5.253%, 4/1/2020	1,350,000	1,465,078

Semiconductors & Semiconductor Equipment - 0.1%
Magnachip Semiconductor Corp. (South Korea)[5] , 6.625%, 7/15/2021	835,000	835,000

Software - 0.0%#
Interface Security Systems Holdings, Inc. - Interface Security Systems LLC[5] , 9.25%, 1/15/2018	540,000	567,000

Total Information Technology		13,455,980

Materials - 1.4%
Chemicals - 0.1%
Nufarm Australia Ltd. (Australia)[5] , 6.375%, 10/15/2019	655,000	674,650
Trinseo Materials Operating SCA - Trinseo Materials Finance, Inc.[5] , 8.75%, 2/1/2019	545,000	543,637

		1,218,287

Metals & Mining - 1.0%
Allegheny Technologies, Inc., 5.95%, 1/15/2021	1,550,000	1,643,377
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	1,275,000	1,537,710
Cliffs Natural Resources, Inc., 5.90%, 3/15/2020	3,780,000	3,949,903
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018	110,000	109,700
Plains Exploration & Production Co., 6.125%, 6/15/2019	1,670,000	1,825,530
Plains Exploration & Production Co., 6.50%, 11/15/2020	2,725,000	3,002,206
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	1,585,000	1,599,685
Shale-Inland Holdings LLC - Shale-Inland Finance Corp.[5] , 8.75%, 11/15/2019	540,000	553,500
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	1,260,000	1,258,678

		15,480,289

Paper & Forest Products - 0.3%
International Paper Co., 9.375%, 5/15/2019	1,777,000	2,354,226

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Paper & Forest Products (continued)
International Paper Co., 7.50%, 8/15/2021	1,410,000	$1,751,537
Smurfit Kappa Acquisitions (Ireland)[5], 4.875%, 9/15/2018	1,410,000	1,445,250

		5,551,013

Total Materials		22,249,589

Telecommunication Services - 0.8%
Diversified Telecommunication Services - 0.3%
Digicel Ltd. (Jamaica)[5], 6.00%, 4/15/2021	905,000	877,850
Telefonica Emisiones S.A.U. (Spain), 6.221%, 7/3/2017	2,300,000	2,594,025
UPCB Finance VI Ltd. (Netherlands)[5], 6.875%, 1/15/2022	1,135,000	1,222,963
Windstream Corp., 7.50%, 6/1/2022	985,000	1,031,787

		5,726,625

Wireless Telecommunication Services - 0.5%
America Movil SAB de C.V. (Mexico), 5.00%, 3/30/2020	1,890,000	2,069,076
Crown Castle Towers LLC[5], 6.113%, 1/15/2020	1,040,000	1,183,472
Crown Castle Towers LLC[5], 4.883%, 8/15/2020	333,000	358,175
SBA Tower Trust[5], 5.101%, 4/17/2017	575,000	621,848
SBA Tower Trust[5], 2.933%, 12/15/2017	1,680,000	1,732,004
SBA Tower Trust[5], 3.598%, 4/15/2018	1,500,000	1,501,617

		7,466,192

Total Telecommunication Services		13,192,817

Utilities - 0.2%
Electric Utilities - 0.1%
System Energy Resources, Inc., 4.10%, 4/1/2023	1,180,000	1,186,993

Independent Power Producers & Energy Traders - 0.1%
Exelon Generation Co. LLC, 5.20%, 10/1/2019	1,555,000	1,700,005
NRG Energy, Inc., 7.875%, 5/15/2021	725,000	801,125

		2,501,130

Total Utilities		3,688,123

Total Non-Convertible Corporate Bonds (Identified Cost $364,332,387)		377,691,904

TOTAL CORPORATE BONDS (Identified Cost $365,291,449)		378,683,451

U.S. TREASURY SECURITIES - 1.3%

U.S. Treasury Notes - 1.3%
U.S. Treasury Note, 0.25%, 10/31/2015 (Identified Cost $19,976,595)	20,000,000	19,976,560

ASSET-BACKED SECURITIES - 0.2%
Americredit Automobile Receivables Trust, Series 2012-5, Class A3, 0.62%, 6/8/2017	775,000	773,898
FDIC Trust, Series 2011-R1, Class A5, 2.672%, 7/25/2026	1,157,955	1,195,916
Ford Credit Auto Owner Trust, Series 2012-D, Class A3, 0.51%, 4/15/2017	525,000	524,700
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[5], 5.29%, 3/25/2016	335,000	351,999
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[5], 3.74%, 2/25/2017	690,000	727,519

TOTAL ASSET-BACKED SECURITIES (Identified Cost $3,482,114)		3,574,032

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.1%

Americold LLC Trust, Series 2010-ARTA, Class A1[5], 3.847%, 1/14/2029	320,510	336,907
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A5, 2.959%, 12/10/2030	840,000	806,451
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[6], 5.923%, 5/10/2045	1,005,000	1,103,940
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	1,130,000	1,236,858
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	1,090,000	1,149,483
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4[6], 5.899%, 9/11/2038	765,000	839,363
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	1,155,000	1,265,968
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[5], 3.759%, 4/15/2044	540,000	568,623
Citigroup - Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4[6], 5.392%, 7/15/2044	1,060,000	1,129,950
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[5], 3.156%, 7/10/2046	376,735	389,004
Commercial Mortgage Pass-Through Certificates, Series 2012-CR4, Class A3, 2.853%, 10/15/2045	1,170,000	1,119,860
Commercial Mortgage Trust, Series 2006-GG7, Class A4[6], 6.018%, 7/10/2038	593,549	652,458

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[5,6], 2.50%, 5/25/2043		2,059,557	$1,889,825
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[5,6], 2.13%, 2/25/2043		1,954,913	1,767,111
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1[5], 3.742%, 11/10/2046		513,590	539,920
Extended Stay America Trust, Series 2013-ESH7, Class A27[5], 2.958%, 12/5/2031		1,875,000	1,844,295
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class A2, 2.377%, 5/25/2022		1,630,000	1,539,899
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017		1,502,700	1,501,807
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019		1,705,000	1,692,461
FREMF Mortgage Trust, Series 2011-K701, Class B5,6, 4.436%, 7/25/2048		750,000	782,825
FREMF Mortgage Trust, Series 2011-K702, Class B5,6, 4.936%, 4/25/2044		885,000	940,960
FREMF Mortgage Trust, Series 2013-K502, Class B5,6, 2.842%, 3/25/2045		2,135,000	2,114,474
GS Mortgage Securities Corp. II, Series 2010-C2, Class A1[5], 3.849%, 12/10/2043		996,608	1,054,486
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[6], 5.418%, 1/12/2043		1,750,000	1,868,820
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[6], 5.368%, 12/15/2044		475,000	508,895
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[6], 6.056%, 4/15/2045		1,670,000	1,832,065
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[5,6], 3.00%, 3/25/2043		1,703,031	1,664,569
JP Morgan Mortgage Trust, Series 2013-2, Class A2[5,6], 3.50%, 5/25/2043		1,928,268	1,907,061
LSTAR Commercial Mortgage Trust, Series 2011-1, Class A5, 3.913%, 6/25/2043		147,847	150,326
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A6, 5.23%, 9/15/2042		398,582	421,646
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[5], 3.884%, 9/15/2047		800,000	843,266
Motel 6 Trust, Series 2012-MTL6, Class A2[5], 1.948%, 10/5/2025		1,170,000	1,155,063
OBP Depositor LLC Trust, Series 2010-OBP, Class A5, 4.646%, 7/15/2045		115,000	127,038
Sequoia Mortgage Trust, Series 2013-2, Class A1[6], 1.874%, 2/25/2043		1,588,339	1,385,989
Sequoia Mortgage Trust, Series 2013-7, Class A2[6], 3.00%, 6/25/2043		1,324,018	1,256,418
Sequoia Mortgage Trust, Series 2013-8, Class A1[6], 3.00%, 6/25/2043		1,814,296	1,720,283
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX5, 4.004%, 9/13/2028		350,000	372,723
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[6], 5.414%, 10/15/2044		536,365	572,391
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[6], 6.011%, 6/15/2045		850,000	938,591
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[5], 4.393%, 11/15/2043		545,000	587,360
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918%, 10/15/2045		2,230,000	2,151,027
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[5], 3.791%, 2/15/2044		940,000	988,068
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A2, 2.029%, 3/15/2045		1,950,000	1,960,626

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $49,594,602)			48,679,153

FOREIGN GOVERNMENT BONDS - 2.6%

Bonos de la Tesoreria de la Republicaen pesos (Chile), 6.00%, 1/1/2018	CLP	790,000,000	1,651,503

Brazil Letras do Tesouro Nacional (Brazil)[7], 0.00%, 1/1/2015	BRL	1,000,000	396,640
Brazilian Government Bond (Brazil), 8.875%, 10/14/2019		800,000	1,064,800
Canada Housing Trust No. 1 (Canada)[5], 4.10%, 12/15/2018	CAD	390,000	410,943
Chile Government Bond (Chile), 3.25%, 9/14/2021		1,450,000	1,469,937
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	EUR	300,000	451,994
Ireland Government Bond (Ireland), 5.40%, 3/13/2025	EUR	300,000	461,949
Italy Buoni Poliennali Del Tesoro (Italy), 2.25%, 5/15/2016	EUR	165,000	226,751
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 9/1/2022	EUR	630,000	959,657
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 11/1/2022	EUR	760,000	1,157,166

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Italy Buoni Poliennali Del Tesoro (Italy), 4.50%, 5/1/2023	EUR	630,000	$894,306
Italy Buoni Poliennali Del Tesoro (Italy)[5], 5.00%, 3/1/2025	EUR	495,000	721,218
Japan Government Five Year Bond (Japan), 0.30%, 12/20/2016	JPY	101,000,000	1,032,276
Japan Government Two Year Bond (Japan), 0.10%, 3/15/2014	JPY	71,500,000	727,239
Korea Treasury Bond (South Korea), 4.50%, 3/10/2015	KRW	950,000,000	916,404
Korea Treasury Bond (South Korea), 2.75%, 6/10/2016	KRW	470,000,000	442,416
Malaysia Government Bond (Malaysia), 3.434%, 8/15/2014	MYR	1,535,000	488,385
Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	MYR	3,205,000	1,046,892
Mexican Government Bond (Mexico), 8.00%, 12/17/2015	MXN	26,195,000	2,170,519
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	MXN	6,000,000	496,910
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	2,400,000	209,726
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	4,000,000	321,114
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	6,500,000	517,048
Portugal Obrigacoes do Tesouro OT (Portugal)[5], 4.20%, 10/15/2016	EUR	190,000	256,174
Portugal Obrigacoes do Tesouro OT (Portugal)[5], 4.80%, 6/15/2020	EUR	175,000	222,305
Portugal Obrigacoes do Tesouro OT (Portugal)[5], 4.95%, 10/25/2023	EUR	185,000	228,269
Portugal Obrigacoes do Tesouro OT (Portugal)[5], 5.65%, 2/15/2024	EUR	350,000	449,553
Province of New Brunswick Canada (Canada), 5.20%, 2/21/2017		3,800,000	4,320,030
Province of Nova Scotia Canada (Canada), 5.125%, 1/26/2017		2,000,000	2,263,940
Province of Quebec Canada (Canada), 5.125%, 11/14/2016		6,900,000	7,763,190
Russian Foreign Bond - Eurobond (Russia)[5], 5.00%, 4/29/2020		600,000	654,000
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	855,000	734,541
Spain Government Bond (Spain), 3.30%, 7/30/2016	EUR	170,000	239,235
Spain Government Bond (Spain), 4.50%, 1/31/2018	EUR	325,000	476,131
Spain Government Bond (Spain), 4.00%, 4/30/2020	EUR	515,000	728,752
Spain Government Bond (Spain)[5], 5.40%, 1/31/2023	EUR	760,000	1,144,370
Spain Government Bond (Spain), 4.80%, 1/31/2024	EUR	600,000	862,636
Spain Government Bond (Spain), 4.65%, 7/30/2025	EUR	210,000	295,536
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	GBP	380,000	605,501
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	475,000	880,708

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $39,409,571)			40,360,664

U.S. GOVERNMENT AGENCIES - 15.7%

Mortgage-Backed Securities - 7.7%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		1,578,303	1,711,678
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		113,973	123,474
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		144,853	158,767
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		1,027,689	1,114,554
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		186,454	204,356
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		1,745,139	1,891,461
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		109,671	119,401
Fannie Mae, Pool #AB4086, 3.00%, 12/1/2026		1,307,833	1,359,633
Fannie Mae, Pool #AJ7717, 3.00%, 12/1/2026		1,588,590	1,651,569
Fannie Mae, Pool #AK7413, 3.00%, 3/1/2027		1,574,586	1,637,104
Fannie Mae, Pool #AO6562, 3.00%, 6/1/2027		264,974	275,537
Fannie Mae, Pool #AP0000, 3.50%, 7/1/2027		604,981	639,286
Fannie Mae, Pool #AB5970, 3.00%, 8/1/2027		1,869,657	1,944,190
Fannie Mae, Pool #AP7539, 3.00%, 9/1/2027		1,513,701	1,574,033
Fannie Mae, Pool #AB6580, 3.00%, 10/1/2027		407,481	423,716
Fannie Mae, Pool #AL2720, 3.00%, 11/1/2027		1,281,415	1,332,466
Fannie Mae, Pool #AQ4426, 3.00%, 11/1/2027		525,736	546,696
Fannie Mae, Pool #AQ5073, 3.00%, 12/1/2027		152,496	158,726
Fannie Mae, Pool #AQ5190, 3.00%, 12/1/2027		174,212	181,272
Fannie Mae, Pool #AR4926, 3.00%, 1/1/2028		507,286	527,849
Fannie Mae, Pool #AR5885, 3.00%, 1/1/2028		143,920	149,748
Fannie Mae, Pool #AB7722, 3.50%, 1/1/2028		402,159	425,009
Fannie Mae, Pool #AR1092, 3.00%, 2/1/2028		322,810	335,900
Fannie Mae, Pool #AR5986, 3.00%, 2/1/2028		147,399	153,421

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AB8457, 3.50%, 2/1/2028	708,055	$748,287
Fannie Mae, Pool #AB8601, 3.00%, 3/1/2028	528,410	549,831
Fannie Mae, Pool #AL3301, 3.00%, 3/1/2028	1,082,551	1,126,416
Fannie Mae, Pool #AL3586, 3.00%, 3/1/2028	769,328	800,009
Fannie Mae, Pool #AR6001, 3.00%, 3/1/2028	153,733	160,015
Fannie Mae, Pool #AR6002, 3.00%, 3/1/2028	246,900	256,911
Fannie Mae, Pool #AR6024, 3.00%, 3/1/2028	769,758	800,938
Fannie Mae, Pool #AR8950, 3.00%, 3/1/2028	362,069	376,752
Fannie Mae, Pool #AT3152, 3.00%, 4/1/2028	588,964	612,846
Fannie Mae, Pool #MA1405, 3.00%, 4/1/2028	187,705	195,314
Fannie Mae, Pool #MA1423, 3.50%, 4/1/2028	166,089	175,531
Fannie Mae, Pool #AT2899, 3.00%, 5/1/2028	297,136	309,181
Fannie Mae, Pool #AT9599, 3.00%, 6/1/2028	309,641	322,139
Fannie Mae, Pool #745418, 5.50%, 4/1/2036	2,336,307	2,547,661
Fannie Mae, Pool #888021, 6.00%, 12/1/2036	397,176	435,183
Fannie Mae, Pool #909786, 5.50%, 3/1/2037	621,661	676,903
Fannie Mae, Pool #995050, 6.00%, 9/1/2037	800,404	878,009
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037	2,428,400	2,660,087
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	1,685,655	1,844,103
Fannie Mae, Pool #889579, 6.00%, 5/1/2038	1,742,442	1,904,598
Fannie Mae, Pool #889575, 6.00%, 6/1/2038	1,096,390	1,198,136
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	4,802,375	5,256,632
Fannie Mae, Pool #AD0119, 6.00%, 7/1/2038	1,414,580	1,545,135
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	638,569	698,434
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	213,430	233,824
Fannie Mae, Pool #AD0258, 5.50%, 3/1/2039	1,034,846	1,126,803
Fannie Mae, Pool #AA7681, 4.50%, 6/1/2039	2,145,880	2,295,972
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	538,836	586,717
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	2,986,793	3,196,621
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	3,543,515	3,876,874
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	2,269,319	2,478,758
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	4,215,821	4,604,906
Fannie Mae, Pool #AL2581, 6.00%, 6/1/2040	2,348,045	2,572,419
Fannie Mae, Pool #890519, 6.00%, 10/1/2040	5,788,916	6,325,473
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	1,870,895	2,002,549
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	772,641	828,063
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	586,451	628,722
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	1,928,211	2,071,476
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	473,097	507,232
Fannie Mae, Pool #AO8298, 3.50%, 8/1/2042	1,058,852	1,087,316
Fannie Mae, Pool #AB6228, 3.50%, 9/1/2042	1,043,607	1,073,297
Fannie Mae, Pool #AL3454, 3.00%, 4/1/2043	1,464,896	1,447,082
Fannie Mae, Pool #AT3045, 3.00%, 4/1/2043	342,113	338,094
Fannie Mae, Pool #AL3499, 3.50%, 5/1/2043	560,404	575,454
Fannie Mae, Pool #AB9782, 3.00%, 7/1/2043	784,347	775,461
Fannie Mae, Pool #MA1489, 3.00%, 7/1/2043	710,329	702,220
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	601,607	649,453
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	176,401	193,613
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	131,333	144,429
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	99,781	109,957
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	177,445	195,327
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	78,599	85,341
Freddie Mac, Pool #J16679, 3.00%, 9/1/2026	1,017,688	1,055,573
Freddie Mac, Pool #E09019, 3.00%, 12/1/2027	363,302	376,723
Freddie Mac, Pool #E09022, 3.00%, 1/1/2028	188,934	196,145
Freddie Mac, Pool #J22551, 3.00%, 1/1/2028	359,341	372,616

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #J22427, 3.00%, 2/1/2028	292,945	$304,173
Freddie Mac, Pool #G14708, 3.50%, 2/1/2028	443,810	468,867
Freddie Mac, Pool #E09026, 3.00%, 3/1/2028	951,601	987,999
Freddie Mac, Pool #E09029, 3.00%, 3/1/2028	865,406	898,629
Freddie Mac, Pool #J23444, 3.00%, 4/1/2028	181,375	188,102
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	250,779	273,124
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	504,764	545,559
Freddie Mac, Pool #G03781, 6.00%, 1/1/2038	1,031,782	1,123,714
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	1,240,940	1,352,170
Freddie Mac, Pool #G04264, 5.50%, 4/1/2038	2,248,562	2,430,288
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	1,164,331	1,258,431
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	1,256,896	1,358,477
Freddie Mac, Pool #G04587, 5.50%, 8/1/2038	3,786,803	4,092,848
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	902,330	975,256
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	1,631,650	1,763,519
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	3,036,671	3,236,935
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	656,955	710,049
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	602,877	651,601
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	942,687	1,027,135
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	547,916	597,325
Freddie Mac, Pool #C03815, 3.50%, 3/1/2042	336,793	344,585
Freddie Mac, Pool #G07213, 3.50%, 11/1/2042	929,557	951,397
Freddie Mac, Pool #C09026, 2.50%, 2/1/2043	1,474,874	1,380,888
Freddie Mac, Pool #V80002, 2.50%, 4/1/2043	1,826,812	1,710,314
Freddie Mac, Pool #Q19115, 3.00%, 6/1/2043	762,693	750,051
Freddie Mac, Pool #Q19118, 3.50%, 6/1/2043	1,418,797	1,452,236
Freddie Mac, Pool #Q19121, 3.50%, 6/1/2043	1,419,788	1,452,810
Freddie Mac, Pool #V80160, 3.50%, 6/1/2043	851,548	871,120
Freddie Mac, Pool #C09044, 3.50%, 7/1/2043	566,229	579,243
Ginnie Mae, Pool #286310, 9.00%, 2/15/2020	322	328
Ginnie Mae, Pool #263096, 9.50%, 3/15/2020	1,320	1,342

Total Mortgage-Backed Securities (Identified Cost $120,924,073)		121,171,922

Other Agencies - 8.0%
Fannie Mae, 5.25%, 9/15/2016	17,000,000	19,250,222
Fannie Mae, 1.375%, 11/15/2016	6,000,000	6,125,046
Fannie Mae, 0.875%, 8/28/2017	45,000,000	44,696,070
Freddie Mac, 1.25%, 5/12/2017	19,000,000	19,241,205
Freddie Mac, 1.25%, 10/2/2019	15,000,000	14,434,500
Freddie Mac, 2.375%, 1/13/2022	21,288,000	20,869,010

Total Other Agencies (Identified Cost $125,099,833)		124,616,053

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $246,023,906)		245,787,975

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 2.8%

Dreyfus Cash Management, Inc. - Institutional Shares[8], 0.04%, (Identified Cost $43,621,609)	43,621,609	43,621,609

TOTAL INVESTMENTS - 98.4%
(Identified Cost $1,389,383,161)		1,545,523,840
OTHER ASSETS, LESS LIABILITIES - 1.6%		25,185,867

NET ASSETS - 100%		$1,570,709,707

KEY:

ADR - American Depository Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CLP - Chilean Peso

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

SGD - Singapore Dollar

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

*Non-income producing security.

#Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3The rate shown is a fixed rate as of October 31, 2013; the rate becomes floating, based on LIBOR plus a spread, at dates ranging from 2015 to 2022.

4Amount is stated in USD unless otherwise noted.

5Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $116,789,805 or 7.4%, of the Series’ net assets as of October 31, 2013 (see Note 2 to the financial statements).

6The coupon rate is floating and is the effective rate as of October 31, 2013.

7Represents a zero-coupon bond.

8Rate shown is the current yield as of October 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2013

ASSETS:

Investments, at value (identified cost $1,389,383,161) (Note 2)	$1,545,523,840
Foreign currency (identified cost $2,667)	1,354
Receivable for securities sold	21,861,329
Interest receivable	6,603,342
Receivable for fund shares sold	3,412,984
Foreign tax reclaims receivable	328,762
Dividends receivable	244,763

TOTAL ASSETS	1,577,976,374

LIABILITIES:

Accrued foreign capital gains tax (Note 2)	286
Accrued management fees (Note 3)	987,353
Accrued shareholder services fees (Class S) (Note 3)	166,805
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	113,594
Accrued fund accounting and administration fees (Note 3)	74,305
Accrued transfer agent fees (Note 3)	52,510
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	4,053,095
Payable for fund shares repurchased	1,670,802
Other payables and accrued expenses	147,510

TOTAL LIABILITIES	7,266,667

TOTAL NET ASSETS	$1,570,709,707

NET ASSETS CONSIST OF:

Capital stock	$1,216,281
Additional paid-in-capital	1,333,145,555
Undistributed net investment income	5,302,846
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	74,881,098
Net unrealized appreciation on investments, (net of foreign capital gains tax of $286), foreign currency and translation of other assets and liabilities	156,163,927

TOTAL NET ASSETS	$1,570,709,707

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2013

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($793,812,463/54,659,226 shares)	$14.52

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($614,015,967/53,112,877 shares)	$11.56

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($112,601,183/9,667,360 shares)	$11.65

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($50,280,094/4,188,646 shares)	$12.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2013

INVESTMENT INCOME:

Interest	$20,371,269
Dividends (net of foreign taxes withheld, $385,457)	9,903,930

Total Investment Income	30,275,199

EXPENSES:

Management fees (Note 3)	10,810,705
Shareholder services fees (Class S) (Note 3)	1,870,284
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	983,990
Fund accounting and administration fees (Note 3)	264,637
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	232,522
Transfer agent fees (Note 3)	168,892
Directors’ fees (Note 3)	33,160
Chief Compliance Officer service fees (Note 3)	2,369
Custodian fees	136,035
Miscellaneous	299,599

Total Expenses	14,802,193

NET INVESTMENT INCOME	15,473,006

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	76,147,096
Foreign currency and translation of other assets and liabilities	(248,382)

75,898,714

Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $286)	85,680,316
Foreign currency and translation of other assets and liabilities	18,386

85,698,702

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	161,597,416

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$177,070,422

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$15,473,006	$16,872,472
Net realized gain (loss) on investments and foreign currency	75,898,714	35,014,692
Net change in unrealized appreciation on investments and foreign currency	85,698,702	40,773,782

Net increase from operations	177,070,422	92,660,946

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(6,825,953)	(10,590,847)
From net investment income (Class I)	(7,658,402)	(8,737,419)
From net investment income (Class C)	(496,170)	(811,185)
From net investment income (Class R)	(402,573)	(453,451)
From net realized gain on investments (Class S)	(17,081,557)	(20,279,845)
From net realized gain on investments (Class I)	(14,914,359)	(13,096,537)
From net realized gain on investments (Class C)	(2,510,618)	(2,173,904)
From net realized gain on investments (Class R)	(1,165,220)	(828,847)

Total distributions to shareholders	(51,054,852)	(56,972,035)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	119,728,977	177,385,942

Net increase in net assets	245,744,547	213,074,853

NET ASSETS:

Beginning of year	1,324,965,160	1,111,890,307

End of year (including undistributed net investment income of $5,302,846 and $5,382,260, respectively)	$1,570,709,707	$1,324,965,160

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	FOR THE YEARS ENDED
.	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.28	$12.92	$12.94	$11.61	$10.41

Income (loss) from investment operations:
Net investment income[1]	0.14	0.17	0.22	0.19	0.16
Net realized and unrealized gain (loss) on investments	1.55	0.77	0.14	1.28	1.23

Total from investment operations	1.69	0.94	0.36	1.47	1.39

Less distributions to shareholders:
From net investment income	(0.13)	(0.20)	(0.19)	(0.14)	(0.19)
From net realized gain on investments	(0.32)	(0.38)	(0.19)	—	—

Total distributions to shareholders	(0.45)	(0.58)	(0.38)	(0.14)	(0.19)

Net asset value - End of year	$14.52	$13.28	$12.92	$12.94	$11.61

Net assets - End of year (000’s omitted)	$793,812	$707,222	$682,409	$633,304	$396,927

Total return[2]	13.07%	7.73%	2.78%	12.81%	13.65%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.06%	1.07%	1.07%	1.09%	1.10%
Net investment income	1.04%	1.34%	1.68%	1.60%	1.49%
Series portfolio turnover	52%	47%	52%	56%	58%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[3]	0.02%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.67	$10.50	$10.60	$9.54	$8.59

Income (loss) from investment operations:
Net investment income[1]	0.14	0.16	0.20	0.18	0.15
Net realized and unrealized gain (loss) on investments	1.23	0.62	0.11	1.06	1.02

Total from investment operations	1.37	0.78	0.31	1.24	1.17

Less distributions to shareholders:
From net investment income	(0.16)	(0.23)	(0.22)	(0.18)	(0.22)
From net realized gain on investments	(0.32)	(0.38)	(0.19)	—	—

Total distributions to shareholders	(0.48)	(0.61)	(0.41)	(0.18)	(0.22)

Net asset value - End of year	$11.56	$10.67	$10.50	$10.60	$9.54

Net assets - End of year (000’s omitted)	$614,016	$496,286	$352,611	$294,000	$44,134

Total return[2]	13.34%	8.06%	2.93%	13.13%	14.11%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.81%	0.82%	0.82%	0.84%	0.85%
Net investment income	1.28%	1.57%	1.93%	1.85%	1.67%
Series portfolio turnover	52%	47%	52%	56%	58%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[3]	0.02%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class C

	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/13	10/31/12	10/31/11	1/4/10[1] TO 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.75	$10.58	$10.69	$10.00

Income from investment operations:
Net investment income[2]	0.03	0.06	0.10	0.07
Net realized and unrealized gain on investments	1.25	0.62	0.11	0.67

Total from investment operations	1.28	0.68	0.21	0.74

Less distributions to shareholders:
From net investment income	(0.06)	(0.13)	(0.13)	(0.05)
From net realized gain on investments	(0.32)	(0.38)	(0.19)	—

Total distributions to shareholders	(0.38)	(0.51)	(0.32)	(0.05)

Net asset value - End of period	$11.65	$10.75	$10.58	$10.69

Net assets - End of period (000’s omitted)	$112,601	$81,457	$58,316	$32,019

Total return[3]	12.27%	6.94%	1.97%	7.41%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.81%	1.82%	1.82%	1.84%[4]
Net investment income	0.29%	0.57%	0.92%	0.85%[4]
Series portfolio turnover	52%	47%	52%	56%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[4,5]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/13	10/31/12	10/31/11	6/30/10[1] TO 10/31/10
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$11.06	$10.88	$10.99	$10.00

Income from investment operations:
Net investment income[2]	0.09	0.11	0.11	0.02
Net realized and unrealized gain on investments	1.28	0.65	0.16	0.97

Total from investment operations	1.37	0.76	0.27	0.99

Less distributions to shareholders:
From net investment income	(0.11)	(0.20)	(0.19)	—
From net realized gain on investments	(0.32)	(0.38)	(0.19)	—

Total distributions to shareholders	(0.43)	(0.58)	(0.38)	—

Net asset value - End of period	$12.00	$11.06	$10.88	$10.99

Net assets - End of period (000’s omitted)	$50,280	$39,999	$18,554	$237

Total return[3]	12.77%	7.48%	2.50%	9.90%
Ratios (to average net assets)/ Supplemental Data:
Expenses	1.31%	1.33%	1.32%	1.34%[4]
Net investment income	0.80%	1.04%	1.05%	0.65%[4]
Series portfolio turnover	52%	47%	52%	56%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Extended Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S3	17.56%	11.81%	7.92%	8.94%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class I3,4	17.80%	12.10%	8.07%	9.02%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class C3,5	16.65%	11.02%	7.16%	8.20%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class R3,5	17.28%	11.52%	7.67%	8.72%
Barclays U.S. Aggregate Bond Index[6]	-1.08%	6.09%	4.78%	5.77%
40/15/45 Blended Index[7]	13.47%	11.38%	6.97%	7.49%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2013 to the Barclays U.S. Aggregate Bond Index and the 40/15/45 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from October 12, 1993, the Class S inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this net expense ratio was 1.06% for Class S, 0.81% for Class I, 1.81% for Class C and 1.31% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.06% for Class S, 0.81% for Class I, 1.81% for Class C and 1.31% for Class R for the year ended October 31, 2013.

4For the periods through the inception of Class I on March 28, 2008 performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010, and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S adjusted for expense differences.

6The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Performance Update - Pro-Blend® Extended Term Series

(unaudited)

7The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices.

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,063.30	$5.51	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40	1.06%
Class I
Actual	$1,000.00	$1,064.80	$4.22	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Class C
Actual	$1,000.00	$1,059.80	$9.40	1.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20	1.81%
Class R
Actual	$1,000.00	$1,062.00	$6.81	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67	1.31%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Extended Term Series

As of October 31, 2013 (unaudited)

Sector Allocation[3]
Financials	19.2%
Consumer Discretionary	17.9%
Information Technology	17.9%
Energy	14.0%
Health Care	8.2%
Consumer Staples	8.2%
Industrials	6.8%
Materials	5.8%
Telecommunication Services	1.8%
Utilities	0.2%

3Including common stocks, preferred stocks, and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[4]
Hess Corp.	3.5%
EMC Corp.	2.4%
Electronic Arts, Inc.	2.0%
Apple, Inc.	1.8%
Juniper Networks, Inc.	1.7%
Viacom, Inc. - Class B	1.7%
Alcoa, Inc.	1.6%
Qualcomm, Inc.	1.6%
DIRECTV	1.5%
Nestle S.A. (Switzerland)	1.5%

4As a percentage of total investments.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 62.2%

Consumer Discretionary - 12.3%
Auto Components - 0.1%
BorgWarner, Inc.	1,690	$174,290
F.C.C. Co. Ltd. (Japan)[1]	11,600	265,001
Hankook Tire Co. Ltd. (South Korea)[1]	14,537	852,805
Mando Corp. (South Korea)[1]	2,100	283,108
Musashi Seimitsu Industry Co. Ltd. (Japan)[1]	12,300	290,246
Nissin Kogyo Co. Ltd. (Japan)[1]	16,600	310,514

		2,175,964

Automobiles - 0.1%
Hyundai Motor Co. (South Korea)[1]	1,500	357,366
Tesla Motors, Inc.*	4,300	687,742
Toyota Motor Corp. (Japan)[1]	6,500	421,448

		1,466,556

Diversified Consumer Services - 0.1%
Anhanguera Educacional Participacoes S.A. (Brazil)	105,870	633,273

Hotels, Restaurants & Leisure - 1.2%
Accor S.A. (France)[1]	206,730	9,240,029
Arcos Dorados Holdings, Inc., Class A (Argentina)	14,150	170,366
BJ’s Restaurants, Inc.*	12,270	332,026
Hyatt Hotels Corp. - Class A*	11,130	529,788
InterContinental Hotels Group plc (United Kingdom)[1]	21,998	640,955
Orient-Express Hotels Ltd. - ADR - Class A*	54,290	722,600
Yum! Brands, Inc.	107,730	7,284,703

		18,920,467

Household Durables - 0.2%
DR Horton, Inc.	25,760	488,152
Lennar Corp. - Class A	21,820	775,701
LG Electronics, Inc. (South Korea)[1]	6,950	445,189
NVR, Inc.*	390	357,755
Rodobens Negocios Imobiliarios S.A. (Brazil)	50,510	306,640
Toll Brothers, Inc.*	16,080	528,710

		2,902,147

Internet & Catalog Retail - 0.2%
HomeAway, Inc.*	37,820	1,121,363
Ocado Group plc (United Kingdom)*[1]	88,770	617,733
Shutterfly, Inc.*	13,970	686,486

		2,425,582

Leisure Equipment & Products - 0.0%#
Nikon Corp. (Japan)[1]	8,700	160,830

Media - 9.2%
British Sky Broadcasting Group plc (United Kingdom)[1]	42,700	641,572
DIRECTV*	377,270	23,575,602
Global Mediacom Tbk PT (Indonesia)[1]	1,767,230	299,330
Imax Corp. (Canada)*	31,090	906,273
LIN Media LLC - Class A*	42,100	1,034,397
Mediaset Espana Comunicacion S.A. (Spain)*[1]	42,490	518,563
ProSiebenSat.1 Media AG (Germany)[1]	2,470	117,429
Reed Elsevier plc - ADR (United Kingdom)	7,379	414,552
Sinclair Broadcast Group, Inc. - Class A	164,750	5,281,885
Societe Television Francaise 1 (France)[1]	26,900	518,309
Starz - Class A*	409,850	12,356,978
Time Warner, Inc.	322,640	22,178,274
Tribune Co.*	79,490	5,321,856
Twenty-First Century Fox, Inc.	607,620	20,707,690
Valassis Communications, Inc.	27,150	742,824
Viacom, Inc. - Class B	305,840	25,473,414
The Walt Disney Co.	320,360	21,973,492
ZON OPTIMUS SGPS S.A. (Portugal)[1]	161,000	1,104,333

		143,166,773

Multiline Retail - 0.0%#
Marks & Spencer Group plc (United Kingdom)[1]	28,170	227,169

Specialty Retail - 0.3%
Aeropostale, Inc.*	16,810	156,165
American Eagle Outfitters, Inc.	37,910	587,226
Belle International Holdings Ltd. (Hong Kong)[1]	429,000	604,900
Chico’s FAS, Inc.	14,240	244,216
China ZhengTong Auto Services Holdings Ltd. (China)*[1]	237,000	165,029
Dick’s Sporting Goods, Inc.	14,770	785,912
Group 1 Automotive, Inc.	3,980	254,720
Hennes & Mauritz AB - Class B (Sweden)[1]	8,390	362,548
Komeri Co. Ltd. (Japan)[1]	7,100	173,389
Penske Automotive Group, Inc.	8,850	350,637
Rent-A-Center, Inc.	17,430	596,803
Select Comfort Corp.*	5,580	102,226
Sonic Automotive, Inc. - Class A	14,490	322,837

		4,706,608

Textiles, Apparel & Luxury Goods - 0.9%
Adidas AG (Germany)[1]	5,220	594,798

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods (continued)
Daphne International Holdings Ltd. (China)[1]	384,000	$200,196
Hugo Boss AG (Germany)[1]	2,490	324,365
Kering (France)[1]	2,230	505,388
Lululemon Athletica, Inc. (Canada)*	178,760	12,343,378

		13,968,125

Total Consumer Discretionary		190,753,494

Consumer Staples - 6.2%
Beverages - 1.8%
Anheuser-Busch InBev N.V. (Belgium)[1]	151,070	15,660,536
C&C Group plc (Ireland)[1]	111,070	650,242
Carlsberg A/S - Class B (Denmark)[1]	6,750	674,230
Cia Cervecerias Unidas S.A. - ADR (Chile)	12,175	324,951
Cia de Bebidas das Americas (AmBev) - ADR (Brazil)	207,650	7,724,580
Diageo plc (United Kingdom)[1]	31,790	1,013,393
Kirin Holdings Co. Ltd. (Japan)[1]	37,900	553,927
SABMiller plc (United Kingdom)[1]	5,610	292,512
Tsingtao Brewery Co. Ltd. - Class H (China)[1]	88,000	720,672

		27,615,043

Food & Staples Retailing - 0.3%
Carrefour S.A. (France)[1]	29,877	1,090,591
Casino Guichard-Perrachon S.A. (France)[1]	3,380	379,930
Distribuidora Internacional de Alimentacion S.A. (Spain)[1]	73,750	672,380
Koninklijke Ahold N.V. (Netherlands)[1]	16,310	309,998
Tesco plc (United Kingdom)[1]	236,040	1,376,865
Whole Foods Market, Inc.	6,160	388,881

		4,218,645

Food Products - 3.2%
Annie’s, Inc.*	1,930	91,193
Barry Callebaut AG (Switzerland)[1]	500	522,400
Charoen Pokphand Foods PCL (Thailand)[1]	587,970	458,816
Danone (France)[1]	12,860	952,469
Glanbia plc (Ireland)[1]	11,630	162,960
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)	188,350	633,740
Kraft Foods Group, Inc.	114,300	6,215,634
M Dias Branco S.A. (Brazil)	6,800	318,934
Nestle S.A. (Switzerland)[1]	325,130	23,469,171
Unilever plc - ADR (United Kingdom)	400,575	16,259,339

		49,084,656

Household Products - 0.0%#
Reckitt Benckiser Group plc (United Kingdom)[1]	10,300	800,925

Personal Products - 0.0%#
Beiersdorf AG (Germany)[1]	1,770	168,776
Kao Corp. (Japan)[1]	13,600	452,929
Natura Cosmeticos S.A. (Brazil)	5,100	101,991

		723,696

Tobacco - 0.9%
Gudang Garam Tbk PT (Indonesia)[1]	51,000	166,745
Imperial Tobacco Group plc (United Kingdom)[1]	344,570	12,864,262
Swedish Match AB (Sweden)[1]	17,160	565,814

		13,596,821

Total Consumer Staples		96,039,786

Energy - 10.1%
Energy Equipment & Services - 4.4%
Anton Oilfield Services Group (China)[1]	100,000	63,249
Baker Hughes, Inc.	281,210	16,335,489
Calfrac Well Services Ltd. (Canada)	23,860	743,730
Cameron International Corp.*	290,800	15,953,288
CARBO Ceramics, Inc.	5,190	650,515
CGG (France)*[1]	11,088	243,714
Core Laboratories N.V. - ADR	1,010	189,092
Fugro N.V. (Netherlands)[1]	2,450	153,175
Gulfmark Offshore, Inc. - Class A	3,640	181,199
ION Geophysical Corp.*	31,400	145,696
Key Energy Services, Inc.*	15,990	125,042
National Oilwell Varco, Inc.	1,710	138,818
Petroleum Geo-Services ASA (Norway)[1]	19,000	230,434
Prosafe SE (Norway)[1]	14,980	128,393
Schlumberger Ltd.	187,380	17,561,254
SPT Energy Group, Inc. (China)[1]	148,000	81,462
Trican Well Service Ltd. (Canada)	50,350	707,455
Weatherford International Ltd. - ADR*	840,320	13,814,861

		67,446,866

Oil, Gas & Consumable Fuels - 5.7%
Apache Corp.	47,250	4,195,800
Cameco Corp. (Canada)	23,120	439,280
Cloud Peak Energy, Inc.*	73,690	1,150,301
Encana Corp. (Canada)	40,060	717,875
EOG Resources, Inc.	41,490	7,401,816
Hess Corp.	666,011	54,080,093
Koninklijke Vopak N.V. (Netherlands)[1]	5,230	321,664
Pacific Rubiales Energy Corp. (Colombia)	17,080	353,345

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Peabody Energy Corp.	459,700	$8,954,956
Petroleo Brasileiro S.A. - ADR (Brazil)	51,600	937,056
Range Resources Corp.	105,730	8,004,818
Royal Dutch Shell plc - Class B (Netherlands)[1]	9,249	320,203
Royal Dutch Shell plc - Class B - ADR (Netherlands)	9,190	638,889
Statoil ASA (Norway)[1]	14,880	352,079
Talisman Energy, Inc. (Canada)	78,260	975,764
Whitehaven Coal Ltd. (Australia)*[1]	50,000	76,590

		88,920,529

Total Energy		156,367,395

Financials - 4.8%
Capital Markets - 0.1%
Daiwa Securities Group, Inc. (Japan)[1]	60,000	548,027

Commercial Banks - 0.2%
Hong Leong Financial Group Berhad (Malaysia)[1]	153,070	733,675
HSBC Holdings plc (United Kingdom)[1]	40,950	448,870
ICICI Bank Ltd. - ADR (India)	9,550	356,406
Shinhan Financial Group Co. Ltd. (South Korea)[1]	11,830	515,831
Sumitomo Mitsui Trust Holdings, Inc. (Japan)[1]	141,000	696,412

		2,751,194

Diversified Financial Services - 0.7%
JSE Ltd. (South Africa)[1]	141,470	1,237,312
MarketAxess Holdings, Inc.	6,990	455,958
McGraw-Hill Financial, Inc.	137,290	9,566,367

		11,259,637

Insurance - 0.4%
Admiral Group plc (United Kingdom)[1]	13,380	273,947
Allianz SE (Germany)[1]	9,660	1,621,944
AXA S.A. (France)[1]	14,050	350,063
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	164,500	1,497,991
First American Financial Corp.	12,890	333,335
Mapfre S.A. (Spain)[1]	282,140	1,132,992
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	3,955	825,144
Zurich Insurance Group AG (Switzerland)[1]	1,910	527,778

		6,563,194

Real Estate Investment Trusts (REITS) - 2.8%
Agree Realty Corp.	20,600	650,342
Alexandria Real Estate Equities, Inc.	52,250	3,437,005
Alstria Office REIT AG (Germany)[1]	53,410	677,170
American Assets Trust, Inc.	13,520	450,081
American Campus Communities, Inc.	16,140	557,799
Apartment Investment & Management Co. - Class A	14,030	392,560
Associated Estates Realty Corp.	33,230	509,748
AvalonBay Communities, Inc.	2,220	277,611
BioMed Realty Trust, Inc.	200,480	3,993,562
Boston Properties, Inc.	9,460	979,110
Camden Property Trust	6,960	446,832
Cedar Realty Trust, Inc.	124,740	712,266
Coresite Realty Corp.	25,980	842,791
Corporate Office Properties Trust	139,880	3,441,048
CubeSmart	34,780	635,431
Digital Realty Trust, Inc.	59,320	2,827,191
DuPont Fabros Technology, Inc.	176,380	4,383,043
Education Realty Trust, Inc.	37,860	346,040
Equity Lifestyle Properties, Inc.	11,080	420,929
Equity Residential	4,840	253,422
General Growth Properties, Inc.	55,230	1,172,533
HCP, Inc.	18,280	758,620
Health Care REIT, Inc.	18,460	1,197,131
Healthcare Realty Trust, Inc.	10,870	260,989
Healthcare Trust of America, Inc.*	46,150	536,263
Home Properties, Inc.	11,420	688,740
Host Hotels & Resorts, Inc.	56,824	1,054,085
Kimco Realty Corp.	39,340	845,023
Land Securities Group plc (United Kingdom)[1]	8,840	140,134
Mack-Cali Realty Corp.	25,420	522,635
Mid-America Apartment Communities, Inc.	9,683	642,951
National Retail Properties, Inc.	16,210	557,624
Pebblebrook Hotel Trust	53,840	1,625,968
Plum Creek Timber Co., Inc.	3,060	138,924
Potlatch Corp.	3,330	135,964
Public Storage	2,660	444,140
Rayonier, Inc.	2,510	118,020
Realty Income Corp.	7,300	304,045
Simon Property Group, Inc.	10,850	1,676,868
Sovran Self Storage, Inc.	14,860	1,136,641
UDR, Inc.	34,130	846,765
Unibail-Rodamco SE (France)[1]	1,490	389,293
Ventas, Inc.	14,900	972,076
Vornado Realty Trust	1,740	154,964
Weyerhaeuser Co.	5,250	159,600

		42,713,977

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Management & Development - 0.6%
General Shopping Brasil S.A. (Brazil)*	127,160	$544,923
Realogy Holdings Corp.*	219,080	9,012,951

		9,557,874

Thrifts & Mortgage Finance - 0.0%#
Aareal Bank AG (Germany)*[1]	11,235	430,899
Groupe Fnac S.A. (France)*[1]	279	7,797

		438,696

Total Financials		73,832,599

Health Care - 6.3%
Biotechnology - 0.3%
Green Cross Corp. (South Korea)[1]	23,376	2,885,912
Incyte Corp. Ltd.*	16,160	630,240
Seattle Genetics, Inc.*	26,480	1,022,922

		4,539,074

Health Care Equipment & Supplies - 2.2%
Becton, Dickinson and Co.	112,920	11,871,280
BioMerieux (France)[1]	14,810	1,487,213
Carl Zeiss Meditec AG (Germany)[1]	13,920	439,703
GN Store Nord A/S (Denmark)[1]	41,330	942,853
HeartWare International, Inc.*	20,270	1,470,791
Mindray Medical International Ltd. - ADR (China)	36,620	1,377,278
Neogen Corp.*	15,630	722,419
Quidel Corp.*	39,370	972,439
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	1,696,000	1,592,529
Sirona Dental Systems, Inc.*	18,580	1,342,405
Sonova Holding AG (Switzerland)[1]	9,180	1,194,696
Straumann Holding AG (Switzerland)[1]	4,169	828,635
Teleflex, Inc.	66,540	6,133,657
Thoratec Corp.*	56,720	2,449,737
Volcano Corp.*	66,170	1,268,479

		34,094,114

Health Care Providers & Services - 0.3%
Diagnosticos da America S.A. (Brazil)	150,090	770,483
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	17,370	1,147,922
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	14,780	486,558
Life Healthcare Group Holdings Ltd. (South Africa)[1]	325,420	1,327,323
Odontoprev S.A. (Brazil)	49,950	206,471
Qualicorp S.A. (Brazil)*	116,760	1,093,485
Sonic Healthcare Ltd. (Australia)[1]	11,590	176,924

		5,209,166

Health Care Technology - 1.3%
Cerner Corp.*	355,510	19,919,225

Life Sciences Tools & Services - 0.7%
Gerresheimer AG (Germany)[1]	4,250	281,134
Lonza Group AG (Switzerland)[1]	16,970	1,514,792
QIAGEN N.V. (Netherlands)*[1]	10,190	233,871
QIAGEN N.V. - ADR (Netherlands)*	357,209	8,272,960

		10,302,757

Pharmaceuticals - 1.5%
AstraZeneca plc (United Kingdom)[1]	2,540	134,469
AstraZeneca plc - ADR (United Kingdom)	16,540	874,304
Bayer AG (Germany)[1]	13,685	1,697,662
GlaxoSmithKline plc (United Kingdom)[1]	16,925	446,187
Johnson & Johnson	188,190	17,428,276
Novo Nordisk A/S - Class B (Denmark)[1]	7,080	1,179,193
Shire plc (Ireland)[1]	21,165	938,472
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	9,790	363,111
UCB S.A. (Belgium)[1]	15,270	1,002,355

		24,064,029

Total Health Care		98,128,365

Industrials - 4.6%
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	245,810	14,684,690

Airlines - 0.3%
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)*	392,570	2,029,587
Latam Airlines Group S.A. - ADR (Chile)	17,840	295,252
Ryanair Holdings plc - ADR (Ireland)	15,080	757,167
Spirit Airlines, Inc.*	34,340	1,481,771

		4,563,777

Commercial Services & Supplies - 0.1%
Aggreko plc (United Kingdom)[1]	21,470	553,635
Interface, Inc.	6,620	134,055
Tomra Systems ASA (Norway)[1]	65,630	603,597

		1,291,287

Electrical Equipment - 0.1%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	20,120	512,456
Alstom S.A. (France)[1]	21,220	787,708
Nexans S.A. (France)[1]	4,571	203,232
Polypore International, Inc.*	8,290	374,708

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment (continued)
Schneider Electric S.A. (France)[1]	5,520	$464,497

		2,342,601

Industrial Conglomerates - 1.2%
General Electric Co.	590,440	15,434,102
Siemens AG (Germany)[1]	20,100	2,568,635

		18,002,737

Machinery - 1.6%
AGCO Corp.	5,970	348,529
Andritz AG (Austria)[1]	9,010	554,855
Briggs & Stratton Corp.	14,170	259,878
Caterpillar, Inc.	135,310	11,279,442
Deere & Co.	2,800	229,152
FANUC Corp. (Japan)[1]	9,000	1,443,669
Joy Global, Inc.	140,750	7,987,563
Kennametal, Inc.	7,580	348,680
KUKA AG (Germany)[1]	3,910	177,952
Pentair Ltd. - ADR	8,300	556,847
Titan International, Inc.	13,680	198,360
Trinity Industries, Inc.	7,500	379,725
Westport Innovations, Inc. - ADR (Canada)*	32,240	755,383
Xylem, Inc.	10,100	348,450

		24,868,485

Marine - 0.1%
Baltic Trading Ltd.	74,920	335,642
D/S Norden A/S (Denmark)[1]	8,840	388,818
Diana Shipping, Inc. - ADR (Greece)*	6,580	74,617
Nippon Yusen Kabushiki Kaisha (Japan)[1]	21,000	64,165
Pacific Basin Shipping Ltd. (Hong Kong)[1]	54,000	38,643
Precious Shipping PCL (Thailand)[1]	232,700	143,560
Sinotrans Shipping Ltd. (China)[1]	998,500	328,392

		1,373,837

Professional Services - 0.1%
ALS Ltd. (Australia)[1]	25,990	245,859
Experian plc (United Kingdom)[1]	27,980	569,639

		815,498

Trading Companies & Distributors - 0.1%
Brenntag AG (Germany)[1]	4,400	744,524
Fastenal Co.	4,470	222,606
Mills Estruturas e Servicos de Engenharia S.A. (Brazil)	32,600	452,576
MSC Industrial Direct Co., Inc. - Class A	1,430	109,209

		1,528,915

Transportation Infrastructure - 0.1%
Groupe Eurotunnel S.A. (France)[1]	86,400	836,433
Malaysia Airports Holdings Berhad (Malaysia)[1]	233,910	623,404

		1,459,837

Total Industrials		70,931,664

Information Technology - 13.8%
Communications Equipment - 3.5%
Alcatel-Lucent - ADR (France)*	460,180	1,762,489
F5 Networks, Inc.*	11,200	912,912
Juniper Networks, Inc.*	1,378,076	25,687,337
Polycom, Inc.*	133,390	1,387,256
Qualcomm, Inc.	347,940	24,171,392
Riverbed Technology, Inc.*	56,950	843,999

		54,765,385

Computers & Peripherals - 4.1%
Apple, Inc.	52,340	27,339,799
EMC Corp.	1,522,200	36,639,354
Fusion-io, Inc.*	7,260	78,045
Stratasys Ltd.*	810	91,716

		64,148,914

Electronic Equipment, Instruments & Components - 0.3%
Hitachi Ltd. (Japan)[1]	324,000	2,266,415
Keyence Corp. (Japan)[1]	1,609	689,601
Rofin-Sinar Technologies, Inc.*	37,640	988,050

		3,944,066

Internet Software & Services - 2.6%
eBay, Inc.*	270,950	14,281,775
Google, Inc. - Class A*	18,320	18,880,226
LinkedIn Corp. - Class A*	8,210	1,836,331
LogMeIn, Inc.*	48,220	1,557,506
NetEase, Inc. - ADR (China)	4,100	276,791
SciQuest, Inc.*	38,130	832,759
Tencent Holdings Ltd. (China)[1]	34,600	1,886,753

		39,552,141

IT Services - 0.5%
Amdocs Ltd. - ADR	43,120	1,657,964
InterXion Holding N.V. - ADR (Netherlands)*	3,040	68,278

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
VeriFone Systems, Inc.*	277,960	$6,298,574

		8,024,816

Office Electronics - 0.0%#
Canon, Inc. (Japan)[1]	6,800	214,586

Semiconductors & Semiconductor Equipment - 0.3%
Kulicke & Soffa Industries, Inc. (Singapore)*	70,700	912,030
Samsung Electronics Co. Ltd. (South Korea)[1]	970	1,337,687
Silicon Motion Technology Corp. - ADR (Taiwan)	89,300	1,106,427
Skyworks Solutions, Inc.*	39,750	1,024,755
Tokyo Electron Ltd. (Japan)[1]	12,000	658,472

		5,039,371

Software - 2.5%
Aspen Technology, Inc.*	2,410	92,134
AutoNavi Holdings Ltd. - ADR (China)*	50,000	773,000
Aveva Group plc (United Kingdom)[1]	11,543	478,281
Electronic Arts, Inc.*	1,189,460	31,223,325
Fortinet, Inc.*	47,680	958,845
MICROS Systems, Inc.*	19,680	1,067,640
Qualys, Inc.*	61,280	1,274,624
RealPage, Inc.*	48,360	1,186,271
SAP AG (Germany)[1]	16,750	1,310,730
Temenos Group AG (Switzerland)[1]	21,830	556,259
Totvs S.A. (Brazil)	14,000	237,354

		39,158,463

Total Information Technology		214,847,742

Materials - 3.4%
Chemicals - 1.7%
BASF SE (Germany)[1]	6,070	630,157
Linde AG (Germany)[1]	6,790	1,288,921
Monsanto Co.	148,880	15,614,534
Syngenta AG (Switzerland)[1]	18,360	7,410,402
Tronox Ltd. - Class A	14,900	344,041
Umicore S.A. (Belgium)[1]	8,190	390,001
Yingde Gases Group Co., Ltd. (China)[1]	252,000	258,702

		25,936,758

Construction Materials - 0.0%#
CRH plc (Ireland)[1]	14,450	352,378
Holcim Ltd. (Switzerland)[1]	3,450	256,609

		608,987

Metals & Mining - 1.7%
Alcoa, Inc.	2,685,840	24,897,737
Alumina Ltd. (Australia)*[1]	282,210	274,385
Impala Platinum Holdings Ltd. (South Africa)[1]	28,580	347,152
Noranda Aluminum Holding Corp.	65,700	178,704
Norsk Hydro ASA (Norway)[1]	54,040	241,168
ThyssenKrupp AG (Germany)*[1]	5,190	132,415

		26,071,561

Total Materials		52,617,306

Telecommunication Services - 0.7%
Diversified Telecommunication Services - 0.6%
Telefonica S.A. - ADR (Spain)*	51,840	905,645
Telenor ASA (Norway)[1]	322,150	7,740,498
Telenor ASA - ADR (Norway)[2]	12,530	904,791
Vivendi S.A. (France)[1]	14,800	374,734
Ziggo N.V. (Netherlands)[1]	2,750	117,891

		10,043,559

Wireless Telecommunication Services - 0.1%
America Movil SAB de C.V. - Class L - ADR (Mexico)	23,330	499,495
MTN Group Ltd. (South Africa)[1]	13,620	270,727

		770,222

Total Telecommunication Services		10,813,781

Utilities - 0.0%#
Independent Power Producers & Energy Traders - 0.0%#
Dynegy, Inc.*	29,730	577,654

TOTAL COMMON STOCKS (Identified Cost $781,028,394)		964,909,786

PREFERRED STOCKS - 0.4%

Financials - 0.4%
Commercial Banks - 0.2%
BB&T Corp., Series D (non-cumulative), 5.85%	43,910	999,392
PNC Financial Services Group, Inc., Series Q (non-cumulative), 5.375%	48,600	1,027,404
U.S. Bancorp., Series F (non-cumulative), 6.50%[3]	30,400	815,328

		2,842,124

Diversified Financial Services - 0.1%
JPMorgan Chase & Co., Series P (non-cumulative), 5.45%	48,800	1,048,712

Insurance - 0.0%#
Principal Financial Group, Inc., Series A (non-cumulative), 5.563%[3]	7,000	693,700

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

PREFERRED STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) - 0.1%
Boston Properties, Inc., Series F, 5.25%	22,300	$486,586
National Retail Properties, Inc., 5.70%	25,000	497,500
Public Storage, Series Q, 6.50%	39,780	982,168

		1,966,254

TOTAL PREFERRED STOCKS (Identified Cost $7,100,416)		6,550,790

	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS - 17.8%

Convertible Corporate Bonds - 0.1%
Financials - 0.1%
Real Estate Investment Trusts (REITS) - 0.1%
BioMed Realty LP5 , 3.75%, 1/15/2030
(Identified Cost $988,125)	850,000	1,021,594

Non-Convertible Corporate Bonds - 17.7%
Consumer Discretionary - 2.1%
Auto Components - 0.1%
Gestamp Funding Luxembourg S.A. (Spain)[5] , 5.625%, 5/31/2020	680,000	686,800
Pittsburgh Glass Works LLC[5] , 8.00%, 11/15/2018	610,000	622,200

		1,309,000

Diversified Consumer Services - 0.2%
Block Financial LLC, 5.50%, 11/1/2022	2,560,000	2,679,493

Hotels, Restaurants & Leisure - 0.3%
International Game Technology, 7.50%, 6/15/2019	3,790,000	4,473,329
Royal Caribbean Cruises, Ltd., 11.875%, 7/15/2015	550,000	643,500

		5,116,829

Household Durables - 0.1%
Lennar Corp., 6.95%, 6/1/2018	600,000	670,500
NVR, Inc., 3.95%, 9/15/2022	500,000	487,438
Weekley Homes LLC - Weekley Finance Corp.[5] , 6.00%, 2/1/2023	670,000	648,225

		1,806,163

Media - 1.0%
British Sky Broadcasting Group plc (United Kingdom)[5] , 9.50%, 11/15/2018	2,060,000	2,704,106
CCO Holdings LLC - CCO Holdings Capital Corp.[5] , 5.25%, 3/15/2021	1,150,000	1,109,750
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	1,515,000	1,632,602
Discovery Communications LLC, 5.05%, 6/1/2020	1,350,000	1,504,282
NAI Entertainment Holdings - NAI Entertainment Holdings Finance Corp.[5] , 5.00%, 8/1/2018	580,000	594,500
Sirius XM Radio, Inc.[5] , 4.25%, 5/15/2020	1,380,000	1,316,175
Starz LLC - Starz Finance Corp., 5.00%, 9/15/2019	910,000	919,100
Time Warner, Inc., 3.15%, 7/15/2015	125,000	130,069
Time Warner, Inc., 4.875%, 3/15/2020	1,200,000	1,327,668
Time Warner, Inc., 4.75%, 3/29/2021	1,650,000	1,789,737
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[5] , 5.50%, 1/15/2023	905,000	893,687
Virgin Media Secured Finance plc (United Kingdom), 5.25%, 1/15/2021	870,000	882,768

		14,804,444

Multiline Retail - 0.1%
Dollar General Corp., 1.875%, 4/15/2018	1,225,000	1,195,960
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	1,270,000	1,153,349

		2,349,309

Specialty Retail - 0.2%
Dufry Finance SCA (Switzerland)[5] , 5.50%, 10/15/2020	525,000	532,372
The Home Depot, Inc., 5.40%, 3/1/2016	1,220,000	1,350,157
Rent-A-Center, Inc., 6.625%, 11/15/2020	575,000	607,344

		2,489,873

Textiles, Apparel & Luxury Goods - 0.1%
SIWF Merger Sub, Inc. - Springs Industries, Inc.[5] , 6.25%, 6/1/2021	585,000	587,925
VF Corp., 5.95%, 11/1/2017	880,000	1,012,958

		1,600,883

Total Consumer Discretionary		32,155,994

Consumer Staples - 0.4%
Beverages - 0.0%#
Crestview DS Merger Sub II, Inc.[5] , 10.00%, 9/1/2021	635,000	660,400

Food Products - 0.2%
C&S Group Enterprises LLC[5] , 8.375%, 5/1/2017	684,000	730,170
KeHE Distributors LLC - KeHE Finance Corp.[5] , 7.625%, 8/15/2021	590,000	610,650
Land O’ Lakes, Inc.[5] , 6.00%, 11/15/2022	515,000	534,956
Pinnacle Operating Corp.[5] , 9.00%, 11/15/2020	595,000	621,775

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food Products (continued)
Shearer’s Foods LLC - Chip Finance Corp.[5] , 9.00%, 11/1/2019		685,000	$724,387
Tyson Foods, Inc., 4.50%, 6/15/2022		100,000	103,716

			3,325,654

Household Products - 0.1%
Harbinger Group, Inc.[5] , 7.875%, 7/15/2019		865,000	919,063

Tobacco - 0.1%
Vector Group Ltd., 7.75%, 2/15/2021		870,000	913,500

Total Consumer Staples			5,818,617

Energy - 1.2%
Energy Equipment & Services - 0.4%
Baker Hughes, Inc., 7.50%, 11/15/2018		935,000	1,174,152
Calfrac Holdings LP (Canada)[5] , 7.50%, 12/1/2020		1,140,000	1,154,250
Nabors Industries, Inc.[5] , 2.35%, 9/15/2016		910,000	922,199
Schlumberger Oilfield plc[5] , 4.20%, 1/15/2021		400,000	429,411
Shelf Drilling Holdings Ltd. (United Arab Emirates)[5] , 8.625%, 11/1/2018		545,000	587,237
Sidewinder Drilling, Inc.[5] , 9.75%, 11/15/2019		545,000	528,650
Weatherford International Ltd., 9.625%, 3/1/2019		1,245,000	1,588,529

			6,384,428

Oil, Gas & Consumable Fuels - 0.8%
Buckeye Partners LP, 4.15%, 7/1/2023		1,275,000	1,256,637
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/2019		1,365,000	1,429,838
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp.[5] , 6.125%, 3/1/2022		965,000	986,713
Energy XXI Gulf Coast, Inc.[5] , 7.50%, 12/15/2021		935,000	977,075
EPL Oil & Gas, Inc., 8.25%, 2/15/2018		610,000	654,225
Gulfport Energy Corp., 7.75%, 11/1/2020		610,000	646,600
Lukoil International Finance B.V. (Russia)[5] , 3.416%, 4/24/2018		735,000	740,513
Northern Tier Energy LLC - Northern Tier Finance Corp.[5] , 7.125%, 11/15/2020		900,000	918,000
PBF Holding Co. LLC - PBF Finance Corp., 8.25%, 2/15/2020		1,255,000	1,311,475
Petroleos Mexicanos (Mexico), 3.50%, 7/18/2018		2,000,000	2,045,000
Sabine Pass Liquefaction LLC[5] , 5.625%, 2/1/2021		1,080,000	1,090,800

			12,056,876

Total Energy			18,441,304

Financials - 10.1%
Capital Markets - 1.7%
Goldman Sachs Capital II6 , 4.00%, 6/1/2043		2,005,000	1,478,688
Goldman Sachs Group, Inc., 3.625%, 2/7/2016		3,250,000	3,430,326
The Goldman Sachs Group, Inc., 2.375%, 1/22/2018		4,100,000	4,123,559
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018		2,510,000	2,909,075
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020		2,225,000	2,502,357
Jefferies Finance LLC - JFIN Co-Issuer Corp.[5] , 7.375%, 4/1/2020		875,000	899,063
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018		1,025,000	1,217,399
Morgan Stanley, 3.80%, 4/29/2016		3,860,000	4,078,889
Morgan Stanley, 2.125%, 4/25/2018		4,220,000	4,195,714
Morgan Stanley, 7.30%, 5/13/2019		1,355,000	1,654,799

			26,489,869

Commercial Banks - 2.2%
Barclays Bank plc (United Kingdom), 4.25%, 1/12/2022	GBP	490,000	858,629
BB&T Corp., 5.20%, 12/23/2015		1,175,000	1,275,058
BBVA Bancomer S.A. (Mexico)[5] , 6.75%, 9/30/2022		1,670,000	1,811,950
BBVA US Senior S.A.U. (Spain), 4.664%, 10/9/2015		4,325,000	4,553,784
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	AUD	380,000	381,373
HSBC Bank plc (United Kingdom)[5] , 1.50%, 5/15/2018		1,580,000	1,551,543
HSBC USA Capital Trust I (United Kingdom)[5] , 7.808%, 12/15/2026		600,000	609,750
Intesa Sanpaolo S.p.A. (Italy), 3.125%, 1/15/2016		1,385,000	1,412,384
Intesa Sanpaolo S.p.A. (Italy)[5] , 6.50%, 2/24/2021		1,425,000	1,567,785
Lloyds TSB Bank plc (United Kingdom)[5] , 6.50%, 9/14/2020		4,735,000	5,349,755
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017		1,830,000	2,152,876
National Australia Bank, Ltd. (Australia)[5] , 1.25%, 3/8/2018		2,000,000	1,970,030
National City Corp., 6.875%, 5/15/2019		2,255,000	2,705,806
PNC Bank National Association, 5.25%, 1/15/2017		515,000	574,135

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks (continued)
Provident Funding Associates LP - PFG Finance Corp.[5] , 6.75%, 6/15/2021		585,000	$598,163
Royal Bank of Canada (Canada), 3.27%, 11/10/2014	CAD	295,000	288,362
Royal Bank of Canada (Canada), 3.18%, 3/16/2015	CAD	465,000	456,192
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	445,000	451,970
Santander Holdings USA, Inc., 4.625%, 4/19/2016		370,000	396,971
Wachovia Corp., 5.25%, 8/1/2014		1,270,000	1,313,626
Wells Fargo & Co., 1.50%, 1/16/2018		3,320,000	3,307,762
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	AUD	400,000	401,547

			33,989,451

Consumer Finance - 0.3%
Ally Financial, Inc., 6.75%, 12/1/2014		610,000	642,025
American Express Co.[6] , 6.80%, 9/1/2066		930,000	992,775
Caterpillar Financial Services Corp., 7.05%, 10/1/2018		815,000	1,003,766
Discover Bank, 4.20%, 8/8/2023		1,280,000	1,298,039
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017		890,000	943,400

			4,880,005

Diversified Financial Services - 2.9%
Bank of America Corp., 6.50%, 8/1/2016		1,425,000	1,618,904
Bank of America Corp., 5.75%, 8/15/2016		840,000	929,572
The Bear Stearns Companies LLC, 7.25%, 2/1/2018		85,000	102,504
Citigroup, Inc., 5.85%, 8/2/2016		1,600,000	1,786,854
Citigroup, Inc., 8.50%, 5/22/2019		2,663,000	3,445,600
CME Group, Inc., 3.00%, 9/15/2022		1,270,000	1,225,399
CNG Holdings, Inc.[5] , 9.375%, 5/15/2020		910,000	862,225
CNH Capital LLC, 6.25%, 11/1/2016		885,000	971,288
Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A. (Netherlands)[6] , 8.40%, 11/29/2049		850,000	935,425
Ford Motor Credit Co. LLC, 8.00%, 12/15/2016		2,375,000	2,821,194
Ford Motor Credit Co. LLC, 6.625%, 8/15/2017		650,000	758,553
Ford Motor Credit Co. LLC, 5.00%, 5/15/2018		6,307,000	6,989,121
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020		1,045,000	1,325,093
General Electric Capital Corp., 5.625%, 5/1/2018		3,425,000	3,972,911
ING US, Inc., 2.90%, 2/15/2018		85,000	86,748
ING US, Inc., 5.50%, 7/15/2022		1,185,000	1,301,295
Jefferies Group LLC, 8.50%, 7/15/2019		3,795,000	4,616,504
JPMorgan Chase & Co., 3.15%, 7/5/2016		3,095,000	3,250,706
JPMorgan Chase & Co., 1.625%, 5/15/2018		3,355,000	3,294,929
JPMorgan Chase & Co., 4.95%, 3/25/2020		3,130,000	3,487,502
Oxford Finance LLC - Oxford Finance Co-Issuer, Inc.[5] , 7.25%, 1/15/2018		575,000	608,063
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[5] , 8.875%, 8/1/2020		1,005,000	1,077,863

			45,468,253

Insurance - 1.5%
American International Group, Inc., 4.875%, 6/1/2022		3,645,000	3,989,773
Fidelity National Financial, Inc., 6.60%, 5/15/2017		2,025,000	2,269,383
First American Financial Corp., 4.30%, 2/1/2023		1,350,000	1,314,271
Genworth Holdings, Inc., 7.70%, 6/15/2020		600,000	722,271
Genworth Holdings, Inc., 7.625%, 9/24/2021		6,555,000	8,036,994
Genworth Holdings, Inc.[6] , 6.15%, 11/15/2066		4,300,000	3,893,521
Hartford Financial Services Group, Inc., 5.125%, 4/15/2022		2,535,000	2,835,185

			23,061,398

Real Estate Investment Trusts (REITS) - 1.5%
American Campus Communities
Operating Partnership LP, 3.75%, 4/15/2023		665,000	639,177
American Tower Corp., 3.40%, 2/15/2019		3,925,000	3,973,980
BioMed Realty LP, 3.85%, 4/15/2016		1,145,000	1,203,233
Boston Properties LP, 5.875%, 10/15/2019		1,385,000	1,614,151
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[5] , 6.125%, 7/1/2022		580,000	575,650
Camden Property Trust, 5.70%, 5/15/2017		980,000	1,092,595
Corrections Corp. of America, 4.125%, 4/1/2020		865,000	845,537
Digital Realty Trust LP, 5.875%, 2/1/2020		200,000	219,085

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Digital Realty Trust LP, 5.25%, 3/15/2021	1,870,000	$1,967,324
Dupont Fabros Technology LP5 , 5.875%, 9/15/2021	930,000	953,250
HCP, Inc., 6.70%, 1/30/2018	1,270,000	1,489,161
Health Care REIT, Inc., 6.20%, 6/1/2016	1,240,000	1,387,627
Health Care REIT, Inc., 4.95%, 1/15/2021	275,000	296,105
Mack-Cali Realty LP, 5.80%, 1/15/2016	3,000,000	3,259,263
Simon Property Group LP, 10.35%, 4/1/2019	2,160,000	2,966,527
UDR, Inc., 4.625%, 1/10/2022	980,000	1,025,109

		23,507,774

Total Financials		157,396,750

Health Care - 0.3%
Health Care Equipment & Supplies - 0.1%
Fresenius Medical Care US Finance, Inc. (Germany), 6.875%, 7/15/2017	825,000	932,250
Fresenius Medical Care US Finance, Inc. (Germany)[5] , 6.50%, 9/15/2018	565,000	634,213
Fresenius US Finance II, Inc.[5] , 9.00%, 7/15/2015	615,000	685,725

		2,252,188

Health Care Providers & Services - 0.1%
HCA, Inc., 6.375%, 1/15/2015	610,000	644,312
Tenet Healthcare Corp.[5] , 8.125%, 4/1/2022	600,000	657,000

		1,301,312

Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International[5] , 6.75%, 8/15/2021	935,000	995,775

Total Health Care		4,549,275

Industrials - 0.9%
Aerospace & Defense - 0.2%
Bombardier, Inc. (Canada)[5] , 4.25%, 1/15/2016	545,000	568,163
Bombardier, Inc. (Canada)[5] , 6.125%, 1/15/2023	900,000	911,250
DigitalGlobe, Inc.[5] , 5.25%, 2/1/2021	545,000	527,287
Erickson Air-Crane, Inc.[5] , 8.25%, 5/1/2020	760,000	792,300
Textron, Inc., 7.25%, 10/1/2019	940,000	1,109,466

		3,908,466

Air Freight & Logistics - 0.1%
Aguila 3 S.A. (Luxembourg)[5] , 7.875%, 1/31/2018	580,000	618,425
Aguila 3 S.A. (Luxembourg)[5] , 7.875%, 1/31/2018	215,000	229,244
FedEx Corp., 8.00%, 1/15/2019	785,000	986,597

		1,834,266

Airlines - 0.3%
American Airlines Pass-Through Trust, Series 2013-2, Class A5 , 4.95%, 1/15/2023	1,440,000	1,483,200
Aviation Capital Group Corp.[5] , 4.625%, 1/31/2018	540,000	550,663
Aviation Capital Group Corp.[5] , 6.75%, 4/6/2021	765,000	824,287
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B, 6.375%, 1/2/2016	545,000	576,336
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	290,000	305,950
United Continental Holdings, Inc., 6.375%, 6/1/2018	600,000	622,500

		4,362,936

Machinery - 0.1%
Dynacast International LLC - Dynacast Finance, Inc., 9.25%, 7/15/2019	805,000	885,500
Joy Global, Inc., 5.125%, 10/15/2021	120,000	127,069

		1,012,569

Professional Services - 0.0%#
FTI Consulting, Inc., 6.00%, 11/15/2022	540,000	550,800

Road & Rail - 0.1%
Union Pacific Corp., 5.65%, 5/1/2017	810,000	913,795

Trading Companies & Distributors - 0.1%
International Lease Finance Corp., 8.625%, 9/15/2015	550,000	611,875
Rexel S.A. (France)[5] , 5.25%, 6/15/2020	875,000	892,500

		1,504,375

Total Industrials		14,087,207

Information Technology - 0.6%
Communications Equipment - 0.1%
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	515,000	552,337
ViaSat, Inc., 6.875%, 6/15/2020	690,000	721,050

		1,273,387

Computers & Peripherals - 0.2%
Apple, Inc., 2.40%, 5/3/2023	650,000	593,985
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Computers & Peripherals (continued)
Hewlett-Packard Co., 4.75%, 6/2/2014	1,920,000	$1,963,104

		2,557,089

Electronic Equipment, Instruments & Components - 0.1%
Corning, Inc., 6.625%, 5/15/2019	1,000,000	1,203,651
CPI International, Inc., 8.00%, 2/15/2018	595,000	615,825
Tyco Electronics Group S.A. (Switzerland), 4.875%, 1/15/2021	365,000	386,805

		2,206,281

IT Services - 0.1%
The Western Union Co., 5.253%, 4/1/2020	1,350,000	1,465,078

Semiconductors & Semiconductor Equipment - 0.1%
Magnachip Semiconductor Corp. (South Korea)[5] , 6.625%, 7/15/2021	820,000	820,000

Software - 0.0%#
Interface Security Systems Holdings, Inc. - Interface Security Systems LLC[5] , 9.25%, 1/15/2018	540,000	567,000

Total Information Technology		8,888,835

Materials - 1.3%
Chemicals - 0.1%
Nufarm Australia Ltd. (Australia)[5] , 6.375%, 10/15/2019	645,000	664,350
Trinseo Materials Operating SCA - Trinseo Materials Finance, Inc.[5] , 8.75%, 2/1/2019	545,000	543,637

		1,207,987

Metals & Mining - 1.0%
Allegheny Technologies, Inc., 5.95%, 1/15/2021	1,970,000	2,088,679
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	960,000	1,157,805
Cliffs Natural Resources, Inc., 5.90%, 3/15/2020	1,315,000	1,374,107
Cliffs Natural Resources, Inc., 4.80%, 10/1/2020	580,000	573,493
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018	105,000	104,714
Plains Exploration & Production Co., 6.125%, 6/15/2019	3,145,000	3,437,900
Plains Exploration & Production Co., 6.50%, 11/15/2020	2,933,000	3,231,365
Rio Tinto Finance USA plc (United Kingdom), 1.375%, 6/17/2016	2,000,000	2,012,272
Shale-Inland Holdings LLC - Shale-Inland Finance Corp.[5] , 8.75%, 11/15/2019	545,000	558,625
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	1,290,000	1,288,647

		15,827,607

Paper & Forest Products - 0.2%
International Paper Co., 7.50%, 8/15/2021	1,425,000	1,770,171
Smurfit Kappa Acquisitions (Ireland)[5] , 4.875%, 9/15/2018	1,410,000	1,445,250

		3,215,421

Total Materials		20,251,015

Telecommunication Services - 0.7%
Diversified Telecommunication Services - 0.4%
Digicel Ltd. (Jamaica)[5] , 6.00%, 4/15/2021	885,000	858,450
Telefonica Emisiones S.A.U. (Spain), 6.221%, 7/3/2017	2,400,000	2,706,809
UPCB Finance VI Ltd. (Netherlands)[5] , 6.875%, 1/15/2022	1,120,000	1,206,800
Windstream Corp., 7.50%, 6/1/2022	975,000	1,021,313

		5,793,372

Wireless Telecommunication Services - 0.3%
America Movil SAB de C.V. (Mexico), 5.00%, 3/30/2020	1,890,000	2,069,076
Crown Castle Towers LLC[5] , 6.113%, 1/15/2020	1,045,000	1,189,162
Crown Castle Towers LLC[5] , 4.883%, 8/15/2020	353,000	379,688
SBA Tower Trust[5] , 5.101%, 4/17/2017	575,000	621,848
SBA Tower Trust[5] , 2.933%, 12/15/2017	1,285,000	1,324,777

		5,584,551

Total Telecommunication Services		11,377,923

Utilities - 0.1%
Independent Power Producers & Energy Traders - 0.1%
Exelon Generation Co. LLC, 5.20%, 10/1/2019	815,000	891,000
NRG Energy, Inc., 7.875%, 5/15/2021	710,000	784,550

Total Utilities		1,675,550

Total Non-Convertible Corporate Bonds (Identified Cost $ 265,876,768)		274,642,470

TOTAL CORPORATE BONDS (Identified Cost $ 266,864,893)		275,664,064

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES - 1.9%

U.S. Treasury Notes - 1.9%
U.S. Treasury Note, 0.25%, 10/31/2015	20,000,000	$19,976,560
U.S. Treasury Note, 0.625%, 10/15/2016	10,000,000	10,017,190

TOTAL U.S. TREASURY SECURITIES (Identified Cost $29,990,644)		29,993,750

ASSET-BACKED SECURITIES - 0.2%
FDIC Trust, Series 2011-R1, Class A5 , 2.672%, 7/25/2026	1,216,717	1,256,604
Ford Credit Auto Owner Trust, Series 2012-D, Class A3, 0.51%, 4/15/2017	990,000	989,434
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[5] , 5.29%, 3/25/2016	470,000	493,850
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[5] , 3.74%, 2/25/2017	700,000	738,063

TOTAL ASSET-BACKED SECURITIES (Identified Cost $3,375,889)		3,477,951

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.6%

Americold LLC Trust, Series 2010-ARTA, Class A1[5] , 3.847%, 1/14/2029	243,279	255,725
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A5 , 2.959%, 12/10/2030	640,000	614,439
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[6] , 5.923%, 5/10/2045	3,155,000	3,465,603
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	850,000	930,380
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	2,020,000	2,130,235
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4[6] , 5.899%, 9/11/2038	605,000	663,810
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	695,000	761,773
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[5] , 3.759%, 4/15/2044	420,000	442,263
Citigroup - Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4[6] , 5.392%, 7/15/2044	420,000	447,716
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[5] , 3.156%, 7/10/2046	403,645	416,790
Commercial Mortgage Pass-Through Certificates, Series 2012-CR4, Class A3, 2.853%, 10/15/2045	895,000	856,645
Commercial Mortgage Trust, Series 2006-GG7, Class A4[6] , 6.018%, 7/10/2038	608,388	668,770
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[5,6] , 2.50%, 5/25/2043	1,382,916	1,268,947
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[5,6] , 2.13%, 2/25/2043	1,306,364	1,180,865
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1[5] , 3.742%, 11/10/2046	319,258	335,626
Extended Stay America Trust, Series 2013-ESH7, Class A27[5] , 2.958%, 12/5/2031	1,410,000	1,386,910
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class A2, 2.377%, 5/25/2022	1,255,000	1,185,627
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	1,157,419	1,156,732
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	1,325,000	1,315,256
FREMF Mortgage Trust, Series 2011-K701, Class B5,6 , 4.436%, 7/25/2048	550,000	574,072
FREMF Mortgage Trust, Series 2011-K702, Class B5,6 , 4.936%, 4/25/2044	675,000	717,682
GS Mortgage Securities Corp. II, Series 2010-C2, Class A1[5] , 3.849%, 12/10/2043	695,308	735,687
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[6] , 5.418%, 1/12/2043	1,605,000	1,713,975
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[6] , 5.368%, 12/15/2044.	325,000	348,191
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[6] , 6.056%, 4/15/2045	1,460,000	1,601,686
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[5,6] , 3.00%, 3/25/2043	1,138,044	1,112,343
JP Morgan Mortgage Trust, Series 2013-2, Class A2[5,6] , 3.50%, 5/25/2043	1,297,873	1,283,599
LSTAR Commercial Mortgage Trust, Series 2011-1, Class A5 , 3.913%, 6/25/2043	89,376	90,875
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A6 , 5.23%, 9/15/2042	323,555	342,277
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[5] , 3.884%, 9/15/2047	765,000	806,373
Motel 6 Trust, Series 2012-MTL6, Class A2[5] , 1.948%, 10/5/2025	895,000	883,574

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

OBP Depositor LLC Trust, Series 2010-OBP, Class A5, 4.646%, 7/15/2045		115,000	$127,038
Sequoia Mortgage Trust, Series 2013-2, Class A1[6], 1.874%, 2/25/2043		1,194,687	1,042,487
Sequoia Mortgage Trust, Series 2013-7, Class A2[6], 3.00%, 6/25/2043		887,583	842,265
Sequoia Mortgage Trust, Series 2013-8, Class A1[6], 3.00%, 6/25/2043		1,235,683	1,171,652
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX5, 4.004%, 9/13/2028		350,000	372,723
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[6], 5.414%, 10/15/2044		2,081,094	2,220,877
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[6], 6.011%, 6/15/2045		750,000	828,169
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[5], 4.393%, 11/15/2043		600,000	646,634
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918%, 10/15/2045		1,720,000	1,659,088
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[5], 3.791%, 2/15/2044		575,000	604,403
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A2, 2.029%, 3/15/2045		1,465,000	1,472,983

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $41,286,954)			40,682,765

FOREIGN GOVERNMENT BONDS - 1.7%

Bonos de la Tesoreria de la Republica en pesos (Chile), 6.00%, 1/1/2018	CLP	805,000,000	1,682,861
Brazil Letras do Tesouro Nacional (Brazil)[7], 0.00%, 1/1/2015	BRL	1,100,000	436,304
Brazilian Government Bond (Brazil), 8.875%, 10/14/2019		700,000	931,700
Canada Housing Trust No. 1 (Canada)[5], 4.10%, 12/15/2018	CAD	385,000	405,674
Chile Government Bond (Chile), 3.25%, 9/14/2021		1,400,000	1,419,250
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	EUR	295,000	444,461
Ireland Government Bond (Ireland), 5.40%, 3/13/2025	EUR	300,000	461,949
Italy Buoni Poliennali Del Tesoro (Italy), 2.25%, 5/15/2016	EUR	160,000	219,880
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 9/1/2022	EUR	625,000	952,041
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 11/1/2022	EUR	760,000	1,157,166
Italy Buoni Poliennali Del Tesoro (Italy), 4.50%, 5/1/2023	EUR	630,000	894,306
Italy Buoni Poliennali Del Tesoro (Italy)[5], 5.00%, 3/1/2025	EUR	490,000	713,933
Japan Government Five Year Bond (Japan), 0.30%, 12/20/2016	JPY	100,300,000	1,025,121
Japan Government Two Year Bond (Japan), 0.10%, 3/15/2014	JPY	71,000,000	722,154
Korea Treasury Bond (South Korea), 4.50%, 3/10/2015	KRW	940,000,000	906,757
Korea Treasury Bond (South Korea), 2.75%, 6/10/2016	KRW	460,000,000	433,003
Malaysia Government Bond (Malaysia), 3.434%, 8/15/2014	MYR	1,520,000	483,613
Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	MYR	3,275,000	1,069,758
Mexican Government Bond (Mexico), 8.00%, 12/17/2015	MXN	26,069,000	2,160,079
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	MXN	5,945,000	492,355
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	2,400,000	209,726
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	4,000,000	321,113
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	6,500,000	517,048
Portugal Obrigacoes do Tesouro OT (Portugal)[5], 4.20%, 10/15/2016	EUR	190,000	256,174
Portugal Obrigacoes do Tesouro OT (Portugal)[5], 4.80%, 6/15/2020	EUR	175,000	222,305
Portugal Obrigacoes do Tesouro OT (Portugal)[5], 4.95%, 10/25/2023	EUR	185,000	228,269
Portugal Obrigacoes do Tesouro OT (Portugal)[5], 5.65%, 2/15/2024	EUR	340,000	436,708
Russian Foreign Bond - Eurobond (Russia)[5], 5.00%, 4/29/2020		600,000	654,000
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	845,000	725,950
Spain Government Bond (Spain), 3.30%, 7/30/2016	EUR	170,000	239,235
Spain Government Bond (Spain), 4.50%, 1/31/2018	EUR	325,000	476,131
Spain Government Bond (Spain), 4.00%, 4/30/2020	EUR	510,000	721,676
Spain Government Bond (Spain)[5], 5.40%, 1/31/2023	EUR	755,000	1,136,841
Spain Government Bond (Spain), 4.80%, 1/31/2024	EUR	590,000	848,259
Spain Government Bond (Spain), 4.65%, 7/30/2025	EUR	200,000	281,463
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	GBP	375,000	597,534
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	475,000	880,708

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $25,114,447)			25,765,505

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES - 9.0%

Mortgage-Backed Securities - 6.3%
Fannie Mae, Pool #621881, 5.50%, 1/1/2017	500	$527
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	1,151,117	1,248,393
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	82,631	89,518
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	105,617	115,761
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	749,546	812,901
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	136,242	149,323
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	1,273,210	1,379,963
Fannie Mae, Pool #990895, 5.50%, 10/1/2023	98,040	106,775
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	79,938	87,030
Fannie Mae, Pool #AB4086, 3.00%, 12/1/2026	839,142	872,378
Fannie Mae, Pool #AJ7717, 3.00%, 12/1/2026	1,019,278	1,059,686
Fannie Mae, Pool #AK7413, 3.00%, 3/1/2027	2,285,268	2,376,002
Fannie Mae, Pool #AO6562, 3.00%, 6/1/2027	384,570	399,899
Fannie Mae, Pool #AP0000, 3.50%, 7/1/2027	878,036	927,824
Fannie Mae, Pool #AB5970, 3.00%, 8/1/2027	1,199,617	1,247,439
Fannie Mae, Pool #AP7539, 3.00%, 9/1/2027	2,196,900	2,284,463
Fannie Mae, Pool #AB6580, 3.00%, 10/1/2027	591,396	614,958
Fannie Mae, Pool #AL2720, 3.00%, 11/1/2027	1,859,775	1,933,867
Fannie Mae, Pool #AQ4426, 3.00%, 11/1/2027	763,025	793,445
Fannie Mae, Pool #AQ5073, 3.00%, 12/1/2027	221,325	230,367
Fannie Mae, Pool #AQ5190, 3.00%, 12/1/2027	252,841	263,089
Fannie Mae, Pool #AR4926, 3.00%, 1/1/2028	736,247	766,090
Fannie Mae, Pool #AR5885, 3.00%, 1/1/2028	208,878	217,336
Fannie Mae, Pool #AB7722, 3.50%, 1/1/2028	583,670	616,834
Fannie Mae, Pool #AR1092, 3.00%, 2/1/2028	468,509	487,507
Fannie Mae, Pool #AR5986, 3.00%, 2/1/2028	213,927	222,667
Fannie Mae, Pool #AB8457, 3.50%, 2/1/2028	1,027,632	1,086,022
Fannie Mae, Pool #AB8601, 3.00%, 3/1/2028	766,905	797,994
Fannie Mae, Pool #AL3301, 3.00%, 3/1/2028	1,571,154	1,634,818
Fannie Mae, Pool #AL3586, 3.00%, 3/1/2028	1,116,429	1,160,953
Fannie Mae, Pool #AR6001, 3.00%, 3/1/2028	223,120	232,238
Fannie Mae, Pool #AR6002, 3.00%, 3/1/2028	358,336	372,866
Fannie Mae, Pool #AR6024, 3.00%, 3/1/2028	1,117,184	1,162,436
Fannie Mae, Pool #AR8950, 3.00%, 3/1/2028	525,487	546,797
Fannie Mae, Pool #AT3152, 3.00%, 4/1/2028	854,791	889,451
Fannie Mae, Pool #MA1405, 3.00%, 4/1/2028	272,425	283,467
Fannie Mae, Pool #MA1423, 3.50%, 4/1/2028	44,738	47,281
Fannie Mae, Pool #AT2899, 3.00%, 5/1/2028	431,247	448,729
Fannie Mae, Pool #AT9599, 3.00%, 6/1/2028	198,674	206,693
Fannie Mae, Pool #888021, 6.00%, 12/1/2036	198,588	217,591
Fannie Mae, Pool #909786, 5.50%, 3/1/2037	469,525	511,247
Fannie Mae, Pool #995050, 6.00%, 9/1/2037	533,450	585,172
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037	1,618,472	1,772,885
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	1,123,450	1,229,051
Fannie Mae, Pool #889579, 6.00%, 5/1/2038	1,161,297	1,269,370
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	61,441	67,253
Fannie Mae, Pool #AD0119, 6.00%, 7/1/2038	942,784	1,029,796
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	3,643,874	3,985,483
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	103,432	113,315
Fannie Mae, Pool #AA7681, 4.50%, 6/1/2039	1,439,998	1,540,718
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	346,507	377,298
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	2,016,085	2,157,719
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	2,361,669	2,583,845
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	2,024,275	2,211,099
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	2,809,745	3,069,062
Fannie Mae, Pool #AL2581, 6.00%, 6/1/2040	1,564,917	1,714,457

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #890519, 6.00%, 10/1/2040	3,858,176	$4,215,779
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	1,239,883	1,327,133
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	515,094	552,042
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	388,694	416,711
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	1,253,337	1,346,460
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	311,814	334,312
Fannie Mae, Pool #AO8298, 3.50%, 8/1/2042	679,387	697,650
Fannie Mae, Pool #AB6228, 3.50%, 9/1/2042	669,605	688,655
Fannie Mae, Pool #AL3454, 3.00%, 4/1/2043	939,915	928,485
Fannie Mae, Pool #AT3045, 3.00%, 4/1/2043	219,508	216,929
Fannie Mae, Pool #AL3499, 3.50%, 5/1/2043	359,569	369,226
Fannie Mae, Pool #AB9782, 3.00%, 7/1/2043	503,257	497,556
Fannie Mae, Pool #MA1489, 3.00%, 7/1/2043	455,765	450,562
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	438,725	473,616
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	128,636	141,187
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	95,791	105,343
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	72,765	80,186
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	129,365	142,402
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	53,265	57,835
Freddie Mac, Pool #J16679, 3.00%, 9/1/2026	652,973	677,281
Freddie Mac, Pool #E09019, 3.00%, 12/1/2027	527,276	546,755
Freddie Mac, Pool #E09022, 3.00%, 1/1/2028	274,209	284,673
Freddie Mac, Pool #J22551, 3.00%, 1/1/2028	521,527	540,794
Freddie Mac, Pool #J22427, 3.00%, 2/1/2028	425,164	441,460
Freddie Mac, Pool #G14708, 3.50%, 2/1/2028	644,120	680,486
Freddie Mac, Pool #E09026, 3.00%, 3/1/2028	1,381,100	1,433,926
Freddie Mac, Pool #E09029, 3.00%, 3/1/2028	1,256,002	1,304,220
Freddie Mac, Pool #E09031, 3.00%, 4/1/2028	139,586	144,964
Freddie Mac, Pool #J23444, 3.00%, 4/1/2028	263,238	273,002
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	225,701	245,811
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	473,606	511,882
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	620,470	676,085
Freddie Mac, Pool #G04264, 5.50%, 4/1/2038	1,498,614	1,619,730
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	879,299	950,363
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	949,202	1,025,915
Freddie Mac, Pool #G04601, 5.50%, 7/1/2038	3,125,748	3,378,643
Freddie Mac, Pool #G04587, 5.50%, 8/1/2038	3,141,781	3,395,697
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	847,572	916,071
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	1,087,457	1,175,344
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	2,004,792	2,137,006
Freddie Mac, Pool #A89760, 4.50%, 12/1/2039	331,086	353,032
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	499,124	539,463
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	301,438	325,800
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	850,201	926,363
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	505,769	551,377
Freddie Mac, Pool #C03815, 3.50%, 3/1/2042	216,095	221,095
Freddie Mac, Pool #G07213, 3.50%, 11/1/2042	596,424	610,437
Freddie Mac, Pool #C09026, 2.50%, 2/1/2043	946,316	886,012
Freddie Mac, Pool #V80002, 2.50%, 4/1/2043	1,172,129	1,097,381
Freddie Mac, Pool #Q19115, 3.00%, 6/1/2043	489,363	481,252
Freddie Mac, Pool #Q19118, 3.50%, 6/1/2043	910,336	931,791
Freddie Mac, Pool #Q19121, 3.50%, 6/1/2043	910,972	932,159
Freddie Mac, Pool #V80160, 3.50%, 6/1/2043	546,375	558,933
Freddie Mac, Pool #C09044, 3.50%, 7/1/2043	363,306	371,656

Total Mortgage-Backed Securities
(Identified Cost $96,825,507)		96,798,076

Other Agencies - 2.7%
Freddie Mac, 1.25%, 10/2/2019	15,000,000	14,434,500

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Other Agencies (continued)
Freddie Mac, 2.375%, 1/13/2022	28,614,000	$28,050,819

Total Other Agencies
(Identified Cost $43,814,102)		42,485,319

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $140,639,609)		139,283,395

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 2.7%

Dreyfus Cash Management, Inc. - Institutional Shares[8], 0.04%,
(Identified Cost $ 41,585,053)	41,585,053	41,585,053

TOTAL INVESTMENTS - 98.5%
(Identified Cost $ 1,336,986,299)		1,527,913,059
OTHER ASSETS, LESS LIABILITIES - 1.5%		23,532,217

NET ASSETS - 100%		$1,551,445,276

KEY:

ADR - American Depository Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CLP - Chilean Peso

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

SGD - Singapore Dollar

*Non-income producing security.

#Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3The rate shown is a fixed rate as of October 31, 2013; the rate becomes floating, based on LIBOR plus a spread, at dates ranging from 2015 to 2022.

4Amount is stated in USD unless otherwise noted.

5Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $83,237,281 or 5.4%, of the Series’ net assets as of October 31, 2013 (see Note 2 to the financial statements).

6The coupon rate is floating and is the effective rate as of October 31, 2013.

7Represents a zero-coupon bond.

8Rate shown is the current yield as of October 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2013

ASSETS:

Investments, at value (identified cost $1,336,986,299) (Note 2)	$1,527,913,059
Foreign currency (identified cost $2,097)	2,108
Cash	1,575,230
Receivable for securities sold	21,729,684
Interest receivable	5,027,475
Receivable for fund shares sold	1,150,978
Foreign tax reclaims receivable	311,099
Dividends receivable	306,224

TOTAL ASSETS	1,558,015,857

LIABILITIES:

Accrued foreign capital gains tax (Note 2)	280
Accrued management fees (Note 3)	975,286
Accrued shareholder services fees (Class S) (Note 3)	172,449
Accrued distribution and services (Rule 12b-1) fees (Class C) (Class R) (Note 3)	128,609
Accrued fund accounting and administration fees (Note 3)	71,578
Accrued transfer agent fees (Note 3)	69,581
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	4,149,180
Payable for fund shares repurchased	860,380
Other payables and accrued expenses	142,831

TOTAL LIABILITIES	6,570,581

TOTAL NET ASSETS	$1,551,445,276

NET ASSETS CONSIST OF:

Capital stock	$1,073,148
Additional paid-in-capital	1,257,538,566
Undistributed net investment income	5,234,197
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	96,654,646
Net unrealized appreciation on investments, (net of foreign capital gains tax of $280), foreign currency and translation of other assets and liabilities	190,944,719

TOTAL NET ASSETS	$1,551,445,276

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2013

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($820,370,030/45,320,018 shares)	$18.10

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($547,521,958/47,191,004 shares)	$11.60

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($124,853,612/10,227,268 shares)	$12.21

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($58,699,676/4,576,481 shares)	$12.83

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2013

INVESTMENT INCOME:

Interest	$16,914,874
Dividends (net of foreign taxes withheld, $463,243)	12,902,685

Total Investment Income	29,817,559

EXPENSES:

Management fees (Note 3)	10,714,424
Shareholder services fees (Class S) (Note 3)	1,975,926
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	1,030,477
Fund accounting and administration fees (Note 3)	260,290
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	243,031
Transfer agent fees (Note 3)	192,700
Directors’ fees (Note 3)	32,893
Chief Compliance Officer service fees (Note 3)	2,369
Custodian fees	135,520
Miscellaneous	294,348

Total Expenses	14,881,978

NET INVESTMENT INCOME	14,935,581

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	98,342,072
Foreign currency and translation of other assets and liabilities	(246,739)

98,095,333

Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $280)	117,865,017
Foreign currency and translation of other assets and liabilities	6,644

117,871,661

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	215,966,994

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$230,902,575

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$14,935,581	$15,259,897
Net realized gain (loss) on investments and foreign currency	98,095,333	49,551,577
Net change in unrealized appreciation (depreciation) on investments and foreign currency	117,871,661	36,288,004

Net increase from operations	230,902,575	101,099,478

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(6,514,289)	(9,026,428)
From net investment income (Class I)	(7,101,607)	(7,861,255)
From net investment income (Class C)	(592,034)	(859,372)
From net investment income (Class R)	(435,307)	(399,233)
From net realized gain on investments (Class S)	(24,653,573)	(21,181,721)
From net realized gain on investments (Class I)	(18,872,811)	(14,551,102)
From net realized gain on investments (Class C)	(3,954,106)	(2,996,587)
From net realized gain on investments (Class R)	(1,729,274)	(855,544)

Total distributions to shareholders	(63,853,001)	(57,731,242)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	38,586,025	187,555,878

Net increase in net assets	205,635,599	230,924,114

NET ASSETS:

Beginning of year	1,345,809,677	1,114,885,563

End of year (including undistributed net investment income of $5,234,197 and $5,091,239, respectively)	$1,551,445,276	$1,345,809,677

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.01	$15.46	$15.16	$13.32	$11.75

Income (loss) from investment operations:
Net investment income[1]	0.17	0.19	0.23	0.22	0.17
Net realized and unrealized gain (loss) on investments	2.56	1.01	0.26	1.78	1.60

Total from investment operations	2.73	1.20	0.49	2.00	1.77

Less distributions to shareholders:
From net investment income	(0.14)	(0.19)	(0.19)	(0.16)	(0.20)
From net realized gain on investments	(0.50)	(0.46)	—	—	—

Total distributions to shareholders	(0.64)	(0.65)	(0.19)	(0.16)	(0.20)

Net asset value - End of year	$18.10	$16.01	$15.46	$15.16	$13.32

Net assets - End of year (000’s omitted)	$820,370	$792,804	$716,536	$676,524	$511,700

Total return[2]	17.56%	8.26%	3.26%	15.17%	15.47%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.06%	1.07%	1.08%	1.07%	1.10%
Net investment income	1.03%	1.20%	1.49%	1.52%	1.48%
Series portfolio turnover	64%	58%	65%	62%	62%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[3]	0.01%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.50	$10.38	$10.26	$9.08	$8.10

Income (loss) from investment operations:
Net investment income[1]	0.14	0.15	0.18	0.17	0.13
Net realized and unrealized gain (loss) on investments	1.64	0.66	0.17	1.22	1.10

Total from investment operations	1.78	0.81	0.35	1.39	1.23

Less distributions to shareholders:
From net investment income	(0.18)	(0.23)	(0.23)	(0.21)	(0.25)
From net realized gain on investments	(0.50)	(0.46)	—	—	—

Total distributions to shareholders	(0.68)	(0.69)	(0.23)	(0.21)	(0.25)

Net asset value - End of year	$11.60	$10.50	$10.38	$10.26	$9.08

Net assets - End of year (000’s omitted)	$547,522	$429,157	$321,632	$278,210	$98,015

Total return[2]	17.80%	8.60%	3.43%	15.39%	15.82%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.81%	0.82%	0.83%	0.83%	0.85%
Net investment income	1.27%	1.45%	1.74%	1.76%	1.59%
Series portfolio turnover	64%	58%	65%	62%	62%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[3]	0.00%[3]

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class C

	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/13	10/31/12	10/31/11	1/4/10[1] TO 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.02	$10.86	$10.74	$10.00

Income from investment operations:
Net investment income[2]	0.03	0.05	0.08	0.06
Net realized and unrealized gain on investments	1.73	0.70	0.19	0.73

Total from investment operations	1.76	0.75	0.27	0.79

Less distributions to shareholders:
From net investment income	(0.07)	(0.13)	(0.15)	(0.05)
From net realized gain on investments	(0.50)	(0.46)	—	—

Total distributions to shareholders	(0.57)	(0.59)	(0.15)	(0.05)

Net asset value - End of period	$12.21	$11.02	$10.86	$10.74

Net assets - End of period (000’s omitted)	$124,854	$85,588	$68,436	$29,468

Total return[3]	16.65%	7.51%	2.49%	7.97%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.81%	1.82%	1.83%	1.83%[4]
Net investment income	0.27%	0.44%	0.71%	0.75%[4]
Series portfolio turnover	64%	58%	65%	62%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[4,5]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/13	10/31/12	10/31/11	6/30/10[1] TO 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.54	$11.36	$11.22	$10.00

Income from investment operations:
Net investment income[2]	0.09	0.10	0.11	0.02
Net realized and unrealized gain on investments	1.82	0.74	0.23	1.20

Total from investment operations	1.91	0.84	0.34	1.22

Less distributions to shareholders:
From net investment income	(0.12)	(0.20)	(0.20)	—
From net realized gain on investments	(0.50)	(0.46)	—	—

Total distributions to shareholders	(0.62)	(0.66)	(0.20)	—

Net asset value - End of period	$12.83	$11.54	$11.36	$11.22

Net assets - End of period (000’s omitted)	$58,700	$38,261	$8,281	$112

Total return[3]	17.28%	8.03%	3.04%	12.20%
Ratios (to average net assets)/ Supplemental Data:
Expenses	1.31%	1.33%	1.33%	1.33%[4]
Net investment income	0.77%	0.90%	0.97%	0.43%[4]
Series portfolio turnover	64%	58%	65%	62%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Maximum Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S3	26.13%	13.80%	8.49%	9.50%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class I3,4	26.35%	14.07%	8.63%	9.58%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class C3,5	25.17%	12.95%	7.71%	8.75%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class R3,5	25.81%	13.54%	8.26%	9.30%
Russell 3000® Index[6]	28.99%	15.94%	7.92%	8.52%
65/20/15 Blended Index[7]	22.39%	14.01%	7.80%	7.88%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2013 to the Russell 3000® Index and the 65/20/15 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2013, this net expense ratio was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.32% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.32% for Class R for the year ended October 31, 2013.

4For the periods through the inception of Class I on March 28, 2008 performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S adjusted for expense differences.

6The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Performance Update - Pro-Blend® Maximum Term Series

(unaudited)

7The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices.

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/13	ENDING ACCOUNT VALUE 10/31/13	EXPENSES PAID DURING PERIOD 5/1/13-10/31/13*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,103.00	$5.67	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45	1.07%
Class I
Actual	$1,000.00	$1,103.50	$4.35	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18	0.82%
Class C
Actual	$1,000.00	$1,098.30	$9.63	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25	1.82%
Class R
Actual	$1,000.00	$1,101.10	$6.94	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67	1.31%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Maximum Term Series

As of October 31, 2013 (unaudited)

Sector Allocation[2]
Information Technology	21.3%
Consumer Discretionary	17.5%
Energy	14.5%
Consumer Staples	13.0%
Health Care	11.4%
Industrials	9.0%
Financials	7.6%
Materials	4.6%
Telecommunication Services	1.1%
Utilities	0.0%[3]

2Including common stocks and corporate bonds, as a percentage of total investments.

3Less than 0.01%.

Top Ten Stock Holdings[4]
EMC Corp.	2.7%
Hess Corp.	2.3%
DIRECTV	2.1%
Alcoa, Inc.	1.9%
Cameron International Corp.	1.7%
Nestle S.A. (Switzerland)	1.7%
Baker Hughes, Inc.	1.6%
Juniper Networks, Inc.	1.6%
Schlumberger Ltd.	1.6%
Unilever plc - ADR (United Kingdom)	1.6%

4As a percentage of total investments.

Investment Portfolio - October 31, 2013

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 82.9%

Consumer Discretionary - 14.5%
Auto Components - 0.2%
BorgWarner, Inc.	1,110	$114,474
F.C.C. Co. Ltd. (Japan)[1]	7,700	175,906
Hankook Tire Co. Ltd. (South Korea)[1]	12,429	729,140
Mando Corp. (South Korea)[1]	1,400	188,738
Musashi Seimitsu Industry Co. Ltd. (Japan)[1]	8,100	191,138
Nissin Kogyo Co. Ltd. (Japan)[1]	11,000	205,763

		1,605,159

Automobiles - 0.1%
Hyundai Motor Co. (South Korea)[1]	1,000	238,244
Tesla Motors, Inc.*	3,060	489,416
Toyota Motor Corp. (Japan)[1]	4,300	278,804

		1,006,464

Diversified Consumer Services - 0.0%#
Anhanguera Educacional Participacoes S.A. (Brazil)	72,360	432,829

Hotels, Restaurants & Leisure - 2.5%
Accor S.A. (France)[1]	129,990	5,810,049
Arcos Dorados Holdings, Inc., Class A (Argentina)	9,440	113,658
BJ’s Restaurants, Inc.*	196,350	5,313,231
Hyatt Hotels Corp. - Class A*	4,050	192,780
InterContinental Hotels Group plc (United Kingdom)[1]	8,698	253,433
Orient-Express Hotels Ltd. - ADR - Class A*	32,020	426,186
Yum! Brands, Inc.	196,830	13,309,645

		25,418,982

Household Durables - 0.1%
DR Horton, Inc.	11,590	219,631
Lennar Corp. - Class A	8,080	287,244
LG Electronics, Inc. (South Korea)[1]	4,820	308,750
NVR, Inc.*	140	128,425
Rodobens Negocios Imobiliarios S.A. (Brazil)	43,750	265,601
Toll Brothers, Inc.*	7,130	234,434

		1,444,085

Internet & Catalog Retail - 1.0%
Amazon.com, Inc.*	14,520	5,285,716
HomeAway, Inc.*	127,790	3,788,974
Ocado Group plc (United Kingdom)*[1]	58,730	408,691
Shutterfly, Inc.*	9,190	451,597

		9,934,978

Leisure Equipment & Products - 0.0%#
Nikon Corp. (Japan)[1]	9,900	183,014

Media - 8.8%
British Sky Broadcasting Group plc (United Kingdom)[1]	27,060	406,579
DIRECTV*	341,000	21,309,090
Imax Corp. (Canada)*	20,690	603,113
LIN Media LLC - Class A*	90,050	2,212,529
Mediaset Espana Comunicacion S.A. (Spain)*[1]	28,270	345,017
Nexstar Broadcasting Group, Inc. - Class A	42,200	1,873,258
ProSiebenSat.1 Media AG (Germany)[1]	1,590	75,592
Reed Elsevier plc - ADR (United Kingdom)	5,125	287,923
Sinclair Broadcast Group, Inc. - Class A	109,380	3,506,723
Societe Television Francaise 1 (France)[1]	22,210	427,942
Starz - Class A*	355,270	10,711,391
Time Warner, Inc.	195,630	13,447,606
Tribune Co.*	52,770	3,532,951
Twenty-First Century Fox, Inc.	409,390	13,952,011
Valassis Communications, Inc.	19,650	537,624
Viacom, Inc. - Class B	101,560	8,458,932
The Walt Disney Co.	94,770	6,500,274
ZON OPTIMUS SGPS S.A. (Portugal)[1]	155,650	1,067,636

		89,256,191

Multiline Retail - 0.0%#
Marks & Spencer Group plc (United Kingdom)[1]	18,610	150,075

Specialty Retail - 0.9%
Aeropostale, Inc.*	21,630	200,943
American Eagle Outfitters, Inc.	10,370	160,631
Belle International Holdings Ltd. (Hong Kong)[1]	291,900	411,586
Chico’s FAS, Inc.	9,390	161,039
China ZhengTong Auto Services Holdings Ltd. (China)*[1]	157,000	109,323
Dick’s Sporting Goods, Inc.	121,330	6,455,969
Group 1 Automotive, Inc.	2,890	184,960
Hennes & Mauritz AB - Class B (Sweden)[1]	6,720	290,384
Komeri Co. Ltd. (Japan)[1]	8,100	197,810
Penske Automotive Group, Inc.	5,850	231,777
Rent-A-Center, Inc.	8,660	296,518
Sonic Automotive, Inc. - Class A	9,350	208,318

		8,909,258

Textiles, Apparel & Luxury Goods - 0.9%
Adidas AG (Germany)[1]	4,050	461,482
Daphne International Holdings Ltd. (China)[1]	252,000	131,379

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods (continued)
Hugo Boss AG (Germany)[1]	2,140	$278,772
Kering (France)[1]	1,965	445,331
Lululemon Athletica, Inc. (Canada)*	120,020	8,287,381

		9,604,345

Total Consumer Discretionary		147,945,380

Consumer Staples - 11.0%
Beverages - 4.5%
Anheuser-Busch InBev N.V. (Belgium)[1]	137,690	14,273,510
C&C Group plc (Ireland)[1]	73,470	430,119
Carlsberg A/S - Class B (Denmark)[1]	4,950	494,436
Cia Cervecerias Unidas S.A. - ADR (Chile)	8,575	228,867
Cia de Bebidas das Americas (AmBev) - ADR (Brazil)	359,490	13,373,028
The Coca-Cola Co.	372,220	14,728,745
Diageo plc (United Kingdom)[1]	24,560	782,917
Kirin Holdings Co. Ltd. (Japan)[1]	26,100	381,464
SABMiller plc (United Kingdom)[1]	3,690	192,401
Tsingtao Brewery Co. Ltd. - Class H (China)[1]	70,000	573,262

		45,458,749

Food & Staples Retailing - 0.3%
Carrefour S.A. (France)[1]	25,708	938,411
Casino Guichard-Perrachon S.A. (France)[1]	2,880	323,727
Distribuidora Internacional de Alimentacion S.A. (Spain)[1]	62,700	571,637
Raia Drogasil S.A. (Brazil)	14,500	106,022
Tesco plc (United Kingdom)[1]	196,090	1,143,829
Whole Foods Market, Inc.	4,060	256,308

		3,339,934

Food Products - 5.2%
Annie’s, Inc.*	1,280	60,480
Barry Callebaut AG (Switzerland)[1]	390	407,472
Charoen Pokphand Foods PCL (Thailand)[1]	507,010	395,640
Danone (France)[1]	88,110	6,525,822
Glanbia plc (Ireland)[1]	7,690	107,753
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)	128,690	433,002
Ingredion, Inc.	68,840	4,526,918
Kraft Foods Group, Inc.	137,890	7,498,458
M Dias Branco S.A. (Brazil)	4,800	225,130
Nestle S.A. (Switzerland)[1]	234,780	16,947,350
Unilever plc - ADR (United Kingdom)	391,440	15,888,550

		53,016,575

Household Products - 0.0%#
Reckitt Benckiser Group plc (United Kingdom)[1]	7,200	559,870

Personal Products - 0.0%#
Kao Corp. (Japan)[1]	8,900	296,402
Natura Cosmeticos S.A. (Brazil)	7,570	151,386

		447,788

Tobacco - 1.0%
Gudang Garam Tbk PT (Indonesia)[1]	34,500	112,798
Imperial Tobacco Group plc (United Kingdom)[1]	250,610	9,356,336
Swedish Match AB (Sweden)[1]	11,100	365,999

		9,835,133

Total Consumer Staples		112,658,049

Energy - 12.7%
Energy Equipment & Services - 6.1%
Anton Oilfield Services Group (China)[1]	66,000	41,745
Baker Hughes, Inc.	290,690	16,886,182
Calfrac Well Services Ltd. (Canada)	17,180	535,510
Cameron International Corp.*	310,780	17,049,391
CARBO Ceramics, Inc.	4,030	505,120
CGG (France)*[1]	9,572	210,393
Core Laboratories N.V. - ADR	640	119,821
Fugro N.V. (Netherlands)[1]	1,600	100,033
Gulfmark Offshore, Inc. - Class A	2,450	121,961
ION Geophysical Corp.*	30,400	141,056
Key Energy Services, Inc.*	11,080	86,646
National Oilwell Varco, Inc.	1,150	93,357
Petroleum Geo-Services ASA (Norway)[1]	14,000	169,793
Prosafe SE (Norway)[1]	9,440	80,910
Schlumberger Ltd.	172,730	16,188,256
SPT Energy Group, Inc. (China)[1]	92,000	50,638
Trican Well Service Ltd. (Canada)	44,200	621,043
Weatherford International Ltd. - ADR*	592,430	9,739,549

		62,741,404

Oil, Gas & Consumable Fuels - 6.6%
Apache Corp.	97,060	8,618,928
Cameco Corp. (Canada)	16,960	322,240
Cloud Peak Energy, Inc.*	53,850	840,599
Encana Corp. (Canada)	278,150	4,984,448
EOG Resources, Inc.	49,100	8,759,440
Hess Corp.	284,580	23,107,896
Koninklijke Vopak N.V. (Netherlands)[1]	3,260	200,502
Pacific Rubiales Energy Corp. (Colombia)	11,440	236,667
Peabody Energy Corp.	473,920	9,231,962

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleo Brasileiro S.A. - ADR (Brazil)	219,540	$3,986,846
Range Resources Corp.	69,880	5,290,615
Royal Dutch Shell plc - Class B (Netherlands)[1]	7,474	258,752
Royal Dutch Shell plc - Class B - ADR (Netherlands)	7,420	515,838
Statoil ASA (Norway)[1]	11,920	282,042
Talisman Energy, Inc. (Canada)	40,030	499,103
Whitehaven Coal Ltd. (Australia)*[1]	32,000	49,017

		67,184,895

Total Energy		129,926,299

Financials - 4.5%
Capital Markets - 0.0%#
Daiwa Securities Group, Inc. (Japan)[1]	38,000	347,084

Commercial Banks - 0.2%
Hong Leong Financial Group Berhad (Malaysia)[1]	105,620	506,244
HSBC Holdings plc (United Kingdom)[1]	32,180	352,739
ICICI Bank Ltd. - ADR (India)	6,670	248,924
Shinhan Financial Group Co. Ltd. (South Korea)[1]	7,820	340,980
Sumitomo Mitsui Trust Holdings, Inc. (Japan)[1]	92,000	454,396

		1,903,283

Diversified Financial Services - 1.5%
JSE Ltd. (South Africa)[1]	101,490	887,643
MarketAxess Holdings, Inc.	4,610	300,710
McGraw-Hill Financial, Inc.	91,760	6,393,837
MSCI, Inc.*	174,740	7,124,150

		14,706,340

Insurance - 0.5%
Admiral Group plc (United Kingdom)[1]	8,330	170,552
Allianz SE (Germany)[1]	7,740	1,299,570
AXA S.A. (France)[1]	9,215	229,597
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	118,400	1,078,189
First American Financial Corp.	10,520	272,047
Mapfre S.A. (Spain)[1]	226,030	907,670
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	3,663	764,223
Zurich Insurance Group AG (Switzerland)[1]	1,410	389,616

		5,111,464

Real Estate Investment Trusts (REITS) - 1.7%
Agree Realty Corp.	7,700	243,089
Alexandria Real Estate Equities, Inc.	3,800	249,964
Alstria Office REIT AG (Germany)[1]	41,540	526,674
American Assets Trust, Inc.	3,990	132,827
American Campus Communities, Inc.	10,740	371,174
Apartment Investment & Management Co. - Class A	14,700	411,306
Associated Estates Realty Corp.	15,610	239,457
AvalonBay Communities, Inc.	1,710	213,835
BioMed Realty Trust, Inc.	34,100	679,272
Boston Properties, Inc.	3,220	333,270
Camden Property Trust	3,500	224,700
Cedar Realty Trust, Inc.	55,770	318,447
Coresite Realty Corp.	10,870	352,623
Corporate Office Properties Trust	20,750	510,450
CubeSmart	12,470	227,827
Digital Realty Trust, Inc.	39,050	1,861,123
DuPont Fabros Technology, Inc.	113,520	2,820,972
Education Realty Trust, Inc.	18,150	165,891
Equity Lifestyle Properties, Inc.	7,640	290,244
Equity Residential	3,720	194,779
General Growth Properties, Inc.	20,450	434,154
HCP, Inc.	7,450	309,175
Health Care REIT, Inc.	6,930	449,411
Healthcare Realty Trust, Inc.	8,340	200,243
Healthcare Trust of America, Inc.*	19,330	224,615
Home Properties, Inc.	7,540	454,737
Host Hotels & Resorts, Inc.	19,393	359,740
Kimco Realty Corp.	14,610	313,823
Land Securities Group plc (United Kingdom)[1]	5,820	92,260
Mack-Cali Realty Corp.	11,140	229,038
Mid-America Apartment Communities, Inc.	5,100	338,640
National Retail Properties, Inc.	6,090	209,496
Pebblebrook Hotel Trust	26,950	813,890
Plum Creek Timber Co., Inc.	2,040	92,616
Potlatch Corp.	2,220	90,643
Public Storage	950	158,621
Rayonier, Inc.	1,670	78,523
Realty Income Corp.	3,130	130,365
Simon Property Group, Inc.	3,890	601,199
Sovran Self Storage, Inc.	6,630	507,129
UDR, Inc.	14,710	364,955
Unibail-Rodamco SE (France)[1]	440	114,959
Vornado Realty Trust	650	57,889
Weyerhaeuser Co.	3,500	106,400

		17,100,445

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Management & Development - 0.6%
General Shopping Brasil S.A. (Brazil)*	77,220	$330,913
Realogy Holdings Corp.*	144,850	5,959,129

		6,290,042

Thrifts & Mortgage Finance - 0.0%#
Aareal Bank AG (Germany)*[1]	9,707	372,295
Groupe Fnac S.A. (France)*[1]	246	6,870

		379,165

Total Financials		45,837,823

Health Care - 9.6%
Biotechnology - 0.4%
Green Cross Corp. (South Korea)[1]	18,769	2,317,150
Incyte Corp. Ltd.*	16,650	649,350
Seattle Genetics, Inc.*	23,780	918,621

		3,885,121

Health Care Equipment & Supplies - 4.3%
Alere, Inc.*	354,090	11,943,456
Becton, Dickinson and Co.	96,615	10,157,135
BioMerieux (France)[1]	9,870	991,141
Carl Zeiss Meditec AG (Germany)[1]	10,360	327,250
GN Store Nord A/S (Denmark)[1]	27,690	631,686
HeartWare International, Inc.*	16,590	1,203,770
Mindray Medical International Ltd. - ADR (China)	29,100	1,094,451
Neogen Corp.*	10,515	486,003
Quidel Corp.*	38,820	958,854
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	1,125,800	1,057,116
Sirona Dental Systems, Inc.*	16,780	1,212,355
Sonova Holding AG (Switzerland)[1]	7,900	1,028,115
Straumann Holding AG (Switzerland)[1]	1,250	248,451
Teleflex, Inc.	41,940	3,866,029
Thoratec Corp.*	45,800	1,978,102
Volcano Corp.*	366,190	7,019,862

		44,203,776

Health Care Providers & Services - 0.3%
Diagnosticos da America S.A. (Brazil)	147,980	759,651
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	2,690	177,773
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	9,300	306,156
Life Healthcare Group Holdings Ltd. (South Africa)[1]	243,840	994,575
Odontoprev S.A. (Brazil)	32,770	135,457
Qualicorp S.A. (Brazil)*	85,980	805,223
Sonic Healthcare Ltd. (Australia)[1]	7,560	115,405

		3,294,240

Health Care Technology - 1.4%
Cerner Corp.*	252,430	14,143,653

Life Sciences Tools & Services - 1.2%
Gerresheimer AG (Germany)[1]	2,810	185,879
Lonza Group AG (Switzerland)[1]	17,940	1,601,377
QIAGEN N.V. (Netherlands)*[1]	9,840	225,838
QIAGEN N.V. - ADR (Netherlands)*	442,670	10,252,237

		12,265,331

Pharmaceuticals - 2.0%
AstraZeneca plc (United Kingdom)[1]	2,175	115,146
AstraZeneca plc - ADR (United Kingdom)	12,710	671,851
Bayer AG (Germany)[1]	11,706	1,452,162
GlaxoSmithKline plc (United Kingdom)[1]	14,755	388,980
Johnson & Johnson	156,240	14,469,386
Novo Nordisk A/S - Class B (Denmark)[1]	6,500	1,082,592
Shire plc (Ireland)[1]	16,590	735,613
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	6,650	246,649
UCB S.A. (Belgium)[1]	10,000	656,421

		19,818,800

Total Health Care		97,610,921

Industrials - 7.5%
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	178,110	10,640,291

Airlines - 1.0%
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)*	213,720	1,104,932
Latam Airlines Group S.A. - ADR (Chile)	11,770	194,793
Spirit Airlines, Inc.*	200,750	8,662,363

		9,962,088

Commercial Services & Supplies - 0.1%
Aggreko plc (United Kingdom)[1]	13,860	357,400
Interface, Inc.	5,060	102,465
Tomra Systems ASA (Norway)[1]	47,870	440,259

		900,124

Electrical Equipment - 0.2%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	13,740	349,958
Alstom S.A. (France)[1]	14,500	538,255

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment (continued)
Nexans S.A. (France)[1]	2,926	$130,094
Polypore International, Inc.*	5,590	252,668
Schneider Electric S.A. (France)[1]	5,000	420,740

		1,691,715

Industrial Conglomerates - 1.1%
General Electric Co.	390,380	10,204,533
Siemens AG (Germany)[1]	10,500	1,341,824

		11,546,357

Machinery - 2.9%
AGCO Corp.	4,010	234,104
Andritz AG (Austria)[1]	5,600	344,860
Briggs & Stratton Corp.	11,250	206,325
Caterpillar, Inc.	89,090	7,426,542
Deere & Co.	2,000	163,680
FANUC Corp. (Japan)[1]	6,600	1,058,691
Joy Global, Inc.	141,780	8,046,015
Kennametal, Inc.	5,050	232,300
KUKA AG (Germany)[1]	2,580	117,421
Pentair Ltd. - ADR	5,510	369,666
Titan International, Inc.	10,040	145,580
Trinity Industries, Inc.	5,500	278,465
Westport Innovations, Inc. - ADR (Canada)*	72,180	1,691,177
Xylem, Inc.	263,150	9,078,675

		29,393,501

Marine - 0.1%
Baltic Trading Ltd.	40,470	181,306
D/S Norden A/S (Denmark)[1]	8,020	352,751
Diana Shipping, Inc. - ADR (Greece)*	4,140	46,948
Nippon Yusen Kabushiki Kaisha (Japan)[1]	13,000	39,721
Pacific Basin Shipping Ltd. (Hong Kong)[1]	36,000	25,762
Precious Shipping PCL (Thailand)[1]	153,100	94,452
Sinotrans Shipping Ltd. (China)[1]	934,400	307,310

		1,048,250

Professional Services - 0.1%
ALS Ltd. (Australia)[1]	17,500	165,546
Experian plc (United Kingdom)[1]	22,420	456,444

		621,990

Trading Companies & Distributors - 0.9%
Brenntag AG (Germany)[1]	2,940	497,477
Fastenal Co.	173,260	8,628,348
Mills Estruturas e Servicos de Engenharia S.A. (Brazil)	23,400	324,855
MSC Industrial Direct Co., Inc. - Class A	960	73,315

		9,523,995

Transportation Infrastructure - 0.1%
Groupe Eurotunnel S.A. (France)[1]	50,030	484,337
Malaysia Airports Holdings Berhad (Malaysia)[1]	109,240	291,140

		775,477

Total Industrials		76,103,788

Information Technology - 18.3%
Communications Equipment - 4.9%
Alcatel-Lucent - ADR (France)*	304,760	1,167,231
F5 Networks, Inc.*	97,420	7,940,704
Juniper Networks, Inc.*	885,850	16,512,244
Palo Alto Networks, Inc.*	113,090	4,767,874
Polycom, Inc.*	97,060	1,009,424
Qualcomm, Inc.	215,810	14,992,321
Riverbed Technology, Inc.*	223,040	3,305,453

		49,695,251

Computers & Peripherals - 4.2%
Apple, Inc.	29,030	15,163,821
EMC Corp.	1,155,970	27,824,198
Fusion-io, Inc.*	4,820	51,815
Stratasys Ltd.*	1,140	129,082

		43,168,916

Electronic Equipment, Instruments & Components - 0.3%
Hitachi Ltd. (Japan)[1]	215,000	1,503,948
Keyence Corp. (Japan)[1]	1,146	491,164
Rofin-Sinar Technologies, Inc.*	25,390	666,487

		2,661,599

Internet Software & Services - 3.7%
eBay, Inc.*	188,980	9,961,136
Facebook, Inc. - Class A*	133,710	6,720,265
Google, Inc. - Class A*	12,720	13,108,978
LinkedIn Corp. - Class A*	20,770	4,645,626
LogMeIn, Inc.*	39,940	1,290,062
NetEase, Inc. - ADR (China)	2,650	178,901
SciQuest, Inc.*	40,800	891,072
Tencent Holdings Ltd. (China)[1]	25,000	1,363,261

		38,159,301

IT Services - 1.1%
Amdocs Ltd. - ADR	183,820	7,067,879
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
InterXion Holding N.V. - ADR (Netherlands)*	5,420	$121,733
VeriFone Systems, Inc.*	188,600	4,273,676

		11,463,288

Office Electronics - 0.0%#
Canon, Inc. (Japan)[1]	4,500	142,005

Semiconductors & Semiconductor Equipment - 0.9%
Samsung Electronics Co. Ltd. (South Korea)[1]	660	910,179
Skyworks Solutions, Inc.*	286,390	7,383,134
Tokyo Electron Ltd. (Japan)[1]	9,300	510,316

		8,803,629

Software - 3.2%
Aspen Technology, Inc.*	1,510	57,727
Aveva Group plc (United Kingdom)[1]	7,831	324,475
Electronic Arts, Inc.*	529,560	13,900,950
Fortinet, Inc.*	483,710	9,727,408
MICROS Systems, Inc.*	99,427	5,393,915
Qualys, Inc.*	11,684	243,027
RealPage, Inc.*	46,670	1,144,815
SAP AG (Germany)[1]	13,420	1,050,149
Temenos Group AG (Switzerland)[1]	14,500	369,480
Totvs S.A. (Brazil)	3,600	61,034

		32,272,980

Total Information Technology		186,366,969

Materials - 4.1%
Chemicals - 2.1%
BASF SE (Germany)[1]	4,330	449,519
Chr. Hansen Holding A/S (Denmark)[1]	5,800	214,910
Linde AG (Germany)[1]	5,330	1,011,775
Monsanto Co.	122,520	12,849,898
Syngenta AG (Switzerland)[1]	14,450	5,832,261
Tronox Ltd. - Class A	9,770	225,589
Umicore S.A. (Belgium)[1]	7,050	335,715
Yingde Gases Group Co., Ltd. (China)[1]	169,000	173,495

		21,093,162

Construction Materials - 0.0%#
CRH plc (Ireland)[1]	9,580	233,618
Holcim Ltd. (Switzerland)[1]	2,710	201,568

		435,186

Metals & Mining - 2.0%
Alcoa, Inc.	2,053,450	19,035,482
Alumina Ltd. (Australia)*[1]	217,340	211,314
Impala Platinum Holdings Ltd. (South Africa)[1]	17,990	218,519
Noranda Aluminum Holding Corp.	73,150	198,968
Norsk Hydro ASA (Norway)[1]	34,950	155,974
ThyssenKrupp AG (Germany)*[1]	3,430	87,511

		19,907,768

Total Materials		41,436,116

Telecommunication Services - 0.7%
Diversified Telecommunication Services - 0.7%
Telefonica S.A. - ADR (Spain)*	39,010	681,505
Telenor ASA (Norway)[1]	214,900	5,163,536
Telenor ASA - ADR (Norway)[2]	9,830	709,824
Vivendi S.A. (France)[1]	9,160	231,930
Ziggo N.V. (Netherlands)[1]	1,810	77,594

		6,864,389

Wireless Telecommunication Services - 0.0%#
America Movil SAB de C.V. - Class L - ADR (Mexico)	15,850	339,349
MTN Group Ltd. (South Africa)[1]	7,410	147,290

		486,639

Total Telecommunication Services		7,351,028

Utilities - 0.0%#
Independent Power Producers & Energy Traders - 0.0%#
Dynegy, Inc.*	19,750	383,743

TOTAL COMMON STOCKS (Identified Cost $701,272,570)		845,620,116

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS - 4.9%

Non-Convertible Corporate Bonds - 4.9%
Consumer Discretionary - 0.8%
Media - 0.4%
NBCUniversal Media LLC, 2.875%, 4/1/2016	3,955,000	4,148,554

Specialty Retail - 0.4%
Lowe’s Companies, Inc., 1.625%, 4/15/2017	4,080,000	4,112,628

Total Consumer Discretionary		8,261,182

Consumer Staples - 0.4%
Beverages - 0.4%
PepsiCo, Inc., 1.25%, 8/13/2017	4,170,000	4,146,927

Financials - 2.2%
Capital Markets - 0.1%
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	410,000	461,108

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2013

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Morgan Stanley, 5.50%, 1/26/2020	405,000	$457,097

		918,205

Commercial Banks - 0.7%
Bank of Nova Scotia (Canada)[4], 1.65%, 10/29/2015	2,425,000	2,477,865
Barclays Bank plc (United Kingdom)[4], 2.50%, 9/21/2015	2,425,000	2,507,331
BNP Paribas Home Loan Covered Bonds S.A. (France)[4], 2.20%, 11/2/2015	2,425,000	2,491,445

		7,476,641

Diversified Financial Services - 1.0%
Citigroup, Inc., 8.50%, 5/22/2019	279,000	360,992
General Electric Capital Corp., 1.625%, 7/2/2015	4,115,000	4,181,256
General Electric Capital Corp., 5.50%, 1/8/2020	375,000	433,799
Jefferies Group LLC, 5.125%, 4/13/2018	850,000	915,207
Jefferies Group LLC, 8.50%, 7/15/2019	3,000,000	3,649,410
JPMorgan Chase & Co., 4.95%, 3/25/2020	385,000	428,974

		9,969,638

Insurance - 0.4%
American International Group, Inc., 5.45%, 5/18/2017	3,740,000	4,213,705

Total Financials		22,578,189

Health Care - 0.4%
Biotechnology - 0.4%
Amgen, Inc., 5.70%, 2/1/2019	3,510,000	4,056,124

Industrials - 0.4%
Aerospace & Defense - 0.4%
United Technologies Corp., 1.80%, 6/1/2017	4,040,000	4,118,667

Information Technology - 0.4%
Computers & Peripherals - 0.4%
Hewlett-Packard Co., 2.60%, 9/15/2017	4,170,000	4,240,519

Telecommunication Services - 0.3%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc., 8.75%, 11/1/2018	1,936,000	2,495,905

TOTAL CORPORATE BONDS (Identified Cost $48,725,814)		49,897,513

U.S. GOVERNMENT AGENCIES - 8.8%

Other Agencies - 8.8%
Fannie Mae, 1.625%, 10/26/2015	37,914,000	38,856,997
Fannie Mae, 0.875%, 8/28/2017	51,000,000	50,655,546

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $89,498,023)		89,512,543

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 3.8%

Dreyfus Cash Management, Inc. - Institutional Shares[5], 0.04%, (Identified Cost $38,865,790)	38,865,790	38,865,790

TOTAL INVESTMENTS - 100.4% (Identified Cost $878,362,197)		1,023,895,962
LIABILITIES, LESS OTHER ASSETS - (0.4%)		(4,449,423)

NET ASSETS - 100%		$1,019,446,539

KEY:

ADR - American Depository Receipt

*Non-income producing security.

#Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3Amount is stated in USD unless otherwise noted.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $7,476,641 or 0.7%, of the Series’ net assets as of October 31, 2013 (see Note 2 to the financial statements).

5Rate shown is the current yield as of October 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2013

ASSETS:

Investments, at value (identified cost $878,362,197) (Note 2)	$1,023,895,962
Foreign currency (identified cost $2,328)	1,225
Receivable for securities sold	36,201,135
Receivable for fund shares sold	2,230,074
Interest receivable	544,742
Foreign tax reclaims receivable	360,726
Dividends receivable	335,699

TOTAL ASSETS	1,063,569,563

LIABILITIES:

Accrued management fees (Note 3)	638,159
Accrued shareholder services fees (Class S) (Note 3)	110,983
Accrued transfer agent fees (Note 3)	55,447
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	44,429
Accrued fund accounting and administration fees (Note 3)	34,675
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	42,380,559
Payable for fund shares repurchased	766,583
Other payables and accrued expenses	91,782

TOTAL LIABILITIES	44,123,024

TOTAL NET ASSETS	$1,019,446,539

NET ASSETS CONSIST OF:

Capital stock	$614,405
Additional paid-in-capital	762,362,920
Undistributed net investment income	989,950
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	109,935,338
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	145,543,926

TOTAL NET ASSETS	$1,019,446,539

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2013

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($530,509,861/25,254,220 shares)	$21.01

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($418,785,324/31,363,505 shares)	$13.35

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($36,988,964/2,668,152 shares)	$13.86

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($33,162,390/2,154,649 shares)	$15.39

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2013

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $468,205)	$11,336,287
Interest	2,093,209

Total Investment Income	13,429,496

EXPENSES:

Management fees (Note 3)	6,746,561
Shareholder services fees (Class S) (Note 3)	1,234,096
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	286,960
Transfer agent fees (Note 3)	172,337
Fund accounting and administration fees (Note 3)	147,281
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	122,321
Directors’ fees (Note 3)	20,784
Chief Compliance Officer service fees (Note 3)	2,369
Custodian fees	83,598
Miscellaneous	228,410

Total Expenses	9,044,717

NET INVESTMENT INCOME	4,384,779

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	111,778,961
Foreign currency and translation of other assets and liabilities	(15,504)

111,763,457

Net change in unrealized appreciation (depreciation) on-
Investments	91,790,492
Foreign currency and translation of other assets and liabilities	7,720

91,798,212

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	203,561,669

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$207,946,448

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,384,779	$3,164,278
Net realized gain (loss) on investments and foreign currency	111,763,457	35,034,888
Net change in unrealized appreciation (depreciation) on investments and foreign currency	91,798,212	33,538,255

Net increase from operations	207,946,448	71,737,421

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(1,021,448)	(2,108,007)
From net investment income (Class I)	(2,376,519)	(2,634,625)
From net investment income (Class C)	—	(15,318)
From net investment income (Class R)	(34,515)	(56,697)
From net realized gain on investments (Class S)	(8,525,711)	—
From net realized gain on investments (Class I)	(8,772,271)	—
From net realized gain on investments (Class C)	(657,225)	—
From net realized gain on investments (Class R)	(458,009)	—

Total distributions to shareholders	(21,845,698)	(4,814,647)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	4,537,730	17,554,083

Net increase in net assets	190,638,480	84,476,857

NET ASSETS:

Beginning of year	828,808,059	744,331,202

End of year (including undistributed net investment income of $989,950 and $367,069, respectively)	$1,019,446,539	$828,808,059

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$17.00	$15.66	$15.59	$13.35	$11.50

Income (loss) from investment operations:
Net investment income[1]	0.08	0.06	0.10	0.08	0.06
Net realized and unrealized gain (loss) on investments	4.29	1.35	0.05	2.21	1.90

Total from investment operations	4.37	1.41	0.15	2.29	1.96

Less distributions to shareholders:
From net investment income	(0.04)	(0.07)	(0.08)	(0.05)	(0.11)
From net realized gain on investments	(0.32)	—	—	—	—

Total distributions to shareholders	(0.36)	(0.07)	(0.08)	(0.05)	(0.11)

Net asset value - End of year	$21.01	$17.00	$15.66	$15.59	$13.35

Net assets - End of year (000’s omitted)	$530,510	$467,244	$512,215	$539,781	$443,770

Total return[2]	26.13%	9.04%	0.94%	17.17%	17.34%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.07%	1.09%	1.09%	1.10%	1.10%
Net investment income	0.43%	0.36%	0.59%	0.54%	0.55%
Series portfolio turnover	67%	64%	65%	68%	67%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[3]	0.03%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	FOR THE YEARS ENDED
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.95	$10.12	$10.12	$8.70	$7.57

Income (loss) from investment operations:
Net investment income[1]	0.08	0.06	0.09	0.08	0.05
Net realized and unrealized gain (loss) on investments	2.72	0.88	0.03	1.43	1.24

Total from investment operations	2.80	0.94	0.12	1.51	1.29

Less distributions to shareholders:
From net investment income	(0.08)	(0.11)	(0.12)	(0.09)	(0.16)
From net realized gain on investments	(0.32)	—	—	—	—

Total distributions to shareholders	(0.40)	(0.11)	(0.12)	(0.09)	(0.16)

Net asset value - End of year	$13.35	$10.95	$10.12	$10.12	$8.70

Net assets - End of year (000’s omitted)	$418,785	$320,999	$210,597	$190,344	$52,271

Total return[2]	26.35%	9.42%	1.14%	17.47%	17.58%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.82%	0.84%	0.84%	0.85%	0.85%
Net investment income	0.66%	0.57%	0.83%	0.81%	0.68%
Series portfolio turnover	67%	64%	65%	68%	67%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[3]	0.02%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class C

	FOR THE YEARS ENDED			FOR THE PERIOD 1/4/10[1] TO 10/31/10
	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.38	$10.52	$10.54	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.04)	(0.04)	(0.02)	(0.01)
Net realized and unrealized gain on investments	2.84	0.91	0.04	0.58

Total from investment operations	2.80	0.87	0.02	0.57

Less distributions to shareholders:
From net investment income	—	(0.01)	(0.04)	(0.03)
From net realized gain on investments	(0.32)	—	—	—

Total distributions to shareholders	(0.32)	(0.01)	(0.04)	(0.03)

Net asset value - End of period	$13.86	$11.38	$10.52	$10.54

Net assets - End of period (000’s omitted)	$36,989	$23,045	$18,102	$7,383

Total return[3]	25.17%	8.27%	0.15%	5.68%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.82%	1.84%	1.84%	1.85%[4]
Net investment loss	(0.35%)	(0.40%)	(0.15%)	(0.13%)[4]
Series portfolio turnover	67%	64%	65%	68%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.01%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

	FOR THE YEARS ENDED			FOR THE PERIOD 6/30/10[1] TO 10/31/10
	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.56	$11.63	$11.64	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.02	0.00 [3]	0.00 [3]	(0.01)
Net realized and unrealized gain on investments	3.15	1.00	0.09	1.65

Total from investment operations	3.17	1.00	0.09	1.64

Less distributions to shareholders:
From net investment income	(0.02)	(0.07)	(0.10)	—
From net realized gain on investments	(0.32)	—	—	—

Total distributions to shareholders	(0.34)	(0.07)	(0.10)	—

Net asset value - End of period	$15.39	$12.56	$11.63	$11.64

Net assets - End of period (000’s omitted)	$33,162	$17,520	$3,418	$31

Total return[4]	25.81%	8.72%	0.71%	16.40%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.32%	1.34%	1.34%	1.35%[5]
Net investment income (loss)	0.14%	0.02%	0.04%	(0.38%)[5]
Series portfolio turnover	67%	64%	65%	68%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	Organization

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Pro-Blend® Conservative Term Series - primary objective is preservation of capital; secondary objective is to provide income and long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Pro-Blend® Maximum Term Series - primary objective is long-term growth of capital.

Each Series is authorized to issue six classes of shares (Class C, R, E, I, S and Z). Currently, only Class S, I, C and R shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2013, 10.9 billion shares have been designated in total among 45 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 25 million each have been designated as Class C common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series and 52.5 million each have been designated as Class R common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instruments’ level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measure. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$79,821,013	$73,325,860	$6,495,153	$—
Consumer Staples	59,586,891	40,220,332	19,366,559	—
Energy	85,182,049	84,718,718	463,331	—
Financials	47,846,179	46,069,566	1,776,613	—
Health Care	62,943,662	61,811,354	1,132,308	—
Industrials	35,474,469	33,698,988	1,775,481	—
Information Technology	92,466,973	91,818,171	648,802	—
Materials	20,339,214	16,558,884	3,780,330	—
Telecommunication Services	2,807,253	255,421	2,551,832	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Preferred securities:
Financials	$5,446,657	$5,446,657	$—	$—
Debt securities:
U.S. Treasury and other U.S. Government agencies	348,906,583	—	348,906,583	—
Corporate debt:
Consumer Discretionary	54,149,737	—	54,149,737	—
Consumer Staples	8,059,983	—	8,059,983	—
Energy	24,457,560	—	24,457,560	—
Financials	305,310,716	—	305,310,716	—
Health Care	12,438,065	—	12,438,065	—
Industrials	24,520,383	—	24,520,383	—
Information Technology	15,034,567	—	15,034,567	—
Materials	28,263,981	—	28,263,981	—
Telecommunication Services	13,554,219	—	13,554,219	—
Utilities	7,141,621	—	7,141,621	—
Convertible corporate debt:
Financials	492,769	—	492,769	—
Asset-backed securities	5,431,037	—	5,431,037	—
Commercial mortgage-backed securities	48,399,194	—	48,399,194	—
Foreign government bonds	41,059,047	—	41,059,047	—
Mutual funds	45,994,215	45,994,215	—	—

Total assets	$1,475,128,037	$499,918,166	$975,209,871	$—

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$151,140,179	$134,105,516	$17,034,663	$—
Consumer Staples	71,389,784	22,768,792	48,620,992	—
Energy	122,033,734	120,444,462	1,589,272	—
Financials	61,996,508	53,723,637	8,272,871	—
Health Care	80,122,677	63,296,456	16,826,221	—
Industrials	54,336,699	45,188,376	9,148,323	—
Information Technology	167,496,608	160,006,118	7,490,490	—
Materials	40,450,383	30,478,194	9,972,189	—
Telecommunication Services	8,350,962	1,065,240	7,285,722	—
Utilities	485,361	485,361	—	—
Preferred securities:
Financials	7,037,501	7,037,501	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	265,764,535	—	265,764,535	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Corporate debt:
Consumer Discretionary	$40,659,233	$—	$40,659,233	$—
Consumer Staples	6,945,080	—	6,945,080	—
Energy	23,176,723	—	23,176,723	—
Financials	226,673,767	—	226,673,767	—
Health Care	10,833,096	—	10,833,096	—
Industrials	16,817,496	—	16,817,496	—
Information Technology	13,455,980	—	13,455,980	—
Materials	22,249,589	—	22,249,589	—
Telecommunication Services	13,192,817	—	13,192,817	—
Utilities	3,688,123	—	3,688,123	—
Convertible corporate debt:
Financials	991,547	—	991,547	—
Asset-backed securities	3,574,032	—	3,574,032	—
Commercial mortgage-backed securities	48,679,153	—	48,679,153	—
Foreign government bonds	40,360,664	—	40,360,664	—
Mutual fund	43,621,609	43,621,609	—	—

Total assets	$1,545,523,840	$682,221,262	$863,302,578	$—

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$190,753,494	$170,510,952	$20,242,542	$—
Consumer Staples	96,039,786	32,059,243	63,980,543	—
Energy	156,367,395	154,396,432	1,970,963	—
Financials	73,832,599	63,275,311	10,557,288	—
Health Care	98,128,365	78,676,520	19,451,845	—
Industrials	70,931,664	59,590,447	11,341,217	—
Information Technology	214,847,742	205,448,958	9,398,784	—
Materials	52,617,306	41,035,016	11,582,290	—
Telecommunication Services	10,813,781	1,405,140	9,408,641	—
Utilities	577,654	577,654	—	—
Preferred securities:
Financials	6,550,790	6,550,790	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	169,277,145	—	169,277,145	—
Corporate debt:
Consumer Discretionary	32,155,994	—	32,155,994	—
Consumer Staples	5,818,617	—	5,818,617	—
Energy	18,441,304	—	18,441,304	—
Financials	157,396,750	—	157,396,750	—
Health Care	4,549,275	—	4,549,275	—
Industrials	14,087,207	—	14,087,207	—
Information Technology	8,888,835	—	8,888,835	—
Materials	20,251,015	—	20,251,015	—
Telecommunication Services	11,377,923	—	11,377,923	—
Utilities	1,675,550	—	1,675,550	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Convertible corporate debt:
Financials	$1,021,594	$—	$1,021,594	$—
Asset-backed securities	3,477,951	—	3,477,951	—
Commercial mortgage-backed securities	40,682,765	—	40,682,765	—
Foreign government bonds	25,765,505	—	25,765,505	—
Mutual fund	41,585,053	41,585,053	—	—

Total assets	$1,527,913,059	$855,111,516	$672,801,543	$—

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$147,945,380	$134,174,802	$13,770,578	$—
Consumer Staples	112,658,049	57,476,894	55,181,155	—
Energy	129,926,299	128,482,474	1,443,825	—
Financials	45,837,823	38,074,451	7,763,372	—
Health Care	97,610,921	83,278,251	14,332,670	—
Industrials	76,103,788	68,639,304	7,464,484	—
Information Technology	186,366,969	179,701,992	6,664,977	—
Materials	41,436,116	32,309,937	9,126,179	—
Telecommunication Services	7,351,028	1,020,854	6,330,174	—
Utilities	383,743	383,743	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	89,512,543	—	89,512,543	—
Corporate debt:
Consumer Discretionary	8,261,182	—	8,261,182	—
Consumer Staples	4,146,927	—	4,146,927	—
Financials	22,578,189	—	22,578,189	—
Health Care	4,056,124	—	4,056,124	—
Industrials	4,118,667	—	4,118,667	—
Information Technology	4,240,519	—	4,240,519	—
Telecommunication Services	2,495,905	—	2,495,905	—
Mutual fund	38,865,790	38,865,790	—	—

Total assets	$1,023,895,962	$762,408,492	$261,487,470	$—

There were no Level 3 securities held by any of the Pro-Blend® Series as of October 31, 2012 or October 31, 2013.

Please see the Investment Portfolio for each of the Series for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

Each Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series have in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. Investments in forward foreign currency exchange contacts held by each Series, if any, on October 31, 2013 are shown at the end of each Investment Portfolio. During the period of April 9, 2013 through June 4, 2013, the period for which forward foreign currency contracts were held, the average volume of derivative activity (measured in terms of notional amounts) was $1,570,356, $2,075,721 and $2,069,692 for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series, respectively.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts (continued)

The following table presents the effect of the derivative instruments on the Statement of Operations as of October 31, 2013:

PRO-BLEND® CONSERVATIVE TERM SERIES

STATEMENT OF OPERATIONS
Derivative

Foreign forward currency exchange contracts	Net realized gain (loss) on foreign currency and translation of other assets and liabilities	$(15,475)

PRO-BLEND® MODERATE TERM SERIES

STATEMENT OF OPERATIONS
Derivative

Foreign forward currency exchange contracts	Net realized gain (loss) on foreign currency and translation of other assets and liabilities	$(20,591)

PRO-BLEND® EXTENDED TERM SERIES

STATEMENT OF OPERATIONS
Derivative

Foreign forward currency exchange contracts	Net realized gain (loss) on foreign currency and translation of other assets and liabilities	$(20,578)

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2013, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2010 through October 31, 2013. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% for Pro-Blend® Conservative Term Series and 0.75% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

Class S shares of each Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% for Pro-Blend® Conservative Term Series Class S and 0.25% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, of the Class’ average daily net assets. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2015, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder services fees and distribution and service fees (12b-1), at no more than the amounts presented in the following table, of average daily net assets each year. In addition, the Advisor has voluntarily agreed to waive fees and reimburse expenses during the current fiscal year in order to keep total direct annual fund operating expenses for the Series, inclusive

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

of shareholder services fees and distribution and service fees (12b-1), at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT	VOLUNTARY EXPENSE LIMITATION*
Pro-Blend® Conservative Term Series Class S	0.80%	0.90%
Pro-Blend® Conservative Term Series Class I	0.70%	—
Pro-Blend® Conservative Term Series Class C	0.80%	1.70%
Pro-Blend® Conservative Term Series Class R	0.80%	1.20%
Pro-Blend® Moderate Term Series Class S	0.95%	1.10%
Pro-Blend® Moderate Term Series Class I	0.85%	—
Pro-Blend® Moderate Term Series Class C	0.95%	1.85%
Pro-Blend® Moderate Term Series Class R	0.95%	1.35%
Pro-Blend® Extended Term Series Class S	0.95%	1.10%
Pro-Blend® Extended Term Series Class I	0.85%	—
Pro-Blend® Extended Term Series Class C	0.95%	1.85%
Pro-Blend® Extended Term Series Class R	0.95%	1.35%
Pro-Blend® Maximum Term Series Class S	0.95%	1.10%
Pro-Blend® Maximum Term Series Class I	0.85%	—
Pro-Blend® Maximum Term Series Class C	0.95%	1.85%
Pro-Blend® Maximum Term Series Class R	0.95%	1.35%

*Effective November 20, 2013, the Board approved to make this a contractual expense limitation.

The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class C and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 1.00% of average daily net assets attributable to Class C shares and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and services fees on the Class S or Class I shares of each Series. The fees are accrued daily and paid monthly.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were as follows:

	PURCHASES		SALES
SERIES	OTHER ISSUERS	GOVERNMENT	OTHER ISSUERS	GOVERNMENT
Pro-Blend® Conservative Term Series	$669,080,346	$229,548,363	$547,497,541	$216,780,580
Pro-Blend® Moderate Term Series	689,010,969	157,021,473	551,674,331	172,859,711
Pro-Blend® Extended Term Series	728,059,757	163,088,709	694,980,301	188,801,206
Pro-Blend® Maximum Term Series	465,961,714	115,366,791	551,322,680	35,705,944

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class C and Class R shares:

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS S:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	27,050,002	$372,713,290	26,069,181	$343,763,360
Reinvested	2,561,283	34,386,631	2,267,263	28,835,907
Repurchased	(28,677,650)	(396,571,291)	(23,020,286)	(304,046,708)

Total	933,635	$10,528,630	5,316,158	$68,552,559

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS I:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	13,062,245	$144,363,136	11,315,785	$120,465,074
Reinvested	751,296	8,103,809	496,678	5,126,231
Repurchased	(8,483,810)	(94,070,475)	(6,068,215)	(64,644,410)

Total	5,329,731	$58,396,470	5,744,248	$60,946,895

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS C:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,145,701	$44,420,354	3,294,301	$34,352,366
Reinvested	273,862	2,860,145	165,508	1,656,482
Repurchased	(1,818,299)	(19,463,938)	(808,540)	(8,436,523)

Total	2,601,264	$27,816,561	2,651,269	$27,572,325

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS R:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,682,830	$28,683,950	3,136,578	$32,630,982
Reinvested	145,064	1,512,686	38,175	386,243
Repurchased	(1,525,429)	(16,379,144)	(354,355)	(3,733,100)

Total	1,302,465	$13,817,492	2,820,398	$29,284,125

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MODERATE TERM SERIES CLASS S:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	14,267,236	$197,220,579	13,456,576	$173,187,990
Reinvested	1,772,636	23,446,175	2,497,934	30,293,484
Repurchased	(14,628,387)	(201,711,224)	(15,524,966)	(199,950,024)

Total	1,411,485	$18,955,530	429,544	$3,531,450

PRO-BLEND® MODERATE TERM SERIES CLASS I:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	17,822,910	$195,401,918	19,011,171	$195,393,293
Reinvested	1,783,097	18,795,420	1,793,291	17,519,244
Repurchased	(13,005,509)	(142,840,843)	(7,863,290)	(80,891,498)

Total	6,600,498	$71,356,495	12,941,172	$132,021,039

PRO-BLEND® MODERATE TERM SERIES CLASS C:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,678,186	$40,811,017	2,743,976	$28,755,211
Reinvested	275,738	2,930,108	295,321	2,909,073
Repurchased	(1,862,292)	(20,683,853)	(974,897)	(10,273,739)

Total	2,091,632	$23,057,272	2,064,400	$21,390,545

PRO-BLEND® MODERATE TERM SERIES CLASS R:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,550,770	$17,625,342	2,467,798	$26,568,820
Reinvested	142,562	1,560,402	125,978	1,275,941
Repurchased	(1,120,323)	(12,826,064)	(683,284)	(7,401,853)

Total	573,009	$6,359,680	1,910,492	$20,442,908

PRO-BLEND® EXTENDED TERM SERIES CLASS S:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	9,923,102	$167,544,175	13,112,333	$202,738,783
Reinvested	1,913,554	30,502,482	2,045,908	29,485,102
Repurchased	(16,031,300)	(267,269,342)	(11,985,226)	(186,275,586)

Total	(4,194,644)	$(69,222,685)	3,173,015	$45,948,299

PRO-BLEND® EXTENDED TERM SERIES CLASS I:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	21,092,223	$224,950,730	21,647,453	$216,083,753
Reinvested	1,477,410	15,144,117	1,373,291	13,023,907
Repurchased	(16,258,417)	(175,313,005)	(13,118,636)	(131,307,939)

Total	6,311,216	$64,781,842	9,902,108	$97,799,721

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® EXTENDED TERM SERIES CLASS C:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,422,909	$39,443,179	2,122,883	$22,673,316
Reinvested	414,031	4,467,195	384,905	3,827,641
Repurchased	(1,379,382)	(15,841,552)	(1,041,421)	(11,141,698)

Total	2,457,558	$28,068,822	1,466,367	$15,359,259

PRO-BLEND® EXTENDED TERM SERIES CLASS R:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,173,917	$26,054,858	2,966,151	$32,865,356
Reinvested	191,062	2,163,617	120,408	1,254,744
Repurchased	(1,104,699)	(13,260,429)	(499,400)	(5,671,501)

Total	1,260,280	$14,958,046	2,587,159	$28,448,599

PRO-BLEND® MAXIMUM TERM SERIES CLASS S:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,219,708	$99,757,537	4,736,070	$76,881,479
Reinvested	540,999	9,389,515	135,989	2,059,460
Repurchased	(7,994,377)	(150,241,757)	(10,099,677)	(164,352,376)

Total	(2,233,670)	$(41,094,705)	(5,227,618)	$(85,411,437)

PRO-BLEND® MAXIMUM TERM SERIES CLASS I:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	9,953,438	$119,890,447	16,683,670	$170,265,289
Reinvested	467,438	5,184,567	136,210	1,338,627
Repurchased	(8,383,672)	(98,322,076)	(8,295,889)	(84,917,904)

Total	2,037,204	$26,752,938	8,523,991	$86,686,012

PRO-BLEND® MAXIMUM TERM SERIES CLASS C:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	859,063	$10,954,031	624,670	$6,847,410
Reinvested	55,571	636,289	1,483	14,790
Repurchased	(271,074)	(3,369,507)	(321,604)	(3,491,401)

Total	643,560	$8,220,813	304,549	$3,370,799

PRO-BLEND® MAXIMUM TERM SERIES CLASS R:	FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,267,093	$17,719,167	1,291,508	$15,255,655
Reinvested	38,460	489,364	4,971	55,655
Repurchased	(545,475)	(7,549,847)	(195,888)	(2,402,601)

Total	760,078	$10,658,684	1,100,591	$12,908,709

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

At October 31, 2013, the retirement plan of the Advisor and its affiliates owned the following:

SERIES	SHARES OWNED	PERCENTAGE OF SERIES SHARES OUTSTANDING	VALUE
Pro-Blend® Conservative Term Series	157,905	0.1%	$1,796,956
Pro-Blend® Moderate Term Series	181,346	0.1%	2,096,362
Pro-Blend® Extended Term Series	1,847,922	1.7%	21,435,897
Pro-Blend® Maximum Term Series	1,541,565	2.5%	20,579,889

In addition, one shareholder owned 20,766,713 shares of Pro-Blend® Moderate Term Series (17.1% of shares outstanding) valued at $240,063,202. The Target 2040 Series, another series of the Fund, owned 7,617,629 shares of Pro-Blend® Maximum Term Series (12.4% of shares outstanding) valued at $101,695,349. Investment activities of these shareholders may have a material effect on the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs) and real estate investment trusts. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2013, $52,328 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income for Pro-Blend® Conservative Term Series. $169,322 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments for Pro-Blend® Moderate Term Series. Amounts were reclassified within the capital accounts to reduce Additional Paid in Capital by $3, reduce Undistributed Net Investment Income by $149,386 and increase Accumulated Net Realized Gain on Investments by $149,389 for Pro-Blend® Extended Term Series. Amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $541,970, reduce Undistributed Net Investment Income by $329,416 and reduce Accumulated Net Realized Gain on Investments by $212,554 for Pro-Blend® Maximum Term Series. Any such reclassifications are not reflected in the financial highlights.

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES		PRO-BLEND® MODERATE TERM SERIES
	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
Ordinary income	$27,273,142	$23,254,049	$21,788,120	$25,502,215
Long-term capital gains	25,309,586	16,955,171	29,266,732	31,469,820

	PRO-BLEND® EXTENDED TERM SERIES		PRO-BLEND® MAXIMUM TERM SERIES
	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/12
Ordinary income	$23,251,190	$18,107,350	$3,432,482	$4,814,647
Long-term capital gains	40,601,811	39,623,892	18,413,216	—

At October 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES	PRO-BLEND® MAXIMUM TERM SERIES
Cost for federal income tax purposes	$1,387,279,927	$1,390,469,254	$1,337,914,878	$879,802,844
Unrealized appreciation	99,593,423	170,341,407	206,243,249	157,327,920
Unrealized depreciation	(11,745,313)	(15,286,821)	(16,245,068)	(13,234,802)

Net unrealized appreciation	$87,848,110	$155,054,586	$189,998,181	$144,093,118
Undistributed ordinary income	22,438,545	21,334,984	22,298,683	30,940,720
Undistributed long-term gains	53,447,603	59,935,053	80,518,739	81,425,215

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of - Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2013

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$9,180,887
Pro-Blend® Moderate Term Series	8,769,647
Pro-Blend® Extended Term Series	10,941,069
Pro-Blend® Maximum Term Series	10,168,646

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	14.16%
Pro-Blend® Moderate Term Series	16.38%
Pro-Blend® Extended Term Series	24.63%
Pro-Blend® Maximum Term Series	16.27%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2013 as follows:

Series
Pro-Blend® Conservative Term Series	$78,757,189
Pro-Blend® Moderate Term Series	89,201,785
Pro-Blend® Extended Term Series	121,120,550
Pro-Blend® Maximum Term Series	100,028,640

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-present)

HoustonPharma (2000-2009)

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNPRO-10/13-AR

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Tax Managed Series, Equity Series, Overseas Series, Dividend Focus Series, Target Income Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, and Target 2055 Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2013 and 2012 were:

	2013	2012

Audit Fees (a)	$379,471	$365,996

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$113,320	$112,050

All Other Fees (d)	$0	$0

	$492,791	$478,046

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2013 and 2012.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2013	2012

Audit Related Fees	$1,944	$1,944
Tax Fees	$0	$0

	$1,944	$1,944

The Audit Related fees for the years ended October 31, 2013 and 2012 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2013 and 2012.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2013 and 2012 were $113,320 and $112,050, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $1,944 and $1,944, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6:	INVESTMENTS

(a) See Investment Portfolios under Item 1 on this Form N-CSR.

(b) Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX- 99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

December 30, 2013

/s/ Christine Glavin

Christine Glavin

Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

December 30, 2013